UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2016

Date of reporting period: October 31, 2016

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund

Cornerstone Advisors Global Public Equity Fund

Cornerstone Advisors Income Opportunities Fund

Cornerstone Advisors Public Alternatives Fund

Cornerstone Advisors Real Assets Fund

Cornerstone Advisors Core Plus Bond Fund

Annual Report	October 31, 2016

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2016

TABLE OF CONTENTS
Management’s Discussion and Analysis of Fund Performance (unaudited)	1
Schedules of Investments	9

The Cornerstone Advisors Funds files their complete schedule of fund holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q will be available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, will be available (i) without charge, upon request, by calling 1-888-762-1442; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2016

Management’s Discussion and Analysis of Fund Performance (unaudited)

Cornerstone Advisors Global Public Equity Fund

The Cornerstone Advisors Global Public Equity Fund (the “Fund”) reached its four year anniversary on August 30, 2016. Since inception, the fund has grown from $507 million in initial assets to $885 million at fiscal year-end, October 31, 2016. The Fund has performed within expectations for the time period and market conditions and is ahead of the MSCI All Country World Index (“ACWI”) (“Fund benchmark”) since inception with an annualized return of 9.37% to 8.33%.

Fund performance was 2.40% for the fiscal year versus the Fund benchmark at 2.05%. The Global Structured Module was the best performer at 6.65%. Style Specialists gained 3.53% for the year and Global Opportunistic Module lost 0.40%. Given the market environment and our thorough understanding of the strategy, we are not overly concerned that the Module trailed the benchmark and believe this shows the diversification benefit of the three Modules. Overall, we are pleased with the positive performance against the benchmark over the past year.

No sub-advisor changes were made during the fiscal year.

Global Public Equity markets weathered several periods of volatility, including the immediate sell-off around the U.S. Federal Reserve’s first federal funds rate increase since 2006. We believe our diversified approach performed as expected during the periods. The underlying funds and sub-advisors will continue to select the geographic region, investment style, and market capitalization in which they wish to invest. This results in the Fund being designed to participate in the economic growth of multiple regions, currencies, and economic sectors. While the Fund benchmark (MSCI ACW Index) is a market capitalization weighted index designed to measure the equity market performance of 23 developed and 23 emerging markets, the Fund is agnostic to market capitalization weighting and is not bound to the 46 countries defined by the benchmark. Therefore, some level of deviation is expected. We look forward to sharing periodic updates on the Cornerstone Advisors Global Public Equity Fund with you in the coming year. Thank you for your continued trust and confidence in Cornerstone Advisors.

AVERAGE ANNUAL TOTAL RETURN [1,2]
	One Year Return	Average Annual 3-Year Return	Annualized Inception to Date
Cornerstone Advisors Global Public Equity Fund	2.40%	3.88%	9.37%
MSCI ACWI [3]	2.05%	3.21%	8.33%

Comparison of Change in the Value of a $10,000 Investment in the Cornerstone Advisors Global Public Equity Fund, versus the MSCI ACWI

1	For the year ended October 31, 2016. Past performance is no indication of future performance. Shares of the Fund were offered beginning August 30, 2012.

2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3	The MSCI ACWI is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices.

This represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Investing in the Fund is subject to the risks of the underlying funds. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Investments in smaller companies typically exhibit higher volatility. The Fund is non-diversified and entails certain risks, including risk associated with the use of derivatives (options, swap agreements, futures contracts and similar instruments), hedging, and leverage, which can increase volatility and decrease performance.

One year return and annualized inception to date return as of 09/30/2016 are 11.91% and 10.26%, respectively. Gross expense ratio for the Fund from the most recent prospectus is 0.99%. The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more of less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 888-762-1442.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2016

Management’s Discussion and Analysis of Fund Performance (unaudited)

Cornerstone Advisors Income Opportunities Fund

The Cornerstone Advisors Income Opportunities Fund (the “Fund”) reached its four year anniversary on August 30, 2016. Since inception, the fund has grown from $114 million in initial assets to $192 million at fiscal year-end, October 31, 2016. The fund has performed within expectations for the time period and market conditions but trails the Blended Index Benchmark (25% weights to each of the BofA Merrill Lynch All Convertibles All Qualities Index, BofA Merrill Lynch Global High Yield Constrained Index, JP Morgan GBI-EM Global Diversified Index and Alerian MLP Index (“Fund benchmark”)), 3.46% to 3.48% annualized since inception. It is trailing the primary benchmark (60%/40% blend of the MSCI All-Country World Index and Bloomberg Barclays US Aggregate Index) which has annualized 6.05% since inception.

Fund performance was 5.72% for the fiscal year versus the Blended Index Benchmark at 5.69%. The Emerging Markets Local Debt Module was the best performer at 11.39%, followed by the Global High Yield Module at 9.06%, Convertible Securities Module at 0.77% and the Master Limited Partnership Income Module was the lone decliner at -2.29%.

During the fiscal year no changes were made to the Fund sub-advisors.

After a difficult fiscal year-end 2015, we were pleased to see the rebound in absolute performance for the Fund in fiscal year 2016. Given a continued desire for yield by investors, we believe this fund is positioned to continue to benefit from that trend. While we expect the variability of returns to be higher than those of traditional core fixed income, we also expect less sensitivity to rising rates which have recently taken focus. We look forward to sharing periodic updates on the Cornerstone Advisors Income Opportunities Fund with you in the coming year. Thank you for your continued trust and confidence in Cornerstone Advisors.

AVERAGE ANNUAL TOTAL RETURN [1,2]
	One Year Return	Average Annual 3-Year Return	Annualized Inception to Date
Cornerstone Advisors Income Opportunities Fund	5.72%	0.07%	3.46%
60/40 Hybrid of the following Indices:	3.12%	3.48%	6.05%
MSCI ACWI [3]	2.05%	3.21%	8.33%
Bloomberg Barclays U.S. Aggregate Index [4]	4.37%	3.48%	2.37%

Comparison of Change in the Value of a $10,000 Investment in the Cornerstone Advisors Income Opportunities Fund, versus a 60/40 Hybrid of following indices: the MSCI ACWI and the Bloomberg Barclays U.S. Aggregate Index

1	For the year ended October 31, 2016. Past performance is no indication of future performance. Shares of the Fund were offered beginning August 30, 2012.

2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3	The MSCI ACWI is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices.

4	The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities

This represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Investing in the Fund is subject to the risks of the underlying funds. International investments may involve risk of capital loss from unfavorable fluctuation in currency values or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Investments in smaller companies typically exhibit higher volatility. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities, due to the speculative nature of their investments. The Fund is non-diversified and entails certain risks, including risk associated with the use of derivatives (options, swap agreements, futures contracts and similar instruments), hedging, and leverage, which can increase volatility and decrease performance. Investments in securities of MLPs involve risk that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP. MLP common units and other equity securities can be affected by economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer. MLP investments in

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2016

the energy industry entail significant risk and volatility. The potential tax benefits from investing in MLPs depend on them being treated as partnerships for federal tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the fund which could result in a reduction of the fund’s value.

One year return and annualized inception to date return as of 09/30/2016 are 12.32% and 4.00%, respectively. Gross expense ratio from the most recent prospectus is 0.92%. The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more of less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 888-762-1442.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2016

Management’s Discussion and Analysis of Fund Performance (unaudited)

Cornerstone Advisors Public Alternatives Fund

The Cornerstone Advisors Public Alternatives Fund (the “Fund”) reached its four year anniversary on August 30, 2016. Since inception, the fund has grown from $293 million in initial assets to $488 million at fiscal year-end, October 31, 2016. The fund is performing within expectations and has outperformed the Blended Index Benchmark (60% HFRX Macro/CTA Index, 40% HFRX Absolute Return Index) 3.11% to 1.03% annualized since inception. It is trailing the primary benchmark (60%/40% blend of the MSCI All-Country World Index and Bloomberg Barclays US Aggregate Index) which has annualized 6.05% since inception.

Fund performance was 0.18% for the fiscal year versus the Blended Index Benchmark at -1.26%. The Arbitrage Module was the best performer at 1.82%. The Global Macro Module returned -1.68% for the same period.

While performance for the fiscal year was benign in absolute terms, we were encouraged by the fund’s performance during the volatile period of December 2015 into February 2016. We believe that these periods highlight the differences in performance between this Fund and traditional equity and bond investments.

During the fiscal year no changes were made to the sub-advisors to the Fund.

In the coming year we will continue to monitor the investment universe for compelling strategies that may be appropriate for the fund. The liquid alternatives market is a rapidly evolving investment space and we remained dedicated to sourcing compelling sub-advisors. We look forward to sharing periodic updates on the Cornerstone Advisors Public Alternatives Fund with you in the coming year. Thank you for your continued trust and confidence in Cornerstone Advisors.

AVERAGE ANNUAL TOTAL RETURN [1,2]
	One Year Return	Average Annual 3-Year Return	Annualized Inception to Date
Cornerstone Advisors Public Alternatives Fund	0.18%	3.41%	3.11%
60/40 Hybrid of the following Indices:	3.12%	3.48%	6.05%
MSCI ACWI [3]	2.05%	3.21%	8.33%
Bloomberg Barclays U.S. Aggregate Index [4]	4.37%	3.48%	2.37%

Comparison of Change in the Value of a $10,000 Investment in the Cornerstone Advisors Public Alternatives Fund, versus a 60/40 Hybrid of following indices: the MSCI ACWI and the Bloomberg Barclays U.S. Aggregate Index

1	For the year ended October 31, 2016. Past performance is no indication of future performance. Shares of the Fund were offered beginning August 30, 2012.

2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3	The MSCI ACWI is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices.

4	The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

This represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Investing in the Fund is subject to the risks of the underlying funds. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Investments in smaller companies typically exhibit higher volatility. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities, due to the speculative nature of their investments. Investing in the commodity futures markets may subject the Fund to greater volatility than investments in traditional securities. With short sales, you risk paying more for a security than you received from its sale. Short sale losses are potentially unlimited. The Fund is non-diversified and entails certain risks, including risk associated with the use of derivatives (options, swap agreements, futures contracts and similar instruments), hedging, arbitrage and leverage, which can increase volatility and decrease performance.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2016

One year return and annualized inception to date return as of 09/30/2016 are -0.11% and 3.14%, respectively. Gross expense ratio from the most recent prospectus is 2.57%. The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more of less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 888-762-1442.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2016

Management’s Discussion and Analysis of Fund Performance (unaudited)

Cornerstone Advisors Real Assets Fund

The Cornerstone Advisors Real Assets Fund (the “Fund”) reached its four year anniversary on August 30, 2016. Since inception, the Fund has grown from $115 million in initial assets to $186 million at fiscal year-end, October 31, 2016. While returns since inception have been negative, the fund is outperforming the Blended Index Benchmark (Equal weights of the Bloomberg Barclays Commodity Index, Bloomberg Barclays US TIPS Index and Alerian MLP Index), -3.58% annualized versus -3.71% annualized since inception. It is trailing the primary benchmark (60%/40% blend of the MSCI All-Country World Index and Bloomberg Barclays US Aggregate Index) which has annualized 6.05% since inception.

Fund performance was positive 2.46% for the fiscal year versus the Blended Index Benchmark at 0.87%. The TIPS Module was the leading performer at 5.60%, Commodities returned 4.40% and MLP Total Return Module lost 1.97%. This was a strong rebound from the energy market declines that impacted the fund in fiscal year 2015. Given the recent rise in inflation expectations, we believe the Fund is well positioned to take advantage of firming inflation expectations.

During the fiscal year there were no changes to the underlying sub-advisors to the Fund.

As we reported last year, we spent some time this year researching the potential for a fourth module to this Fund. We concluded that real estate may be an interesting fit; however, we plan to take more time to determine what avenue is most appropriate for investment in real estate strategies. We look forward to sharing periodic updates on the Cornerstone Advisors Real Assets Fund with you in the coming year. Thank you for your continued trust and confidence in Cornerstone Advisors.

AVERAGE ANNUAL TOTAL RETURN [1,2]
	One Year Return	Average Annual 3-Year Return	Annualized Inception to Date
Cornerstone Advisors Real Assets Fund	2.46%	-4.67%	-3.58%
60/40 Hybrid of the following Indices: [3]	3.12%	3.48%	6.05%
MSCI ACWI [3]	2.05%	3.21%	8.33%
Bloomberg Barclays U.S. Aggregate Index [4]	4.37%	3.48%	2.37%

Comparison of Change in the Value of a $10,000 Investment in the Cornerstone Advisors Real Assets Fund, versus a 60/40 Hybrid of following indices: the MSCI ACWI and the Bloomberg Barclays U.S. Aggregate Index

1	For the year ended October 31, 2016. Past performance is no indication of future performance. Shares of the Fund were offered beginning August 30, 2012.

2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3	The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices.

4	The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

This represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Investing in the Fund is subject to the risks of the underlying funds. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities, due to the speculative nature of their investments. The Fund is non-diversified and entails certain risks, including risk associated with the use of derivatives (options, swap agreements, futures contracts and similar instruments), hedging, and leverage, which can increase volatility and decrease performance. Investments in securities of MLPs involve risk that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP. MLP common units and other equity securities can be affected by economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2016

unanticipated poor performance of a particular issuer. MLP investments in the energy industry entail significant risk and volatility. Investing in the commodity futures markets may subject the Fund to greater volatility than investments in traditional securities. The value of an inflation protected security tends to decrease when real interest rates increase, and tends to increase when real interest rates decrease. The potential tax benefits from investing in MLPs depend on them being treated as partnerships for federal tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the fund which could result in a reduction of the fund’s value.

One year return and annualized inception to date return as of 09/30/2016 are 7.06% and -3.29%, respectively. Gross expense ratio from the most recent prospectus is 0.99%. The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more of less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 888-762-1442.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2016

Management’s Discussion and Analysis of Fund Performance (unaudited)

Cornerstone Advisors Core Plus Bond Fund

The Cornerstone Advisors Core Plus Bond Fund (the “Fund”) was launched on August 30, 2016 with four sub-advisors (Franklin Templeton, Inc., Loomis Sayles & Company, L.P., Metropolitan West Asset Management LLC and Prime Advisors, Inc.). After approximately two months, the Fund ended the fiscal year-end October 31, 2016 with $396 million in assets. While the track record is extremely short, we are pleased that the fund is beating its benchmark (Bloomberg Barclays US Aggregate Bond Index) with a return of -0.10% to date verse -0.81% for the index.

We are excited for the launch of this Fund and look forward to providing you with more meaningful performance comparisons as time passes. Thank you for your continued trust and confidence in Cornerstone Advisors.

AVERAGE ANNUAL TOTAL RETURN [1,2]
Cumulative Inception to Date
Cornerstone Advisors Core Plus Bond Fund	-0.10%
Bloomberg Barclays U.S. Aggregate Index [3]	-0.81%

1	For the period ended October 31, 2016. Past performance is no indication of future performance. Shares of the Fund were offered beginning August 30, 2016.

2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3	The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

This represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Investing in the Fund is subject to the risks of the underlying funds. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Investments in smaller companies typically exhibit higher volatility. The Fund is non-diversified and entails certain risks, including risk associated with the use of derivatives (options, swap agreements, futures contracts and similar instruments), hedging, and leverage, which can increase volatility and decrease performance.

Cumulative inception to date return as of 09/30/2016 are -0.46% and -0.05%, respectively. Gross expense ratio for the Fund from the most recent prospectus is 0.49%. The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more of less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 888-762-1442.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2016

Sector Weightings (unaudited) †:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 93.0%
	Shares	Value

ARGENTINA — 0.1%
MercadoLibre	939	$157,761
Pampa Energia ADR *	3,738	127,354
Ternium ADR	13,966	333,927

		619,042

AUSTRALIA — 2.0%
Abacus Property Group ‡	45,505	96,924
Aconex *	16,401	69,368
Adelaide Brighton	18,475	75,188
AGL Energy	37,851	552,254
Amcor	35,511	397,094
APA Group	79,013	478,437
Ardent Leisure Group	29,520	45,361
Aristocrat Leisure	38,030	443,777
ASX	1,069	38,325
Bapcor	69,916	272,839
Beach Energy	208,561	115,023
Brambles	27,337	239,769
Caltex Australia	9,340	218,335
Cleanaway Waste Management	105,495	93,090
Commonwealth Bank of Australia	4,947	276,180
Computershare	23,896	191,775
CSG	53,286	51,884
CSL	10,349	791,263
CYBG *	18,923	62,041
Domino’s Pizza Enterprises	46,349	2,265,304
DuluxGroup	22,574	110,588
Event Hospitality and Entertainment	5,176	55,123

COMMON STOCK — continued
	Shares	Value

AUSTRALIA (continued)
Goodman Group ‡	12,602	$65,091
GUD Holdings	3,733	26,977
Hansen Technologies	24,702	77,230
Insurance Australia Group	14,182	59,443
IRESS	11,306	97,615
Iron Mountain ‡	1,327	43,467
iSentia Group	21,469	57,487
JB Hi-Fi	4,199	90,682
LendLease Group	49,100	504,976
Macquarie Atlas Roads Group	18,280	65,634
McMillan Shakespeare	5,650	46,547
Mineral Resources	117,591	1,034,953
National Australia Bank	8,136	173,293
Navitas	18,894	75,313
Newcrest Mining	17,593	301,920
NEXTDC *	26,509	74,208
Origin Energy	46,669	189,931
Orora	240,651	530,883
Ramsay Health Care	4,029	224,838
REA Group	4,177	162,494
Regis Resources	190,549	471,089
Retail Food Group	110,700	570,098
Rio Tinto	2,512	103,531
Scentre Group ‡	15,293	48,976
SMS Management & Technology	13,961	16,196
Southern Cross Media Group	57,479	62,963
Spotless Group Holdings	33,984	25,852
Star Entertainment Grp	29,336	111,356
Stockland ‡	19,141	64,358
Suncorp Group	6,044	55,034
Super Retail Group	9,154	68,242
Sydney Airport	27,357	130,274
Tabcorp Holdings	24,107	88,757
Tatts Group	40,099	123,843
Teekay LNG Partners LP	107,115	1,585,302
Telstra	190,997	723,550
Ten Network Holdings *	41,069	32,335
TPG Telecom	23,833	137,061
Transurban Group	30,115	238,019
Treasury Wine Estates	52,108	425,718
Vicinity Centres ‡	26,039	56,849
Village Roadshow	3,957	15,321
Washington H Soul Pattinson	7,947	96,120
Wesfarmers	18,007	561,751

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

AUSTRALIA (continued)
Westfield ‡	5,874	$39,768
Westpac Banking	9,821	227,636
Whitehaven Coal *	151,136	348,356
Woodside Petroleum	18,175	392,235
Woolworths	22,151	398,508

		18,062,022

AUSTRIA — 0.3%
ams	5,335	149,610
BUWOG	15,625	377,611
Conwert Immobilien Invest	5,801	102,908
Erste Group Bank	2,944	92,461
Immobilien Anlagen	4,780	86,790
Lenzing	1,926	250,859
Oesterreichische Post	5,380	185,771
OMV	22,524	704,068
Schoeller-Bleckmann Oilfield Equipment	1,010	71,524
Telekom Austria, Cl A	8,670	49,815
Verbund	11,909	198,777
voestalpine	3,162	111,874
Wienerberger	5,642	90,209

		2,472,277

BELGIUM — 0.5%
Anheuser-Busch InBev	18,868	2,165,486
Barco	1,594	125,287
Bekaert	1,905	84,736
bpost	6,682	177,769
Cofinimmo ‡	1	117
Colruyt	338	18,168
D’ieteren	1,219	53,774
Econocom Group	4,595	68,374
Elia System Operator	1,619	83,798
Euronav	6,701	52,515
Groupe Bruxelles Lambert	4,211	362,231
Nyrstar	4,609	23,679
Proximus SADP	8,421	241,089
Telenet Group Holding *	3,256	174,300
Tessenderlo Chemie	1,710	57,028
UCB	6,560	444,246
Umicore	3,188	193,845

		4,326,442

BERMUDA — 0.0%
Maiden Holdings	18,000	245,700

COMMON STOCK — continued
	Shares	Value

BRAZIL — 1.2%
BM&FBovespa — Bolsa de Valores Mercadorias e Futuros	72,168	$423,919
AES Tiete Energia	13,600	70,684
Aliansce Shopping Centers	6,000	31,372
Ambev ADR	55,549	327,739
Arezzo Industria e Comercio	5,300	49,546
Banco do Brasil	32,800	301,489
Banco Santander Brasil ADR (A)	40,256	329,294
BB Seguridade Participacoes	47,114	472,321
BRF	46,259	773,592
CCR	33,191	180,720
CETIP — Mercados Organizados	2,700	37,954
Cia de Saneamento Basico do Estado de Sao Paulo ADR	13,900	146,228
Cia Energetica de Minas Gerais ADR	12,405	37,463
Cia Hering	5,600	34,211
Cia Paranaense de Energia ADR	15,850	180,849
Cielo	44,051	447,824
Cosan Industria e Comercio	17,722	237,126
CPFL Energia	14,431	109,499
CSU Cardsystem	14,100	21,424
Cyrela Brazil Realty Empreendimentos e Participacoes	10,000	33,647
Duratex	56,200	151,768
EcoRodovias Infraestrutura e Logistica*	17,600	51,995
EDP — Energias do Brasil	11,900	57,002
Embraer	20,900	112,030
Engie Brasil Energia	23,679	303,332
Equatorial Energia	22,469	399,472
Estacio Participacoes	6,400	37,333
Eternit	17,800	8,643
Fibria Celulose	3,237	26,012
Fleury	13,600	180,226
Gerdau ADR	180,000	617,400
Grendene	11,300	69,528
Industrias Romi	43,400	42,421
Itau Unibanco Holding ADR	20,566	245,352
JBS	97,400	296,594
Kroton Educacional	101,458	505,065
Light	22,000	120,683
Linx	17,100	101,464
Localiza Rent a Car	9,200	114,683
Lojas Renner	48,389	409,154

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

BRAZIL (continued)
Magazine Luiza *	4,600	$132,149
MRV Engenharia e Participacoes	40,300	155,291
Multiplus	4,000	54,436
Odontoprev	15,100	56,767
QGEP Participacoes	23,800	41,009
Qualicorp	52,735	340,828
Raia Drogasil	1,600	35,614
Schulz	1,200	1,880
Telefonica Brasil ADR	33,220	478,368
Transmissora Alianca de Energia Eletrica	9,100	58,728
Tupy	5,900	24,491
Ultrapar Participacoes	15,600	354,714
Vale ADR, Cl B *	27,290	188,847
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao	3,347	31,446
WEG	71,227	393,623

		10,445,249

CANADA — 2.3%
Advantage Oil & Gas *	42,720	288,240
Agnico Eagle Mines	1,814	92,127
Aimia	5,900	31,891
Air Canada, Cl B *	79,800	752,606
Allied Properties ‡	3,039	81,701
Bank of Montreal	1,400	89,096
Bank of Nova Scotia	1,600	85,982
Barrick Gold	14,335	252,222
BCE	10,615	482,277
Boyd Group Income Fund	5,736	354,389
CAE	8,700	122,201
Canadian Imperial Bank of Commerce	3,500	262,246
Canadian National Railway	7,487	470,666
Canadian Tire, Cl A	800	77,763
Canadian Utilities, Cl A	6,200	177,176
Canfor *	4,052	44,952
Capital Power	5,173	79,641
CCL Industries, Cl B	3,096	550,600
Celestica *	50,700	599,872
CGI Group, Cl A *	7,544	358,330
Chartwell Retirement Residences ‡	9,400	104,702
China Gold International Resources *	9,434	24,476

COMMON STOCK — continued
	Shares	Value

CANADA (continued)
Cineplex	1,300	$49,430
Cogeco Communications	1,155	53,871
Computer Modelling Group	5,400	39,937
Constellation Software	593	277,799
Cott	24,425	320,313
Descartes Systems Group *	5,100	106,274
Dollarama	29,247	2,185,512
Domtar	17,500	629,125
Emera	6,700	233,673
Empire	3,369	48,527
Enbridge	3,400	146,819
Enghouse Systems	1,200	45,082
Extendicare	7,542	51,843
Fairfax Financial Holdings	200	102,430
Fortis	11,100	365,366
Franco-Nevada	1,900	124,358
George Weston	1,000	81,488
Gildan Activewear	4,089	105,022
Goldcorp	7,394	112,291
IMAX *	1,300	39,325
Imperial Oil	8,879	287,957
Innergex Renewable Energy	7,000	77,812
Jean Coutu Group PJC, Cl A	4,100	61,746
Kinaxis *	8,547	417,632
Kinross Gold *	26,437	102,689
Laurentian Bank of Canada	2,226	82,265
Lions Gate Entertainment	46,500	946,740
Loblaw	4,649	229,383
lululemon athletica *	27,318	1,563,956
MacDonald Dettwiler & Associates	1,486	85,052
Maple Leaf Foods	16,888	384,648
Metro, Cl A	5,600	173,098
Milestone Apartments ‡	11,600	156,016
New Flyer Industries	10,634	297,305
North West	2,800	53,440
Northland Power	5,100	91,255
Open Text	5,921	367,629
Parex Resources *	11,221	129,084
Parkland Fuel	5,723	133,677
Pason Systems	7,833	89,058
Pembina Pipeline	10,200	313,384
Premium Brands Holdings	6,368	308,169
Quebecor, Cl B	5,400	151,536

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

CANADA (continued)
Ritchie Bros Auctioneers	1,600	$55,325
Rogers Communications, Cl B	14,222	572,146
Royal Bank of Canada	4,800	299,888
Saputo	6,300	226,392
Shaw Communications, Cl B	8,255	163,586
Sienna Senior Living	3,959	47,137
Silver Wheaton	6,569	158,287
SNC-Lavalin Group	1,912	77,689
Stantec	2,200	48,944
Sun Life Financial	4,300	143,910
Suncor Energy	2,743	82,312
Tahoe Resources	8,600	103,100
Thomson Reuters	4,800	189,166
TMX Group	5,100	235,323
Toromont Industries	2,200	64,624
TransCanada	5,172	234,134
Valeant Pharmaceuticals International *	7,245	129,311
Waste Connections	1,540	115,572
Yamana Gold	22,435	80,119

		20,032,137

CHILE — 0.2%
AES Gener	93,847	31,975
Aguas Andinas, Cl A	13,860	9,138
AntarChile	8,852	94,859
Antofagasta	18,448	122,612
Banco de Chile	485,017	57,730
Banco de Credito e Inversiones	1,190	61,163
Banmedica	29,646	62,172
Besalco	139,658	63,496
CAP	13,755	96,012
Cia Cervecerias Unidas ADR (A)	1,800	38,700
Colbun	46,100	10,043
Empresa Nacional de Telecomunicaciones *	10,270	110,134
Empresas CMPC	52,670	114,093
Empresas COPEC	19,102	191,944
Enersis Americas	315,397	53,421
Enersis Chile	315,397	31,577
Parque Arauco	28,360	70,329
Quinenco	20,604	50,468
SACI Falabella	23,153	181,802
SONDA	49,466	102,231

COMMON STOCK — continued
	Shares	Value

CHILE (continued)
Vina Concha y Toro	57,788	$100,852

		1,654,751

CHINA — 4.4%
Agricultural Bank of China, Cl H	532,000	224,309
Alibaba Group Holding ADR *	41,957	4,266,607
Aluminum Corp of China, Cl H *	214,000	79,468
Anhui Conch Cement, Cl H	33,500	92,869
Baidu ADR *	12,595	2,227,552
Bank of China, Cl H	2,095,000	940,049
Bank of Communications, Cl H	355,000	270,522
Baoye Group, Cl H	58,000	44,871
BYD, Cl H *	10,500	69,048
Central China Real Estate	93,000	20,386
CGN Power, Cl H (B)	380,000	111,224
China Biologic Products *	500	59,055
China Coal Energy, Cl H	152,000	86,235
China Communications Services, Cl H	1,186,000	704,974
China Construction Bank, Cl H	1,901,000	1,392,252
China Datang Renewable Power, Cl H	136,000	12,450
China Finance Online ADR * (A)	18,000	70,740
China King-Highway Holdings *	3,679	6,816
China Life Insurance, Cl H	86,904	215,816
China Medical System Holdings	66,000	103,142
China Mobile	229,554	2,629,842
China Oilfield Services, Cl H	40,000	38,682
China Petroleum & Chemical, Cl H	538,000	391,938
China Railway Group, Cl H	182,000	140,802
China Resources Beer Holdings	38,000	80,845
China Shenhua Energy, Cl H	36,500	75,960
China Shipping Container Lines, Cl H *	42,000	8,827
China Southern Airlines, Cl H	152,000	85,451
China Telecom, Cl H	668,000	345,389
Chongqing Rural Commercial Bank, Cl H	962,000	576,787
CNOOC	509,120	647,925
CRRC	34,000	30,863
Ctrip.com International ADR *	77,827	3,436,062
Datang International Power Generation, Cl H	214,000	57,670
Dongfeng Motor Group, Cl H	70,000	72,838
Golden Eagle Retail Group	49,000	68,109
Guangdong Electric Power Development, Cl B	96,271	42,950

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

CHINA (continued)
Hengan International Group	20,000	$159,241
Hopefluent Group Holdings	212,000	62,051
Huadian Power International, Cl H	60,000	25,762
Huaneng Power International, Cl H	100,000	61,504
Industrial & Commercial Bank of China, Cl H	1,830,000	1,101,934
Inner Mongolia Yitai Coal, Cl B	75,600	74,693
Intime Retail Group	58,000	45,544
Kweichow Moutai, Cl A	10,227	480,250
KWG Property Holding	205,500	119,237
NetEase ADR	6,951	1,786,338
New Oriental Education & Technology Group ADR *	3,379	169,389
PetroChina, Cl H	1,280,000	881,330
Ping An Insurance Group of China, Cl H	121,026	639,028
Semiconductor Manufacturing International*	2,276,021	275,862
Shanghai International Airport, Cl A	162,788	651,796
Sinopec Shanghai Petrochemical, Cl H	564,000	287,980
Sinopharm Group, Cl H	472,205	2,298,449
Sinotruk Hong Kong	74,500	41,210
Stella International Holdings	39,000	67,686
Sun Art Retail Group	85,000	59,951
TAL Education Group ADR *	1,800	146,592
Tencent Holdings	346,213	9,187,051
Tsingtao Brewery, Cl H	14,000	55,960
Uni-President China Holdings	78,000	52,801
Vipshop Holdings ADR *	3,160	43,197
Want Want China Holdings	139,000	84,774
Yanzhou Coal Mining, Cl H	64,000	47,450
Yirendai ADR *	687	19,923
Zhaojin Mining Industry	54,000	54,588
Zhuzhou CRRC Times Electric	15,500	75,146
Zijin Mining Group, Cl H	354,000	111,373

		38,877,492

COLOMBIA — 0.0%
Avianca Holdings ADR	13,703	87,288
Bancolombia ADR	4,150	158,862

		246,150

CZECH REPUBLIC — 0.0%
Moneta Money Bank * (B)	47,698	166,327

COMMON STOCK — continued
	Shares	Value

CZECH REPUBLIC (continued)
Pegas Nonwovens	1,686	$54,101
Unipetrol	6,190	46,250

		266,678

DENMARK — 0.5%
AP Moller — Maersk, Cl A	52	76,092
AP Moller — Maersk, Cl B	165	253,254
Carlsberg, Cl B	3,184	287,114
Chr Hansen Holding	1,940	116,186
Danske Bank	27,884	860,907
Dfds	5,198	251,239
DSV	1,462	70,858
GN Store Nord	3,019	61,220
Novo Nordisk ADR	15,584	553,855
Novo Nordisk, Cl B	7,100	253,998
Novozymes, Cl B	6,359	236,217
Pandora	2,967	386,212
Royal Unibrew	6,854	320,658
SimCorp	1,274	70,414
TDC	23,457	129,440
Tryg	11,320	221,194

		4,148,858

EGYPT — 0.0%
Commercial International Bank Egypt SAE	24,804	144,384

FINLAND — 0.4%
Amer Sports	4,390	119,515
Cramo	7,292	191,716
Elisa	4,423	149,060
Fortum	15,044	250,857
Huhtamaki	7,891	318,603
Kesko, Cl B	5,084	252,707
Kone, Cl B	11,268	518,654
Neste	6,234	269,151
Nokia	27,795	124,123
Orion, Cl B	9,538	406,146
Sampo, Cl A	11,130	510,346
Sanoma	9,867	92,447
Stora Enso, Cl R	14,793	139,900
Tikkurila	129	2,485
Valmet	26,462	393,030

		3,738,740

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

FRANCE — 2.4%
Air Liquide	8,976	$913,218
Airbus Group	6,293	374,078
Alten	2,681	191,624
Altran Technologies	3,831	54,672
Atos	9,689	1,006,392
AXA	31,000	698,814
BNP Paribas	7,269	421,641
Christian Dior	923	178,075
Cie Generale des Etablissements Michelin	1,028	111,303
CNP Assurances	3,431	59,453
Danone	23,177	1,604,924
Dassault Systemes	10,526	833,576
Engie	26,522	382,421
Eurazeo	765	44,030
Fonciere Des Regions ‡	546	47,728
Gecina ‡	1,268	184,851
Hermes International	3,668	1,486,205
ICADE ‡	687	49,382
Iliad	2,628	551,304
Ingenico Group	1,419	112,311
Ipsen	923	63,793
Kering	9,780	2,169,218
Klepierre ‡	5,974	244,384
Korian	2,735	83,781
L’Oreal	2,404	430,290
LVMH Moet Hennessy Louis Vuitton	3,172	576,458
Nexity	1,371	68,847
Orange	73,608	1,159,531
Orpea	1,280	106,565
Renault	7,191	624,491
Rubis	1,676	152,854
Safran	9,338	642,010
Sanofi	8,623	671,703
SCOR	1,455	47,102
SEB	3,264	480,311
SFR Group	52,516	1,414,724
Sodexo	3,479	404,060
Suez	7,591	120,204
Technip	418	27,724
Teleperformance	4,394	464,362
TOTAL	18,312	878,863
Ubisoft Entertainment *	9,210	313,420

COMMON STOCK — continued
	Shares	Value

FRANCE (continued)
Veolia Environnement	13,239	$288,920
Vicat	814	51,175
Vinci	3,160	228,878
Vivendi	21,253	429,750
Wendel	411	47,283

		21,496,703

GERMANY — 2.3%
adidas	2,514	412,307
ADVA Optical Networking *	56,000	445,443
Allianz	6,492	1,011,981
AURELIUS Equity Opportunities & KGaA	7,049	420,023
BASF	9,917	874,181
Bayer	5,200	515,405
Bechtle	682	71,685
Brenntag	1,164	62,222
Daimler	49,467	3,524,785
Deutsche EuroShop	1,066	46,048
Deutsche Lufthansa	3,236	41,367
Deutsche Telekom	87,817	1,431,081
Deutsche Wohnen	7,435	242,569
Diebold	615	14,144
E.ON	59,788	437,900
Evonik Industries	1,927	60,203
Fraport Frankfurt Airport Services Worldwide	768	45,585
Freenet	3,906	111,934
Fresenius & KGaA	16,221	1,197,321
Fresenius Medical Care & KGaA	1,085	88,389
GEA Group	1,760	68,056
Gerresheimer	2,650	199,881
Grand City Properties	13,862	243,549
GRENKE	202	35,169
Hannover Rueck	506	56,407
HeidelbergCement	3,309	312,974
Henkel & KGaA	3,765	414,545
HUGO BOSS	664	41,701
Kabel Deutschland Holding	445	53,241
KION Group	5,807	350,734
Krones	462	47,090
KUKA	677	54,126
KWS Saat	302	98,794
LEG Immobilien	702	59,215

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

GERMANY (continued)
Linde	1,588	$262,008
MAN	704	71,996
Merk	794	81,636
MTU Aero Engines	593	61,894
Muenchener Rueckversicherungs-Gesellschaft in Muenchen	1,159	224,688
Nemetschek	1,167	72,765
ProSiebenSat.1 Media	1,152	49,649
Rheinmetall	11,060	766,229
RWE	23,859	378,727
SAP	10,374	913,782
Siemens	5,211	591,776
Software	2,194	79,721
STADA Arzneimittel	8,700	435,549
Symrise	1,082	74,248
TAG Immobilien	3,903	52,100
Telefonica Deutschland Holding	8,989	34,843
TUI	2,748	34,880
Uniper *	5,978	79,569
Volkswagen	594	88,681
Vonovia	3,190	112,356
Wirecard	54,153	2,568,990
Zalando * (B)	7,435	326,391

		20,452,533

GREECE — 0.2%
Aegean Airlines	5,497	35,422
Aegean Marine Petroleum Network	8,796	75,646
Alpha Bank AE *	24,430	41,836
Athens Water Supply & Sewage	9,035	53,558
Diana Shipping * (A)	10,900	27,250
Eurobank Ergasias *	79,801	46,955
FF Group *	1,514	36,265
GEK Terna Holding Real Estate Construction *	7,794	18,053
Grivalia Properties REIC AE ‡	3,869	29,816
Hellenic Exchanges — Athens Stock Exchange	18,602	91,892
Hellenic Petroleum	13,414	61,404
Hellenic Telecommunications Organization	21,268	194,948
Hellenic Telecommunications Organization ADR	1,699	7,713

COMMON STOCK — continued
	Shares	Value

GREECE (continued)
Intralot -Integrated Lottery Systems & Services *	13,695	$18,492
JUMBO	7,086	100,734
Metka Industrial — Construction	2,405	20,223
Motor Oil Hellas Corinth Refineries	7,664	91,788
Navios Maritime Acquisition (A)	35,000	44,450
Navios Maritime Holdings	23,900	25,334
OPAP	9,095	77,576
Public Power	27,002	88,332
StealthGas * (A)	2,507	7,772
Terna Energy	11,598	35,394
Titan Cement	8,085	187,891
Tsakos Energy Navigation (A)	30,700	138,150

		1,556,894

HONG KONG — 1.6%
3SBio * (B)	43,500	43,469
AIA Group	332,196	2,096,691
Alibaba Pictures Group *	100,000	19,728
ANTA Sports Products	25,000	72,206
APT Satellite Holdings	383,000	251,859
Bank of Jinzhou, Cl H	72,000	76,962
Beijing Enterprises Holdings	16,500	82,547
Beijing Enterprises Water Group	160,000	116,149
Beijing Jingneng Clean Energy, Cl H	172,000	52,339
BOC Hong Kong Holdings	18,000	64,289
Brightoil Petroleum Holdings	139,000	40,147
Brilliance China Automotive Holdings	24,000	28,501
C C Land Holdings	123,000	32,829
Cafe de Coral Holdings	16,000	56,527
Cheung Kong Infrastructure Holdings	9,000	73,747
China Conch Venture Holdings	26,500	49,545
China Everbright International	40,000	47,966
China Evergrande Group	177,000	117,079
China Hongqiao Group	74,000	66,219
China Huishan Dairy Holdings	166,000	61,644
China Innovationpay Group *	304,000	26,655
China Mengniu Dairy	118,000	223,659
China Minsheng Banking, Cl H	11,400	13,009
China Overseas Land & Investment	40,000	123,524
China Power International Development	130,000	47,437
China Resources Cement Holdings	76,000	30,770
China Resources Gas Group	104,413	327,824

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

HONG KONG (continued)
China Resources Power Holdings	70,000	$118,960
China State Construction International Holdings	38,000	55,563
China Sunshine Paper Holdings	100,500	18,401
China Traditional Chinese Medicine Holdings	120,000	61,427
China Zhongwang Holdings	169,600	78,507
CITIC	52,000	74,692
CK Hutchison Holdings	26,100	322,904
CLP Holdings	85,500	869,822
CSPC Pharmaceutical Group	122,000	126,474
Esprit Holdings	33,300	27,480
Galaxy Entertainment Group	350,032	1,437,489
GCL New Energy Holdings *	696,000	41,730
Geely Automobile Holdings	60,000	61,891
Global Brands Group Holding *	620,000	70,350
GOME Electrical Appliances Holding	371,000	46,880
G-Resources Group	1,956,000	34,300
Guangdong Investment	72,000	108,805
Guangzhou Automobile Group, Cl H	72,000	87,081
Guangzhou Baiyunshan Pharmaceutical Holdings, Cl H *	22,000	52,025
Haier Electronics Group	33,000	53,273
Hang Seng Bank	21,700	391,999
HC International *	74,000	54,673
Henderson Land Development	7,700	45,621
HKT Trust & HKT	188,000	258,406
Honbridge Holdings *	306,000	25,646
Hong Kong Exchanges & Clearing	5,000	132,421
Hongkong Land Holdings	8,000	53,600
Hopewell Highway Infrastructure	3,000	1,605
Hopewell Holdings	60,000	210,430
Hua Han Health Industry Holdings	564,000	38,543
Hysan Development	19,000	87,705
Jardine Matheson Holdings	1,600	97,456
Jardine Strategic Holdings	500	17,545
Johnson Electric Holdings	125	302
Kingboard Chemical Holdings	84,000	248,570
Kingboard Laminates Holdings	55,500	49,807
Kingston Financial Group	58,000	24,156
KuangChi Science *	201,000	69,975
Kunlun Energy	126,000	95,367
Landing International Development *	1,865,000	44,969

COMMON STOCK — continued
	Shares	Value

HONG KONG (continued)
Lee & Man Paper Manufacturing	165,000	$124,034
Lenovo Group	8,000	5,137
Leoch International Technology	128,000	16,009
Li & Fung	138,000	67,972
Link ‡	13,000	92,695
Luye Pharma Group	40,000	26,923
Luzheng Futures, Cl H	43,000	8,871
Man Wah Holdings	100,000	66,404
MGM China Holdings	40,800	67,548
Minmetals Land	108,000	13,647
MTR	53,500	296,281
New World Development	40,000	49,874
Nine Dragons Paper Holdings	233,000	189,872
Orient Overseas International	1,500	5,619
PAX Global Technology	111,000	69,415
PCCW	275,000	163,818
Phoenix Healthcare Group	53,500	85,125
Power Assets Holdings	44,500	418,575
Qinqin Foodstuffs Group Cayman *	4,000	1,382
Sands China	49,467	215,267
Shanghai Industrial Holdings	23,000	70,434
Shanghai Pharmaceuticals Holding, Cl H	30,900	79,685
Shangri-La Asia	36,000	39,595
Shenzhen International Holdings	40,780	63,098
Sino Biopharmaceutical	210,000	147,030
Sino Land	32,000	54,464
Sino Oil And Gas Holdings *	335,000	8,250
SJM Holdings	72,000	49,853
SSY Group	76,690	25,907
Sun Hung Kai Properties	8,000	119,450
Superb Summit International Group *	75,000	—
Swire Pacific, Cl A	4,000	41,596
Techtronic Industries	40,500	152,484
Television Broadcasts	15,400	55,797
Tong Ren Tang Technologies, Cl H	38,000	69,380
Tonly Electronics Holdings	800	423
Town Health International Medical Group	344,000	55,000
TPV Technology	266,000	50,761
Truly International Holdings	220,000	86,235
VTech Holdings	9,000	110,476
Welling Holding	122,000	24,383

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

HONG KONG (continued)
West China Cement	406,000	$41,356
WH Group (B)	768,500	623,278
Wharf Holdings	13,000	97,724
Wynn Macau	61,600	94,518
Yue Yuen Industrial Holdings	19,000	72,393
Yuzhou Properties	384,000	142,597

		14,300,806

HUNGARY — 0.0%
OTP Bank	11,188	313,716

INDIA — 1.0%
Ambuja Cements	16,467	59,332
Apar Industries	2,803	24,877
APL Apollo Tubes	2,064	27,374
Ashapura Minechem *	63,961	68,299
Asian Paints	3,335	53,779
Aurobindo Pharma	19,042	234,171
Bharat Heavy Electricals	25,789	53,831
Bharat Petroleum	29,435	295,493
Bharti Airtel	39,613	189,339
Bharti Infratel	36,771	191,821
CESC	5,541	52,083
Container of India	3,962	81,587
Dabur India	12,231	53,559
Eicher Motors	215	77,519
Garware Wall Ropes	10,689	89,448
Godrej Consumer Products	7,986	192,127
HDFC Bank ADR	23,635	1,672,886
Hero MotoCorp	1,088	54,679
Hindalco Industries	102,165	229,768
Hindustan Petroleum	49,398	346,466
Hindustan Unilever	7,397	92,992
Hindustan Zinc	31,776	120,331
ICICI Bank	24,461	101,063
Indiabulls Housing Finance	19,243	244,526
Indian Oil	70,046	340,212
Infosys ADR	18,260	278,648
ITC	71,077	257,658
Jamna Auto Industries	12,092	41,800
Jindal Stainless Hisar *	29,521	44,357
KAMA Holdings	209	8,048
Kirloskar Ferrous Industries	24,083	29,725
Kotak Mahindra Bank	4,873	59,862

COMMON STOCK — continued
	Shares	Value

INDIA (continued)
LIC Housing Finance	9,616	$84,912
Lupin	2,367	53,993
Mahindra & Mahindra	4,827	95,377
Maruti Suzuki India	1,076	95,201
NMDC	26,177	52,413
NTPC	65,095	147,330
OCL India	2,178	31,023
Oil & Natural Gas	65,824	284,575
Petronet LNG	21,497	124,798
Polyplex	4,002	21,798
Power Grid Corp of India	168,660	442,780
Rain Industries	57,637	45,404
Reliance Capital	12,640	98,459
Reliance Industries	13,023	205,169
RSWM	9,466	65,801
Sharda Motor Industries	1,073	21,446
Shree Cement	258	65,429
Siemens	4,335	77,164
Srikalahasthi Pipes	12,595	61,000
Sun Pharmaceutical Industries	8,154	91,587
Surya Roshni	16,305	58,788
Tata Motors	35,913	287,220
Tata Power	92,670	108,609
Tinplate of India	21,107	26,734
TVS Srichakra	1,356	76,316
UltraTech Cement	1,100	65,412
Vardhman Textiles	14,803	252,028
Zee Entertainment Enterprises	8,197	63,666

		8,772,092

INDONESIA — 0.5%
Adaro Energy	579,300	70,370
AKR Corporindo	102,100	55,557
Asahimas Flat Glass	9,000	4,639
Astra Graphia	171,500	26,419
Astra International	587,692	370,460
Bank Central Asia	649,681	773,015
Bank Negara Indonesia Persero	297,500	127,112
Bank Tabungan Negara Persero	1,313,100	192,215
Bumi Serpong Damai	1,717,327	285,607
Gajah Tunggal *	1,143,000	109,500
Gudang Garam	17,000	88,466
Indo Tambangraya Megah	120,100	131,854
Indocement Tunggal Prakarsa	25,500	32,149

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

INDONESIA (continued)
Indofood Sukses Makmur	122,700	$79,932
Indosat *	101,300	51,240
Japfa Comfeed Indonesia	1,750,500	252,889
Jasa Marga Persero	88,500	30,725
Kalbe Farma	998,100	133,100
Matahari Department Store	18,357	25,359
Perusahaan Gas Negara Persero	475,600	93,312
Petrosea *	162,400	7,655
Ramayana Lestari Sentosa	536,000	56,278
Samindo Resources TBK	297,700	15,971
Samudera Indonesia	15,400	7,229
Semen Indonesia Persero	100,100	75,566
Sugih Energy *	2,112,200	18,454
Tambang Batubara Bukit Asam Persero	25,500	23,257
Telekomunikasi Indonesia Persero	3,300,593	1,067,482
Tower Bersama Infrastructure	78,000	35,718
Unilever Indonesia	2,500	8,521

		4,250,051

IRELAND — 0.8%
Accenture PLC, Cl A	15,328	1,781,727
Bank of Ireland *	609,745	130,523
C&C Group PLC	940	3,612
CRH PLC	20,004	651,428
Dalata Hotel Group *	7,190	32,203
Experian	12,077	232,526
Fleetmatics Group *	1,899	113,750
Fly Leasing ADR	3,873	47,483
Green ‡	37,619	56,163
Hibernia ‡	41,039	57,800
Icon PLC *	2,894	232,330
Kerry Group, Cl A	2,546	184,854
Paddy Power Betfair	829	85,817
Ryanair Holdings ADR *	38,651	2,902,304
Seagate Technology	20,600	706,786
Smurfit Kappa Group	6,685	146,476
Trinity Biotech PLC ADR (A)	7,749	52,848

		7,418,630

ISRAEL — 0.2%
Bank Hapoalim	38,928	224,661
Bezeq The Israeli Telecommunication	83,753	152,167
Check Point Software Technologies *	1,200	101,472
Elbit Systems	3,320	328,858

COMMON STOCK — continued
	Shares	Value

ISRAEL (continued)
Israel Chemicals	28,872	$102,805
Israel Discount Bank, Cl A *	140,915	258,924
Kenon Holdings *	7	68
Mellanox Technologies *	2,700	117,180
Mizrahi Tefahot Bank	3,810	49,657
Oil Refineries *	133,566	47,141
Paz Oil	334	52,186
Teva Pharmaceutical Industries	3,607	151,095
Teva Pharmaceutical Industries ADR	3,477	148,607
The Israel Corporation *	206	30,715
Tower Semiconductor *	14,820	229,435

		1,994,971

ITALY — 1.3%
Amplifon	54,491	576,045
Ansaldo STS	5,099	58,605
Assicurazioni Generali	11,532	149,000
Atlantia	13,217	323,697
Banca Monte dei Paschi di Siena *	121,772	32,497
Brembo	6,259	386,829
CNH Industrial	361,936	2,813,005
Davide Campari-Milano	55,747	561,478
De’ Longhi	5,901	138,108
DiaSorin	1,323	81,330
Ei Towers *	938	44,277
Enel	151,008	649,818
Eni	106,717	1,547,540
ERG	4,679	51,980
EXOR	3,879	164,835
Infrastrutture Wireless Italiane (B)	10,675	50,507
Interpump Group	5,761	92,459
Intesa Sanpaolo	122,286	283,246
Luxottica Group	3,463	172,399
Mediaset	16,500	47,166
Moncler	3,746	62,382
OVS (B)	20,523	112,376
Parmalat	32,571	86,026
Pfeiffer Vacuum Technology	714	64,797
Poste Italiane (B)	7,701	51,273
Prysmian	16,785	417,713
Recordati	9,475	268,144
Reply	503	63,224
Snam	69,564	366,701

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

ITALY (continued)
Telecom Italia	714,483	$620,011
Tenaris	11,349	160,464
Terna Rete Elettrica Nazionale	44,591	218,415
Unipol Gruppo Finanziario	98,810	302,195
Yoox Net-A-Porter Group, Cl A *	2,389	68,710

		11,087,252

JAPAN — 4.2%
Aeon	9,200	127,468
Aica Kogyo	3,700	105,845
Air Water	8,000	150,052
Aisin Seiki	1,500	66,010
Alps Electric	9,842	236,501
ANA Holdings	28,000	78,818
Asahi Kasei	13,000	117,492
Astellas Pharma	18,400	273,623
Bridgestone	2,900	108,263
Brother Industries	21,700	399,361
Calbee	4,000	145,323
Canon	8,400	241,659
Central Glass	22,000	90,207
Chiba Bank	12,000	74,378
Chubu Electric Power	53,000	780,571
Chugai Pharmaceutical	3,305	112,824
Citizen Watch	9,900	55,792
Concordia Financial Group	14,000	65,041
Cosmo Energy Holdings	700	9,198
Credit Saison	3,800	65,803
Dai Nippon Printing	8,000	80,404
Daicel	12,000	158,368
Daito Trust Construction	500	83,794
Daiwa House Industry	2,700	74,303
Daiwa Securities Group	419,000	2,507,927
Denso	2,100	91,413
East Japan Railway	1,500	132,407
Ebara	8,133	241,966
Eisai	3,000	191,609
Electric Power Development	3,000	70,001
en-japan	14,134	272,922
Fancl	7,300	110,471
Fast Retailing	200	67,626
FP	2,000	107,943
Frontier Real Estate Investment ‡	9	42,395
Fuji Heavy Industries	1,800	70,270

COMMON STOCK — continued
	Shares	Value

JAPAN (continued)
FUJIFILM Holdings	8,500	$322,185
Fujitsu	14,000	83,183
Hazama Ando	11,224	72,565
Heiwa	13,700	322,676
Hino Motors	52,400	572,118
Hirose Electric	840	111,178
Hiroshima Bank	22,000	94,403
Hitachi	13,000	69,320
Hitachi Chemical	4,100	96,176
Hitachi Koki	5,800	49,168
Hokkaido Electric Power	30,600	233,140
Hokkoku Bank	14,000	46,991
Hokuetsu Kishu Paper	22,000	137,828
Honda Motor	6,100	182,878
Hoshizaki	3,200	289,272
House Foods Group	6,400	143,111
Idemitsu Kosan	3,400	78,491
ITOCHU	11,300	143,149
Itoham Yonekyu Holdings *	19,000	181,539
Japan Real Estate Investment ‡	11	63,669
Japan Retail Fund Investment ‡	27	61,250
Japan Tobacco	9,900	377,044
JSR	2,800	42,666
JTEKT	6,000	88,967
JX Holdings	80,300	318,459
Kamigumi	7,000	59,874
Kaneka	12,000	99,552
Kao	3,200	164,928
KDDI	34,200	1,040,969
Keio	15,000	124,440
Kewpie	4,500	128,087
Keyence	1,089	800,213
Kintetsu Group Holdings	3,000	12,129
Kirin Holdings	7,000	120,649
Kobayashi Pharmaceutical	3,800	198,932
Koito Manufacturing	5,151	269,166
Komatsu	11,200	250,230
Konami Holdings	1,700	67,193
Kuraray	8,600	130,718
Kyowa Hakko Kirin	3,000	45,914
Kyushu Electric Power	18,800	170,844
Kyushu Financial Group	7,810	52,057
Leopalace21	10,300	67,180

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

JAPAN (continued)
M3	2,700	$82,388
Makita	1,300	90,121
Maruichi Steel Tube	1,800	58,100
Mebuki Financial Group	35,270	125,784
Minebea	30,357	310,894
Miraca Holdings	2,200	106,570
Mitsubishi	9,600	209,722
Mitsubishi Chemical Holdings	18,900	124,534
Mitsubishi Gas Chemical	4,500	69,429
Mitsubishi Heavy Industries	2,000	8,571
Mitsubishi Materials	1,600	46,000
Mitsubishi Motors	7,700	42,953
Mitsubishi Tanabe Pharma	6,100	119,010
Mitsubishi UFJ Financial Group	60,900	316,260
Mitsui	5,648	78,524
Mitsui Chemicals	20,000	98,789
Miura	8,100	140,033
Mizuho Financial Group	381,800	644,768
Morinaga	7,240	337,250
MS&AD Insurance Group Holdings	2,200	65,494
Murata Manufacturing	1,600	223,820
NEC	19,000	50,911
NGK Spark Plug	4,000	79,184
NH Foods	6,000	143,835
Nichirei	17,007	372,834
Nidec	1,100	106,675
Nihon Kohden	2,900	70,875
Nihon M&A Center	11,340	369,277
Nippon Building Fund ‡	11	65,348
Nippon Paint Holdings	2,500	85,344
Nippon Shinyaku	1,000	50,825
Nippon Telegraph & Telephone	48,400	2,150,701
Nipro	4,900	60,649
Nishimatsuya Chain	16,030	226,074
Nissan Chemical Industries	2,200	74,788
Nissan Motor	5,100	51,963
Nisshin Seifun Group	9,900	146,135
Nissin Foods Holdings	900	52,179
Nitori Holdings	2,100	251,712
Nitto Denko	1,800	125,744
NOF	23,000	250,682
NOK	10,283	231,115
Nomura Real Estate Master Fund ‡	30	48,632

COMMON STOCK — continued
	Shares	Value

JAPAN (continued)
Nomura Research Institute	1,300	$45,185
Noritz	3,800	78,921
NS Solutions	17,600	336,493
NTT Data	1,000	51,683
NTT DOCOMO	42,700	1,075,134
Obic	1,100	57,271
Odakyu Electric Railway	6,000	122,723
Okamoto Industries	25,990	282,031
Okinawa Electric Power	5,100	118,224
Olympus	11,663	417,052
Ono Pharmaceutical	5,000	127,157
Onward Holdings	8,000	53,628
Oracle Japan	1,900	103,633
Oriental Land	700	40,964
Osaka Gas	60,000	249,852
Otsuka	1,300	61,981
Otsuka Holdings	5,700	249,861
PALTAC CORPORATION	12,581	309,276
PeptiDream *	1,000	51,683
Plenus	6,300	129,941
Relo Group	1,425	235,756
Rengo	52,000	326,767
Resona Holdings	144,500	642,100
Ricoh	5,700	46,526
Rohto Pharmaceutical	3,200	56,268
Santen Pharmaceutical	5,400	78,989
Sawai Pharmaceutical	800	51,797
Seiko Epson	3,100	63,052
Sekisui House	3,700	61,267
Seria	3,621	286,586
Seven Bank	19,500	60,060
Sharp *	50,000	86,297
Shimadzu	4,000	58,320
Shimamura	500	64,127
Shin-Etsu Chemical	3,700	281,231
Shinsei Bank	46,000	74,568
Shionogi	3,300	162,939
Shizuoka Bank	5,000	42,290
Showa Shell Sekiyu	8,600	80,448
Sompo Holdings	2,900	94,132
Start Today	30,744	540,593
Sumitomo	10,200	117,640
Sumitomo Electric Industries	6,600	97,832

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

JAPAN (continued)
Sumitomo Metal Mining	6,000	$77,782
Sumitomo Mitsui Financial Group	6,700	233,385
Sumitomo Osaka Cement	33,000	136,884
Sumitomo Realty & Development	3,000	79,041
Sundrug	400	31,544
Suruga Bank	4,200	102,727
Taiheiyo Cement	18,000	51,664
Takashimaya	10,000	81,720
Takeda Pharmaceutical	5,900	264,423
TDK	1,000	69,228
TechnoPro Holdings	7,209	247,816
Teijin	3,000	58,158
Terumo	3,100	120,163
Toho Gas	19,000	176,285
Tokai Rika	27,400	513,930
Tokio Marine Holdings	2,700	106,821
Tokyo Electron	2,500	226,185
Tokyo Gas	72,000	326,942
Tokyo Steel Manufacturing	24,700	171,230
Tokyo Tatemono	11,403	145,270
TonenGeneral Sekiyu	19,000	187,699
Toray Industries	15,000	140,002
TOTO	500	20,025
Toyo Suisan Kaisha	2,000	81,148
Toyota Boshoku	8,400	211,622
Toyota Motor	9,860	571,554
Trend Micro	1,400	49,394
TV Asahi Holdings	40,600	763,839
Ulvac	3,000	94,975
Unicharm	7,900	188,215
USS	6,900	116,985
Wacoal Holdings	9,000	104,015
West Japan Railway	200	12,343
Yahoo Japan	12,900	49,573
Yamaguchi Financial Group	5,000	55,211
Yokogawa Electric	4,800	67,604

		37,464,725

JERSEY — 0.0%
Randgold Resources ADR	4,163	369,383

MALAYSIA — 0.5%
AirAsia	147,300	97,264
Allianz Malaysia	8,400	20,304

COMMON STOCK — continued
	Shares	Value

MALAYSIA (continued)
Axiata Group	119,974	$140,709
Berjaya Sports Toto	79,868	60,734
Boustead Holdings	59,780	31,208
British American Tobacco Malaysia	4,900	57,842
Bumi Armada	190,000	31,931
Bursa Malaysia	54,084	111,520
CSC Steel Holdings	92,900	46,505
Datasonic Group	199,700	68,074
DRB-Hicom	7,800	2,361
Dutch Lady Milk Industries	5,100	71,364
Favelle Favco	44,500	25,247
Gas Malaysia	23,500	14,397
Genting Malaysia	132,900	150,800
Hartalega Holdings	45,800	53,497
Heineken Malaysia	10,400	42,592
Hong Leong Bank	10,916	34,661
Hua Yang	99,600	28,966
I-BHD	61,700	9,192
IHH Healthcare	114,200	174,226
IJM	102,000	80,238
IOI	104,000	111,561
IOI Properties Group	219,099	127,960
JCY International	131,600	16,470
Kim Loong Resources	13,000	10,226
KLCCP Stapled Group	34,200	65,221
KNM Group *	380,200	36,253
Lafarge Malaysia	35,900	69,318
Land & General	133,600	11,943
Malayan Banking	101,300	190,768
Malaysian Pacific Industries	129,900	244,937
Mega First	11,200	6,167
MISC	36,400	65,251
My EG Services	141,400	82,245
Padini Holdings	386,100	260,468
Panasonic Manufacturing Malaysia	900	7,938
Petron Malaysia Refining & Marketing	38,300	38,620
Petronas Chemicals Group	119,200	198,904
Petronas Dagangan	26,100	145,339
PPB Group	18,700	71,858
Public Bank	2,000	9,468
Shell Refining Federation of Malaya *	78,300	56,928

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

MALAYSIA (continued)
Sime Darby	46,600	$90,978
Sunway	71,600	53,252
Sunway Construction Group	1,680	669
Tambun Indah Land	33,000	11,721
Tek Seng Holdings *	146,000	34,803
Telekom Malaysia	64,900	101,179
Tenaga Nasional	207,100	707,941
Top Glove	36,500	43,069
UEM Edgenta	9,800	7,826
UMW Holdings	26,900	38,218
UMW Oil & Gas *	150,700	30,535
Unisem M	581,900	353,717
VS Industry	19,200	6,499
WTK Holdings	49,300	12,692
YTL Power International	219,900	80,202

		4,754,776

MEXICO — 0.6%
Alpek, Cl A	44,400	66,103
America Movil ADR, Cl L	26,936	353,939
Arca Continental	29,700	184,570
Axtel *	34,985	8,644
Banregio Grupo Financiero	3,800	24,908
Bio Pappel *	51,718	67,859
Cemex *	1	1
Cemex ADR *	31,734	275,451
Cia Minera Autlan *	35,734	14,009
Coca-Cola Femsa	6,900	51,809
Concentradora Fibra Danhos ‡	22,600	41,371
El Puerto de Liverpool	8,400	88,338
Fibra Uno Administracion ‡	39,500	75,172
Fomento Economico Mexicano ADR	3,288	314,563
Genomma Lab Internacional, Cl B *	19,000	22,799
Gentera	78,635	155,098
Gruma, Cl B	6,577	91,426
Grupo Aeroportuario del Pacifico, Cl B	33,400	322,673
Grupo Aeroportuario del Sureste, Cl B	4,600	73,231
Grupo Bimbo, Ser A	18,400	49,609
Grupo Financiero Banorte, Cl O	117,541	693,393
Grupo Financiero Inbursa, Cl O	1,926	3,138
Grupo Industrial Saltillo	12,294	24,626
Grupo Mexico	215,550	529,153
Grupo Sanborns	10,483	13,039

COMMON STOCK — continued
	Shares	Value

MEXICO (continued)
Grupo Televisa ADR	6,900	$169,257
Industrias Penoles	6,500	157,247
Infraestructura Energetica Nova	12,800	56,547
Inmobiliaria Vesta	27,100	40,963
Kimberly-Clark de Mexico, Cl A	133,100	286,819
Macquarie Mexico Real Estate Management ‡	39,400	49,571
Mexichem	40,500	96,788
Nemak (B)	66,000	68,720
PLA Administradora Industrial S de RL ‡	26,500	43,954
Prologis Property Mexico ‡	211,865	356,452
Promotora y Operadora de Infraestructura	28,400	316,816
Unifin Financiera SOFOM ENR	60,100	177,906
Wal-Mart de Mexico	46,000	97,301

		5,463,263

NETHERLANDS — 2.0%
Aalberts Industries	10,763	339,981
Aegon	134,680	580,738
Akzo Nobel	3,685	238,183
Altice, Cl A *	141,433	2,608,348
Arcadis	1,989	26,201
ASM International	2,408	102,722
ASML Holding	16,092	1,704,680
ASML Holding, Cl G	4,602	486,063
Boskalis Westminster	2,647	85,415
Cimpress *	1,100	91,575
Euronext (B)	1,166	46,662
Fugro	3,607	64,462
Gemalto	1,288	70,038
GrandVision (B)	10,380	237,750
ING Groep	115,977	1,527,135
InterXion Holding *	31,594	1,176,245
James Hardie Industries	18,672	278,820
Koninklijke Ahold Delhaize	9,927	226,612
Koninklijke DSM	5,876	377,865
Koninklijke KPN	95,353	310,987
Koninklijke Philips Electronics	13,903	419,097
Koninklijke Vopak	1,666	84,137
LyondellBasell Industries, Cl A	8,600	684,130
NN Group	51,531	1,552,803
QIAGEN *	5,125	125,488
Refresco Group (B)	5,145	75,118

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

NETHERLANDS (continued)
RELX	25,227	$425,781
Royal Dutch Shell, Cl A	22,366	558,062
Royal Dutch Shell, Cl B	30,300	784,397
TKH Group	1,362	52,450
Unilever	35,913	1,505,196
Wessanen	8,670	103,598
Wolters Kluwer	5,236	202,640
Yandex, Cl A *	26,602	523,793

		17,677,172

NEW ZEALAND — 0.2%
a2 Milk *	95,733	127,333
Auckland International Airport	30,774	145,022
Contact Energy	9,672	32,853
Fisher & Paykel Healthcare	15,840	100,359
Fletcher Building	23,167	171,796
Genesis Energy	20,953	29,368
Goodman Property Trust ‡	56,953	50,705
Heartland Bank	46,475	49,851
Kiwi Property Group ‡	31,160	32,644
Meridian Energy	34,403	63,226
Precinct Properties New Zealand ‡	52,735	46,950
SKYCITY Entertainment Group	33,207	92,610
Spark New Zealand	50,521	132,227
Xero *	7,130	90,552
Z Energy	25,533	142,782

		1,308,278

NORWAY — 0.4%
Atea	13,329	119,378
BW LPG (B)	6,630	21,393
DNB	16,888	244,255
Gjensidige Forsikring	8,858	158,777
Kongsberg Gruppen	4,384	62,611
Marine Harvest	16,012	290,498
Nordic Semiconductor *	27,370	109,316
Opera Software *	6,733	47,468
Orkla	29,498	278,652
Salmar	24,999	811,480
Schibsted, Cl B	7,746	174,376
Statoil	9,933	162,778
Telenor	17,668	281,196
TGS Nopec Geophysical	3,128	63,413
Tomra Systems	8,778	95,351

COMMON STOCK — continued
	Shares	Value

NORWAY (continued)
Veidekke	9,557	$142,852
XXL (B)	9,571	119,893
Yara International	9,963	352,103

		3,535,790

PANAMA — 0.2%
Copa Holdings, Cl A (A)	16,075	1,482,597

PERU — 0.0%
Credicorp	1,577	234,468
Empresa Siderurgica del Peru SAA *	53,892	6,409

		240,877

PHILIPPINES — 0.1%
Cebu Air	35,240	76,385
Integrated Micro-Electronics	11,000	1,379
Lopez Holdings	1,340,500	219,673
Metro Pacific Investments	1,826,299	272,046
Metropolitan Bank & Trust	75,228	126,336
Pepsi-Cola Products Philippines	143,400	9,213
Puregold Price Club	21,040	17,711
San Miguel	106,590	176,992
San Miguel Pure Foods	13,440	62,423
SM Prime Holdings	339,858	188,856
Top Frontier Investment Holdings *	2,380	11,551

		1,162,565

POLAND — 0.3%
Agora	23,706	67,011
Alumetal	2,963	45,692
AmRest Holdings *	382	24,249
Asseco Poland	10,123	135,077
Budimex	623	32,275
Ciech	1,858	30,309
ComArch	895	39,238
Cyfrowy Polsat *	12,474	77,008
Emperia Holding *	687	11,207
Energa	17,333	35,521
Eurocash	4,385	44,440
Fabryki Mebli Forte	3,528	66,068
Grupa Kety	447	44,503
Grupa Lotos *	6,147	53,287
Impexmetal *	21,898	15,238
ING Bank Slaski	2,169	79,612
Jastrzebska Spolka Weglowa *	9,999	185,287

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

POLAND (continued)
KRUK	1,317	$76,370
Lentex	12,087	30,193
LiveChat Software	1,611	19,254
Orange Polska	41,350	59,022
PGE Polska Grupa Energetyczna	185,238	484,902
Polski Koncern Naftowy ORLEN	25,515	505,975
Polskie Gornictwo Naftowe i Gazownictwo	122,255	156,432
Powszechna Kasa Oszczednosci Bank Polski	23,763	166,445
Powszechny Zaklad Ubezpieczen	7,346	51,005
Tauron Polska Energia	180,965	122,235
Trakcja	50,506	173,149

		2,831,004

PORTUGAL — 0.2%
Banco BPI, Cl G *	47,728	59,205
Banco Comercial Portugues, Cl R *	64,682	86,129
Banco Espirito Santo *	66,989	—
CTT-Correios de Portugal	29,119	192,720
EDP — Energias de Portugal	51,164	169,114
Galp Energia SGPS	16,055	217,662
Jeronimo Martins SGPS	10,329	177,678
Navigator	46,046	134,961
NOS SGPS	25,797	171,385
Pharol SGPS	97,781	27,050
REN — Redes Energeticas Nacionais SGPS	22,937	67,027
Semapa-Sociedade de Investimento e Gestao	2,573	33,104

		1,336,035

PUERTO RICO — 0.0%
OFG Bancorp (A)	12,200	129,930
Popular	4,200	152,460
Triple-S Management, Cl B *	3,700	76,516

		358,906

RUSSIA — 0.7%
Gazprom Neft PJSC ADR	8,357	121,594
Gazprom PJSC ADR	4,804	20,753
Lenta GDR *	4,460	32,379
LUKOIL PJSC ADR	33,581	1,634,946
Magnit PJSC GDR	12,175	483,226
Magnitogorsk Iron & Steel GDR	25,803	169,525
MegaFon PJSC GDR	3,302	31,468

COMMON STOCK — continued
	Shares	Value

RUSSIA (continued)
Mobile TeleSystems PJSC ADR (A)	12,200	$94,062
Novatek GDR	1,875	200,438
QIWI ADR (A)	4,700	60,489
Rostelecom *	15,333	113,004
Sberbank of Russia PJSC ADR	182,980	1,736,480
Severstal PJSC GDR	13,900	195,166
Surgutneftegas ADR (A)	23,300	107,996
Tatneft PJSC ADR	21,300	712,911
X5 Retail Group GDR *	16,483	491,853

		6,206,290

SINGAPORE — 0.4%
Ascendas ‡	92,000	156,722
Ascott Residence Trust ‡	1,000	816
CapitaLand Mall Trust ‡	66,000	98,199
ComfortDelGro	21,000	38,340
Cordlife Group	46,200	37,857
Dairy Farm International Holdings	30,700	217,049
DBS Group Holdings	17,000	183,288
Ezra Holdings *	590,140	18,240
Flex *	101,033	1,433,658
Genting Singapore	256,000	137,085
Golden Agri-Resources	461,600	127,739
Haw Par	9,100	58,606
Hutchison Port Holdings Trust, Cl U	100,500	44,722
Keppel ‡	4,960	3,886
Keppel Infrastructure Trust	124,000	45,010
M1	55,000	80,647
Oversea-Chinese Banking	33,000	201,143
SATS	19,700	68,534
Singapore Airlines	6,400	46,600
Singapore Post	96,000	110,404
Singapore Press Holdings	84,300	225,406
Singapore Technologies Engineering	31,000	69,743
Singapore Telecommunications	81,800	228,129
Starhill Global ‡	1,000	586
Wilmar International	102,700	244,339

		3,876,748

SOUTH AFRICA — 0.8%
AECI	7,859	59,334
Anglo American Platinum *	10,068	237,204
AngloGold Ashanti *	7,718	103,403
Aspen Pharmacare Holdings	6,034	131,445

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

SOUTH AFRICA (continued)
AVI	8,181	$57,494
Bid	8,914	157,175
Bidvest Group	8,574	106,452
Capitec Bank Holdings	5,541	281,493
Clicks Group	7,467	69,499
EOH Holdings	6,099	72,326
FirstRand	70,092	251,180
Gold Fields	17,127	69,619
Gold Fields ADR	28,428	117,976
Group	106,844	922,105
Group ADR	20,700	178,434
Growthpoint Properties ‡	50,597	94,337
Harmony Gold Mining ADR (A)	38,424	121,804
Hosken Consolidated Investments	7,904	74,446
JSE	3,323	38,758
KAP Industrial Holdings	85,302	49,029
Liberty Holdings	4,543	39,066
Merafe Resources	110,340	10,393
MiX Telematics ADR	384	2,415
Mr Price Group	15,667	178,610
Nampak	19,396	27,043
Naspers, Cl N	4,570	765,940
Netcare	49,850	128,029
Pioneer Foods Group	3,934	47,489
Remgro	11,726	194,799
Resilient ‡	8,077	66,832
RMB Holdings	20,680	91,286
Sanlam	36,546	177,150
Sappi *	53,235	296,106
Sasol	10,309	286,263
Sibanye Gold	55,841	152,195
SPAR Group	1,707	24,180
Standard Bank Group	57,229	607,189
Steinhoff International Holdings	11,058	59,695
Telkom SOC	17,083	78,816
Tiger Brands	4,784	136,235
Tongaat Hulett	3,919	35,430
Transaction Capital	14,668	14,370
Vodacom Group	8,826	95,207
Wilson Bayly Holmes-Ovcon	11,880	133,921
Woolworths Holdings	6,003	34,775

		6,876,947

COMMON STOCK — continued
	Shares	Value

SOUTH KOREA — 2.8%
Amorepacific	2,137	$670,468
BGF retail	378	57,481
BNK Financial Group	5,248	42,608
Busan City Gas	663	19,874
Cheil Worldwide	3,148	46,632
CJ	817	124,594
CJ CheilJedang	430	131,339
Coway	1,481	115,969
CrystalGenomics *	831	13,690
Daesung Holdings	810	6,534
Daewon San Up	6,352	45,853
DGB Financial Group	8,962	75,189
Dong-A ST, Cl A	164	12,312
Dongbu Insurance	988	61,391
Dongil Industries	125	7,920
Dongsuh	1,830	43,421
Doosan	597	53,478
E-MART	418	59,362
Fila Korea	821	62,566
Green Cross	1,680	204,815
GS Holdings	8,010	357,711
GS Retail	1,656	70,625
Halla *	3,044	12,237
Halla Holdings	736	43,674
Hankook Tire	4,984	240,434
Hanon Systems	18,461	172,631
Hansae	2,944	65,093
Hanssem	573	88,886
Hanwha	2,671	87,185
Hanwha Life Insurance	6,954	37,983
Hyosung	1,126	131,863
Hyundai Department Store	600	61,612
Hyundai Glovis	420	63,684
Hyundai Home Shopping Network	578	57,333
Hyundai Marine & Fire Insurance	24,357	752,475
Hyundai Mobis	1,613	386,246
Hyundai Steel	2,150	92,821
Hyundai Wia	725	49,865
Kangnam Jevisco	1,106	36,005
Kangwon Land	3,083	102,250
KB Financial Group	10,772	398,213
KB Financial Group ADR	8,400	310,632
KB Insurance	2,279	57,660

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

SOUTH KOREA (continued)
Kia Motors	18,422	$655,255
KISCO	520	17,087
Kolon Industries	936	60,859
Korea Aerospace Industries	7,118	403,099
Korea Electric Power	33,753	1,452,773
Korea Petrochemical Industries	489	87,394
Korea Zinc	399	158,659
Korean Air Lines *	2,371	66,307
KT ADR	27,608	441,452
KT&G	5,808	573,567
Kumho Petrochemical	1,199	73,454
LG	2,366	126,752
LG Display	14,575	347,737
LG Display ADR (A)	14,541	174,637
LG Electronics	5,732	239,449
LG International	2,201	53,570
LG Uplus	61,986	639,226
Lotte Chemical	1,210	305,078
Lotte Chilsung Beverage	75	100,939
Lotte Confectionery	340	57,050
LOTTE Fine Chemical	1,448	36,698
LS	1,669	80,077
Macquarie Korea Infrastructure Fund	19,487	150,038
Macrogen *	376	10,942
Mando	224	52,562
Medy-Tox	1,048	372,582
Mi Chang Oil Industrial	247	18,996
Mobase *	6,214	40,730
NAVER	1,690	1,265,746
Orion	117	73,109
Ottogi	55	31,628
POSCO	1,756	363,707
POSCO ADR	10,200	529,890
POSCO Coated & Color Steel	663	15,644
Posco Daewoo	2,814	61,359
Posco ICT	12,756	63,878
Posco M-Tech	7,212	17,018
S&T Holdings	5,420	71,051
Sam Young Electronics	1,260	12,278
Samsung C&T	1,458	205,783
Samsung Card	1,780	74,980
Samsung Electronics	3,228	4,623,720
Samsung Electronics GDR	1,205	850,128

COMMON STOCK — continued
	Shares	Value

SOUTH KOREA (continued)
Samsung Fire & Marine Insurance	573	$145,973
Samsung Life Insurance	1,874	180,972
SeAH Holdings	193	20,240
Sewon Precision Industry	4,119	68,215
Shinhan Financial Group	14,086	539,805
Shinsegae	255	41,451
SK Chemicals	1,021	53,359
SK Holdings	705	137,704
SK Hynix	26,300	942,364
SK Innovation	7,582	1,003,865
SK Materials	408	55,624
SK Telecom	214	41,799
SK Telecom ADR	26,055	569,302
S-Oil	2,522	173,019
ViroMed *	2,639	211,258
YESCO	1,130	37,230
Young Poong	43	37,391
Yuhan	1,520	278,960

		25,128,033

SPAIN — 1.4%
Abertis Infraestructuras	14,402	213,828
Aena (B)	20,492	3,008,733
Almirall	9,931	142,923
Amadeus IT Group, Cl A	12,492	589,666
Axiare Patrimonio SOCIMI ‡	3,989	56,751
Banco Popular Espanol	80,450	88,226
Banco Santander	302,053	1,484,485
Bankia	120,574	106,153
Bankinter	8,632	66,085
Bolsas y Mercados Espanoles SHMSF	1,698	51,390
CaixaBank	44,860	135,769
Cellnex Telecom (B)	4,989	81,932
Distribuidora Internacional de Alimentacion	99,000	530,021
Ebro Foods	13,367	288,485
Enagas	8,971	257,524
Ercros *	34,470	79,236
Ferrovial	67,114	1,305,885
Gamesa Tecnologica	20,820	481,675
Grifols	16,838	332,897
Grifols ADR	36,953	528,058
Grupo Catalana Occidente	3,014	94,991

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

SPAIN (continued)
Hispania Activos Inmobiliarios SOCIMI ‡	9,063	$111,627
Iberdrola	27,289	186,001
Industria de Diseno Textil	16,520	577,506
Lar Espana Real Estate Socimi ‡	7,310	52,561
Merlin Properties Socimi ‡	5,098	57,307
Red Electrica	16,828	351,080
Repsol	37,372	523,688
Tecnicas Reunidas	1,930	72,384
Telefonica	46,391	471,574
Tubacex	23,064	68,613
Vidrala	1,121	64,298

		12,461,352

SWEDEN — 0.8%
Assa Abloy, Cl B	6,651	120,986
Autoliv (A)	1,934	187,173
Axfood	9,380	146,638
Betsson	4,969	47,973
BillerudKorsnas	9,996	164,236
BioGaia, Cl B	1,360	41,558
Capio (B)	8,334	43,921
Castellum	8,133	110,215
Com Hem Holding	15,466	139,383
Dometic Group * (B)	43,576	308,288
Elekta, Cl B	17,533	152,091
Fabege	4,281	72,328
Fingerprint Cards, Cl B *	11,637	112,735
Hennes & Mauritz, Cl B	12,634	355,430
Hexpol	16,200	133,174
Holmen, Cl B	4,046	138,508
Hufvudstaden, Cl A	7,488	115,899
ICA Gruppen	2,088	64,844
Industrivarden, Cl A	2,480	47,090
Industrivarden, Cl C	3,779	67,445
Indutrade	10,660	198,161
Karo Pharma *	11,882	42,097
Lifco, Cl B	2,600	65,805
Lundin Petroleum *	10,867	195,511
Medivir, Cl B *	7,694	56,435
NetEnt	8,691	68,463
Pandox, Cl B	4,547	72,090
Peab	19,812	168,132
Saab, Cl B	11,995	424,971

COMMON STOCK — continued
	Shares	Value

SWEDEN (continued)
Sandvik	5,244	$59,627
Securitas, Cl B	8,623	133,276
Skandinaviska Enskilda Banken, Cl A	12,858	129,759
Skanska, Cl B	6,356	138,067
SKF, Cl B	4,224	71,599
SSAB	47,014	124,820
SSAB, Cl A	19,106	60,562
Starbreeze *	15,779	38,783
Svenska Cellulosa SCA, Cl B	11,785	333,894
Svenska Handelsbanken, Cl A	7,273	99,205
Swedbank, Cl A	33,058	774,464
Telefonaktiebolaget LM Ericsson, Cl B	57,059	276,193
Telia	135,309	540,808
Unibet Group	7,720	68,122
Vitrolife	950	49,171
Volvo, Cl B	7,150	76,787
Wallenstam, Cl B	14,484	111,531
Wihlborgs Fastigheter	2,520	48,826

		6,997,074

SWITZERLAND — 3.1%
Allreal Holding	471	69,302
Ascom Holding	5,181	88,745
Baloise Holding	1,092	134,410
Burckhardt Compression Holding	264	76,568
Cie Financiere Richemont	53,195	3,421,618
Coca-Cola HBC	20,510	443,343
Comet Holding	80	69,284
Credit Suisse Group	228,231	3,187,461
dorma+kaba Holding	343	238,303
EMS-Chemie Holding	499	250,496
Flughafen Zuerich	1,930	354,969
Gategroup Holding	4,931	252,144
Geberit	1,180	499,283
Givaudan	307	594,114
Julius Baer Group	46,348	1,878,650
Kuehne + Nagel International	9,543	1,294,195
LafargeHolcim	45,610	2,435,944
Logitech International	5,776	139,796
Mobimo Holding	450	108,276
Nestle	21,266	1,541,949
Novartis	11,522	819,715
Partners Group Holding	319	161,507

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

SWITZERLAND (continued)
Roche Holding	2,869	$659,590
Schindler Holding	1,970	366,109
SGS	186	377,056
Sika	41	197,055
STMicroelectronics	50,418	481,516
Straumann Holding	636	238,769
Swatch Group	4,001	397,983
Swiss Life Holding	4,257	1,127,113
Swiss Prime Site	2,633	218,319
Swiss Re	3,643	338,327
Swisscom	928	424,542
Syngenta *	1,650	659,633
TE Connectivity	39,600	2,489,652
Temenos Group	8,746	564,329
UBS Group	3,977	56,266
Valora Holding	210	61,066
Vontobel Holding	2,109	103,260
Ypsomed Holding	771	147,258
Zurich Insurance Group	1,478	386,695

		27,354,610

TAIWAN — 1.5%
Airtac International Group	42,000	334,722
AU Optronics	87,000	33,083
AU Optronics ADR (A)	57,291	216,560
Basso Industry	41,630	112,262
Cal-Comp Electronics Thailand	678,000	63,809
Cathay Financial Holding	375,088	486,726
Cheng Shin Rubber Industry	61,000	124,291
Chicony Electronics	19,285	49,377
China Airlines	191,000	57,801
China Steel	179,520	129,701
China Steel Chemical	24,000	82,516
Chunghwa Telecom	214,000	732,377
Compal Electronics	34,000	20,255
CTBC Financial Holding	117,915	63,521
CTCI	39,000	57,281
DA CIN Construction	46,000	27,550
Delpha Construction	148,000	62,141
Delta Electronics	92,621	488,676
E Ink Holdings	309,000	262,416
E.Sun Financial Holding	89,100	50,680
Eclat Textile	5,114	58,177

COMMON STOCK — continued
	Shares	Value

TAIWAN (continued)
Ennoconn	10,171	$161,473
Eva Airways	43,050	20,735
Evergreen Marine Taiwan *	136,350	50,984
Far Eastern New Century	102,939	79,755
Far EasTone Telecommunications	5,000	11,820
Feng TAY Enterprise	10,080	42,163
First Financial Holding	109,725	57,544
Formosa Petrochemical	70,000	234,017
Formosa Plastics	135,200	365,874
Fubon Financial Holding	182,000	258,373
Hon Hai Precision Industry	200,378	541,623
Hon Hai Precision Industry GDR	120,591	652,396
Hota Industrial Manufacturing	15,000	62,505
Hua Nan Financial Holdings	97,704	49,692
King Slide Works	5,000	61,317
Largan Precision	1,937	229,254
Makalot Industrial	6,209	24,496
Mega Financial Holding	75,683	51,802
Merida Industry	9,000	41,496
Namchow Chemical Industrial	27,000	57,581
Novatek Microelectronics	26,000	97,631
OBI Pharma *	5,000	52,365
Pegatron	49,000	131,981
Pou Chen	146,000	197,550
Powertech Technology	73,000	208,423
President Chain Store	15,232	113,911
Sheng Yu Steel	34,000	31,191
Silicon Motion Technology ADR	4,887	198,461
SinoPac Financial Holdings	236,250	68,201
St. Shine Optical	3,000	63,028
Taiwan Cement	65,000	77,961
Taiwan Cooperative Financial Holding	134,820	59,170
Taiwan Semiconductor Manufacturing	99,000	591,349
Taiwan Semiconductor Manufacturing ADR	124,462	3,870,768
Tatung *	257,000	67,676
Uni-President Enterprises	144,059	278,919
Voltronic Power Technology	3,150	47,314
Wan Hai Lines	73,000	35,971
Yuanta Financial Holding	129,000	48,236
Yungtay Engineering	30,000	42,351
ZongTai Real Estate Development	58,000	32,439

		12,883,718

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

THAILAND — 0.6%
AAPICO Hitech NVDR	20,600	$8,241
Advanced Info Service	22,800	100,002
Bangchak Petroleum	480,000	414,887
Bangchak Petroleum NVDR	62,300	53,849
Bangkok Bank	7,900	35,891
Bangkok Chain Hospital	175,300	66,118
Bangkok Expressway & Metro	468,225	99,672
BEC World	23,500	13,766
Big Camera	439,900	59,579
BTS Group Holdings	120,600	29,463
Bumrungrad Hospital	8,200	42,877
Cal-Comp Electronics Thailand	171,900	12,378
Charoen Pokphand Foods	35,881	32,295
CP ALL NVDR	177,356	307,861
Delta Electronics Thailand	80,500	180,563
Electricity Generating	9,100	50,704
Fabrinet *	9,500	360,620
GFPT NVDR	63,400	27,536
IRPC NVDR	1,420,394	193,999
Kang Yong Electric NVDR	1,000	9,515
Kasikornbank	6,400	31,454
Kasikornbank NVDR	55,894	274,699
Krung Thai Bank	1,138,200	559,384
Krung Thai Bank NVDR	565,600	277,972
Major Cineplex Group	22,500	18,644
Minor International	40,810	44,894
Muramoto Electron Thailand NVDR	900	5,863
PTT	8,800	87,001
PTT NVDR	45,700	451,809
PTT Exploration & Production NVDR	69,100	164,371
Ratchaburi Electricity Generating Holding	16,200	23,144
Robinson Department Store	33,100	54,855
Sena Development	210,100	21,852
Siam Cement	4,800	69,125
Siam City Cement	5,500	45,418
Sino-Thai Engineering & Construction	41,400	30,165
Star Petroleum Refining NVDR	170,800	61,492
Superblock *	639,000	29,031
Tata Steel Thailand NVDR *	959,600	20,564
Thai Oil	32,700	65,405
Thai Oil NVDR	12,100	24,202
Thai Union Group, Cl F	147,200	91,270

COMMON STOCK — continued
	Shares	Value

THAILAND (continued)
Thai Vegetable Oil NVDR	8,600	$8,232
Thanachart Capital	428,100	483,176
Thanachart Capital NVDR	213,700	241,193
TMB Bank NVDR	1,485,900	89,160
TTW PCL *	81,600	24,482
Vibhavadi Medical Center	729,600	61,707

		5,460,380

TURKEY — 0.5%
Akbank	221,587	592,235
AKIS Gayrimenkul Yatirimi	15,086	13,359
Anadolu Cam Sanayii *	65,532	47,440
Anadolu Efes Biracilik Ve Malt Sanayii	15,716	96,046
Arcelik	56,672	374,364
Baticim Bati Anadolu Cimento Sanayii	4,440	9,284
BIM Birlesik Magazalar	3,640	59,289
DO & CO	675	52,333
Emlak Konut Gayrimenkul Yatirim Ortakligi ‡	288,590	294,722
Enka Insaat ve Sanayi	82,919	126,486
Eregli Demir ve Celik Fabrikalari	62,803	85,246
Ford Otomotiv Sanayi	7,400	75,668
Haci Omer Sabanci Holding	16,489	49,825
KOC Holding	83,048	346,229
Logo Yazilim Sanayi Ve Ticaret *	2,443	40,266
Petkim Petrokimya Holding	52,317	71,013
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	103,884	105,420
TAV Havalimanlari Holding	23,048	94,747
Torunlar Gayrimenkul Yatirim Ortakligi ‡	19,038	30,148
Tupras Turkiye Petrol Rafinerileri	5,270	107,384
Turk Hava Yollari AO *	1	3
Turkcell Iletisim Hizmetleri	39,871	128,469
Turkiye Garanti Bankasi	181,927	494,468
Turkiye Halk Bankasi	27,643	83,977
Turkiye Is Bankasi, Cl C	181,597	294,616
Turkiye Sise ve Cam Fabrikalari	—	—
Turkiye Vakiflar Bankasi TAO, Cl D	194,105	287,307
Vestel Beyaz Esya Sanayi ve Ticaret	19,859	82,408

		4,042,752

UNITED ARAB EMIRATES — 0.1%
DP World *	9,802	175,946

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

UNITED ARAB EMIRATES (continued)
Emaar Properties PJSC	257,469	$488,588

		664,534

UNITED KINGDOM — 4.3%
AA	14,667	45,976
Admiral Group PLC	9,284	217,842
Amec Foster Wheeler	20,097	110,006
Anglo American	13,776	190,708
Aon PLC	2,595	287,604
AstraZeneca	15,857	890,487
Auto Trader Group (B)	18,782	86,141
Aviva PLC	25,237	136,782
Babcock International Group	5,449	65,962
BAE Systems PLC	129,508	859,963
Barclays	172,000	400,637
Barratt Developments PLC	421,750	2,342,109
Bellway PLC	5,786	167,562
Berendsen	3,176	37,553
Berkeley Group Holdings PLC	1,267	36,584
BGEO Group	5,106	184,743
BP PLC	188,600	1,116,609
British American Tobacco	13,307	764,144
British American Tobacco ADR (A)	1,093	125,575
British Land ‡	3,998	28,652
BT Group, Cl A	143,041	658,224
BTG *	16,819	135,459
Bunzl	15,439	415,554
Burberry Group PLC	23,637	426,744
Capita	4,879	34,995
Capital & Counties Properties	15,096	53,271
Carnival	2,439	117,503
Centamin	153,972	297,394
Clinigen Group	23,871	216,215
Cobham PLC	34,964	61,155
Compass Group	32,893	596,269
Computacenter	6,175	54,910
Croda International	13,267	568,036
Daily Mail & General Trust, Cl A	5,957	54,685
DCC	1,461	119,188
Dechra Pharmaceuticals	3,054	50,278
Delphi Automotive PLC	17,784	1,157,205
Derwent London ‡	915	27,092
Diageo	89,689	2,392,651
Dignity	1,456	47,281

COMMON STOCK — continued
	Shares	Value

UNITED KINGDOM (continued)
Direct Line Insurance Group	8,748	$37,059
Dixons Carphone	9,942	38,296
Domino’s Pizza Group	292,621	1,218,135
Electrocomponents	31,086	141,772
Elementis	44,568	129,942
Fevertree Drinks	14,554	171,639
Fidessa Group	2,409	72,507
Firstgroup *	32,913	44,153
Fresnillo	6,275	125,962
GlaxoSmithKline PLC	87,515	1,733,718
Great Portland Estates PLC ‡	12,275	89,247
Greene King	6,253	55,987
Halma	34,424	441,576
Hammerson ‡	24,260	163,616
Hargreaves Lansdown	129,817	1,843,202
Hikma Pharmaceuticals	2,566	55,090
Howden Joinery Group	8,109	37,211
HSBC Holdings	83,882	632,665
IG Group Holdings	31,454	317,816
IMI	4,363	53,083
Imperial Brands	13,867	671,378
Informa	53,374	439,345
Inmarsat	7,367	63,256
Intertek Group	7,299	305,365
Intu Properties ‡	12,825	43,248
JD Sports Fashion	19,850	369,064
Just Eat *	20,994	144,416
Kingfisher	25,314	111,947
Laird	14,051	24,938
Land Securities Group ‡	24,512	299,728
Legal & General Group	31,848	81,629
Lloyds Banking Group	196,167	137,487
Marks & Spencer Group	10,288	42,878
Marshalls	16,070	53,895
Merlin Entertainments (B)	9,844	55,522
Micro Focus International	8,282	217,038
Moneysupermarket.com Group	21,097	67,630
National Grid PLC	79,506	1,036,413
NCC Group	25,289	58,658
Next	1,631	96,144
Oxford Instruments	4,810	39,799
Paddy Power Betfair	490	50,800
Pearson	9,072	84,114

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

UNITED KINGDOM (continued)
Pennon Group	21,197	$216,513
Persimmon	1,910	39,603
PhosAgro PJSC GDR	3,200	39,680
Playtech	11,731	133,250
Polymetal International	4,681	51,051
Provident Financial	1,057	38,166
Randgold Resources	1,759	155,879
Reckitt Benckiser Group PLC	3,834	343,187
RELX	8,329	148,945
Renishaw	1,877	59,343
Rentokil Initial	144,130	402,757
Rio Tinto	19,358	672,799
Royal Mail	10,739	64,540
RPC Group	74,763	867,518
RSA Insurance Group	10,202	68,992
Sage Group	79,229	699,687
SDL	7,627	40,492
Segro ‡	25,722	137,647
Severn Trent	6,682	190,403
Shaftesbury PLC ‡	10,627	119,279
Shire PLC	6,879	391,527
Sky	14,520	145,380
Smith & Nephew	17,535	253,906
Smiths Group	3,293	57,155
Spectris	5,941	149,000
Spirax-Sarco Engineering	6,233	336,601
Spirent Communications	26,600	26,779
SSE	24,017	467,705
SSP Group	79,838	331,962
Standard Chartered PLC	18,360	159,983
Standard Life	7,953	32,883
Stolt-Nielsen	3,868	47,517
Subsea 7	4,377	49,108
Synthomer	23,292	101,864
Tate & Lyle	12,672	120,983
Telecom Plus	5,459	79,113
Travis Perkins	2,001	32,648
Tritax Big Box ‡	27,293	45,366
Tullow Oil	62,825	203,549
UBM	6,771	59,547
Ultra Electronics Holdings	2,889	65,702
Unilever	9,133	382,093
UNITE Group	34,583	234,295

COMMON STOCK — continued
	Shares	Value

UNITED KINGDOM (continued)
Victrex PLC	6,120	$131,166
Vodafone Group	431,197	1,186,466
VTB Bank PJSC GDR	79,310	166,075
WH Smith	8,647	155,902
William Hill	11,508	41,666
Wm Morrison Supermarkets	116,259	322,313
Worldpay Group (B)	95,990	334,618
WPP	13,276	288,923

		38,368,642

UNITED STATES — 45.0%
Consumer Discretionary — 5.8%
Adient *	6	262
Advance Auto Parts	3,967	555,697
Amazon.com *	6,007	4,744,449
Amcon Distributing	602	54,481
American Axle & Manufacturing Holdings *	17,300	310,016
American Eagle Outfitters	8,300	141,432
Aramark	12,960	482,501
Ark Restaurants	500	10,300
Ascena Retail Group *	19,200	93,888
AutoZone *	926	687,240
Beazer Homes USA *	14,500	148,335
Big 5 Sporting Goods	8,000	124,000
Big Lots	6,800	295,120
Bloomin’ Brands	27,480	475,404
BorgWarner	18,000	645,120
Bravo Brio Restaurant Group *	13,000	58,500
Callaway Golf	4,500	45,945
Capella Education	4,700	343,570
Carriage Services, Cl A	26,322	622,252
Carrols Restaurant Group *	29,634	370,425
Century Communities *	19,325	380,703
Charter Communications, Cl A *	988	246,891
Cheesecake Factory	300	15,957
Children’s Place	1,600	121,520
Chipotle Mexican Grill, Cl A *	3,226	1,163,812
Columbia Sportswear	2,868	162,444
Comcast, Cl A	13,269	820,290
Cooper Tire & Rubber	14,000	514,500
Cooper-Standard Holding *	3,400	310,318
CSS Industries	5,300	133,030
Del Frisco’s Restaurant Group *	6,100	87,230

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Consumer Discretionary (continued)
DeVry Education Group	42,500	$964,750
Dick’s Sporting Goods	3,229	179,694
Dollar General	7,800	538,902
Dollar Tree *	5,389	407,139
Drew Industries	2,600	232,830
Eldorado Resorts * (A)	25,553	309,191
Entercom Communications, Cl A	17,954	236,993
Entravision Communications, Cl A	37,766	253,032
Finish Line, Cl A	13,400	263,846
Flexsteel Industries	2,000	83,800
Ford Motor	25,100	294,674
GameStop, Cl A (A)	9,568	230,110
General Motors	23,000	726,800
Gentex	48,000	811,680
Genuine Parts	5,695	515,910
Goodyear Tire & Rubber	22,600	656,078
Hasbro	9,405	784,471
Haverty Furniture	9,400	166,850
Home Depot	15,143	1,847,597
Horizon Global *	2,400	48,096
Houghton Mifflin Harcourt *	23,510	297,402
Interpublic Group of Companies	20,000	447,800
J Alexander’s Holdings *	892	8,028
JC Penney * (A)	31,192	267,939
Johnson Outdoors, Cl A	2,100	75,558
K12 *	3,700	40,108
Kohl’s	13,600	595,000
La-Z-Boy, Cl Z	7,300	170,820
Lear	3,400	417,452
LGI Homes * (A)	13,288	395,451
Liberty Global, Cl A *	5,918	192,927
Liberty Global LiLAC *	1,033	28,552
Lowe’s	4,958	330,451
M/I Homes *	6,200	133,362
MarineMax *	8,700	173,565
Mattel	22,000	693,660
McDonald’s	9,574	1,077,745
Meredith	5,110	231,738
Modine Manufacturing *	20,600	225,570
Mohawk Industries *	3,210	591,603
Monarch Casino & Resort *	4,700	111,155
Monro Muffler Brake	2,014	110,770

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Consumer Discretionary (continued)
Motorcar Parts of America *	10,395	$272,765
Murphy USA *	1,652	113,625
National CineMedia	13,734	190,491
Nautilus *	19,519	343,534
New Media Investment Group	9,000	129,600
New York Times, Cl A	75,000	817,500
NIKE, Cl B	26,969	1,353,304
Office Depot	275,811	868,805
O’Reilly Automotive *	5,245	1,386,988
PetMed Express (A)	16,500	327,855
Pier 1 Imports	32,700	140,937
Priceline Group *	1,579	2,327,809
PVH	4,700	502,806
RCI Hospitality Holdings	10,300	119,583
Reading International, Cl A *	11,750	154,982
Red Lion Hotels *	21,859	183,616
Rocky Brands	12,300	131,610
Ross Stores	3,920	245,157
Ruth’s Hospitality Group	22,491	356,482
Scholastic	12,000	459,000
Shoe Carnival	5,900	149,683
Shutterfly *	700	34,300
Sinclair Broadcast Group, Cl A	12,274	308,077
Smith & Wesson Holding *	18,600	491,598
Sonic Automotive, Cl A	12,300	220,170
Sportsman’s Warehouse Holdings * (A)	16,476	151,579
Stage Stores (A)	13,400	68,206
Standard Motor Products	2,400	117,360
Starbucks	6,600	350,262
Stein Mart	9,100	54,782
Stoneridge *	31,600	468,312
Strattec Security	1,000	35,500
TEGNA	47,500	931,950
Tenneco *	3,200	176,224
Time	66,500	864,500
Time Warner	6,633	590,271
TJX	12,010	885,738
TopBuild *	11,103	334,533
Tower International	16,379	355,424
TRI Pointe Group *	29,800	322,734
Unifi *	4,700	135,125

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Consumer Discretionary (continued)
Urban Outfitters *	4,732	$158,285
Vera Bradley *	6,400	85,568
Viacom, Cl B	12,900	484,524
Vitamin Shoppe *	5,000	125,250
VOXX International, Cl A *	12,500	51,250
Walt Disney	6,023	558,272
Whirlpool	3,100	464,442
William Lyon Homes, Cl A * (A)	7,500	133,950
Winnebago Industries	3,700	104,525
Wynn Resorts (A)	11,963	1,131,102
Yum! Brands	5,857	505,342
ZAGG *	12,600	81,900

		51,691,918

Consumer Staples — 2.6%
Altria Group	14,296	945,251
Archer-Daniels-Midland	11,400	496,698
Bunge	5,400	334,854
Cal-Maine Foods (A)	700	27,055
Campbell Soup	4,000	217,360
Casey’s General Stores	1,610	181,914
Central Garden & Pet, Cl A *	6,674	155,771
Church & Dwight	13,796	665,795
Clorox	2,000	240,040
Coca-Cola	28,923	1,226,335
Colgate-Palmolive	7,680	548,045
ConAgra Foods	11,650	561,297
Costco Wholesale	4,462	659,796
Craft Brew Alliance *	9,066	145,509
CVS Health	8,700	731,670
Darling Ingredients *	7,800	106,080
Dean Foods	32,900	600,754
Fresh Del Monte Produce	3,500	211,225
General Mills	2,600	161,148
Hormel Foods	17,888	688,688
Ingles Markets, Cl A	5,600	221,200
J&J Snack Foods	1,300	158,795
John B Sanfilippo & Son	6,882	348,780
Kimberly-Clark	3,465	396,431
Kraft Heinz	10,047	893,681
Lifevantage *	7,100	58,220
Mannatech	4,800	83,040
McCormick	8,933	856,407

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Consumer Staples (continued)
Medifast	9,900	$406,494
Molson Coors Brewing, Cl B	6,250	648,813
Mondelez International, Cl A	49,542	2,226,417
Nature’s Sunshine Products	3,300	41,415
Omega Protein *	20,200	450,460
Orchids Paper Products (A)	6,166	158,219
PepsiCo	10,268	1,100,730
Philip Morris International	13,500	1,301,940
Primo Water *	19,471	254,875
Procter & Gamble	19,710	1,710,828
Reynolds American	8,096	445,928
Sanderson Farms	900	80,982
Seneca Foods, Cl A *	4,400	129,360
SpartanNash	9,500	266,000
Sysco	8,400	404,208
TreeHouse Foods *	3,645	318,864
Tyson Foods, Cl A	4,700	332,995
USANA Health Sciences *	2,020	259,570
Village Super Market, Cl A	3,400	101,660
Wal-Mart Stores	10,522	736,750

		23,298,347

Energy — 2.9%
Adams Resources & Energy	3,000	109,620
Antero Resources *	34,454	911,997
Apache	44,310	2,635,559
Atwood Oceanics	13,400	102,242
Baker Hughes	11,400	631,560
Bill Barrett * (A)	15,207	78,924
Callon Petroleum *	23,615	306,759
Carrizo Oil & Gas *	11,034	373,280
Chevron	33,724	3,532,589
Concho Resources *	1,473	186,983
ConocoPhillips	7,100	308,495
Continental Resources *	13,700	670,067
Delek US Holdings	8,623	145,729
DHT Holdings	40,000	162,800
Energen	13,500	676,755
EOG Resources	7,700	696,234
Evolution Petroleum	28,132	216,616
Exxon Mobil	44,543	3,711,323
FMC Technologies *	13,000	419,510
GasLog (A)	5,100	78,285

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Energy (continued)
Golar LNG	3,400	$74,426
Hallador Energy	8,800	77,792
Helmerich & Payne (A)	1,658	104,636
Independence Contract Drilling * (A)	29,496	117,394
Kinder Morgan	13,900	283,977
Marathon Petroleum	13,000	566,670
Matrix Service *	5,300	93,810
McDermott International *	110,000	565,400
National Oilwell Varco	4,763	152,892
Nordic American Tankers (A)	4,100	33,497
Occidental Petroleum	13,280	968,245
PDC Energy *	5,542	339,891
PHI *	7,900	123,082
Pioneer Natural Resources	8,920	1,596,858
Range Resources	8,038	271,604
REX American Resources *	2,600	205,374
Ring Energy * (A)	60,593	559,273
Schlumberger	13,276	1,038,582
Spectra Energy	23,637	988,263
Superior Energy Services	8,026	113,648
Transocean (A)	45,000	432,450
Valero Energy	12,437	736,768

		25,399,859

Financials — 6.8%
Affiliated Managers Group *	2,700	358,182
AGNC Investment ‡	9,799	196,568
Alleghany *	400	206,484
Allstate	3,900	264,810
Ambac Financial Group *	14,600	269,370
American Express	5,600	371,952
American International Group	41,380	2,553,146
American National Bankshares	4,100	110,905
Ameriprise Financial	6,400	565,696
Annaly Capital Management ‡	14,548	150,717
Apollo Commercial Real Estate Finance ‡	13,960	236,203
Aspen Insurance Holdings	6,100	294,325
Atlas Financial Holdings *	14,349	246,085
Axis Capital Holdings	4,200	239,274
Banc of California (A)	12,100	160,930
Bank of America	157,100	2,592,150
Bank of Commerce Holdings	18,600	135,780

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Financials (continued)
Banner	9,849	$444,584
Bar Harbor Bankshares	5,000	181,750
BB&T	8,700	341,040
Berkshire Hathaway, Cl B *	7,153	1,032,178
Berkshire Hills Bancorp	7,700	227,535
Blue Capital Reinsurance Holdings (A)	6,800	120,360
BNC Bancorp	12,415	309,133
Brown & Brown	4,055	149,467
Bryn Mawr Bank	9,398	295,097
C&F Financial (A)	2,400	100,320
Capital Bank Financial, Cl A	5,490	179,797
Capital One Financial	11,865	878,485
CenterState Banks	21,912	409,316
Central Pacific Financial	10,300	263,989
Charles Schwab	63,774	2,021,636
Charter Financial	1,400	17,710
Chubb	3,023	383,921
Cincinnati Financial	6,400	452,992
Citigroup	60,519	2,974,509
Citizens & Northern	1,500	31,380
Civista Bancshares	10,600	156,244
CME Group, Cl A	2,900	290,290
CNB Financial	8,252	161,327
CNO Financial Group	31,675	477,659
Colony Capital ‡	16,285	309,578
Crawford, Cl B	9,300	104,625
CYS Investments ‡	21,100	181,882
Dime Community Bancshares	6,400	103,680
Discover Financial Services	4,910	276,580
Donegal Group, Cl A	6,600	99,330
Dynex Capital ‡	21,100	144,957
EMC Insurance Group	7,900	192,365
Enterprise Financial Services	5,000	165,500
ESSA Bancorp	5,500	74,140
Essent Group *	6,800	179,792
Everest Re Group	1,689	343,745
Farmers National Banc	9,500	99,750
FBR	1,400	19,460
FCB Financial Holdings, Cl A *	800	29,840
Federal Agricultural Mortgage, Cl C	10,200	416,466
Fidelity Southern	10,300	187,769
Fifth Third Bancorp	35,400	770,304

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Financials (continued)
Financial Institutions	7,800	$209,430
First American Financial	3,749	146,436
First Bancorp	4,900	115,983
First Busey	4,700	108,617
First Business Financial Services	6,600	124,410
First Commonwealth Financial	21,900	222,504
First Community Bancshares	10,600	240,090
First Defiance Financial	9,700	382,956
First Financial	4,800	192,480
First Republic Bank	15,940	1,186,414
Flushing Financial	5,800	124,236
FNF Group	7,300	262,143
FNFV Group *	17,509	210,983
Franklin Financial Network *	12,196	397,590
GAIN Capital Holdings	12,900	59,340
Gladstone Investment	32,600	278,078
Goldman Sachs Group	1,200	213,888
Great Southern Bancorp	6,900	285,315
Hanmi Financial	11,000	275,000
Hartford Financial Services Group	18,600	820,446
HCI Group (A)	8,200	222,302
Heartland Financial USA	12,163	455,504
Heritage Commerce	39,709	430,843
Heritage Financial	12,690	233,496
Heritage Insurance Holdings	13,400	157,986
Heritage Oaks Bancorp	34,494	274,227
Horizon Bancorp	8,600	249,400
Horizon Technology Finance, Cl C	13,700	176,730
IBERIABANK	6,847	449,506
Independence Holding	5,900	103,545
Independent Bank	11,700	196,560
Intercontinental Exchange	1,300	351,507
JPMorgan Chase	51,400	3,559,964
KCG Holdings, Cl A *	17,000	216,920
KeyCorp	49,750	702,470
Lakeland Bancorp	7,035	99,545
LendingTree * (A)	1,857	148,281
Lincoln National	12,800	628,352
M&T Bank	3,200	392,736
Manning & Napier, Cl A	9,300	64,170
Marsh & McLennan	4,600	291,594
MBIA *	14,100	108,570

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Financials (continued)
Medallion Financial (A)	15,700	$54,008
Mercantile Bank	4,000	110,080
Merchants Bancshares	4,600	197,800
MidSouth Bancorp	9,900	101,475
MidWestOne Financial Group	5,497	159,853
Mortgage Investment Trust ‡	11,000	170,830
Nasdaq	8,290	530,311
National Western Life Group, Cl A *	800	172,320
New York Community Bancorp	16,100	231,196
New York Mortgage Trust ‡ (A)	31,200	184,392
Newtek Business Services	7,280	110,292
Northeast Bancorp	9,300	104,160
Northern Trust	20,580	1,490,404
Northrim BanCorp	5,400	132,570
NorthStar Asset Management Group	140,696	1,927,535
OceanFirst Financial	5,600	115,808
Old Line Bancshares (A)	3,800	74,803
Oppenheimer Holdings, Cl A	1,686	23,604
Owens Realty Mortgage ‡ (A)	5,998	109,464
Pacific Continental	18,872	323,655
Pacific Premier Bancorp *	12,882	333,000
Park Sterling	57,460	494,731
Parke Bancorp	200	3,120
Peoples Bancorp	13,100	324,487
Piper Jaffray *	3,400	192,270
PNC Financial Services Group	4,000	382,400
Preferred Bank	8,542	323,913
Primerica	6,810	372,507
Provident Financial Holdings	4,000	76,320
Radian Group	38,661	525,403
Raymond James Financial	17,500	1,052,100
Regional Management *	14,100	314,007
Republic Bancorp, Cl A	2,600	82,264
S&T Bancorp	3,400	106,726
Selective Insurance Group	7,206	266,262
Sierra Bancorp	9,500	169,670
Signature Bank *	1,402	169,025
Southwest Bancorp	11,639	217,067
State Bank Financial	14,753	325,304
SunTrust Banks	18,805	850,550
SVB Financial Group *	5,148	629,446
Synovus Financial	11,150	368,731

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Financials (continued)
Torchmark	4,100	$259,981
Towne Bank	6,410	158,968
Travelers	2,600	281,268
TriCo Bancshares	16,919	445,308
United Community Banks	22,169	478,185
United Financial Bancorp	8,500	125,035
United Insurance Holdings	7,600	110,200
Universal Insurance Holdings (A)	10,700	227,910
Univest Corp of Pennsylvania	15,300	363,375
US Bancorp	10,115	452,747
Wells Fargo	18,171	836,048
West Bancorporation	8,300	160,190
Wintrust Financial	6,333	341,665
World Acceptance *	1,700	80,784
WR Berkley	14,720	840,512
Yadkin Financial	17,196	477,017
Zions Bancorporation	13,560	436,768

		59,903,430

Health Care — 6.1%
Abbott Laboratories	14,500	568,980
Aceto	28,581	523,890
Achillion Pharmaceuticals *	23,000	144,440
Adamas Pharmaceuticals * (A)	5,673	77,947
Advaxis * (A)	11,193	90,551
Adverum Biotechnologies *	23,600	69,620
Aetna	2,600	279,110
Agenus * (A)	19,705	78,229
Albany Molecular Research * (A)	22,741	354,532
Allergan *	13,432	2,806,482
AMAG Pharmaceuticals *	7,200	185,040
Amgen	13,965	1,971,299
Amsurg, Cl A *	2,271	135,692
AngioDynamics *	2,100	33,474
ANI Pharmaceuticals *	8,306	495,868
Anika Therapeutics *	3,300	146,388
Anthem	2,300	280,278
Anthera Pharmaceuticals * (A)	28,853	63,477
Applied Genetic Technologies *	9,000	64,350
Aptevo Therapeutics *	1,400	3,094
Arrowhead Pharmaceuticals *	15,802	91,652
athenahealth * (A)	8,660	894,751
AtriCure * (A)	12,881	234,949

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Health Care (continued)
AxoGen *	19,453	$172,159
Becton Dickinson & Company	4,783	803,114
Bellicum Pharmaceuticals * (A)	5,044	83,529
BioSpecifics Technologies *	5,266	228,492
BioTelemetry *	25,395	449,492
Boston Scientific *	19,100	420,200
Bristol-Myers Squibb	19,939	1,015,094
Cara Therapeutics * (A)	15,321	107,094
Cardiovascular Systems *	5,600	131,208
Celgene *	17,115	1,748,811
Celldex Therapeutics *	19,400	61,110
Centene *	3,300	206,184
Chimerix *	26,800	108,540
Coherus Biosciences *	3,000	82,050
Concert Pharmaceuticals *	23,487	181,320
CR Bard	7,257	1,572,447
Cross Country Healthcare *	25,169	281,138
Cynosure, Cl A *	6,100	260,165
Danaher	4,500	353,475
DENTSPLY SIRONA	11,250	647,663
Depomed *	3,100	69,316
Eagle Pharmaceuticals * (A)	3,448	192,674
Edwards Lifesciences *	1,986	189,107
Eli Lilly	12,363	912,884
Emergent BioSolutions *	7,500	200,400
Enanta Pharmaceuticals *	4,100	96,432
Exactech *	8,200	198,030
Exelixis *	5,000	52,950
Express Scripts Holding *	15,418	1,039,173
Five Prime Therapeutics *	500	24,265
Flexion Therapeutics *	9,116	174,116
FONAR *	19,900	361,185
GenMark Diagnostics *	18,102	193,148
Gilead Sciences	5,300	390,239
Glaukos *	3,000	100,200
Hanger *	3,900	31,200
HCA Holdings *	9,800	749,994
Henry Schein *	3,280	489,376
Heska *	6,594	325,744
HMS Holdings *	5,300	111,671
Illumina *	16,826	2,290,692
ImmunoGen *	6,400	11,648

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Health Care (continued)
INC Research Holdings, Cl A *	7,100	$324,470
Infinity Pharmaceuticals *	21,900	26,499
InfuSystem Holdings *	56,800	144,840
Inogen *	6,700	359,589
Integer Holdings *	7,100	156,555
Intersect ENT *	9,250	135,050
Intuitive Surgical *	1,954	1,313,244
Invuity * (A)	13,113	133,097
iRadimed * (A)	10,498	99,206
Jazz Pharmaceuticals *	3,000	328,410
Johnson & Johnson	20,700	2,400,993
Kindred Healthcare	12,200	120,170
La Jolla Pharmaceutical * (A)	8,540	149,450
Laboratory Corp of America Holdings *	7,200	902,448
Lannett *	4,700	102,930
Lantheus Holdings *	11,300	97,745
LeMaitre Vascular	23,735	497,011
Lion Biotechnologies * (A)	13,549	84,681
LivaNova *	752	42,623
MacroGenics *	3,200	75,808
Masimo *	5,900	324,500
Medicines *	3,300	108,735
Medpace Holdings *	500	14,510
Medtronic	7,100	582,342
Merck	40,427	2,373,873
Molina Healthcare *	5,900	321,019
Mylan *	1,433	52,305
Nektar Therapeutics, Cl A *	21,747	269,663
NeoGenomics *	51,110	411,947
Novadaq Technologies *	8,500	94,435
OraSure Technologies *	6,400	48,064
Orthofix International *	6,829	250,283
Paratek Pharmaceuticals *	2,800	29,960
PAREXEL International *	2,240	130,502
PDL BioPharma	13,700	44,114
Pfenex *	12,811	102,616
Pfizer	62,547	1,983,365
PharMerica *	14,531	345,838
Portola Pharmaceuticals, Cl A *	6,700	121,806
Progenics Pharmaceuticals * (A)	63,515	319,480
Proteostasis Therapeutics *	1,400	9,968

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Health Care (continued)
Providence Service *	6,674	$270,063
Puma Biotechnology *	500	19,150
Quest Diagnostics	8,500	692,240
RadNet *	29,095	202,210
Recro Pharma *	2,400	16,920
Regeneron Pharmaceuticals *	3,848	1,327,637
Regulus Therapeutics *	15,600	42,900
Repligen *	11,648	332,783
Retrophin *	4,700	88,595
RTI Surgical *	7,061	18,006
Sangamo BioSciences *	26,000	92,300
SciClone Pharmaceuticals *	31,400	281,030
Select Medical Holdings *	42,000	546,000
Spectrum Pharmaceuticals *	5,700	20,178
STERIS	13,375	893,717
Sucampo Pharmaceuticals, Cl A *	12,700	144,780
Supernus Pharmaceuticals *	8,941	177,032
Surmodics *	14,415	358,934
Synergy Pharmaceuticals * (A)	28,177	129,332
Teligent * (A)	37,461	243,871
Thermo Fisher Scientific	1,800	264,654
UnitedHealth Group	18,101	2,558,214
Vanda Pharmaceuticals *	10,926	162,251
Varian Medical Systems *	10,800	979,884
Vascular Solutions *	10,029	457,322
Vocera Communications *	16,981	312,451
VWR *	2,000	55,020
Waters *	2,572	357,868
WellCare Health Plans *	2,600	295,126
Xencor *	1,500	31,935
Zoetis, Cl A	11,850	566,430

		54,084,799

Industrials — 4.9%
3M	3,966	655,580
ABM Industries	4,524	176,798
ACCO Brands *	45,000	499,500
Aegion, Cl A *	7,400	136,974
AGCO	22,200	1,133,976
Air Transport Services Group *	15,000	198,450
Alaska Air Group	3,006	217,093
Alcoa	32,439	931,648
Allegiant Travel, Cl A	630	86,877

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Industrials (continued)
Allegion	5,400	$344,736
AMETEK	3,600	158,760
ARC Document Solutions *	26,000	89,180
ArcBest	9,866	196,333
Argan	10,967	623,474
Astec Industries	4,560	252,442
Atkore International Group *	9,200	172,960
Barrett Business Services	400	17,932
Boeing	4,500	640,935
Brink’s	1,400	55,370
CAI International *	5,100	38,811
Carlisle	4,130	433,031
Caterpillar	4,500	375,570
CBIZ *	29,481	325,765
Celadon Group	12,074	78,481
CH Robinson Worldwide	3,709	252,657
Chart Industries *	1,800	49,932
Chicago Bridge & Iron	16,500	528,330
Cintas	2,000	213,340
Columbus McKinnon	5,800	113,042
Costamare (A)	5,600	36,400
Covenant Transportation Group, Cl A *	13,238	211,676
CRA International	4,000	124,560
CSX	9,300	283,743
Cummins	5,400	690,228
Curtiss-Wright	4,103	367,711
Deere	3,410	301,103
Deluxe	6,405	391,986
Donaldson	11,000	401,720
Ducommun *	7,500	142,800
Dun & Bradstreet	4,305	537,479
Dynamic Materials	21,431	232,526
Eastern	6,900	135,930
EMCOR Group	3,566	215,600
Emerson Electric	6,400	324,352
EnerSys	3,700	240,981
Equifax	1,700	210,749
Esterline Technologies *	2,629	193,100
Expeditors International of Washington	7,600	391,172
FedEx	3,914	682,289

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Industrials (continued)
Fortive	2,250	$114,863
Gencor Industries *	12,816	155,074
General Dynamics	2,400	361,776
General Electric	90,800	2,642,280
Gibraltar Industries *	10,074	391,879
Global Brass & Copper Holdings	9,849	282,666
GP Strategies *	9,940	256,949
Greenbrier (A)	5,500	173,250
Griffon	4,900	81,830
H&E Equipment Services	10,100	140,895
Hawaiian Holdings *	17,600	792,440
Honeywell International	5,227	573,297
Hubbell, Cl B	4,000	418,080
Huntington Ingalls Industries	1,600	258,176
Hurco	3,767	98,695
IES Holdings *	14,369	214,817
IHS Markit *	16,260	598,206
InnerWorkings *	17,700	155,937
Insperity	3,200	240,640
Insteel Industries	4,200	112,980
Interface, Cl A	1,500	23,775
Johnson Controls International	26,158	1,054,675
Kadant	8,109	418,830
Kansas City Southern	7,312	641,701
Kelly Services, Cl A	7,300	136,729
Knoll	800	17,312
L-3 Communications Holdings, Cl 3	1,991	272,648
Layne Christensen * (A)	25,111	215,201
LB Foster, Cl A	4,800	59,520
Leidos Holdings	1,675	69,630
Lockheed Martin	1,900	468,122
LSI Industries	26,496	227,866
Lydall *	3,600	168,300
Mueller Industries	3,401	103,016
Mueller Water Products, Cl A	3,400	41,888
MYR Group *	14,088	420,386
NCI Building Systems *	17,300	249,120
Nielsen Holdings	35,788	1,611,176
NN	9,119	160,950
Norfolk Southern	7,200	669,600
Northrop Grumman	1,600	366,400
NV5 Global *	11,668	333,705

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Industrials (continued)
On Assignment *	3,642	$125,321
PAM Transportation Services *	200	3,940
Park-Ohio Holdings	7,500	239,625
Patrick Industries *	7,140	409,479
Ply Gem Holdings *	12,440	170,428
Quad	11,600	275,616
Raytheon	2,622	358,191
RBC Bearings *	2,094	149,407
Roadrunner Transportation Systems *	4,700	35,720
Roper Technologies	1,533	265,684
Saia *	6,500	231,725
SkyWest	15,110	455,567
SPX FLOW *	11,110	278,750
Stanley Black & Decker	1,900	216,296
Stericycle *	14,617	1,170,676
Supreme Industries, Cl A	4,000	48,760
Tennant	1,996	125,648
Tetra Tech	12,872	494,928
Timken	6,372	210,595
Triumph Group	12,700	300,990
TrueBlue *	11,200	196,000
Union Pacific	5,784	510,033
United Continental Holdings *	2,500	140,575
United Parcel Service, Cl B	9,078	978,245
United Technologies	13,264	1,355,581
Universal Forest Products	1,000	85,990
Universal Logistics Holdings	11,800	146,910
Vectrus *	10,627	178,215
Verisk Analytics, Cl A *	7,700	627,935
Viad	400	16,600
Wabash National *	34,500	388,125
WABCO Holdings *	4,090	402,701
Waste Management	7,000	459,620
Watsco	1,068	146,626
Werner Enterprises	23,000	553,150
West	1,600	31,552
WW Grainger	824	171,491
Xylem	10,300	497,799
YRC Worldwide *	1,500	13,320

		43,377,176

Information Technology — 9.6%
Activision Blizzard	8,500	366,945

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Information Technology (continued)
Adobe Systems *	10,114	$1,087,356
Advanced Energy Industries *	17,700	844,290
Akamai Technologies *	14,700	1,021,209
Alphabet, Cl A *	10,616	8,597,898
Alphabet, Cl C *	968	759,435
Amber Road * (A)	31,283	298,127
Amkor Technology *	1,800	16,686
Amphenol, Cl A	11,575	763,140
Apigee *	17,359	301,179
Apple	40,385	4,585,313
Applied Materials	35,500	1,032,340
ARRIS International *	3,525	97,924
Arrow Electronics *	5,300	323,936
Aspen Technology *	5,104	251,321
Autobytel *	27,151	443,919
Automatic Data Processing	8,130	707,798
Avid Technology *	15,000	98,550
AXT *	34,818	179,313
Bankrate *	28,200	219,960
Barracuda Networks *	8,700	202,884
Bel Fuse, Cl B	7,700	183,645
Black Box	7,300	83,950
Blucora *	36,900	490,770
Brightcove *	1,700	18,955
Broadcom	5,500	936,540
CA	9,100	279,734
Cardtronics *	3,000	150,000
CEVA *	9,318	280,006
Ciena *	1,900	36,822
Cirrus Logic *	300	16,194
Cisco Systems	46,247	1,418,858
ClearOne	10,900	118,265
CommVault Systems *	700	37,450
Convergys	9,800	286,160
Corning	30,300	688,113
Cray *	1,700	35,360
Cree *	29,900	666,770
CSRA	27,015	677,806
Cypress Semiconductor	29,685	295,959
Datalink *	19,900	188,652
Dell Technologies — VMware Inc, Cl V *	854	41,923
DHI Group *	42,600	242,820

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Information Technology (continued)
DSP Group *	1,900	$20,710
EarthLink Holdings	30,300	173,316
eBay *	5,326	151,844
EchoStar, Cl A *	44,854	2,096,476
Electro Scientific Industries *	5,000	25,900
Electronic Arts *	10,773	845,896
Endurance International Group Holdings *	11,900	87,465
ePlus *	4,301	393,757
EVERTEC	5,300	80,295
Everyday Health *	20,400	214,200
Evolving Systems	10,854	46,129
Exa *	15,318	214,452
Extreme Networks *	26,800	112,828
Facebook, Cl A *	33,357	4,369,433
Fidelity National Information Services	6,200	458,304
Fiserv *	2,600	256,048
Five9 *	26,483	379,237
FLIR Systems	4,300	141,556
FormFactor *	22,342	200,520
Gigamon *	2,200	121,660
GigPeak * (A)	111,845	265,073
Gridsum Holding ADR	15,596	219,436
GTT Communications *	13,391	301,297
Hackett Group	37,552	605,338
Harris	5,960	531,692
Hewlett Packard Enterprise	33,284	747,892
HP	33,284	482,285
IAC	4,780	308,023
II-VI *	800	22,240
Impinj * (A)	7,543	186,237
Information Services Group *	41,900	165,505
Intel	49,821	1,737,258
InterDigital	200	14,130
International Business Machines	2,500	384,225
Itron *	12,000	646,800
IXYS	11,100	117,660
Jabil Circuit	40,500	864,270
Juniper Networks	48,000	1,264,320
Key Tronic *	9,600	74,112
Kulicke & Soffa Industries *	10,300	136,372
Lumentum Holdings *	2,900	97,440

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Information Technology (continued)
Luxoft Holding, Cl A *	700	$37,100
Mastercard, Cl A	46,395	4,965,193
MaxLinear, Cl A *	33,100	619,301
MeetMe *	4,000	19,560
Mentor Graphics	7,884	227,848
Mesa Laboratories	1,646	207,791
Methode Electronics	5,100	159,120
Microchip Technology	8,475	513,161
Microsoft	22,889	1,371,509
MicroStrategy, Cl A *	600	116,886
MKS Instruments	6,023	303,860
Model N *	16,059	165,408
MoneyGram International *	17,200	120,572
Motorola Solutions	9,128	662,510
NCI, Cl A	14,360	168,730
NCR *	38,621	1,353,666
NETGEAR *	6,100	308,050
Nuance Communications *	37,500	525,750
NVIDIA	18,707	1,331,190
ON Semiconductor *	28,400	331,428
Oracle	86,475	3,322,369
Palo Alto Networks *	11,604	1,785,043
Park City Group * (A)	21,593	283,948
Paychex	13,831	763,471
PayPal Holdings *	3,826	159,391
PC Connection	12,300	285,483
PCM *	12,600	267,120
PDF Solutions *	15,211	300,417
Photronics *	31,785	308,315
Planet Payment * (A)	57,254	199,817
Plexus *	7,877	360,845
Power Integrations	200	12,890
PRGX Global *	20,700	94,185
Progress Software	14,033	377,628
PTC *	14,780	701,163
QAD, Cl A	7,885	189,634
QUALCOMM	4,021	276,323
Radisys *	50,720	211,502
Reis	7,475	146,884
RetailMeNot *	15,100	136,655
Rubicon Project *	31,700	242,822
Rudolph Technologies *	7,400	133,940

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Information Technology (continued)
salesforce.com *	26,816	$2,015,491
Sanmina *	2,800	77,420
ScanSource *	3,800	133,000
Science Applications International	7,889	543,631
Semtech *	7,100	171,820
Shopify, Cl A *	5,189	215,084
ShoreTel *	21,847	145,283
Sonus Networks *	12,300	71,217
Spok Holdings	2,300	41,515
Sykes Enterprises *	1,100	29,414
Synaptics *	2,500	130,300
Synchronoss Technologies *	4,900	179,879
Telenav *	30,975	168,814
TeleTech Holdings	3,283	92,252
Teradata *	53,100	1,431,576
Tessera Technologies	300	11,130
TiVo *	2,100	41,685
Total System Services	13,440	670,387
Travelport Worldwide	11,300	159,556
TTM Technologies *	20,500	269,575
Unisys * (A)	32,300	337,535
USA Technologies * (A)	64,798	291,591
VASCO Data Security International *	7,992	109,890
VeriFone Systems *	10,423	161,348
Verint Systems *	14,650	527,400
VeriSign *	1,393	117,040
Versum Materials *	2,059	46,739
Visa, Cl A	23,116	1,907,301
Vishay Intertechnology	5,900	83,190
Vishay Precision Group *	11,400	178,980
Wayside Technology Group	5,374	94,045
Web.com Group *	32,377	521,270
Wix.com *	2,300	92,000
Xactly *	18,713	241,398
XO Group *	7,625	140,300
Zendesk *	800	21,032
Zix *	38,300	155,881

		84,630,353

Materials — 2.1%
AdvanSix *	209	3,336
Air Products & Chemicals	4,118	549,423
American Vanguard	15,954	242,501

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Materials (continued)
Avery Dennison	1,600	$111,664
Balchem	1,061	80,530
Ball	3,555	273,984
Berry Plastics Group *	2,400	105,000
Cabot	2,300	119,922
CF Industries Holdings	55,330	1,328,473
Chemours	29,033	477,012
Clearwater Paper *	1,600	84,960
Commercial Metals	6,900	108,399
Core Molding Technologies *	8,400	146,328
Crown Holdings *	2,400	130,200
Ecolab	3,284	374,934
EI du Pont de Nemours	8,668	596,272
Ferro *	20,083	260,276
FMC	25,310	1,186,786
GCP Applied Technologies *	600	15,510
Headwaters *	12,200	200,080
Huntsman	37,000	627,150
Innophos Holdings	4,400	201,696
International Flavors & Fragrances	4,173	545,745
International Paper	4,700	211,641
Kaiser Aluminum	2,761	200,145
KapStone Paper and Packaging	15,075	273,460
LSB Industries * (A)	16,472	87,137
Martin Marietta Materials	1,100	203,918
Materion	8,659	262,367
Minerals Technologies	3,100	208,320
Monsanto	4,995	503,346
Mosaic	16,800	395,304
Nucor	3,700	180,745
Olympic Steel	4,200	96,978
OMNOVA Solutions *	30,900	234,840
Packaging Corp of America	2,500	206,250
PH Glatfelter	10,600	235,532
PPG Industries	3,294	306,770
Praxair	4,032	471,986
Rayonier Advanced Materials (A)	11,100	143,523
Real Industry *	23,368	125,019
RPM International	2,400	114,096
Ryerson Holding *	3,000	30,750
Sealed Air	7,800	355,914
Sensient Technologies	8,690	647,492

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Materials (continued)
Sherwin-Williams	9,331	$2,284,789
Trinseo	19,200	1,007,040
United States Steel (A)	31,000	599,540
US Concrete *	6,039	301,346
Vulcan Materials	4,550	515,060
WR Grace	8,910	596,613

		18,570,102

Real Estate — 1.4%
Acadia Realty Trust ‡	10,433	351,488
Alexander’s ‡	90	34,584
Altisource Portfolio Solutions *	1,700	43,775
American Tower, Cl A ‡	3,200	375,008
Armada Hoffler Properties ‡	3,000	40,290
Ashford Hospitality Prime ‡	6,500	84,240
AvalonBay Communities ‡	1,739	297,682
Boston Properties ‡	1,909	229,996
Camden Property Trust ‡	2,323	189,185
CareTrust	7,000	98,560
CBL & Associates Properties ‡	10,100	108,070
CorEnergy Infrastructure Trust ‡	6,080	164,646
CoreSite Realty ‡	10,502	774,417
Crown Castle International ‡	4,021	365,871
Duke Realty ‡	15,040	393,296
DuPont Fabros Technology ‡	2,300	93,863
Education Realty Trust ‡	6,484	276,154
Equinix ‡	1,241	443,384
Equity Commonwealth ‡ *	23,575	712,201
First Industrial Realty Trust	6,200	163,742
Getty Realty ‡	5,631	127,993
Gladstone Commercial ‡	9,400	167,790
Healthcare Realty Trust ‡	4,222	134,640
Hudson Pacific Properties ‡	10,014	336,671
Iron Mountain ‡	2,900	97,817
Kimco Realty ‡	19,700	524,217
Mid-America Apartment Communities ‡	5,190	481,372
National Storage Affiliates Trust ‡	13,788	269,969
One Liberty Properties ‡	4,800	113,088
Pennsylvania Real Estate Investment Trust ‡	13,800	269,238
QTS Realty Trust, Cl A ‡	4,273	196,387
Rexford Industrial Realty ‡	14,810	311,899

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Real Estate (continued)
RLJ Lodging Trust ‡	1,600	$31,552
Ryman Hospitality Properties ‡	14,548	733,510
Sabra Health Care ‡	12,526	291,856
Saul Centers ‡	400	24,192
Seritage Growth Properties ‡ (A)	3,062	139,474
Simon Property Group ‡	3,346	622,222
Summit Hotel Properties ‡	47,000	610,530
Sun Communities	5,811	447,040
VEREIT ‡	100,727	946,834
Vornado Realty Trust ‡	4,625	429,108

		12,547,851

Telecommunication Services — 1.6%
AT&T	71,556	2,632,545
Boingo Wireless *	26,216	254,820
Fairpoint Communications *	6,800	106,080
IDT, Cl B	4,886	87,411
Inteliquent	23,800	399,602
Iridium Communications * (A)	26,400	215,160
Level 3 Communications *	54,116	3,038,613
magicJack VocalTec * (A)	16,200	99,630
SBA Communications, Cl A *	1,800	203,904
T-Mobile US *	47,633	2,368,789
Verizon Communications	88,340	4,249,154

		13,655,708

Utilities — 1.3%
Alliant Energy	13,028	495,715
Ameren	2,547	127,223
American Electric Power	7,537	488,699
American Water Works	9,275	686,721
Avangrid	10,500	413,805
Avista	3,612	149,537
Black Hills	3,496	216,228
Chesapeake Utilities	4,822	308,849
CMS Energy	3,900	164,385
Dominion Resources	9,100	684,320
DTE Energy	7,229	694,056
Duke Energy	10,176	814,283
Edison International	2,000	146,960
Entergy	1,757	129,456
Eversource Energy	1,900	104,614
Exelon	3,585	122,141

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Utilities (continued)
Gas Natural	5,100	$62,985
IDACORP	2,384	186,882
NiSource	33,750	785,025
Northwest Natural Gas	2,328	136,886
NorthWestern	1,991	114,582
PG&E	1,607	99,827
PNM Resources	7,380	242,433
Portland General Electric	8,521	371,856
PPL	3,100	106,454
Public Service Enterprise Group	3,900	164,112
SCANA	5,052	370,615
South Jersey Industries	5,092	150,978
Southern	7,987	411,890
Spire	15,326	962,473
WEC Energy Group	11,966	714,609
Xcel Energy	11,234	466,773

		11,095,372

		398,254,915

Total Common Stock (Cost $735,059,843)		823,504,859

REGISTERED INVESTMENT COMPANIES — 3.3%
CLOSED-END FUND — 0.0%
FII BTG Pactual Corporate Office Fund ‡	191	5,805

OPEN-END FUND — 3.3%
Oakmark International Small Cap Fund, Cl I	1,988,945	28,819,819

Total Registered Investment Companies (Cost $26,690,427)		28,825,624

PREFERRED STOCK (C) — 0.7%
BRAZIL — 0.3%
Banco do Estado do Rio Grande do Sul	84,200	363,495
Bradespar	56,300	228,234
Braskem	25,093	222,787
Centrais Eletricas Brasileiras *	10,800	92,368
Centrais Eletricas Santa Catarina	3,600	15,643

PREFERRED STOCK (C) — continued
	Shares	Value

BRAZIL (continued)
Cia Brasileira de Distribuicao	100	$1,913
Cia de Saneamento do Parana	30,300	91,413
Cia Energetica de Minas Gerais	56,768	173,399
Cia Paranaense de Energia	7,000	80,373
Eucatex Industria e Comercio	3,300	3,060
Gerdau	79,962	276,560
Itausa — Investimentos Itau	47,729	140,854
Marcopolo*	115,000	119,251
Petroleo Brasileiro*	46,500	257,702
Suzano Papel e Celulose, Cl A	11,183	39,414
Telefonica Brasil	37,072	534,362
Unipar Carbocloro	8,040	16,876
Vale, Cl A *	9,000	58,308

		2,716,012

CHILE — 0.0%
Embotelladora Andina, Cl B	23,882	95,770

COLOMBIA — 0.0%
Banco Davivienda	35,565	361,945

GERMANY — 0.2%
Henkel & KGaA	6,422	824,120
Porsche Automobil Holding	1,066	57,486
Sartorius	4,092	321,493
Volkswagen	562	77,241

		1,280,340

SOUTH AFRICA — 0.0%
Absa Bank	257	14,867

SOUTH KOREA — 0.2%
Hyundai Motor	6,800	597,247
LG Chemical	358	56,316
LG Household & Health Care	189	78,623
Samsung Electronics	929	1,069,253

		1,801,439

Total Preferred Stock (Cost $5,150,037)		6,270,373

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2016

RIGHTS* — 0.0%
	Number of Rights/ Shares	Value

Banco Santander ‡‡	302,053	$16,911
Exor Spa, Expires 11/11/16	3,879	—
Ferrovial ‡‡	67,114	28,733
Synergetics, Expires 10/15/18	33,700	—

Total Rights (Cost $—)		45,644

SHORT-TERM INVESTMENTS (D)(E) — 1.8%
BlackRock Liquidity Funds FedFund Portfolio, Cl I, 0.290%	15,617,666	15,617,666

Total Short-Term Investments (Cost $15,617,666)		15,617,666

Total Investments — 98.8% (Cost $782,517,973)		$874,264,166

A list of the outstanding forward foreign currency contracts held by the Fund at October 31, 2016, is as follows:

Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
11/15/16	EUR	8,926,600	USD	9,993,864	$188,774
11/15/16	USD	931,493	AUD	1,227,700	2,048
11/15/16	AUD	1,227,700	USD	941,208	7,667
1/4/17	USD	91,886	CHF	88,900	(1,684)
1/4/17-3/15/17	CHF	2,202,100	USD	2,291,129	48,013
1/9/17	GBP	1,460,500	USD	1,863,291	72,468
1/9/17	USD	131,454	GBP	105,900	(1,604)
2/1/2017	AUD	1,282,400	USD	970,790	(2,497)

					$313,185

A list of the counterparties for the forward foreign currency contracts held by the Fund at October 31, 2016, is as follows:

Counterparty	Currency to Deliver	Currency to Receive	Unrealized Appreciation
State Street	$(16,900,692)	$17,213,877	$313,185

For the year ended October 31, 2016, the total amount of all open forward foreign currency contracts, as presented in the tables above, is representative of the volume of activity for this derivative type during the year.

Percentages are based on net assets of $885,019,684.

*	Non-income producing security.
‡	Real Estate Investment Trust
‡‡	Expiration date unavailable.
(A)	This security or a partial position of this security is on loan at October 31, 2016. The total value of securities on loan at October 31, 2016 was $14,698,212.

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.”
(C)	Interest rate unavailable.
(D)	The rate reported is the 7-day effective yield as of October 31, 2016.
(E)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of October 31, 2016 was $15,617,666.

ADR — American Depositary Receipt

AUD — Australian Dollar

CHF — Swiss Franc

Cl — Class

EUR — Euro

GBP — British Pound

GDR — Global Depositary Receipt

LP — Limited Partnership

NVDR — Non-Voting Depositary Receipt

PLC — Public Limited Company

Ser — Series

USD — United States Dollar

The following is a list of the inputs used as of October 31, 2016, in valuing the Fund’s investments and other financial instruments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Argentina	$619,042	$—	$—	$619,042
Australia	18,062,022	—	—	18,062,022
Austria	2,472,277	—	—	2,472,277
Belgium	4,326,442	—	—	4,326,442
Bermuda	245,700	—	—	245,700
Brazil	10,445,249	—	—	10,445,249
Canada	20,032,137	—	—	20,032,137
Chile	1,654,751	—	—	1,654,751
China	38,897,415	—	—	38,897,415
Colombia	246,150	—	—	246,150
Czech Republic	266,678	—	—	266,678
Denmark	4,148,858	—	—	4,148,858
Egypt	144,384	—	—	144,384
Finland	3,738,740	—	—	3,738,740
France	21,496,703	—	—	21,496,703
Germany	20,452,533	—	—	20,452,533
Greece	1,556,894	—	—	1,556,894
Hong Kong	14,300,806	—	—	14,300,806
Hungary	—	313,716	—	313,716
India	—	8,772,092	—	8,772,092
Indonesia	4,250,051	—	—	4,250,051
Ireland	7,418,630	—	—	7,418,630
Israel	1,994,971	—	—	1,994,971
Italy	11,087,252	—	—	11,087,252
Japan	37,464,725	—	—	37,464,725
Jersey	369,383	—	—	369,383
Malaysia	4,754,776	—	—	4,754,776
Mexico	5,463,263	—	—	5,463,263
Netherlands	17,677,172	—	—	17,677,172
New Zealand	1,308,278	—	—	1,308,278
Norway	3,535,790	—	—	3,535,790

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2016

Investments in Securities	Level 1	Level 2	Level 3	Total
Panama	$1,482,597	$—	$—	$1,482,597
Peru	240,877	—	—	240,877
Philippines	1,162,565	—	—	1,162,565
Poland	2,831,004	—	—	2,831,004
Portugal	1,336,035	—	—	1,336,035
Puerto Rico	358,906	—	—	358,906
Russia	6,206,290	—	—	6,206,290
Singapore	—	3,876,748	—	3,876,748
South Africa	6,876,947	—	—	6,876,947
South Korea	25,128,033	—	—	25,128,033
Spain	12,461,352	—	—	12,461,352
Sweden	6,997,074	—	—	6,997,074
Switzerland	27,354,610	—	—	27,354,610
Taiwan	12,883,718	—	—	12,883,718
Thailand	5,460,380	—	—	5,460,380
Turkey	4,042,752	—	—	4,042,752
United Arab Emirates	664,534	—	—	664,534
United Kingdom	38,368,642	—	—	38,368,642
United States	398,254,915	—	—	398,254,915

Total Common Stock	810,542,303	12,962,556	—	823,504,859

Registered Investment Companies	28,825,624	—	—	28,825,624
Preferred Stock	—	—	—	—
Brazil	2,716,012	—	—	2,716,012
Chile	95,770	—	—	95,770
Colombia	361,945	—	—	361,945
Germany	1,280,340	—	—	1,280,340
South Africa	—	14,867	—	14,867
South Korea	1,801,439	—	—	1,801,439

Total Preferred Stock	6,255,506	14,867	—	6,270,373

Rights	45,644	—	—	45,644
Short-Term Investments	15,617,666	—	—	15,617,666

Total Investments in Securities	$861,286,743	$12,977,423	$—	$874,264,166

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts *
Unrealized Appreciation	$—	$318,970	$—	$318,970
Unrealized Depreciation	—	(5,785)	—	(5,785)

Total Other Financial Instruments	$—	$313,185	$—	$313,185

* Forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 instruments at the beginning and/or end of the year in relation to net assets.

For the year ended October 31, 2016, there were transfers between Level 1 and Level 2 assets and liabilities. Changes in the classifications between Levels 1 and 2 occurred throughout the period when foreign equity securities were fair valued using other observable market based inputs provided by MarkIt in place of the closing exchange price due to market closures. As of October 31, 2016, securities with a total value of $271,683,508 transferred from Level 2 to Level 1 due to the application of the fair value provided by MarkIt. For the year ended October 31, 2016, there were transfers between Level 1 and Level 3 assets of $4,655 due to pricing restrictions removed by the Adviser. All transfers were considered to have occurred as of the end of the period.

For the year ended October 31, 2016, there were no Level 3 securities.

Amounts designated as $— are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS INCOME OPPORTUNITIES FUND
October 31, 2016

Sector Weightings (unaudited) †:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
REGISTERED INVESTMENT COMPANIES — 49.6%
	Shares	Value

OPEN-END FUNDS — 49.6%
AllianzGI Convertible Fund, Cl I	1,559,670	$46,696,511
PIMCO Emerging Local Bond Fund, Cl I	6,519,792	48,311,661

Total Registered Investment Companies (Cost $106,187,107)		95,008,172

COMMON STOCK — 24.8%
ENERGY — 23.6%
American Midstream Partners LP (A)	50,804	690,934
Arc Logistics Partners (A)	25,493	383,160
Archrock Partners (A)	71,700	1,034,631
Blueknight Energy Partners	14,340	83,889
Buckeye Partners LP (A)	29,138	1,880,567
Crestwood Equity Partners (A)	57,962	1,159,240
CrossAmerica Partners (A)	17,741	453,283
CSI Compressco (A)	27,021	279,667
DCP Midstream Partners LP (A)	57,810	1,927,963
Enbridge Energy Management *	176,445	4,308,787
Energy Transfer Partners LP (A)	107,102	3,746,428
EnLink Midstream Partners (A)	149,508	2,480,338
GasLog Partners LP (A)	6,948	142,434
Genesis Energy (A)	6,555	228,966
Global Partners LP (A)	29,030	457,222
Golar LNG Partners LP (A)	25,487	524,013
Hoegh LNG Partners LP (A)	6,782	120,720
Holly Energy Partners LP (A)	25,382	775,420
KNOT Offshore Partners LP (A)	14,535	284,886
Martin Midstream Partners LP (A)	74,288	1,452,330
Midcoast Energy Partners LP (A)	42,812	331,793

COMMON STOCK — continued
	Shares/ Face Amount(1)	Value

ENERGY (continued)
NGL Energy Partners LP (A)	114,461	$2,037,406
Northern Blizzard Resources	84,895	218,994
NuStar Energy LP (A)	71,481	3,373,188
ONEOK	51,710	2,504,315
Plains All American Pipeline LP (A)	6,900	209,484
Southcross Energy Partners LP (A)	17,951	26,029
Sprague Resources LP (A)	21,140	520,150
Summit Midstream Partners LP (A)	67,456	1,497,523
Sunoco (A)	48,216	1,373,674
Targa Resources	92,270	4,050,653
TC Pipelines LP (A)	31,264	1,630,730
Teekay LNG Partners LP (A)	49,580	733,784
Teekay Offshore Partners (A)	10,730	64,166
USA Compression Partners LP (A)	58,015	1,106,926
USD Partners (A)	9,740	127,107
Western Gas Partners LP (A)	1,385	76,383
Williams Partners	83,355	2,985,776

		45,282,959

FINANCIALS — 0.2%
Annaly Capital Management ‡	19,000	196,840
Oslo Bors VPS Holding	11,150	116,731

		313,571

UTILITIES — 1.0%
AmeriGas Partners LP (A)	10,700	510,925
Ferrellgas Partners LP (A)	40,200	350,946
Suburban Propane Partners LP (A)	33,930	1,092,207

		1,954,078

Total Common Stock (Cost $45,802,649)		47,550,608

CORPORATE OBLIGATIONS — 22.2%
CONSUMER DISCRETIONARY — 3.3%
Carlson Travel Holdings 7.500%, 08/15/19 (B)	525,000	511,875
Churchill Downs 5.375%, 12/15/21	450,000	465,750
Codere Finance 2 Luxembourg 9.000%, 06/30/21 (B)	277,571	285,204

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS INCOME OPPORTUNITIES FUND
October 31, 2016

CORPORATE OBLIGATIONS — continued
	Face Amount(1)	Value

CONSUMER DISCRETIONARY (continued)
Entertainment One 6.875%, 12/15/22 (B)	GBP 150,000	$198,289
Gala Electric Casinos 11.500%, 06/01/19 (B)	GBP 190,910	240,709
Gol LuxCo 9.500%, 07/20/21 (B)	76,000	66,500
Golden Nugget 8.500%, 12/01/21 (B)	650,000	682,500
MGM Resorts International 7.750%, 03/15/22	695,000	804,462
QVC 4.450%, 02/15/25	233,000	229,829
Servicios Corporativos Javer 9.875%, 04/06/21 (B)	337,000	350,480
Station Casinos 7.500%, 03/01/21	475,000	499,709
Univision Communications 5.125%, 02/15/25 (B)	675,000	676,688
Viking Cruises 8.500%, 10/15/22 (B)	725,000	732,250
William Hill 4.875%, 09/07/23	GBP 400,000	501,842

		6,246,087

CONSUMER STAPLES — 3.2%
Constellation Brands 4.250%, 05/01/23	425,000	449,522
Constellis Holdings 9.750%, 05/15/20 (B)	825,000	837,375
Hearthside Group Holdings 6.500%, 05/01/22 (B)	220,000	217,250
JBS USA 5.875%, 07/15/24 (B)	775,000	778,875
Kronos Acquisition Holdings 9.000%, 08/15/23 (B)	460,000	471,500
Post Holdings 5.000%, 08/15/26 (B)	420,000	407,400
Prime Security Services Borrower 9.250%, 05/15/23 (B)	755,000	802,187
Simmons Foods 7.875%, 10/01/21 (B)	955,000	962,163
Southern Graphics 8.375%, 10/15/20 (B)	825,000	825,000
TreeHouse Foods 6.000%, 02/15/24 (B)	437,000	469,338

		6,220,610

CORPORATE OBLIGATIONS — continued
	Face Amount(1)	Value

ENERGY — 3.8%
California Resources 5.500%, 09/15/21	457,000	$269,630
California Resources 8.000%, 12/15/22 (B)	326,000	220,050
Continental Resources 5.000%, 09/15/22	323,000	316,540
Denbury Resources 5.500%, 05/01/22	280,000	221,200
Energen 4.625%, 09/01/21	689,000	695,890
Ithaca Energy 8.125%, 07/01/19 (B)	900,000	850,500
MEG Energy 7.000%, 03/31/24 (B)	1,448,000	1,187,360
Murphy Oil 6.875%, 08/15/24	75,000	79,122
Murphy Oil 6.125%, 12/01/42	477,000	447,187
Murphy Oil 7.050%, 05/01/29	270,000	280,800
Northern Blizzard Resources 7.250%, 02/01/22 (B)	1,130,000	1,079,150
Oasis Petroleum 6.875%, 01/15/23	248,000	243,040
Teine Energy 6.875%, 09/30/22 (B)	699,000	711,232
Whiting Petroleum 5.750%, 03/15/21	795,000	737,363

		7,339,064

FINANCIALS — 1.0%
DFC Finance 12.000%, 06/16/20 (B)	585,733	357,297
Emma Delta Finance 12.000%, 10/15/17 (B)	EUR 1,000,000	1,169,109
Minerva Luxembourg 6.500%, 09/20/26 (B)	500,000	489,700

		2,016,106

HEALTH CARE — 3.4%
Acadia Healthcare 5.125%, 07/01/22	830,000	813,400
DaVita 5.000%, 05/01/25	575,000	554,875
Envision Healthcare 5.125%, 07/01/22 (B)	550,000	550,000
Halyard Health 6.250%, 10/15/22	725,000	742,219

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS INCOME OPPORTUNITIES FUND
October 31, 2016

CORPORATE OBLIGATIONS — continued
	Face Amount(1)	Value

HEALTH CARE (continued)
HCA 4.500%, 02/15/27	394,000	$389,075
HCA 4.750%, 05/01/23	407,000	423,789
Kindred Healthcare 6.375%, 04/15/22	800,000	740,504
LifePoint Health 5.375%, 05/01/24 (B)	750,000	745,350
Select Medical 6.375%, 06/01/21	590,000	582,625
Tenet Healthcare 4.500%, 04/01/21	895,000	895,000

		6,436,837

INDUSTRIALS — 4.7%
Actuant 5.625%, 06/15/22	670,000	690,937
American Airlines Group 6.125%, 06/01/18	400,000	415,500
ATS Automation Tooling Systems 6.500%, 06/15/23 (B)	640,000	662,400
CBC Ammo 7.250%, 11/15/21 (B)	509,000	495,003
DigitalGlobe 5.250%, 02/01/21 (B)	500,000	503,750
Engility 8.875%, 09/01/24 (B)	460,000	469,200
IHS Markit 5.000%, 11/01/22 (B)	550,000	581,625
Kissner Milling 7.250%, 06/01/19 (B)	800,000	824,000
Manitowoc Foodservice 9.500%, 02/15/24	725,000	832,844
MasTec 4.875%, 03/15/23	715,000	696,231
Moto Finance 6.375%, 09/01/20 (B)	GBP 400,000	509,235
Sensata Technologies BV 4.875%, 10/15/23 (B)	700,000	725,375
Techniplas 10.000%, 05/01/20 (B)	600,000	508,500
Titan International 6.875%, 10/01/20	705,000	676,800
United Continental Holdings 6.000%, 12/01/20	175,000	188,344
VRG Linhas Aereas 10.750%, 02/12/23 (B)	400,000	142,500

		8,922,244

CORPORATE OBLIGATIONS — continued
	Face Amount(1)	Value

INFORMATION TECHNOLOGY — 1.0%
CPI International 8.750%, 02/15/18	450,000	$456,750
Leidos 7.125%, 07/01/32	30,000	30,980
Microsemi 9.125%, 04/15/23 (B)	625,000	720,312
Qorvo 7.000%, 12/01/25	643,000	704,085
VeriSign 5.250%, 04/01/25	55,000	58,025

		1,970,152

MATERIALS — 1.0%
Ball 4.000%, 11/15/23	268,000	271,082
Crown Americas 4.500%, 01/15/23	675,000	691,875
LSB Industries —%, 08/01/19 (C)	662,000	615,660
Sealed Air 5.125%, 12/01/24 (B)	312,000	329,940

		1,908,557

REAL ESTATE — 0.2%
Iron Mountain US Holdings 5.375%, 06/01/26 (B)	295,000	297,950

TELECOMMUNICATION SERVICES — 0.6%
Virgin Media Finance 6.375%, 04/15/23 (B)	314,000	320,280
Virgin Media Finance 6.000%, 10/15/24 (B)	800,000	812,000

		1,132,280

Total Corporate Obligations (Cost $42,425,050)		42,489,887

SOVEREIGN DEBT — 0.6%
Hellenic Republic Government Bond 3.650%, 02/24/23 (C)	EUR 650,000	534,285
Mexican Bonos 6.500%, 06/10/21	12,300,000	665,107

Total Sovereign Debt (Cost $1,264,555)		1,199,392

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS INCOME OPPORTUNITIES FUND
October 31, 2016

LOAN PARTICIPATIONS — 0.6%
	Face Amount(1)/ Shares	Value

GOL LUXCO 6.500%, 08/31/20	550,000	$560,313
NARTC Bank Loan 11.500%, 07/13/20	300,000	297,750
9.000%, 01/13/20	173,794	172,056

Total Loan Participations (Cost $1,014,388)		1,030,119

CONVERTIBLE BONDS — 0.4%
Encore Capital Group 3.000%, 07/01/20	330,000	276,788
Pescanova 8.750%, 02/17/19 (D)(F)	EUR 400,000	30,737
5.125%, 04/20/17 (D)(F)	EUR 500,000	38,421
Titan Machinery 3.750%, 05/01/19	475,000	409,984

Total Convertible Bonds (Cost $867,912)		755,930

PREFERRED STOCK — 0.1%
UNITED STATES — 0.1% (E)
Teekay Offshore Partners (Cost $233,506)	9,950	211,836

Total Investments — 98.3% (Cost $197,795,167)		$188,245,944

A list of the open futures contracts held by the Fund at October 31, 2016, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation
BP Currency	(20)	Dec-2016	$123,695
Euro Future	(13)	Dec-2016	49,660

			$173,355

For the year ended October 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on net assets of $191,509,131.

*	Non-income producing security.
‡	Real Estate Investment Trust
(1)	In U.S. dollars unless otherwise indicated.
(A)	Security considered Master Limited Partnership. At October 31, 2016, these securities amounted to $33,084,623 or 17.3% of net assets.

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.”
(C)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on October 31, 2016. The coupon on a step bond changes on a specified date.
(D)	Security in default on interest payments.
(E)	Interest rate unavailable.
(F)	Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The fair value of such securities as of October 31, 2016 was $69,158 and represented 0.0% of net assets.

Cl — Class

EUR — Euro

GBP — British Pound Sterling

LP — Limited Partnership

The following is a list of the inputs used as of October 31, 2016, in valuing the Fund’s investments and other financial instruments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3‡	Total
Registered Investment Companies	$95,008,172	$—	$—	$95,008,172
Common Stock	47,550,608	—	—	47,550,608
Corporate Obligations	—	42,489,887	—	42,489,887
Sovereign Debt	—	1,199,392	—	1,199,392
Loan Participations	—	1,030,119	—	1,030,119
Convertible Bonds	—	686,772	69,158	755,930
Preferred Stock	211,836	—	—	211,836

Total Investments in Securities	$142,770,616	$45,406,170	$69,158	$188,245,944

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$173,355	$—	$—	$173,355

Total Other Financial Instruments	$173,355	$—	$—	$173,355

* Futures contracts are valued at the unrealized appreciation on the instrument.

‡ A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets.

For the year ended October 31, 2016, there were transfers between Level 2 and Level 3 assets. As of October 31, 2016, securities with a total value $69,158 were classified as Level 3 due to the securities not being publicly traded and therefore fair valued by management. All transfers were considered to have occurred as of the end of the year.

Amounts designated as $— are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2016

Sector Weightings (unaudited) †	Long	Short	Net
Registered Investment Companies	57.7%	(1.0)%	56.7%
U.S. Treasury Obligations	7.7	0.0	7.7
Industrials	3.8	(2.0)	1.8
Information Technology	3.2	(2.1)	1.1
Health Care	2.8	(2.1)	0.7
Consumer Staples	1.3	(0.8)	0.5
Materials	1.4	(1.0)	0.4
Energy	1.0	(0.9)	0.1
Financials	2.8	(2.7)	0.1
Rights	0.0	0.0	0.0
Purchased Options	0.0	0.0	0.0
Consumer Discretionary	3.8	(3.8)	0.0
Telecommunication Services	0.2	(0.2)	0.0
Warrants	0.0	0.0	0.0
Utilities	0.2	(0.3)	(0.1)
Real Estate	2.4	(2.6)	(0.2)
Written Options	0.0	(0.4)	(0.4)

Total			68.4
Other Assets and Liabilities, Net			31.6

			100.0%

† As a percentage of the Fund’s Net Assets.

SCHEDULE OF INVESTMENTS
REGISTERED INVESTMENT COMPANIES — 57.7%
	Shares	Value

EXCHANGE TRADED FUNDS — 10.1%
Financial Select Sector SPDR Fund (A)	62,300	$1,229,802
Industrial Select Sector SPDR Fund (A)	36,600	2,093,886
PowerShares S&P 500 Downside Hedged Portfolio	1,893,843	44,353,992
Technology Select Sector SPDR Fund (A)	34,500	1,635,990

		49,313,670

OPEN-END FUNDS — 47.6%
AQR Managed Futures Strategy HV Fund, Cl R6	4,470,018	44,566,084
AQR Multi Strategy Alternative Fund, Cl R6	3,991,626	38,878,433
AQR Style Premia Alternative Fund, Cl R6	4,883,775	48,984,261
ASG Managed Futures Strategy Fund, Cl Y	4,540,126	44,584,036
PIMCO All Asset All Authority Fund, Cl I	6,360,068	55,459,792

		232,472,606

Total Registered Investment Companies (Cost $305,114,407)		281,786,276

U.S. TREASURY OBLIGATIONS — 7.7%
	Face Amount/ Shares	Value

U.S. Treasury Bills 0.533%, 07/20/17 (B)(D)	$10,000,000	$9,960,640
0.405%, 01/05/17 (B)	9,000,000	8,995,689
U.S. Treasury Notes 1.500%, 08/15/26	19,100,000	18,529,980

Total U.S. Treasury Obligations (Cost $37,963,377)		37,486,309

COMMON STOCK — 22.6%
ARGENTINA — 0.1%
Ternium ADR (A)	14,302	341,961

AUSTRIA — 0.1%
Kapsch TrafficCom	2,571	115,010
Lenzing	952	123,997
RHI	4,421	111,332
S IMMO	9,492	101,906

		452,245

BELGIUM — 0.1%
Barco	1,020	80,171
D’ieteren	2,327	102,652
Orange Belgium	4,577	103,076

		285,899

BERMUDA — 0.1%
Assured Guaranty	14,300	427,427

BRAZIL — 0.1%
Cosan, Cl A	33,040	294,056

CANADA — 0.6%
AGF Management, Cl B	18,200	69,337
Aimia	25,800	139,454
Air Canada, Cl B *	41,100	387,620
Canfor Pulp Products	8,400	63,503
Capital Power	16,400	252,486
Cascades	8,200	77,335
CI Financial	10,500	193,201
Equitable Group	1,700	66,971
Gluskin Sheff + Associates	6,100	73,175
Home Capital Group, Cl B	17,600	348,378
Industrial Alliance Insurance & Financial Services	9,200	356,257

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

CANADA (continued)
Lucara Diamond	68,200	$192,707
Magna International	8,600	353,092
MDC Partners, Cl A	400	3,380
Medical Facilities	4,700	76,669
Power Financial	2,700	63,811
Rogers Sugar	10,800	50,566
WestJet Airlines	17,100	279,837
Wi-LAN	9,000	12,883

		3,060,662

CHILE — 0.0%
Inversiones La Construccion	5,407	66,110

CHINA — 0.6%
Agile Group Holdings (A)	226,000	125,595
Baoye Group, Cl H (A)	18,000	13,926
Baozun ADR *	10,600	140,344
BYD Electronic International (A)	37,000	29,197
CECEP COSTIN New Materials Group (A)	781,000	60,421
Changyou.com ADR *	4,900	129,605
China Cinda Asset Management, Cl H (A)	939,000	337,798
China Communications Services, Cl H (A)	272,000	161,680
China Distance Education Holdings ADR (A)	9,741	129,555
China Pioneer Pharma Holdings	16,000	5,158
Chongqing Rural Commercial Bank, Cl H (A)	407,000	244,025
Daqo New Energy ADR * (A)	10,441	236,071
Great Wall Motor, Cl H (A)	133,500	130,306
Industrial & Commercial Bank of China ADR (A)	3,280	39,131
JA Solar Holdings ADR * (A)	28,030	163,135
Shenzhen Expressway, Cl H (A)	210,667	211,603
Sinopharm Group, Cl H (A)	51,200	249,215
Tarena International ADR	15,400	248,710
Weiqiao Textile, Cl H	12,330	8,299
Xinyuan Real Estate ADR (A)	8,364	45,082

		2,708,856

COLOMBIA — 0.0%
Almacenes Exito	36,561	182,393

COMMON STOCK — continued
	Shares	Value

DENMARK — 0.1%
Alm Brand (A)	14,614	$109,996
Dfds (A)	4,328	209,189

		319,185

FINLAND — 0.1%
Atria, Cl A	10,472	114,957
Cramo	4,341	114,130
Ponsse Oy	2,141	53,493

		282,580

FRANCE — 0.0%
Flamel Technologies ADR *	4,274	46,159

GERMANY — 0.3%
Bijou Brigitte (A)	1,419	84,117
CENTROTEC Sustainable (A)	5,552	91,116
Cewe Stiftung & KGAA (A)	1,249	119,560
Grammer (A)	3,876	221,382
HeidelbergCement	829	78,428
Jenoptik (A)	6,380	109,397
Leoni (A)	6,419	243,703
PATRIZIA Immobilien * (A)	5,857	121,068
STADA Arzneimittel (A)	7,931	397,051
Surteco (A)	4,097	103,443

		1,569,265

GREECE — 0.0%
Aegean Marine Petroleum Network	12,900	110,940

HONG KONG — 0.9%
BAIC Motor, Cl H (A) (C)	127,626	133,788
Champion ‡ (A)	269,000	152,960
Changgang Dunxin Enterprise * (A)	586,000	28,712
China Aoyuan Property Group (A)	248,000	58,518
China High Speed Transmission Equipment Group (A)	282,000	292,707
Computime Group (A)	176,000	24,055
Consun Pharmaceutical Group (A)	27,000	15,771
CSI Properties (A)	2,240,000	80,871
Dickson Concepts International (A)	73,000	26,544
Emperor Entertainment Hotel (A)	410,000	99,387
Emperor International Holdings (A)	550,000	129,069
Fountain SET Holdings (A)	572,000	74,491
Geely Automobile Holdings (A)	355,000	366,189
Guangnan Holdings (A)	226,000	26,226

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

HONG KONG (continued)
Guangzhou Automobile Group, Cl H (A)	270,000	$326,553
Guangzhou R&F Properties (A)	155,259	219,409
Hop Fung Group Holdings (A)	652,000	67,255
IGG (A)	346,000	252,957
IT (A)	290,968	107,300
Ju Teng International Holdings (A)	236,000	74,857
Kerry Properties (A)	34,000	107,626
Kingboard Chemical Holdings (A)	85,500	253,009
Qingdao Port International, Cl H (A) (C)	127,000	77,456
Qingling Motors, Cl H (A)	216,000	66,842
Shanghai Industrial Holdings (A)	64,633	197,927
Sun Hung Kai	28,875	18,206
Sunlight ‡ (A)	127,000	78,602
Texhong Textile Group (A)	48,500	68,289
Tianjin Port Development Holdings (A)	344,000	52,783
Victory City International Holdings (A)	1,188,000	55,911
VST Holdings (A)	340,000	99,516
Xinyi Glass Holdings (A)	800,000	688,023
Yuexiu Transport Infrastructure (A)	14,000	9,604

		4,331,413

IRELAND — 0.0%
Endo International *	800	15,000

ISRAEL — 0.1%
ADO Group *	6,586	84,962
B Communications	2,537	56,172
Cellcom Israel *	14,113	106,575
El Al Israel Airlines	123,301	119,885
Orbotech *	2,078	56,937
Perion Network *	48,899	50,855
Shufersal	29,910	112,972
SodaStream International *	2,200	56,936

		645,294

ITALY — 0.0%
Aedes SIIQ ‡ *	41,122	15,651
Esprinet Spa * (A)	14,831	109,895
Italmobiliare (A)	1,731	82,108

		207,654

COMMON STOCK — continued
	Shares	Value

JAPAN — 1.0%
Ahresty (A)	11,100	$125,850
Cawachi (A)	4,500	115,987
Fields	2,800	34,042
Fukuda Denshi (A)	421	25,372
Geo Holdings (A)	9,500	120,754
Godo Steel (A)	5,900	103,575
GSI Creos (A)	74,200	81,367
G-Tekt (A)	6,400	121,629
H-One (A)	13,500	119,334
Imasen Electric Industrial (A)	9,700	86,113
Ishihara Sangyo Kaisha * (A)	2,800	21,306
Japan Asia Group (A)	28,600	103,633
J-Oil Mills (A)	2,600	92,600
Kaga Electronics (A)	6,935	101,509
Kamei (A)	12,200	116,567
Kasai Kogyo (A)	2,200	24,901
Kirindo Holdings (A)	2,400	17,988
KYORIN Holdings (A)	9,200	206,160
Medipal Holdings (A)	13,700	234,495
Mitsui Sugar (A)	3,800	85,769
Mixi (A)	15,500	571,255
Nichireki (A)	14,500	114,346
Nippon Beet Sugar Manufacturing (A)	4,400	85,844
Nippon Piston Ring (A)	4,700	71,573
Nippon Road (A)	27,000	110,966
Nittetsu Mining (A)	2,700	113,026
NuFlare Technology (A)	2,100	112,740
Okuwa (A)	8,000	83,913
Sansha Electric Manufacturing (A)	20,717	94,231
SBI Holdings (A)	10,700	127,539
Seikitokyu Kogyo (A)	19,900	96,018
Showa Shinku (A)	9,800	97,187
SK-Electronics (A)	9,800	95,972
Tabuchi Electric (A)	23,900	76,575
Taihei Dengyo Kaisha (A)	4,500	46,686
Taiho Kogyo, Cl A (A)	9,500	136,517
Toa (A)	6,200	130,716
TOA ROAD (A)	42,000	112,940
Togami Electric Manufacturing (A)	13,000	53,056
Tokai (A)	2,400	81,930
Topy Industries (A)	5,400	125,538
Tosei (A)	15,000	112,425

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

JAPAN (continued)
Toyo Kohan (A)	35,800	$107,533
West Holdings (A)	13,600	108,157
YAMABIKO (A)	11,000	109,088

		4,914,722

KUWAIT — 0.0%
Sungdo Engineering & Construction	18,365	77,119

MALAYSIA — 0.1%
AirAsia	526,200	347,455
George Kent Malaysia	51,900	30,682
Malaysian Pacific Industries	5,800	10,936
Padini Holdings	110,800	74,747
Tenaga Nasional	25,900	88,536

		552,356

MEXICO — 0.1%
America Movil ADR, Cl L (A)	22,073	290,039

NETHERLANDS — 0.0%
BE Semiconductor Industries	7,917	257,816

NORWAY — 0.0%
Awilco Drilling (A)	9,331	33,428
Kvaerner (A)	100,084	131,429
Norway Royal Salmon (A)	779	17,254

		182,111

PORTUGAL — 0.0%
Semapa-Sociedade de Investimento e Gestao	7,464	96,030

PUERTO RICO — 0.0%
Triple-S Management, Cl B * (A)	2,292	47,399

RUSSIA — 0.1%
LUKOIL PJSC ADR (A)	7,692	373,908

SINGAPORE — 0.3%
Ascendas Hospitality Trust ‡ (A)	115,500	61,434
Best World International (A)	113,500	119,109
China Yuchai International	6,102	67,976
Chip Eng Seng (A)	45,350	21,025
Cogent Holdings (A)	181,057	98,256
CSE Global (A)	30,500	8,988

COMMON STOCK — continued
	Shares	Value

SINGAPORE (continued)
Hong Leong Asia (A)	67,900	$33,675
Jardine Cycle & Carriage (A)	12,500	379,335
k1 Ventures (A)	135,160	98,607
Lippo Malls Indonesia Retail Trust ‡ (A)	244,400	68,511
QAF (A)	87,600	77,762
Sino Grandness Food Industry Group (A)	507,800	124,099
Soilbuild Business Space ‡ (A)	138,700	67,294
UMS Holdings (A)	47,000	20,945
Venture (A)	14,718	100,500

		1,347,516

SOUTH KOREA — 1.0%
Bluecom	15,465	172,321
Chungdahm Learning	2,682	54,847
Daeduck GDS	8,950	93,078
Daehan Steel	19,427	158,065
Daou Technology	2,213	40,034
Display Tech	20,869	72,588
DK UIL	6,506	61,975
DongKook Pharmaceutical	3,572	163,889
DY POWER	12,305	68,824
e-LITECOM	9,082	77,148
Eugene Technology	10,867	184,718
Fine Semitech	2,334	7,669
Hanwha	19,738	644,277
Hitejinro Holdings	6,693	69,898
Humax	5,114	65,252
Huons Global	3,870	145,601
Hyosung	340	39,816
Hyundai Engineering Plastics	7,276	57,420
Hyundai Hy Communications & Network	5,981	19,340
Jahwa Electronics	12,662	161,007
Kia Motors	10,423	370,737
KM	21,393	105,446
Korea Electric Power	8,078	347,688
Korea United Pharm	4,211	61,826
Korean Drug	6,688	31,621
KT	1,900	53,633
Kyungdong Pharm	1,829	28,692
LS	5,600	268,683
Mhethanol	13,671	92,833

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

SOUTH KOREA (continued)
Moorim Paper *	22,135	$53,681
Namyang Dairy Products	183	107,793
NICE Total Cash Management	34,356	167,539
Samjin Pharmaceutical	7,202	198,893
Samkee Automotive	26,621	84,568
SeAH Steel	454	27,655
Sejoong	20,849	78,349
Seoyon	10,902	105,757
SK Holdings	1,846	360,569
Tongyang Life Insurance	7,467	78,308
Visang Education	8,071	106,156

		5,088,194

SWEDEN — 0.1%
B&B Tools, Cl B (A)	4,746	105,617
KappAhl (A)	19,744	102,959
Klovern, Cl B (A)	100,859	106,362
New Wave Group, Cl B (A)	9,300	51,483
Nobina (A) (C)	14,919	99,932
Rottneros (A)	122,140	107,506

		573,859

SWITZERLAND — 0.0%
Feintool International Holding	317	36,904
Gurit Holding	131	110,937
Orior	1,291	104,371

		252,212

TAIWAN — 0.0%
Silicon Motion Technology ADR (A)	4,115	167,110

THAILAND — 0.1%
Fabrinet *	7,993	303,414

UNITED KINGDOM — 0.2%
Amarin ADR *	21,300	66,456
Ensco, Cl A	23,800	186,116
Innospec	500	30,125
Stolt-Nielsen (A)	8,244	101,275
Subsea 7 (A)	39,578	444,048

		828,020

UNITED STATES — 16.4%
Consumer Discretionary — 2.6%
American Axle & Manufacturing Holdings * (A)	9,497	170,186

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Consumer Discretionary (continued)
Ascena Retail Group *	15,700	$76,773
At Home Group *	11,500	128,800
Beazer Homes USA *	14,200	145,266
Best Buy	1,100	42,801
Biglari Holdings *	200	87,636
BorgWarner	2,400	86,016
Bridgepoint Education *	13,926	94,140
Capella Education	1,600	116,960
Carrols Restaurant Group * (A)	18,305	228,812
Cooper-Standard Holding *	2,100	191,667
Del Frisco’s Restaurant Group *	4,100	58,630
Del Taco Restaurants *	22,000	295,020
Delta Apparel *	15,038	248,127
Domino’s Pizza	3,600	609,264
Eldorado Resorts * (A)	19,906	240,863
Entercom Communications, Cl A (A)	26,782	353,522
Express *	4,300	51,686
Francesca’s Holdings *	15,100	242,657
Gannett (A)	3,215	24,981
Gap	300	8,277
GNC Holdings, Cl A	4,100	55,063
H&R Block	15,300	351,441
Habit Restaurants, Cl A *	30,900	437,235
Harman International Industries	600	47,826
Home Depot	800	97,608
Horizon Global * (A)	19,061	381,982
Jack in the Box	1,300	121,849
JAKKS Pacific * (A)	7,585	50,819
K12 *	7,000	75,880
La-Z-Boy, Cl Z	1,900	44,460
Lear	4,900	601,622
Lee Enterprises *	16,600	42,330
M/I Homes * (A)	14,327	308,174
Macy’s	2,300	83,927
Marcus (A)	3,943	104,489
MarineMax *	35,000	698,250
McClatchy, Cl A *	3,900	54,990
Modine Manufacturing * (A)	27,082	296,548
Nordstrom	4,800	249,600
Office Depot	47,300	148,995
Perry Ellis International * (A)	10,893	202,501
RCI Hospitality Holdings	13,408	155,667

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Consumer Discretionary (continued)
Red Robin Gourmet Burgers *	1,600	$73,600
Rent-A-Center, Cl A (A)	42,167	425,465
Rocky Brands	500	5,350
Ruby Tuesday *	6,100	18,117
Shake Shack, Cl A *	13,800	440,082
Staples	10,000	74,000
Starbucks	1,300	68,991
Stoneridge * (A)	27,630	409,477
Tailored Brands (A)	21,800	344,440
TEGNA	3,400	66,708
Tile Shop Holdings *	10,800	183,060
Tilly’s, Cl A *	35,953	333,644
Tower International (A)	844	18,315
Tuesday Morning *	28,800	142,560
Ulta Salon Cosmetics & Fragrance *	1,300	316,342
Viacom, Cl A	700	29,610
Viacom, Cl B	300	11,268
Vista Outdoor *	7,700	297,759
Williams-Sonoma	16,100	744,142
Winnebago Industries	7,812	220,689
ZAGG *	30,224	196,456
Zoe’s Kitchen *	2,600	58,942

		12,592,357

Consumer Staples — 0.8%
Bunge	3,700	229,437
Central Garden & Pet, Cl A * (A)	11,563	269,880
Craft Brew Alliance *	16,900	271,245
Flowers Foods	24,700	383,344
Ingles Markets, Cl A (A)	1,340	52,930
Medifast (A)	23,515	965,526
Natural Health Trends (A)	9,349	218,112
Nu Skin Enterprises, Cl A (A)	8,917	549,733
Omega Protein * (A)	25,062	558,883
Primo Water *	21,902	286,697

		3,785,787

Energy — 0.6%
Archrock (A)	25,584	296,774
Atwood Oceanics (A)	74,002	564,635
Clean Energy Fuels * (A)	32,536	133,723
Dawson Geophysical *	12,742	83,460

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Energy (continued)
DHT Holdings	31,600	$128,612
Euronav	39,516	310,201
Helix Energy Solutions Group * (A)	8,053	70,222
Matrix Service * (A)	4,425	78,322
McDermott International * (A)	21,857	112,345
Overseas Shipholding Group, Cl A	10,300	90,228
Pacific Ethanol *	17,786	132,506
Pioneer Energy Services *	31,553	112,013
Resolute Energy *	3,000	77,700
REX American Resources *	4,700	371,253
Seadrill Partners	78,741	256,696
TETRA Technologies * (A)	26,806	146,093

		2,964,783

Financials — 2.2%
Ambac Financial Group *	8,900	164,205
Arbor Realty Trust ‡ (A)	33,701	247,028
Ares Commercial Real Estate ‡	12,100	158,752
Banc of California (A)	12,164	161,781
Banner (A)	5,731	258,697
Berkshire Hills Bancorp (A)	9,937	293,638
Boston Private Financial Holdings (A)	13,157	173,015
Brookline Bancorp (A)	28,404	363,571
Century Bancorp, Cl A	2,417	109,611
Citigroup	700	34,405
County Bancorp	6,600	130,020
Crawford, Cl B (A)	9,884	111,195
Dime Community Bancshares (A)	18,347	297,222
Eastern Virginia Bankshares	7,600	62,700
Enterprise Financial Services (A)	4,926	163,051
EZCORP, Cl A *	7,900	77,025
Farmers National Banc	31,012	325,626
Federal Agricultural Mortgage, Cl C	3,900	159,237
First Busey (A)	12,672	292,850
First Defiance Financial (A)	7,895	311,695
First Merchants (A)	9,725	273,759
First of Long Island (A)	4,355	139,142
Franklin Financial Network * (A)	9,447	307,972
Genworth Financial, Cl A * (A)	107,962	446,963
Hanmi Financial	5,800	145,000
Health Insurance Innovations, Cl A *	11,000	61,600
HomeStreet * (A)	13,318	366,911

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Financials (continued)
Impac Mortgage Holdings *	4,400	$69,740
Independent Bank (A)	6,059	101,791
Independent Bank Group (A)	7,594	366,790
International. FCStone *	1,500	53,850
MainSource Financial Group (A)	4,400	109,824
Malvern Bancorp *	4,622	81,810
Marlin Business Services	1,300	22,750
Meta Financial Group (A)	5,701	417,598
Midland States Bancorp	7,200	183,816
MTGE Investment ‡	13,300	226,765
Nicholas Financial *	7,871	75,719
Old Second Bancorp	7,600	58,900
Oritani Financial (A)	9,176	143,604
Peapack Gladstone Financial	9,000	190,350
PennyMac Financial Services, Cl A * (A)	19,800	338,580
Preferred Bank (A)	9,238	350,305
Regional Management *	10,400	231,608
Sierra Bancorp	7,313	130,610
United Community Banks (A)	14,863	320,595
United Community Financial	17,300	127,155
Voya Financial	24,400	745,420
Walker & Dunlop * (A)	13,500	324,945
Waterstone Financial	8,700	147,465
Western Asset Mortgage Capital ‡	21,700	219,821

		10,676,482

Health Care — 2.2%
Acorda Therapeutics *	1,700	30,090
Alliance HealthCare Services * (A)	13,195	110,178
Almost Family * (A)	5,614	220,349
AMAG Pharmaceuticals * (A)	20,861	536,128
Amgen	2,000	282,320
AMN Healthcare Services * (A)	7,862	257,874
AngioDynamics *	4,500	71,730
Applied Genetic Technologies * (A)	25,495	182,289
Bovie Medical *	13,400	73,834
Cambrex * (A)	7,047	283,994
Cardiovascular Systems * (A)	14,500	339,735
Celldex Therapeutics *	9,000	28,350
Computer Programs & Systems	4,300	112,230
Emergent BioSolutions * (A)	1,019	27,228
Enanta Pharmaceuticals * (A)	12,855	302,349
Enzo Biochem *	39,129	238,687

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Health Care (continued)
Exactech * (A)	8,566	$206,869
FONAR *	16,300	295,845
Gilead Sciences (A)	15,346	1,129,926
Haemonetics *	6,500	217,165
Harvard Bioscience *	42,514	102,034
Healthways *	26,300	652,240
Heska *	2,564	126,662
ICU Medical * (A)	1,972	274,700
Intellia Therapeutics *	7,500	103,350
Kindred Healthcare	5,800	57,130
Lantheus Holdings * (A)	31,896	275,900
Luminex *	4,000	83,320
Masimo *	700	38,500
Merit Medical Systems * (A)	3,199	70,218
Myriad Genetics *	8,600	169,506
Orthofix International *	14,500	531,425
PDL BioPharma	43,100	138,782
PharMerica * (A)	9,470	225,386
Proteostasis Therapeutics *	5,000	35,600
QIAGEN *	9,100	221,858
Retrophin * (A)	1,402	26,428
Rigel Pharmaceuticals *	26,600	69,160
RTI Surgical * (A)	19,104	48,715
Sangamo BioSciences *	18,300	64,965
SciClone Pharmaceuticals * (A)	78,020	698,279
Teleflex	1,900	271,947
Threshold Pharmaceuticals * (A)	19,814	7,902
United Therapeutics * (A)	4,894	587,622
Vanda Pharmaceuticals * (A)	18,821	279,492
VCA *	1,400	86,044
Vocera Communications * (A)	16,272	299,405
WellCare Health Plans *	200	22,702

		10,516,442

Industrials — 2.4%
ACCO Brands * (A)	31,024	344,366
Aerovironment *	3,100	74,369
Alpha Pro Tech *	25,500	85,425
Argan (A)	13,300	756,105
Atkore International Group *	11,960	224,848
Babcock & Wilcox Enterprises *	8,300	130,642
Barnes Group	2,400	95,616
Brink’s	3,700	146,335
CBIZ *	19,500	215,475

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Industrials (continued)
Commercial Vehicle Group *	57,322	$260,242
CRA International (A)	10,282	320,181
Douglas Dynamics (A)	11,020	353,742
Ducommun *	14,286	272,005
Federal Signal (A)	5,558	68,252
Gibraltar Industries * (A)	9,431	366,866
Global Brass & Copper Holdings (A)	8,176	234,651
Goldfield *	22,100	60,775
Hardinge	15,001	145,510
Hawaiian Holdings *	14,100	634,853
HD Supply Holdings *	4,200	138,600
Heidrick & Struggles International (A)	14,041	259,759
Heritage-Crystal Clean *	5,300	69,430
InnerWorkings * (A)	30,500	268,705
Insperity	3,800	285,760
Kimball International, Cl B (A)	23,700	296,250
Knoll (A)	13,261	286,968
LB Foster, Cl A (A)	12,598	156,215
Lydall * (A)	4,399	205,653
ManpowerGroup	900	69,120
Matson	700	27,958
McGrath RentCorp	300	9,030
MYR Group * (A)	10,312	307,710
Navigant Consulting *	7,000	163,800
Northwest Pipe *	7,098	93,055
NV5 Global *	8,915	254,969
Patrick Industries * (A)	5,779	331,426
Ply Gem Holdings * (A)	14,575	199,678
Quad (A)	20,120	478,051
Quanex Building Products (A)	7,537	122,853
Raven Industries	10,200	218,790
Regal Beloit	2,400	141,840
Robert Half International	4,100	153,422
RPX * (A)	17,673	172,488
Spirit AeroSystems Holdings, Cl A	2,300	115,828
Sterling Construction *	16,400	119,392
Supreme Industries, Cl A	16,989	207,096
Titan International	6,500	66,235
UniFirst	300	36,750
United Rentals *	9,700	733,902
Universal Forest Products (A)	2,671	229,679
Vectrus *	7,600	127,452

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Industrials (continued)
Veritiv *	2,000	$107,900
VSE (A)	4,190	120,840
Wabash National * (A)	19,719	221,839
Willdan Group *	16,000	256,960

		11,845,661

Information Technology — 2.4%
8x8 * (A)	20,639	294,106
ADTRAN (A)	15,954	289,565
Advanced Energy Industries * (A)	14,001	667,848
Applied Materials	4,300	125,044
Applied Optoelectronics *	4,200	80,766
AudioCodes *	64,121	334,712
AXT *	51,765	266,590
Bazaarvoice *	11,600	56,840
Bel Fuse, Cl B	3,700	88,245
Black Box (A)	19,396	223,054
Brightcove * (A)	9,832	109,627
Brocade Communications Systems	6,900	73,140
Ceragon Networks *	50,585	130,003
Citrix Systems *	4,200	356,160
Cognizant Technology Solutions, Cl A *	4,300	220,805
Cohu	16,472	184,322
Computer Sciences	1,900	103,455
Control4 *	5,300	59,837
Daktronics	15,000	125,250
Datalink *	39,900	378,252
DHI Group * (A)	42,354	241,418
Digi International *	17,978	164,499
EarthLink Holdings (A)	33,872	193,748
EMCORE	16,953	111,042
Evolving Systems	21,700	92,225
Extreme Networks * (A)	79,827	336,072
FARO Technologies * (A)	6,456	216,599
Hackett Group (A)	19,688	317,370
HP (A)	12,796	185,414
IEC Electronics *	23,349	84,056
Internap * (A)	41,656	52,070
Intralinks Holdings *	15,700	143,969
Ituran Location and Control	8,170	217,322
Kulicke & Soffa Industries *	28,500	377,340
Limelight Networks *	67,011	119,280
Liquidity Services *	6,400	56,640

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Information Technology (continued)
Monotype Imaging Holdings	6,000	$114,600
NCI, Cl A	15,800	185,650
Novanta * (A)	12,936	225,733
PC Connection (A)	8,350	193,803
PCM *	36,800	780,160
RetailMeNot * (A)	19,756	178,792
Rocket Fuel * (A)	36,827	72,917
Rubicon Project *	29,500	225,970
Rudolph Technologies * (A)	5,769	104,419
Silver Spring Networks * (A)	11,908	167,426
Spok Holdings	4,600	83,030
Super Micro Computer *	3,800	90,060
Sykes Enterprises * (A)	13,898	371,632
Synopsys *	2,500	148,275
Teradyne	100	2,329
Total System Services	7,000	349,160
Travelzoo *	9,000	91,800
VeriFone Systems *	1,400	21,672
VeriSign *	3,800	319,276
Virtusa *	1,400	26,516
Web.com Group * (A)	20,127	324,045
Yirendai ADR * (A)	13,338	386,802
Zebra Technologies, Cl A *	300	19,752

		11,560,504

Materials — 0.9%
AK Steel Holding * (A)	46,335	240,942
Clearwater Paper *	600	31,860
Coeur Mining * (A)	21,628	241,801
Core Molding Technologies *	28,607	498,334
FutureFuel (A)	18,845	206,541
Hecla Mining (A)	41,089	246,123
Kaiser Aluminum	1,800	130,482
Koppers Holdings * (A)	10,989	359,890
Kraton * (A)	10,020	256,813
Mercer International (A)	21,374	168,855
Olympic Steel	15,800	364,822
OMNOVA Solutions *	24,500	186,200
Rayonier Advanced Materials (A)	28,826	372,720
Rentech *	19,300	46,513
Resolute Forest Products *	17,927	85,153
Ryerson Holding *	5,344	54,776
Schweitzer-Mauduit International	4,400	162,404

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Materials (continued)
SunCoke Energy	14,500	$148,045
Trinseo	7,800	409,110

		4,211,384

Real Estate — 2.3%
Altisource Portfolio Solutions *	699	17,999
Armada Hoffler Properties ‡ (A)	13,521	181,587
Ashford Hospitality Trust ‡ (A)	37,214	216,213
Care Capital Properties ‡	5,600	148,792
CareTrust	1,300	18,304
CBL & Associates Properties ‡ (A)	114,696	1,227,247
CorEnergy Infrastructure Trust ‡	5,104	138,216
CoreSite Realty ‡	9,900	730,026
Corporate Office Properties Trust ‡	500	13,345
DuPont Fabros Technology ‡	500	20,405
Empire State Realty Trust, Cl A ‡	38,500	753,445
First Industrial Realty Trust ‡	700	18,487
Forest City Realty Trust, Cl A ‡	34,607	747,165
General Growth Properties ‡	7,600	189,620
Gladstone Commercial ‡	600	10,710
Hudson Pacific Properties ‡	23,200	779,984
Independence Realty Trust ‡	6,800	56,644
Kilroy Realty ‡	2,400	172,392
Mack-Cali Realty ‡ (A)	6,539	167,922
Mid-America Apartment Communities ‡	3,500	324,625
National Storage Affiliates Trust ‡	13,400	262,372
New Senior Investment Group ‡	30,817	321,113
NexPoint Residential Trust ‡	9,400	175,216
Pennsylvania Real Estate Investment Trust ‡	37,900	739,429
RE/MAX Holdings, Cl A (A)	6,102	265,132
RMR Group	504	17,313
Ryman Hospitality Properties ‡	1,200	60,504
Select Income ‡	16,700	413,158
Seritage Growth Properties ‡	2,100	95,655
Simon Property Group ‡	4,100	762,436
SL Green Realty ‡	7,000	687,540
Summit Hotel Properties ‡	31,200	405,288
Taubman Centers ‡	10,200	739,092
UMH Properties ‡	12,308	149,173
Washington Prime Group ‡	25,004	262,292

		11,288,841

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2016

COMMON STOCK — continued
	Shares/ Number of Rights/ Number of Warrants	Value

UNITED STATES (continued)
Telecommunication Services — 0.0%
Fairpoint Communications *	1,600	$24,960
IDT, Cl B	1,200	21,468
magicJack VocalTec *	5,932	36,482

		82,910

Utilities — 0.0%
Chesapeake Utilities	2,100	134,505

		79,659,656

Total Common Stock (Cost $106,099,471)		110,358,580

RIGHTS* — 0.0%
Enquest PLC, Expires 11/19/16, Strike Price $0.23 (Cost $—)	98,796	4,837

WARRANT* — 0.0%
Atlas Mara, Expires 12/17/17, Strike Price $11.50 (Cost $334)	33,340	500

Total Investments — 88.0% (Cost $449,177,589)		$429,636,502

SCHEDULE OF SECURITIES SOLD SHORT
COMMON STOCK — (18.5)%
ARGENTINA — (0.1)%
Cresud SACIF y A ADR *	(8,042)	$(140,735)
Pampa Energia ADR *	(4,570)	(155,700)

		(296,435)

AUSTRIA — (0.0)%
ams	(2,543)	(71,313)

BELGIUM — (0.1)%
Ackermans & van Haaren	(1,133)	(157,397)
Cie d’Entreprises CFE	(651)	(71,714)
Tessenderlo Chemie	(2,087)	(69,601)

		(298,712)

BERMUDA — (0.0)%
Carnival Group International Holdings *	(120,000)	(14,235)

COMMON STOCK — continued
	Shares	Value

BERMUDA (continued)
Teekay	(8,100)	$(52,893)
Teekay Tankers, Cl A	(23,200)	(49,416)

		(116,544)

CANADA — (0.6)%
Asanko Gold *	(42,600)	(157,213)
Athabasca Oil *	(118,700)	(111,505)
Continental Gold *	(11,900)	(32,738)
Hydro One (C)	(2,400)	(43,784)
IAMGOLD *	(13,400)	(53,648)
IGM Financial	(7,400)	(198,613)
MDC Partners, Cl A	(23,337)	(197,198)
MEG Energy *	(88,400)	(360,507)
Northview Apartment ‡	(4,500)	(66,864)
Novagold Resources *	(128,460)	(642,300)
Onex	(3,600)	(232,861)
Painted Pony Petroleum *	(11,500)	(70,477)
Premier Gold Mines *	(62,300)	(130,982)
Pretium Resources *	(18,100)	(176,911)
ProMetic Life Sciences *	(42,165)	(88,649)
Seabridge Gold *	(3,100)	(33,836)
Westport Fuel Systems *	(74,618)	(115,658)

		(2,713,744)

CAYMAN ISLANDS — (0.0)%
Theravance Biopharma *	(8,703)	(218,706)

CHINA — (0.4)%
21Vianet Group ADR *	(45,539)	(332,890)
58.com ADR *	(862)	(36,075)
BeiGene ADR *	(1,660)	(55,178)
Bitauto Holdings ADR *	(4,073)	(103,984)
China Life Insurance, Cl H	(95,000)	(235,921)
China National Building Material, Cl H	(60,000)	(27,464)
China New Town Development *	(67,500)	(3,438)
China Oilfield Services, Cl H	(232,000)	(224,355)
CNinsure ADR *	(5,471)	(44,807)
Fang Holdings ADR *	(67,925)	(226,190)
Haichang Ocean Park Holdings * (C)	(1,456)	(310)
JD.com ADR *	(9,550)	(247,823)
Lianhua Supermarket Holdings, Cl H *	(93,000)	(37,893)
Renren ADR *	(27,246)	(53,402)
The9 ADR *	(2,426)	(3,906)
Tuniu ADR *	(13,814)	(124,188)
V1 Group *	(386,000)	(19,162)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

CHINA (continued)
Vipshop Holdings ADR *	(601)	$(8,216)

		(1,785,202)

FINLAND — (0.0)%
Caverion	(9,330)	(67,188)
Metsa Board	(25,512)	(146,611)

		(213,799)

FRANCE — (0.0)%
DBV Technologies ADR *	(2,350)	(80,676)

GERMANY — (0.3)%
alstria office ‡	(10,542)	(136,035)
Bilfinger	(7,265)	(255,964)
Ferratum	(304)	(4,739)
Nordex *	(12,080)	(317,664)
RWE	(20,784)	(329,916)
Telegraph Columbus * (C)	(7,110)	(56,235)
Vonovia	(9,368)	(329,955)
voxeljet ADR *	(1,204)	(5,370)

		(1,435,878)

GREECE — (0.0)%
Diana Shipping *	(15,907)	(39,768)
Tsakos Energy Navigation	(17,738)	(79,821)

		(119,589)

HONG KONG — (0.6)%
Alibaba Pictures Group *	(780,000)	(153,877)
Bank of East Asia	(32,899)	(132,562)
Brilliance China Automotive Holdings	(126,000)	(149,630)
China Chengtong Development Group *	(330,000)	(28,934)
China International Marine Containers Group, Cl H	(21,989)	(26,198)
China Minsheng Financial Holding *	(18,083)	(1,795)
China Ocean Industry Group *	(1,000,000)	(29,398)
China State Construction International Holdings	(162,000)	(236,873)
CITIC Telecom International Holdings	(184,000)	(63,108)
CT Environmental Group	(172,000)	(48,347)
Daphne International Holdings	(52,000)	(6,839)
Digital Domain Holdings *	(231,200)	(18,185)
Enerchina Holdings *	(1,287,000)	(89,611)
Esprit Holdings	(52,400)	(43,241)

COMMON STOCK — continued
	Shares	Value

HONG KONG (continued)
FDG Kinetic *	(30,844)	$(5,409)
Fu Shou Yuan International Group	(65,000)	(38,134)
Haier Healthwise Holdings *	(1,134,000)	(37,286)
Hong Kong Exchanges & Clearing	(9,601)	(254,275)
Hybrid Kinetic Group *	(305,706)	(8,869)
IMAX China Holding * (C)	(6,301)	(29,817)
Macau Legend Development *	(247,000)	(43,314)
Melco Crown Entertainment ADR	(37,373)	(625,624)
MMG *	(196,000)	(51,555)
Noble Group	(1,210,400)	(144,422)
North Mining Shares, Cl C *	(1,460,000)	(26,355)
Pacific Basin Shipping	(933,000)	(139,549)
Power Assets Holdings	(8,500)	(79,952)
Renhe Commercial Holdings *	(1,870,000)	(48,465)
Rentian Technology Holdings *	(176,496)	(11,834)
Sincere Watch Hong Kong	(1,938,346)	(53,485)
Sinotrans Shipping *	(275,000)	(44,678)
SOCAM Development *	(90,000)	(34,930)
Summit Ascent Holdings *	(118,000)	(36,059)
Suncorp Technologies *	(3,620,000)	(35,474)
Tou Rong Chang Fu Group *	(236,900)	(4,887)
United Photovoltaics Group *	(412,000)	(36,124)

		(2,819,095)

IRELAND — (0.0)%
Ardmore Shipping	(12,700)	(74,295)
Fly Leasing ADR	(5,445)	(66,756)

		(141,051)

ISRAEL — (0.1)%
Attunity *	(6,339)	(39,111)
Radware *	(24,341)	(328,847)
Redhill Biopharma ADR *	(4,975)	(60,148)

		(428,106)

ITALY — (0.1)%
Banca IFIS	(2,535)	(73,327)
Danieli & C Officine Meccaniche	(5,547)	(74,289)
Leonardo-Finmeccanica *	(5,307)	(64,666)
Yoox Net-A-Porter Group, Cl A *	(10,448)	(300,497)

		(512,779)

JAPAN — (0.6)%
Anicom Holdings	(4,800)	(107,882)
Asahi Eito *	(6,829)	(6,447)
CRI Middleware *	(800)	(25,212)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

JAPAN (continued)
FreakOut *	(6,300)	$(197,044)
Hamee	(7,200)	(68,931)
Invincible Investment ‡	(75)	(36,474)
Kansai Paint	(14,700)	(316,792)
Keikyu	(27,000)	(272,652)
Kumiai Chemical Industry	(1,300)	(7,376)
M&A Capital Partners *	(3,500)	(86,073)
MonotaRO	(13,000)	(317,593)
Next	(23,700)	(199,779)
Nihon M&A Center	(1,700)	(55,359)
Nomura Real Estate Master Fund ‡	(200)	(324,211)
Open Door *	(2,100)	(63,178)
Pacific Metals	(3,000)	(9,040)
Pigeon	(10,300)	(290,722)
Rakuten	(28,700)	(331,827)
Rozetta	(2,098)	(43,372)
Sailor Pen *	(112,000)	(34,176)
SMS	(400)	(10,455)
Stella Chemifa	(900)	(31,711)
Tanaka Chemical *	(1,200)	(9,921)
Tokyo Base *	(3,600)	(82,010)
Tokyo Kikai Seisakusho	(34,000)	(24,964)
Tomy	(1,800)	(19,481)
UMN Pharma *	(5,700)	(62,832)

		(3,035,514)

NETHERLANDS — (0.1)%
Altice, Cl A *	(19,788)	(364,936)
Intertrust * (C)	(3,179)	(67,073)
InterXion Holding *	(3,971)	(147,841)
NXP Semiconductors *	(900)	(90,000)

		(669,850)

NORWAY — (0.0)%
Schibsted, Cl A	(2,005)	(48,072)
Vard Holdings *	(165,100)	(22,073)
XXL (C)	(5,292)	(66,291)

		(136,436)

SINGAPORE — (0.2)%
Ascendas ‡	(143,500)	(244,453)
CapitaLand Mall Trust ‡	(31,500)	(46,868)
COSCO Singapore	(118,300)	(21,683)
First Resources	(98,500)	(128,855)
Hyflux	(200,400)	(66,980)

COMMON STOCK — continued
	Shares	Value

SINGAPORE (continued)
Mapletree Logistics Trust ‡	(137,200)	$(102,068)
Parkway Life ‡	(21,300)	(39,193)
Sembcorp Industries	(246,900)	(448,990)

		(1,099,090)

SWEDEN — (0.0)%
Avanza Bank Holding	(1,847)	(69,834)
Kambi Group *	(5,337)	(79,327)

		(149,161)

SWITZERLAND — (0.1)%
Chocoladefabriken Lindt & Spruengli	(42)	(218,160)
GAM Holding	(13,460)	(130,444)
Orascom Development Holding *	(9,331)	(55,823)
Santhera Pharmaceutical Holding *	(496)	(21,804)
Walter Meier	(1,826)	(66,430)

		(492,661)

UNITED KINGDOM — (0.0)%
Adaptimmune Therapeutics ADR *	(13,826)	(60,143)
Manchester United PLC, Cl A	(4,107)	(62,632)

		(122,775)

UNITED STATES — (15.1)%
Consumer Discretionary — (3.0)%
Advance Auto Parts	(900)	(126,072)
Arctic Cat	(19,452)	(291,585)
Blue Nile	(8,540)	(298,302)
Buckle	(15,700)	(327,345)
Build-A-Bear Workshop, Cl A *	(20,763)	(280,301)
Carriage Services, Cl A	(5,235)	(123,755)
Cato, Cl A	(13,800)	(409,446)
Chegg *	(15,805)	(105,103)
Chipotle Mexican Grill, Cl A *	(2,378)	(857,887)
Chuy’s Holdings *	(8,054)	(228,734)
DavidsTea *	(15,100)	(159,305)
Del Taco Restaurants *	(15,736)	(211,020)
Destination XL Group *	(39,516)	(160,040)
El Pollo Loco Holdings *	(18,272)	(222,918)
Entravision Communications, Cl A	(13,931)	(93,338)
Escalade	(7,384)	(89,716)
Express *	(30,500)	(366,610)
Famous Dave’s of America *	(18,840)	(94,200)
Fiesta Restaurant Group *	(12,679)	(334,726)
Fred’s, Cl A	(36,649)	(334,605)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Consumer Discretionary (continued)
FTD *	(17,100)	$(344,052)
GameStop, Cl A	(10,000)	(240,500)
Golden Entertainment	(15,700)	(179,922)
Green Brick Partners *	(13,662)	(104,514)
Habit Restaurants, Cl A *	(17,871)	(252,875)
Hibbett Sports *	(5,790)	(224,942)
iRobot *	(2,446)	(124,012)
Kirkland’s *	(17,680)	(215,873)
Kona Grill *	(21,087)	(226,685)
Liberty Global LiLAC *	(5,200)	(143,728)
Lindblad Expeditions Holdings *	(18,511)	(151,605)
Lumber Liquidators Holdings *	(16,800)	(260,568)
MakeMyTrip *	(12,672)	(359,885)
Michael Kors Holdings *	(9,600)	(487,488)
Monro Muffler Brake	(6,800)	(374,000)
Murphy USA *	(2,400)	(165,072)
National CineMedia	(10,900)	(151,183)
New Media Investment Group	(12,700)	(182,880)
Nord Anglia Education *	(6,931)	(149,294)
Overstock.com *	(5,300)	(77,645)
Red Robin Gourmet Burgers *	(6,292)	(289,432)
Select Comfort *	(28,200)	(541,158)
Sequential Brands Group *	(8,402)	(60,494)
Shake Shack, Cl A *	(8,759)	(279,325)
Stage Stores	(26,961)	(137,231)
Stein Mart	(16,424)	(98,872)
Strattec Security	(3,945)	(140,048)
Tesla Motors *	(5,532)	(1,093,842)
Tiffany	(10,700)	(785,594)
Under Armour, Cl A *	(12,445)	(387,039)
Under Armour, Cl C *	(2,000)	(51,720)
Universal Electronics *	(1,954)	(137,073)
Vitamin Shoppe *	(5,874)	(147,144)
Weyco Group	(8,496)	(215,034)
Winmark	(774)	(82,779)
Wynn Resorts	(6,100)	(576,755)
Yum! Brands	(1,100)	(94,908)

		(14,650,179)

Consumer Staples — (0.6)%
Adecoagro *	(14,923)	(164,153)
Chefs’ Warehouse *	(4,900)	(55,860)
Coty, Cl A	(11,500)	(264,385)

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Consumer Staples (continued)
Inventure Foods *	(30,055)	$(254,265)
MGP Ingredients	(11,936)	(420,267)
Natural Grocers by Vitamin Cottage *	(30,337)	(360,404)
Nomad Foods *	(19,395)	(238,365)
Orchids Paper Products	(14,040)	(360,266)
Smart & Final Stores *	(27,915)	(334,980)
Snyder’s-Lance	(6,388)	(227,221)
SunOpta *	(25,136)	(167,154)

		(2,847,320)

Energy — (0.8)%
Bristow Group	(24,380)	(244,044)
California Resources	(2,498)	(25,629)
Cheniere Energy *	(2,118)	(79,849)
Delek US Holdings	(19,860)	(335,634)
Earthstone Energy *	(7,412)	(63,224)
Fairmount Santrol Holdings *	(32,169)	(276,332)
Gener8 Maritime *	(18,641)	(78,665)
Geospace Technologies *	(4,688)	(86,400)
Golar LNG	(15,662)	(342,841)
Hornbeck Offshore Services *	(41,400)	(164,358)
Jones Energy, Cl A *	(4,909)	(20,127)
Par Pacific Holdings *	(28,339)	(361,039)
Phillips 66	(1,200)	(97,380)
Pioneer Natural Resources	(1,000)	(179,020)
RigNet *	(8,025)	(120,375)
Ring Energy *	(9,600)	(88,608)
Schlumberger	(9,500)	(743,185)
SEACOR Holdings *	(5,083)	(250,643)
Synergy Resources *	(5,793)	(39,624)
Tesco	(26,818)	(183,703)

		(3,780,680)

Financials — (2.1)%
Ameris Bancorp	(7,995)	(290,218)
BankFinancial	(11,867)	(149,168)
Beneficial Bancorp	(7,682)	(111,389)
Blue Hills Bancorp	(22,469)	(349,393)
BNC Bancorp	(12,076)	(300,692)
Capital Bank Financial, Cl A	(8,848)	(289,772)
Capital City Bank Group	(14,268)	(214,591)
Citizens & Northern	(9,692)	(202,757)
City Holding	(4,418)	(230,929)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Financials (continued)
Clifton Bancorp	(22,427)	$(342,909)
Conifer Holdings *	(8,770)	(67,529)
Deutsche Bank	(24,262)	(349,130)
FactSet Research Systems	(200)	(30,944)
FBR	(11,263)	(156,556)
Federated National Holding	(7,702)	(137,943)
Fifth Street Senior Floating Rate	(12,640)	(108,578)
First Business Financial Services	(7,264)	(136,926)
GAIN Capital Holdings	(31,941)	(146,929)
GAMCO Investors, Cl A	(7,033)	(199,807)
Green Bancorp *	(14,151)	(146,463)
Greenhill	(6,086)	(142,717)
Greenlight Capital Re, Cl A *	(17,200)	(342,280)
Heritage Insurance Holdings	(7,386)	(87,081)
Investment Technology Group	(20,216)	(309,507)
Kearny Financial	(14,529)	(202,680)
Ladder Capital, Cl A ‡	(9,296)	(117,873)
Ladenburg Thalmann Financial Services *	(136,800)	(279,072)
LendingClub *	(149,547)	(737,267)
Live Oak Bancshares	(29,992)	(478,372)
Mercury General	(1,400)	(76,258)
New York Community Bancorp	(14,865)	(213,461)
Nicolet Bankshares *	(5,499)	(213,141)
Northfield Bancorp	(5,833)	(95,953)
OceanFirst Financial	(20,409)	(422,058)
Opus Bank	(5,415)	(108,571)
Pacific Continental	(16,800)	(288,120)
Pacific Mercantile Bancorp *	(34,232)	(191,699)
PHH *	(22,295)	(323,723)
Republic First Bancorp *	(14,727)	(58,172)
RLI	(4,200)	(234,108)
Safeguard Scientifics *	(12,605)	(148,739)
Safety Insurance Group	(1,813)	(122,740)
TriCo Bancshares	(5,300)	(139,496)
Walter Investment Management *	(24,400)	(122,000)
Washington Trust Bancorp	(5,800)	(266,220)
Willis Towers Watson	(5,900)	(742,810)
WMIH *	(28,952)	(60,799)

		(10,487,540)

Health Care — (2.0)%
AAC Holdings *	(18,195)	(298,216)

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Health Care (continued)
Abaxis	(2,687)	$(128,277)
Acadia Healthcare *	(5,600)	(201,376)
Accelerate Diagnostics *	(8,737)	(185,661)
Aceto	(7,475)	(137,017)
Achaogen *	(13,993)	(64,228)
Adeptus Health, Cl A *	(9,200)	(277,104)
Aimmune Therapeutics *	(8,300)	(135,124)
Allergan *	(3,000)	(626,820)
Arbutus Biopharma *	(22,639)	(71,313)
Atara Biotherapeutics *	(6,326)	(80,973)
AtriCure *	(21,310)	(388,694)
Blueprint Medicines *	(4,505)	(135,060)
Capital Senior Living *	(16,100)	(257,117)
Cerus *	(52,815)	(254,568)
Chimerix *	(11,527)	(46,684)
ChromaDex *	(6,827)	(18,843)
Civitas Solutions *	(3,200)	(54,720)
Clovis Oncology *	(2,861)	(83,198)
Coherus Biosciences *	(4,966)	(135,820)
Computer Programs & Systems	(2,700)	(70,470)
ConforMIS *	(25,754)	(196,503)
DexCom *	(4,501)	(352,158)
Egalet *	(6,128)	(34,378)
Endologix *	(28,744)	(300,662)
Esperion Therapeutics *	(4,800)	(49,440)
Evolent Health, Cl A *	(1,394)	(29,344)
Exact Sciences *	(5,200)	(81,016)
Flexion Therapeutics *	(7,800)	(148,980)
Foamix Pharmaceuticals *	(7,865)	(62,527)
GenMark Diagnostics *	(23,696)	(252,836)
Heron Therapeutics *	(1,800)	(26,730)
Intersect ENT *	(7,927)	(115,734)
Invacare	(29,136)	(266,594)
Invuity *	(9,337)	(94,771)
K2M Group Holdings *	(18,012)	(307,465)
Medgenics *	(18,380)	(88,592)
Meridian Bioscience	(11,100)	(182,595)
Merrimack Pharmaceuticals *	(26,600)	(138,852)
Mirati Therapeutics *	(13,300)	(67,165)
Neos Therapeutics *	(6,780)	(40,002)
Neuroderm *	(4,259)	(78,153)
Novadaq Technologies *	(35,984)	(399,782)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Health Care (continued)
Novocure *	(18,729)	$(113,310)
Ocular Therapeutix *	(2,795)	(15,820)
Otonomy *	(3,100)	(46,810)
Pacific Biosciences of California *	(19,800)	(168,300)
Paratek Pharmaceuticals *	(16,923)	(181,076)
Penumbra *	(5,195)	(342,610)
PTC Therapeutics *	(7,800)	(48,438)
Quidel *	(4,537)	(87,564)
Regulus Therapeutics *	(17,400)	(47,850)
Sarepta Therapeutics *	(1,100)	(43,164)
Simulations Plus	(14,532)	(122,069)
STAAR Surgical *	(10,886)	(91,987)
Tandem Diabetes Care *	(17,200)	(104,060)
Team Health Holdings *	(3,100)	(132,835)
Teladoc *	(28,400)	(461,500)
Teligent *	(15,900)	(103,509)
TESARO *	(900)	(108,792)
TherapeuticsMD *	(28,807)	(165,352)
Zeltiq Aesthetics *	(8,415)	(278,537)

		(9,629,145)

Industrials — (1.4)%
Allied Motion Technologies	(7,323)	(144,849)
Altra Industrial Motion	(4,158)	(122,661)
Armstrong Flooring *	(8,700)	(140,853)
Astronics *	(2,693)	(99,695)
Astronics, Cl B *	(404)	(14,946)
Babcock & Wilcox Enterprises *	(9,555)	(150,396)
CDI	(37,184)	(228,682)
Celadon Group	(28,050)	(182,325)
Covenant Transportation Group, Cl A *	(9,489)	(151,729)
DXP Enterprises *	(671)	(14,621)
Dynamic Materials	(9,655)	(104,757)
Echo Global Logistics *	(9,914)	(210,177)
Energy Recovery *	(2,635)	(32,173)
EnerNOC *	(18,800)	(97,760)
Essendant	(8,390)	(128,786)
Fastenal	(18,900)	(736,722)
Fortress Transportation & Infrastructure Investors	(6,272)	(74,511)
Franklin Covey *	(10,574)	(193,504)
Graham	(10,362)	(184,962)

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Industrials (continued)
H&E Equipment Services	(16,544)	$(230,789)
Herc Holdings *	(5,500)	(165,495)
Hudson Technologies *	(3,635)	(22,173)
Hyster-Yale Materials Handling	(1,300)	(75,673)
KEYW Holding *	(10,755)	(112,820)
Lawson Products *	(9,311)	(175,512)
Marten Transport	(10,850)	(222,425)
Milacron Holdings *	(11,192)	(162,956)
Mobile Mini	(1,400)	(35,490)
Multi-Color	(5,125)	(332,741)
PAM Transportation Services *	(5,853)	(115,304)
Park-Ohio Holdings	(5,187)	(165,725)
Primoris Services	(11,596)	(232,268)
Radiant Logistics *	(40,758)	(101,895)
Sparton *	(12,016)	(287,543)
Star Bulk Carriers *	(2,656)	(12,111)
Sun Hydraulics	(11,570)	(340,505)
Sunrun *	(30,067)	(156,649)
Team *	(11,607)	(356,915)
Thermon Group Holdings *	(18,850)	(345,521)
Universal Logistics Holdings	(6,262)	(77,962)
USA Truck *	(17,788)	(146,395)
Vicor *	(6,000)	(76,500)

		(6,965,476)

Information Technology — (1.8)%
2U *	(9,615)	(335,179)
Actua *	(9,331)	(108,706)
Aerohive Networks *	(43,508)	(230,157)
Applied Micro Circuits *	(19,170)	(141,858)
Benefitfocus *	(7,200)	(234,000)
Black Knight Financial Services, Cl A *	(1,000)	(39,350)
Global Eagle Entertainment *	(15,242)	(122,698)
Hortonworks *	(35,685)	(272,633)
Immersion *	(50,185)	(409,510)
Instructure *	(4,823)	(122,745)
Kopin *	(60,731)	(126,928)
Mesa Laboratories	(3,726)	(470,370)
Mimecast *	(4,040)	(81,770)
Mobileye *	(1,236)	(45,954)
Model N *	(28,334)	(291,840)
Monotype Imaging Holdings	(7,557)	(144,339)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2016

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Information Technology (continued)
MTS Systems	(3,300)	$(156,915)
Nimble Storage *	(24,609)	(187,767)
Numerex, Cl A *	(19,505)	(138,681)
Pandora Media *	(27,000)	(305,910)
Paylocity Holding *	(2,147)	(93,373)
PDF Solutions *	(10,100)	(199,475)
PROS Holdings *	(9,451)	(207,166)
Pure Storage, Cl A *	(20,767)	(256,265)
Q2 Holdings *	(10,459)	(293,898)
Reis	(11,105)	(218,213)
Seachange International *	(18,213)	(47,900)
Shopify, Cl A *	(4,314)	(178,815)
ShoreTel *	(24,538)	(163,178)
Sigma Designs *	(28,766)	(209,992)
Square, Cl A *	(32,894)	(368,413)
SunPower, Cl A *	(13,200)	(95,568)
Super Micro Computer *	(7,561)	(179,196)
Talend ADR	(9,741)	(211,087)
Tangoe *	(22,066)	(189,326)
TubeMogul *	(6,500)	(47,450)
Tucows, Cl A *	(9,300)	(277,605)
USA Technologies *	(14,651)	(65,929)
VASCO Data Security International *	(14,301)	(196,639)
ViaSat *	(10,300)	(727,798)
Virtusa *	(5,400)	(102,276)
Visa, Cl A	(3,200)	(264,032)
Workiva, Cl A *	(13,233)	(219,006)

		(8,779,910)

Materials — (0.6)%
Alamos Gold, Cl A	(59,151)	(464,335)
Alexco Resource *	(31,726)	(55,838)
Ball	(1,700)	(131,019)
Calgon Carbon	(6,737)	(106,445)
CF Industries Holdings	(31,600)	(758,716)
Compass Minerals International	(9,400)	(675,390)
Deltic Timber	(3,046)	(171,124)
Freeport-McMoRan, Cl B	(13,800)	(154,284)
LSB Industries *	(17,144)	(90,692)
Resolute Forest Products *	(15,055)	(71,511)
Silgan Holdings	(1,800)	(91,710)
United States Steel	(5,200)	(100,568)

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Materials (continued)
US Concrete *	(2,378)	$(118,662)

		(2,990,294)

Real Estate — (2.3)%
Acadia Realty Trust ‡	(1,199)	(40,394)
Agree Realty ‡	(2,900)	(140,215)
American Homes 4 Rent, Cl A ‡	(1)	(15)
Brandywine Realty Trust ‡	(7,700)	(119,350)
Chatham Lodging Trust ‡	(46,549)	(823,917)
EPR Properties ‡	(6,200)	(450,864)
Equity Residential ‡	(1,200)	(74,100)
Farmland Partners ‡	(1,700)	(18,088)
FelCor Lodging Trust ‡	(90,103)	(575,758)
Forestar Group *	(11,606)	(127,666)
Getty Realty ‡	(32,467)	(737,975)
Global Net Lease ‡	(25,100)	(185,991)
Government Properties Income Trust ‡	(33,600)	(643,104)
HCP ‡	(15,000)	(513,750)
Hersha Hospitality Trust, Cl A ‡	(28,700)	(511,434)
InfraREIT ‡	(8,751)	(145,442)
Investors Real Estate Trust ‡	(181,354)	(1,100,819)
Iron Mountain ‡	(6,304)	(212,634)
Kimco Realty ‡	(24,600)	(654,606)
LaSalle Hotel Properties ‡	(2,200)	(52,250)
Liberty Property Trust ‡	(17,900)	(723,697)
Marcus & Millichap *	(4,294)	(100,608)
National Health Investors ‡	(6,700)	(507,592)
New Senior Investment Group ‡	(11,484)	(119,663)
New York ‡	(28,104)	(264,740)
NorthStar Realty Europe ‡	(11,100)	(109,779)
Realty Income ‡	(12,100)	(716,804)
RMR Group	(504)	(17,325)
Sunstone Hotel Investors ‡	(27,700)	(347,912)
Tier ‡	(28,800)	(424,800)
Ventas ‡	(3,300)	(223,575)
Whitestone, Cl B ‡	(16,100)	(214,130)
WP Carey ‡	(4,700)	(285,478)

		(11,184,475)

Telecommunication Services — (0.2)%
Boingo Wireless *	(29,936)	(290,978)
Fairpoint Communications *	(4,500)	(70,200)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2016

COMMON STOCK — continued
	Shares/ Contracts	Value

UNITED STATES (continued)
Telecommunication Services (continued)
Frontier Communications	(111,000)	$(446,220)
Intelsat *	(29,332)	(79,490)
Lumos Networks *	(4,383)	(62,282)
NII Holdings *	(19,200)	(47,040)
ORBCOMM *	(14,800)	(132,164)

		(1,128,374)

Utilities — (0.2)%
Atlantic Power	(27,330)	(62,859)
Cadiz *	(10,391)	(76,894)
Dominion Resources	(6,800)	(511,360)
TerraForm Power, Cl A	(300)	(3,723)
Vivint Solar *	(130,551)	(404,708)

		(1,059,544)

		(73,502,937)

Total Common Stock (Proceeds $94,732,848)		(90,460,053)

REGISTERED INVESTMENT COMPANIES — (1.0)%
EXCHANGE TRADED FUNDS — (1.0)%
Consumer Discretionary Select Sector SPDR Fund	(31,000)	(2,421,100)
Consumer Staples Select Sector SPDR Fund	(47,100)	(2,486,880)

Total Registered Investment Companies (Proceeds $4,973,482)		(4,907,980)

Securities Sold Short — (19.5)% (Proceeds $99,706,330)		$(95,368,033)

PURCHASED OPTIONS * — 0.0%
S&P 500 Index, Expires 11/19/16, Strike Price $2,200.00 *	187	$46,750
S&P 500 Index, Expires 11/19/16, Strike Price $1,890.00 *	187	30,107

Total Purchased Options — 0.0% (Cost $151,985)		$76,857

WRITTEN OPTIONS * — (0.4)%
	Contracts	Value

S&P 500 Index, Expires 11/19/16, Strike Price $22,075.00 *	(187)	$(1,275,714)
S&P 500 Index, Expires 11/19/16, Strike Price $2,075.00 *	(374)	(622,710)

Total Written Options — 0.4% (Proceeds $2,091,707)		$(1,898,424)

For the year ended October 31, 2016, the total amount of all open purchased options and written options, as presented in the above Schedule of Investments, are representative of the volume of activity for this derivative type during the year.

A list of Total Return Swaps held by the Fund at October 31, 2016, is as follows:

Company Reference	Counterparty	Termination Date	Receive/ (Pay)	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
ABACUS PROPERTY GROUP UNI	BAML	11/10/2017	1M LIBOR	(16,220)	(34,548)	$(834)
ABACUS PROPERTY GROUP UNI	BAML	2/27/2017	1M LIBOR	(28,909)	(61,575)	3,180
ABLYNX ORD SHS	BAML	3/9/2017	1M LIBOR	(7,413)	(73,135)	15,567
ACONEX ORD SHS	BAML	11/10/2017	1M LIBOR	(3,627)	(15,340)	1,093
ACONEX ORD SHS	BAML	2/27/2017	1M LIBOR	(34,176)	(144,547)	18,240
ACONEX ORD SHS	BAML	11/13/2017	1M LIBOR	(5,804)	(24,548)	1,996
ACONEX ORD SHS	BAML	11/17/2017	1M LIBOR	(36,580)	(154,715)	7,584
ADACEL TECHNOLOGIES ORD S	BAML	11/28/2016	1M LIBOR	19,271	39,874	(4,283)
AIR NEW ZEALAND ORD SHS	BAML	5/29/2017	1M LIBOR	126,963	175,337	(27,463)
AKASTOR ORD SHS	BAML	3/9/2017	1M LIBOR	(2,399)	(3,314)	(220)
ALBARAKA TURK KATILIM BAN	BAML	8/1/2017	1M LIBOR	179,824	71,962	(2,950)
ALKANE RESOURCES ORD SHS	BAML	11/17/2017	1M LIBOR	(101,860)	(42,617)	6,319
AMAYSIM AUSTRALIA ORD SHS	BAML	11/13/2017	1M LIBOR	(35,985)	(59,127)	(1,355)
AMAYSIM AUSTRALIA ORD SHS	BAML	11/17/2017	1M LIBOR	(3,325)	(5,463)	98
AMICOGEN ORD SHS	BAML	11/7/2016	1M LIBOR	(469)	(19,916)	4,405
ANICOM HOLDINGS ORD SHS	BAML	11/13/2017	1M LIBOR	(400)	(8,993)	267
ANTOFAGASTA ORD SHS	BAML	3/9/2017	1M LIBOR	(51,883)	(343,972)	(26,350)
AO WORLD ORD SHS	BAML	3/9/2017	1M LIBOR	(37,139)	(71,464)	18,286
APN NEWS AND MEDIA ORD SH	BAML	11/17/2017	1M LIBOR	(35,160)	(71,680)	16,337
APN NEWS and MEDIA RIGHTS	BAML	11/17/2017	1M LIBOR	(10,455)	(1,902)	(1,902)
ARABTEC HOLDING ORD SHS	BAML	8/1/2017	1M LIBOR	(36,283)	(13,138)	1,779
ASANKO GOLD ORD SHS	BAML	11/27/2017	1M LIBOR	(11,300)	(41,685)	2,576
ASANKO GOLD ORD SHS	BAML	11/27/2017	1M LIBOR	(57,900)	(213,589)	13,199
ASCENDIS HEALTH ORD SHS	BAML	7/28/2017	1M LIBOR	(25,097)	(50,533)	(1,391)
ATGEN ORD SHS	BAML	11/7/2016	1M LIBOR	(700)	(22,324)	8,931
ATGEN ORD SHS	BAML	11/13/2017	1M LIBOR	(303)	(9,663)	963
ATHABASCA OIL ORD SHS	BAML	11/27/2017	1M LIBOR	(3,300)	(3,099)	157

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2016

Company Reference	Counterparty	Termination Date	Receive/ (Pay)	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
AUSTRALIAN PHARMACEUTICAL	BAML	11/28/2016	1M LIBOR	60,240	87,067	$(4,460)
AVANTI COMMUNICATIONS GRO	BAML	3/9/2017	1M LIBOR	(22,290)	(6,668)	38,133
AVEO GROUP UNITS	BAML	2/27/2017	1M LIBOR	(51,460)	(126,049)	9,731
BANK BUKOPIN ORD SHS	BAML	11/10/2017	1M LIBOR	1,369,400	72,433	6,516
BANK PEKAO ORD SHS	BAML	1/3/2017	1M LIBOR	(5,751)	(176,804)	12,644
CAPRO ORD SHS	BAML	11/10/2017	1M LIBOR	(9,086)	(43,822)	452
CASCADES ORD SHS	BAML	11/27/2017	1M LIBOR	11,400	107,471	(2,201)
CHEIL BIO ORD SHS	BAML	11/10/2017	1M LIBOR	(2,169)	(8,765)	1,021
CHENG LOONG ORD SHS	BAML	11/17/2017	1M LIBOR	21,000	7,614	(85)
CHINA FISHERY GROUP ORD S	BAML	11/13/2017	1M LIBOR	(795,300)	(43,428)	283
CHINA GOLDJOY GROUP ORD S	BAML	11/13/2017	1M LIBOR	(672,000)	(64,990)	4,305
CHINA INTERNATIONAL MARIN	BAML	5/29/2017	1M LIBOR	(30,400)	(36,221)	324
CHINA MINSHENG FINANCIAL	BAML	5/29/2017	1M LIBOR	(280,000)	(27,801)	(1,367)
CHINA NATIONAL BUILDING M	BAML	5/29/2017	1M LIBOR	(420,000)	(192,263)	25,239
CHINA OCEAN INDUSTRY GROU	BAML	5/29/2017	1M LIBOR	(1,045,000)	(30,723)	(6,670)
CHINA STATE CONSTRUCTION	BAML	5/29/2017	1M LIBOR	349,500	370,672	73,884
CHINA STRATEGIC HOLDINGS	BAML	11/13/2017	1M LIBOR	(2,930,000)	(69,519)	(1,537)
CHOICE PROPERTIES REAL ES	BAML	11/27/2017	1M LIBOR	(4,100)	(40,271)	980
CITIC RESOURCES HOLDINGS	BAML	5/29/2017	1M LIBOR	(305,000)	(38,150)	(9,445)
CLEANAWAY ORD SHS	BAML	11/17/2017	1M LIBOR	13,000	69,158	(1,005)
COMPANHIA BRASILEIRA DE D	BAML	11/27/2017	1M LIBOR	(14,300)	(272,619)	(12,756)
COMPANHIA ENERGETICA DE S	BAML	11/27/2017	1M LIBOR	(36,700)	(170,098)	4,350
CONTINENTAL GOLD ORD SHS	BAML	11/27/2017	1M LIBOR	(21,600)	(59,399)	989
CORECROSS ORD SHS	BAML	11/13/2017	1M LIBOR	(22,687)	(14,153)	2,708
CPFL ENERGIA ORD SHS	BAML	11/27/2017	1M LIBOR	(30,200)	(228,598)	4,117
CREDIT CHINA FINTECH HOLD	BAML	5/29/2017	1M LIBOR	(145,000)	(17,576)	(6,060)
CRUCIALTEC ORD SHS	BAML	11/13/2017	1M LIBOR	(3,366)	(23,558)	4,065
CSR ORD SHS	BAML	5/29/2017	1M LIBOR	109,227	304,106	3,244
CSR ORD SHS	BAML	11/28/2016	1M LIBOR	126,947	353,441	31,297
DANA GAS ORD SHS	BAML	8/1/2017	1M LIBOR	(39,720)	(5,731)	324
DEXTER STUDIOS ORD SHS	BAML	11/13/2017	1M LIBOR	(1,500)	(24,836)	3,201
EPISIL-PRECISION INC ORD	BAML	5/29/2017	1M LIBOR	(16,000)	(9,424)	1,377
ESTIA HEALTH ORD SHS	BAML	5/29/2017	1M LIBOR	31,461	64,139	(57,755)
EVOLVA HOLDING ORD SHS	BAML	3/9/2017	1M LIBOR	(88,133)	(37,429)	50,744
EXCELSIOR MEDICAL ORD SHS	BAML	11/17/2017	1M LIBOR	300	428	6
FAGRON ORD SHS	BAML	3/9/2017	1M LIBOR	(9,588)	(94,614)	(7,386)
FERRATUM ORD SHS	BAML	3/9/2017	1M LIBOR	(1,025)	(15,955)	3,240
FINCIANTIERI ORD SHS	BAML	3/9/2017	1M LIBOR	(162,629)	(73,574)	(891)

Company Reference	Counterparty	Termination Date	Receive/ (Pay)	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
FORTESCUE METALS GROUP OR	BAML	5/29/2017	1M LIBOR	98,392	411,657	$76,265
FORTESCUE METALS GROUP OR	BAML	11/28/2016	1M LIBOR	147,093	615,415	403,024
FUNAI SOKEN HOLDINGS ORD	BAML	11/13/2017	1M LIBOR	(4,800)	(74,357)	(3,493)
GALAXY RESOURCES ORD SHS	BAML	11/17/2017	1M LIBOR	(359,760)	(95,784)	(6,890)
GATEWAY LIFESTYLE GROUP U	BAML	11/17/2017	1M LIBOR	(31,880)	(56,263)	212
GOME ELECTRICAL APPLIANCE	BAML	5/29/2017	1M LIBOR	(1,624,000)	(205,225)	8,818
GREAT EASTERN SHIPPING OR	BAML	11/10/2017	1M LIBOR	12,748	71,164	(2,227)
HARBIN PHARMACEUTICAL GRO	BAML	5/29/2017	1M LIBOR	254,940	348,712	21,047
HEXAGON COMPOSITES ORD SH	BAML	3/9/2017	1M LIBOR	(19,638)	(69,012)	(8,726)
HIGHLAND GOLD MINING ORD	BAML	3/9/2017	1M LIBOR	68,723	134,671	37,224
HITRON TECHNOLOGY ORD SHS	BAML	11/17/2017	1M LIBOR	160,000	104,877	4,675
HLB ORD SHS	BAML	11/10/2017	1M LIBOR	(1,392)	(23,656)	2,847
HUA NAN FINANCIAL HOLDING	BAML	7/3/2017	1M LIBOR	(76,464)	(38,862)	(2,547)
HYBRID KINETIC GROUP ORD	BAML	11/13/2017	1M LIBOR	(32,000)	(928)	(33)
HYUNDAI PAINT ORD SHS	BAML	11/13/2017	1M LIBOR	(37,800)	(28,635)	535
INDEPENDENCE GROUP ORD SH	BAML	2/27/2017	1M LIBOR	(24,814)	(80,223)	(22,627)
INDEPENDENCE GROUP ORD SH	BAML	11/17/2017	1M LIBOR	(89,858)	(290,509)	(23,823)
INDO TAMBANGRAYA MEGAH OR	BAML	11/10/2017	1M LIBOR	80,500	88,399	7,713
ING BANK SLASKI ORD SHS	BAML	1/3/2017	1M LIBOR	(1,062)	(38,839)	2,627
IP GROUP ORD SHS	BAML	3/9/2017	1M LIBOR	(29,111)	(53,492)	38,052
ITE GROUP ORD SHS	BAML	3/9/2017	1M LIBOR	(11,088)	(19,461)	1,029
IVANHOE MINES ORD SHS CLA	BAML	11/27/2017	1M LIBOR	(35,200)	(54,826)	(1,871)
IVANHOE MINES ORD SHS CLA	BAML	11/27/2017	1M LIBOR	(61,800)	(96,257)	(2,018)
KEPCO PLANT SERVICE and E	BAML	11/7/2016	1M LIBOR	(3,042)	(145,920)	28,020
KOMERCNI BANK ORD SHS	BAML	1/3/2017	1M LIBOR	(501)	(18,324)	467
KOMPANIYA M VIDEO ORD SHS	BAML	7/28/2017	1M LIBOR	13,690	73,361	(2,504)
KUMIAI CHEMICAL INDUSTRY	BAML	11/13/2017	1M LIBOR	(10,000)	(56,756)	(2,746)
LAMPRELL ORD SHS	BAML	8/11/2017	1M LIBOR	(30,967)	(27,790)	369
LEGOCHEM BIOSCIENCES ORD	BAML	11/7/2016	1M LIBOR	(700)	(19,144)	7,182
LI PENG ENTERPRISE ORD SH	BAML	5/29/2017	1M LIBOR	(32,000)	(7,194)	482
LI PENG ENTERPRISE ORD SH	BAML	7/3/2017	1M LIBOR	(12,000)	(2,698)	236

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2016

Company Reference	Counterparty	Termination Date	Receive/ (Pay)	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
MACAU LEGEND DEVELOPMENT	BAML	5/29/2017	1M LIBOR	(39,000)	(6,839)	$(2,027)
MARIE BRIZARD WINE AND SP	BAML	3/9/2017	1M LIBOR	(3,451)	(58,598)	3,682
MBK ORD SHS	BAML	11/13/2017	1M LIBOR	(15,125)	(13,348)	3,077
MEDUSA MINING ORD SHS	BAML	5/29/2017	1M LIBOR	85,799	41,118	(4,774)
MEDUSA MINING ORD SHS	BAML	11/28/2016	1M LIBOR	219,182	105,041	(23,334)
MEG ENERGY ORD SHS	BAML	11/27/2017	1M LIBOR	(2,900)	(11,822)	600
METALS X ORD SHS	BAML	11/17/2017	1M LIBOR	(98,712)	(103,625)	(7,693)
METSA BOARD CORPORATION B	BAML	3/9/2017	1M LIBOR	(2,463)	(14,134)	(196)
MIRAE ORD SHS	BAML	11/10/2017	1M LIBOR	(27,504)	(6,753)	1,264
NASPERS LIMITED N ORD SHS	BAML	7/28/2017	1M LIBOR	(228)	(38,212)	2,519
NATURALENDO TECH ORD SHS	BAML	11/7/2016	1M LIBOR	(1,100)	(18,502)	(3,001)
NEO SOLAR POWER ORD SHS	BAML	5/29/2017	1M LIBOR	(13,143)	(6,721)	482
NEXTDC ORD SHS	BAML	2/27/2017	1M LIBOR	(16,605)	(46,484)	3,335
NEXTDC ORD SHS	BAML	11/17/2017	1M LIBOR	(2,211)	(6,189)	(306)
NH HOTEL GROUP ORD SHS	BAML	3/9/2017	1M LIBOR	(35,432)	(156,333)	(18,204)
NORDIC SEMICONDUCTOR ORD	BAML	3/9/2017	1M LIBOR	(15,132)	(60,512)	13,026
NORTH MINING SHARES ORD S	BAML	5/29/2017	1M LIBOR	(730,000)	(13,179)	(5,085)
NYRSTAR ORD SHS	BAML	3/9/2017	1M LIBOR	(12,038)	(61,758)	22,710
OBI PHARMA ORD SHS	BAML	7/3/2017	1M LIBOR	(900)	(9,419)	7,110
ORION(SOUTH KOREA) ORD SH	BAML	11/13/2017	1M LIBOR	(314)	(196,164)	29,130
OROCOBRE ORD SHS	BAML	11/10/2017	1M LIBOR	(4,459)	(12,991)	(2,351)
OROCOBRE ORD SHS	BAML	2/27/2017	1M LIBOR	(59,413)	(173,099)	(3,013)
OROCOBRE ORD SHS	BAML	11/17/2017	1M LIBOR	(67,385)	(196,325)	(32,984)
PACIFIC METALS ORD SHS	BAML	11/13/2017	1M LIBOR	(58,000)	(174,827)	(2,228)
PALADIN ENERGY ORD SHS	BAML	11/17/2017	1M LIBOR	(589,959)	(62,829)	8,936
PANSTAR ENTERPRISE ORD SH	BAML	11/13/2017	1M LIBOR	(27,448)	(42,569)	(1,647)
PARKSON RETAIL ORD SHS	BAML	5/29/2017	1M LIBOR	(433,096)	(43,002)	1,830
PEPTRON ORD SHS	BAML	11/7/2016	1M LIBOR	(188)	(6,866)	412
PEPTRON ORD SHS	BAML	11/13/2017	1M LIBOR	(1,754)	(64,060)	12,828
PEREGRINE HOLDINGS ORD SH	BAML	7/28/2017	1M LIBOR	36,008	69,431	(2,476)
PERSEUS MINING ORD SHS	BAML	11/10/2017	1M LIBOR	(82,733)	(37,761)	(170)
PERSEUS MINING ORD SHS	BAML	2/27/2017	1M LIBOR	(129,854)	(59,268)	(9,028)
PERSEUS MINING ORD SHS	BAML	11/17/2017	1M LIBOR	(208,433)	(95,133)	(20,653)
PHILIP MORRIS ORD SHS	BAML	1/3/2017	1M LIBOR	142	70,032	(5,604)
PILBARA MINERALS ORD SHS	BAML	11/17/2017	1M LIBOR	(154,442)	(61,092)	(13,537)
PIONEER CEMENT ORD SHS	BAML	5/29/2017	1M LIBOR	25,000	25,075	1,262
PROMETIC LIFE SCIENCES OR	BAML	11/27/2017	1M LIBOR	(27,100)	(56,953)	4,022
PROSPERITY INTERNATIONAL	BAML	11/13/2017	1M LIBOR	(880,000)	(16,113)	(1,028)
QLRO GROUP ORD SHS	BAML	3/9/2017	1M LIBOR	(47,065)	(48,785)	9,326
QUBE HOLDINGS ORD SHS	BAML	11/10/2017	1M LIBOR	(105,617)	(179,165)	2,908
QUBE HOLDINGS ORD SHS	BAML	11/17/2017	1M LIBOR	(116,390)	(197,439)	5,201
RAND MERCHANT INSURANCE H	BAML	7/28/2017	1M LIBOR	(38,046)	(113,935)	(6,731)
REA GROUP ORD SHS	BAML	11/13/2017	1M LIBOR	(4,843)	(188,403)	11,455
REA GROUP ORD SHS	BAML	11/17/2017	1M LIBOR	(2,164)	(84,184)	3,508

Company Reference	Counterparty	Termination Date	Receive/ (Pay)	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
REDDE ORD SHS	BAML	3/9/2017	1M LIBOR	16,687	36,062	$1,196
REDEFINE INTERNATIONAL RE	BAML	3/9/2017	1M LIBOR	(141,026)	(71,027)	1,314
RELIANCE WORLDWIDE CORPOR	BAML	2/27/2017	1M LIBOR	(61,224)	(137,856)	464
RELIANCE WORLDWIDE CORPOR	BAML	11/17/2017	1M LIBOR	(62,712)	(141,207)	5,167
RMB HOLDINGS ORD SHS	BAML	7/28/2017	1M LIBOR	27,497	121,375	4,143
ROCKET INTERNET ORD SHS	BAML	3/9/2017	1M LIBOR	(4,689)	(102,185)	48,322
ROCKHOPPER EXPLORATION OR	BAML	3/9/2017	1M LIBOR	(35,941)	(11,409)	11,751
ROYAL BAFOKENG PLATINUM P	BAML	7/28/2017	1M LIBOR	(8,798)	(26,745)	5,862
SAMSUNG ENGINEERING ORD S	BAML	11/7/2016	1M LIBOR	(17,565)	(145,339)	20,057
SAMSUNG ENGINEERING ORD S	BAML	11/10/2017	1M LIBOR	(830)	(6,868)	1,242
SAMSUNG ENGINEERING ORD S	BAML	11/13/2017	1M LIBOR	(7,254)	(60,022)	11,176
SAMSUNG SDI ORD SHS	BAML	11/7/2016	1M LIBOR	(1,409)	(116,093)	18,421
SANTHERA PHARMACEUTICALS	BAML	3/9/2017	1M LIBOR	(855)	(37,608)	33,162
SCALES CORPORATION ORD SH	BAML	5/29/2017	1M LIBOR	23,007	50,705	41
SCHIBSTED ORD SHS	BAML	3/9/2017	1M LIBOR	(4,346)	(104,329)	42,661
SEABRIDGE GOLD ORD SHS	BAML	11/27/2017	1M LIBOR	(1,100)	(12,001)	(21)
SEOBU TandD ORD SHS	BAML	11/10/2017	1M LIBOR	(1,461)	(25,403)	(552)
SERVICE STREAM ORD SHS	BAML	11/28/2016	1M LIBOR	111,898	92,782	(2,711)
SHIN KONG FINANCIAL HOLDI	BAML	5/29/2017	1M LIBOR	(26,311)	(5,707)	161
SINCERE WATCH (HONG KONG)	BAML	11/13/2017	1M LIBOR	(670,000)	(18,489)	(1,216)
SINOFERT HOLDINGS ORD SHS	BAML	5/29/2017	1M LIBOR	(374,000)	(49,191)	(3,935)
SMS ORD SHS	BAML	11/13/2017	1M LIBOR	(1,900)	(49,677)	457
SOFTMAX ORD SHS	BAML	11/13/2017	1M LIBOR	(1,312)	(12,323)	55
SPORTS DIRECT INTERNATION	BAML	3/9/2017	1M LIBOR	(60,305)	(203,733)	22,330
STCUBE ORD SHS	BAML	11/13/2017	1M LIBOR	(702)	(4,208)	753
STOCKMANN ORD SHS	BAML	3/9/2017	1M LIBOR	(8,759)	(65,291)	1,179
SUMMERSET GROUP ORD SHS	BAML	5/29/2017	1M LIBOR	28,120	95,777	(336)
SUMMIT ASCENT HOLDINGS OR	BAML	11/13/2017	1M LIBOR	(90,000)	(27,505)	3,933
SUNCORP GROUP ORD SHS	BAML	11/10/2017	1M LIBOR	(1,819)	(16,563)	253
SUNCORP GROUP ORD SHS	BAML	2/27/2017	1M LIBOR	(24,720)	(225,090)	14,699
SUNCORP TECHNOLOGIES ORD	BAML	11/13/2017	1M LIBOR	(3,330,000)	(32,634)	845
SYRAH RESOURCES ORD SHS	BAML	11/10/2017	1M LIBOR	(14,408)	(39,457)	247
SYRAH RESOURCES ORD SHS	BAML	2/27/2017	1M LIBOR	(55,783)	(152,763)	21,506
SYRAH RESOURCES ORD SHS	BAML	11/17/2017	1M LIBOR	(79,848)	(218,665)	7,761

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2016

Company Reference	Counterparty	Termination Date	Receive/(Pay)	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
TAIHAN ELECTRIC WIRE ORD	BAML	11/13/2017	1M LIBOR	(41,711)	(68,881)	$5,514
TEN NETWORK HOLDINGS ORD	BAML	11/17/2017	1M LIBOR	(73,725)	(58,045)	23,790
TPG TELECOM ORD SHS	BAML	11/10/2017	1M LIBOR	(6,838)	(39,325)	50
TPG TELECOM ORD SHS	BAML	11/13/2017	1M LIBOR	(5,757)	(33,108)	(223)
TPG TELECOM ORD SHS	BAML	11/17/2017	1M LIBOR	(3,928)	(22,590)	(830)
TREASURY WINE ESTATES ORD	BAML	2/27/2017	1M LIBOR	(5,524)	(45,131)	1,958
TRICON CAPITAL GROUP ORD	BAML	11/27/2017	1M LIBOR	(1,200)	(7,816)	293
TUNGSTEN ORD SHS	BAML	3/9/2017	1M LIBOR	(45,820)	(32,727)	(1,216)
TURKIYE HALK BANKASI A OR	BAML	8/1/2017	1M LIBOR	10,688	32,423	167
V1 GROUP ORD SHS	BAML	5/29/2017	1M LIBOR	(98,000)	(4,865)	22
VEDANTA ORD SHS	BAML	11/10/2017	1M LIBOR	132,215	400,789	4,670
VIRGIN AUSTRALIA HOLDINGS	BAML	11/10/2017	1M LIBOR	(97,136)	(17,364)	(393)
VIRGIN AUSTRALIA HOLDINGS	BAML	11/17/2017	1M LIBOR	(281,404)	(50,305)	(1,097)
VITZROSYS ORD SHS	BAML	11/7/2016	1M LIBOR	(7,231)	(10,551)	(2,255)
VOCUS COMMUNICATIONS ORD	BAML	2/27/2017	1M LIBOR	(28,916)	(125,599)	61,233
VOCUS COMMUNICATIONS ORD	BAML	11/13/2017	1M LIBOR	(5,066)	(22,005)	114
VOCUS COMMUNICATIONS ORD	BAML	11/17/2017	1M LIBOR	(65,332)	(283,776)	(7,680)
VODAFONE QATAR ORD SHS	BAML	8/1/2017	1M LIBOR	(9,576)	(27,638)	2,234
WAREHOUSE GROUP ORD SHS	BAML	5/29/2017	1M LIBOR	33,066	70,981	415
WEMADE ENTERTAIN ORD SHS	BAML	11/7/2016	1M LIBOR	(1,667)	(28,330)	4,692
WESTFIELD CORPORATION ORD	BAML	11/10/2017	1M LIBOR	(3,296)	(22,315)	982
WESTFIELD CORPORATION ORD	BAML	2/27/2017	1M LIBOR	(32,190)	(217,934)	18,412
WI LAN ORD SHS	BAML	11/27/2017	1M LIBOR	69,800	99,874	(4,477)
WOORI TECHNOLOGY ORD SHS	BAML	11/13/2017	1M LIBOR	(23,368)	(14,803)	2,024
WUXI LITTLE SWAN ORD SHS	BAML	11/10/2017	1M LIBOR	12,600	43,641	(1,521)
YOUNG FAST OPTOELECTRONIC	BAML	5/29/2017	1M LIBOR	(45,000)	(17,171)	(3,262)
YUNGSHIN CONSTRUCTION and	BAML	11/17/2017	1M LIBOR	19,600	14,864	(710)
ZENITH INTERNATIONAL BANK	BAML	1/19/2017	1M LIBOR	242,534	11,689	65
ZODIAC AEROSPACE ORD SHS	BAML	3/9/2017	1M LIBOR	(6,269)	(152,354)	(8,654)
ZOOPLUS ORD SHS	BAML	3/9/2017	1M LIBOR	(489)	(69,444)	(805)
ANICOM HOLDINGS INC	DB	10/31/2016	USD1M_Reuters	(400)	(8,978)	489
CHINA FISHERY GROUP LTD	DB	10/31/2016	USD1M_Reuters	(375,000)	(20,459)	(281)

Company Reference	Counterparty	Termination Date	Receive/(Pay)	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
CHINA METAL PRODUCTS CO LTD	DB	11/29/2016	USD1M_Reuters	2,000	1,972	$97
ESPRIT HOLDINGS LTD	DB	10/31/2016	USD1M_Reuters	(6,100)	(5,034)	1,132
FARGLORY LAND DEVELOPMENT CO	DB	11/29/2016	USD1M_Reuters	19,000	21,834	3,149
FERRATUM OYJ	DB	10/31/2016	USD1M_Reuters	(2,626)	(40,966)	26,612
GO IRON WORKS CO LTD	DB	10/31/2016	USD1M_Reuters	(9,000)	(6,342)	9,630
LIANHUA SUPERMARKET HLDGS-H	DB	10/31/2016	USD1M_Reuters	(21,000)	(8,557)	(220)
MAN INDUSTRIES (INDIA) LTD	DB	11/30/2016	USD1M_Reuters	10,654	8,511	(10,257)
MBK CO LTD	DB	10/31/2016	USD1M_Reuters	(12,300)	(42,283)	(28,552)
MGI COUTIER	DB	10/31/2016	USD1M_Reuters	1,180	33,035	11,167
OBI PHARMA INC	DB	11/29/2016	USD1M_Reuters	(3,100)	(32,434)	25,985
PLASTIVALOIRE	DB	10/31/2016	USD1M_Reuters	852	106,404	49,915
PRETIUM RESOURCES INC	DB	10/31/2016	USD1M_Reuters	(1,600)	(15,664)	(7,105)
PROLOGIS PROPERTY MEXICO SA	DB	11/29/2016	USD1W_Reuters	30,773	51,713	3,826
PROMETIC LIFE SCIENCES INC	DB	10/31/2016	USD1M_Reuters	(38,100)	(80,231)	(20,976)
SOFTFRONT	DB	10/31/2016	USD1M_Reuters	(10,300)	(22,559)	7,157
SOS CORPORACION ALIMENTARIA	DB	10/31/2016	USD1M_Reuters	(82,788)	(16,309)	4,313
SUMMERSET GROUP HOLDINGS LTD	DB	10/31/2016	USD1M_Reuters	1,977	6,729	1,880
THAI VEGETABLE OIL PCL-FOR	DB	11/29/2016	USD1M_Reuters	69,842	66,854	17,074
3I GROUP PLC	GS	10/4/2017	USD-LIBOR-BBA	20,855	168,588	(5,425)
ABC ARBITRAGE	GS	5/31/2017	USD-LIBOR-BBA	13,469	104,132	18,478
ACRODEA INC	GS	8/4/2017	USD-Federal Funds-H.15	(21,200)	(67,936)	9,940
ADIMMUNE CORP	GS	6/7/2017	USD-Federal Funds-H.15	(3,000)	(2,188)	(127)
ADVENTURE INC	GS	11/16/2017	USD-Federal Funds-H.15	(1,000)	(64,568)	(7,135)
AFC ENERGY PLC	GS	9/28/2017	USD-Federal Funds-H.15	(24,712)	(5,604)	2,152
AMAYSIM AUSTRALIA LTD	GS	4/6/2017	USD-Federal Funds-H.15	(3,495)	(5,807)	(876)
AMTRAN TECHNOLOGY CO LTD	GS	9/13/2017	USD-LIBOR-BBA	141,000	110,632	10,750
ANF IMMOBILIER	GS	11/16/2017	USD-Federal Funds-H.15	(3,079)	(68,278)	(314)
ASIA PLUS GROUP HDS SECS-FOR	GS	10/5/2017	USD-LIBOR-BBA	796,600	76,381	1,046
ASIA VITAL COMPONENTS	GS	10/25/2017	USD-LIBOR-BBA	84,000	63,791	(300)
BANCO ESTADO RIO GRAN-PREF B	GS	2/13/2017	USD-LIBOR-BBA	25,200	31,861	75,773
BANK HANDLOWY W WARSZAWIE SA	GS	10/3/2017	USD-Federal Funds-H.15	(2,391)	(46,313)	(1,192)
BANK OF EAST ASIA LTD	GS	6/14/2017	USD-Federal Funds-H.15	(22,280)	(90,504)	(8,864)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2016

Company Reference	Counterparty	Termination Date	Receive/(Pay)	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
BILLABONG INTERNATIONAL LTD	GS	11/22/2017	USD-Federal Funds-H.15	(55,553)	(50,787)	$1,562
BIOCARTIS NV	GS	10/3/2017	USD-Federal Funds-H.15	(7,747)	(73,912)	(6,844)
BLACK DIAMOND GROUP LTD	GS	6/9/2017	USD-LIBOR-BBA	23,300	84,191	(33,190)
BLACK DIAMOND GROUP LTD	GS	8/24/2017	USD-LIBOR-BBA	8,500	30,514	(429)
BNN TECHNOLOGY PLC	GS	11/9/2017	USD-Federal Funds-H.15	(6,510)	(11,413)	(93)
BOIRON SA	GS	10/18/2017	USD-LIBOR-BBA	1,027	89,732	(14,405)
BOMBARDIER INC-B	GS	9/29/2017	USD-Federal Funds-H.15	(177,200)	(245,178)	36,729
BOMBARDIER INC-B	GS	11/1/2017	USD-Federal Funds-H.15	(16,100)	(22,276)	(1,915)
BOMBARDIER INC-B	GS	11/2/2017	USD-Federal Funds-H.15	(57,300)	(79,282)	14,311
BOMBARDIER INC-B	GS	11/2/2017	USD-Federal Funds-H.15	(109,600)	(151,645)	(9,147)
BOMBARDIER INC-B	GS	11/17/2017	USD-Federal Funds-H.15	(53,700)	(74,301)	731
BOTA BIO CO LTD	GS	11/28/2016	USD-Federal Funds-H.15	(2,000)	(5,160)	15,007
BR PROPERTIES SA	GS	7/7/2017	USD-LIBOR-BBA	26,100	60,747	9,664
CAIRN HOMES PLC	GS	9/28/2017	USD-Federal Funds-H.15	(55,236)	(70,006)	(7,337)
CANYON SERVICES GROUP INC	GS	9/29/2017	USD-Federal Funds-H.15	(11,200)	(46,322)	(393)
CARNIVAL GROUP INTERNATIONAL	GS	11/16/2017	USD-Federal Funds-H.15	(250,000)	(29,660)	(332)
CEGEDIM SA	GS	11/8/2017	USD-Federal Funds-H.15	(730)	(18,719)	1,048
CELESTICA INC	GS	10/4/2017	USD-LIBOR-BBA	23,300	269,888	12,359
CHANG WAH ELECTROMATERIALS	GS	6/7/2017	USD-LIBOR-BBA	3,600	16,392	6,630
CHAROEN POKPHAND FOOD-FORGN	GS	9/21/2017	USD-LIBOR-BBA	431,500	400,891	(12,324)
CHINA GENERAL PLASTICS	GS	10/17/2017	USD-LIBOR-BBA	114,000	89,627	25,414
CHINA LIFE INSURANCE CO LTD	GS	10/4/2017	USD-LIBOR-BBA	31,000	28,231	749
CHINA METAL PRODUCTS CO LTD	GS	4/20/2017	USD-LIBOR-BBA	32,000	32,015	(368)
CHINA OCEANWIDE HOLDINGS LTD	GS	4/20/2017	USD-Federal Funds-H.15	(382,300)	(38,454)	3,845
CHINA PETROCHEMICAL DEV CORP	GS	10/3/2017	USD-Federal Funds-H.15	(197,000)	(57,483)	(10,579)
CIA DE GAS DE SAO PAULO-PR A	GS	10/3/2017	USD-LIBOR-BBA	200	2,884	382
CITIC RESOURCES HOLDINGS LTD	GS	10/3/2017	USD-Federal Funds-H.15	(2,000)	(260)	(18)
COMPAGNIE DES ALPES	GS	7/6/2017	USD-LIBOR-BBA	5,068	92,155	(3,159)
CONCENTRADORA FIBRA HOTELERA	GS	10/3/2017	USD-LIBOR-BBA	56,102	40,999	3,078
CONTINENTAL GOLD INC	GS	10/3/2017	USD-Federal Funds-H.15	(16,700)	(46,713)	2,360

Company Reference	Counterparty	Termination Date	Receive/(Pay)	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
CORETRONIC CORP	GS	8/10/2017	USD-LIBOR-BBA	49,780	50,980	$(2,212)
COSMO FILMS LTD	GS	10/5/2017	USD-LIBOR-BBA	12,439	76,987	(1,536)
COUNTRY GROUP DEVELOPMENT PC	GS	10/26/2017	USD-Federal Funds-H.15	(332,057)	(9,718)	35
CRUCIALTEC CO LTD	GS	5/31/2017	USD-Federal Funds-H.15	(6,705)	(50,496)	19,163
DARFON ELECTRONICS CORP	GS	10/26/2017	USD-LIBOR-BBA	7,000	4,059	(199)
DELTICOM AG	GS	11/29/2017	USD-LIBOR-BBA	(834)	(15,601)	(282)
DEOLEO SA	GS	9/29/2017	USD-Federal Funds-H.15	(186,700)	(37,656)	5,246
DHX MEDIA LTD	GS	9/29/2017	USD-Federal Funds-H.15	(6,038)	(30,888)	4,967
DIGITAL CHINA HOLDINGS LTD	GS	10/26/2017	USD-Federal Funds-H.15	(202,000)	(177,135)	(9,796)
DIRTT ENVIRONMENTAL SOLUTION	GS	10/26/2017	USD-Federal Funds-H.15	(9,766)	(38,127)	4,372
DIRTT ENVIRONMENTAL SOLUTION	GS	10/26/2017	USD-Federal Funds-H.15	(3,500)	(13,664)	105
DOWNER EDI LTD	GS	9/6/2017	USD-LIBOR-BBA	80,624	349,880	61,409
EDAG ENGINEERING GROUP AG	GS	11/30/2017	USD-Federal Funds-H.15	(1,096)	(18,163)	(802)
EDAG ENGINEERING GROUP AG	GS	11/9/2017	USD-LIBOR-BBA	1,031	17,106	(154)
ELDERS LTD	GS	4/26/2017	USD-Federal Funds-H.15	(24,594)	(72,210)	(1,506)
ELITEGROUP COMPUTER SYSTEMS	GS	9/29/2017	USD-LIBOR-BBA	52,000	22,203	574
ELTEL AB	GS	11/22/2017	USD-Federal Funds-H.15	(12,452)	(77,904)	(2,090)
EMERCHANTS LTD	GS	10/3/2017	USD-Federal Funds-H.15	(5,424)	(7,469)	73
EMPIRIC STUDENT PROPERTY PLC	GS	11/24/2017	USD-Federal Funds-H.15	(53,014)	(71,645)	2,671
ENQUEST PLC	GS	11/9/2017	USD-LIBOR-BBA	222,291	78,158	(4,739)
ENTERPRISE INNS PLC	GS	11/8/2017	USD-LIBOR-BBA	97,163	109,334	(687)
EUGENE INVESTMENT & SECURITI	GS	10/3/2017	USD-Federal Funds-H.15	(17,600)	(39,196)	399
EUROPCAR GROUPE SA	GS	10/3/2017	USD-Federal Funds -H.15	(8,426)	(79,563)	(5,508)
EVERGREEN MARINE CORP LTD	GS	10/3/2017	USD-Federal Funds-H.15	(199,000)	(73,994)	(1,032)
FARGLORY LAND DEVELOPMENT CO	GS	10/3/2017	USD-LIBOR-BBA	40,000	45,124	(679)
FIBRA UNO ADMINISTRACION SA	GS	10/3/2017	USD-Federal Funds-H.15	(89,200)	(171,985)	5,381
FIBRA UNO ADMINISTRACION SA	GS	10/3/2017	USD-Federal Funds-H.15	(12,100)	(23,330)	534
FIBRA UNO ADMINISTRACION SA	GS	11/16/2017	USD-Federal Funds-H.15	(11,000)	(21,209)	(875)
FIBRA UNO ADMINISTRACION SA	GS	11/16/2017	USD-Federal Funds-H.15	(5,400)	(10,412)	(320)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2016

Company Reference	Counterparty	Termination Date	Receive/(Pay)	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
FLEXIUM INTERCONNECT INC	GS	11/16/2017	USD-LIBOR-BBA	102,573	298,653	$(7,937)
GENWORTH MORTGAGE INSURANCE	GS	11/30/2017	USD-LIBOR-BBA	96,267	219,108	22,683
GHCL LTD	GS	10/25/2017	USD-LIBOR-BBA	18,943	68,543	10,293
GLANBIA PLC	GS	10/3/2017	USD-Federal Funds-H.15	(10,005)	(164,163)	32,468
GREATEK ELECTRONICS INC	GS	10/25/2017	USD-LIBOR-BBA	58,000	72,466	5,973
GRUPO FINANCIERO INBURSA-O	GS	4/13/2017	USD-Federal Funds-H.15	(80,900)	(131,811)	9,292
HARVEY NORMAN HOLDINGS LTD	GS	10/11/2017	USD-LIBOR-BBA	107,054	414,162	(22,246)
HELICAL PLC	GS	8/23/2017	USD-LIBOR-BBA	33,090	113,768	(11,494)
HIGH LINER FOODS INC	GS	10/19/2017	USD-LIBOR-BBA	500	8,960	(467)
HIGHWEALTH CONSTRUCTION CORP	GS	4/13/2017	USD-LIBOR-BBA	187,000	279,012	(13,689)
HOCHSCHILD MINING PLC	GS	11/16/2017	USD-LIBOR-BBA	8,460	27,640	784
HYBRID KINETIC GROUP LTD	GS	10/25/2017	USD-Federal Funds-H.15	(2,193,300)	(63,639)	(327)
ID LOGISTICS GROUP	GS	10/3/2017	USD-Federal Funds-H.15	(376)	(52,123)	6,744
IMPALA PLATINUM HOLDINGS LTD	GS	4/13/2017	USD-Federal Funds-H.15	(3,960)	(15,588)	(319)
INDIAN OIL CORP LTD	GS	4/13/2017	USD-LIBOR-BBA	10,216	27,297	22,175
INFRAESTRUCTURA ENERGETICA N	GS	4/13/2017	USD-Federal Funds-H.15	(31,800)	(140,572)	(16,911)
INLAND HOMES PLC	GS	12/30/2016	USD-LIBOR-BBA	42,716	31,396	(15,002)
INTERMEDIATE CAPITAL GROUP	GS	7/19/2017	USD-LIBOR-BBA	39,743	290,412	(51,288)
IP GROUP PLC	GS	11/9/2017	USD-Federal Funds-H.15	(10,426)	(19,561)	697
IVANHOE MINES LTD-CL A	GS	9/29/2017	USD-Federal Funds-H.15	(34,000)	(51,875)	(9,292)
IVANHOE MINES LTD-CL A	GS	11/17/2017	USD-Federal Funds-H.15	(7,100)	(10,833)	1,533
IVANHOE MINES LTD-CL A	GS	9/13/2017	USD-Federal Funds-H.15	(6,400)	(9,765)	330
JB HI-FI LTD	GS	3/15/2017	USD-LIBOR-BBA	20,135	431,700	121,663
JBS SA	GS	9/13/2017	USD-LIBOR-BBA	115,300	425,071	(53,073)
JD SPORTS FASHION PLC	GS	9/14/2017	USD-LIBOR-BBA	11,378	217,212	16,778
JENAX INC	GS	3/2/2017	USD-Federal Funds-H.15	(768)	(18,075)	(5,872)
KING YUAN ELECTRONICS CO LTD	GS	11/28/2017	USD-LIBOR-BBA	119,091	105,075	6,320
KINTETSU DEPT STORE CO LTD	GS	7/13/2017	USD-Federal Funds-H.15	(21,000)	(69,906)	(3,241)
KUMIAI CHEMICAL INDUSTRY CO	GS	12/1/2017	USD-Federal Funds-H.15	(1,400)	(8,080)	127
KWONG LUNG ENTERPRISE CO LTD	GS	6/22/2017	USD-LIBOR-BBA	14,000	20,911	509

Company Reference	Counterparty	Termination Date	Receive/(Pay)	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
LIEN HWA INDUSTRIAL	GS	6/22/2017	USD-LIBOR-BBA	89,175	60,977	$(262)
LINCOLN PHARMACEUTICALS LTD	GS	10/4/2017	USD-LIBOR-BBA	3,171	7,096	4,128
LUCARA DIAMOND CORP	GS	9/15/2017	USD-LIBOR-BBA	68,900	215,385	(24,485)
MACA LTD	GS	10/19/2017	USD-LIBOR-BBA	9,335	12,606	847
MACA LTD	GS	11/1/2017	USD-LIBOR-BBA	45,142	60,962	1,948
MACA LTD	GS	9/27/2017	USD-LIBOR-BBA	34,561	46,673	2,299
MACA LTD	GS	9/27/2017	USD-LIBOR-BBA	45,542	61,502	3,689
MAG SILVER CORP	GS	10/25/2017	USD-Federal Funds-H.15	(10,700)	(154,850)	10,750
MAG SILVER CORP	GS	10/25/2017	USD-Federal Funds-H.15	(2,800)	(40,521)	(1,526)
MAG SILVER CORP	GS	9/29/2017	USD-Federal Funds-H.15	(14,400)	(208,396)	9,889
MANDALAY RESOURCES CORP	GS	7/13/2017	USD-LIBOR-BBA	84,400	63,123	(7,563)
MANITOU BF	GS	11/29/2017	USD-LIBOR-BBA	1,435	25,050	825
MARIE BRIZARD WINE & SPIRITS	GS	11/9/2017	USD-Federal Funds-H.15	(506)	(8,418)	448
MBANK SA	GS	10/25/2017	USD-Federal Funds-H.15	(368)	(32,222)	(1,088)
MELROSE INDUSTRIES PLC	GS	10/4/2017	USD-Federal Funds-H.15	(96,866)	(197,247)	8,312
METRO PERFORMANCE GLASS LTD	GS	11/15/2017	USD-LIBOR-BBA	70,842	109,478	865
MGI COUTIER	GS	4/20/2017	USD-LIBOR-BBA	2,944	81,246	22,261
MINERAL RESOURCES LTD	GS	8/31/2017	USD-LIBOR-BBA	27,174	228,012	2,867
MINERAL RESOURCES LTD	GS	8/31/2017	USD-LIBOR-BBA	47,793	398,130	42,936
MIRAEING	GS	2/24/2017	USD-Federal Funds-H.15	(26,361)	(33,432)	27,451
NANOBIOTIX	GS	11/16/2017	USD-Federal Funds-H.15	(4,414)	(70,693)	4,787
NATURECELL CO LTD	GS	9/27/2017	USD-Federal Funds-H.15	(14,119)	(53,042)	13,307
NEO SOLAR POWER CORP	GS	8/31/2017	USD-Federal Funds-H.15	(157,978)	(80,146)	1,933
NEW ZEALAND REFINING CO LTD	GS	7/6/2017	USD-LIBOR-BBA	33,378	51,820	(13,342)
NEXT BIOMETRICS GROUP AS	GS	10/3/2017	USD-Federal Funds-H.15	(3,898)	(69,094)	7
NHPC LTD	GS	7/6/2017	USD-LIBOR-BBA	198,147	63,066	16,240
NISHOKU TECHNOLOGY INC	GS	7/6/2017	USD-LIBOR-BBA	4,000	9,617	681
NOBLE GROUP LTD	GS	12/1/2017	USD-Federal Funds-H.15	(367,500)	(44,491)	639
NORDIC NANOVECTOR ASA	GS	11/9/2017	USD-Federal Funds-H.15	(10,177)	(75,113)	(8,661)
NORTH MINING SHARES CO LTD	GS	9/29/2017	USD-Federal Funds-H.15	(497,100)	(8,910)	3,012
ON THE BEACH GROUP PLC	GS	11/29/2017	USD-LIBOR-BBA	5,424	13,790	636

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2016

Company Reference	Counterparty	Termination Date	Receive/(Pay)	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
ORASCOM DEVELOPMENT HOLDING	GS	10/3/2017	USD-Federal Funds-H.15	(2,815)	(16,858)	$2,120
PAGEGROUP PLC	GS	11/29/2017	USD-LIBOR-BBA	43,921	200,523	(5,730)
PAKISTAN OILFIELDS LTD	GS	8/9/2017	USD-LIBOR-BBA	4,600	15,363	2,158
PAKISTAN TELECOM CO LTD	GS	8/9/2017	USD-LIBOR-BBA	243,500	31,769	6,544
PARQUES REUNIDOS SERVICIOS C	GS	11/22/2017	USD-Federal Funds-H.15	(4,622)	(66,062)	(3,185)
PERPETUAL LTD	GS	8/9/2017	USD-LIBOR-BBA	4,605	159,838	(3,884)
PEUGEOT SA	GS	9/6/2017	USD-LIBOR-BBA	30,172	436,646	12,493
PHARMA MAR SA	GS	11/29/2017	USD-Federal Funds-H.15	(24,925)	(72,633)	5,521
PHYTOHEALTH CORP	GS	8/9/2017	USD-Federal Funds-H.15	(42,000)	(39,704)	1,972
PIONEER CEMENT LTD	GS	8/9/2017	USD-LIBOR-BBA	8,500	8,564	(2)
POWER FINANCE CORPORATION	GS	8/9/2017	USD-LIBOR-BBA	166,795	217,907	92,798
PREMIER GOLD MINES LTD	GS	9/29/2017	USD-Federal Funds-H.15	(28,900)	(67,005)	37,255
PREMIER GOLD MINES LTD	GS	9/29/2017	USD-Federal Funds-H.15	(24,000)	(55,644)	30,938
PRETIUM RESOURCES INC	GS	9/29/2017	USD-Federal Funds-H.15	(1,900)	(18,345)	620
PRETIUM RESOURCES INC	GS	11/1/2017	USD-Federal Funds-H.15	(3,200)	(30,897)	1,728
PRIME MEDIA GROUP LTD	GS	11/9/2017	USD-LIBOR-BBA	21,074	4,397	(3,462)
PTC INDIA FINANCIAL SERVICES	GS	10/12/2017	USD-LIBOR-BBA	74,464	42,357	1,151
PURECIRCLE LTD	GS	4/7/2017	USD-Federal Funds-H.15	(1,544)	(4,963)	1,157
QUALITY HOUSE PCL-FOREIGN	GS	4/7/2017	USD-LIBOR-BBA	1,844,094	127,000	4,793
REALIA BUSINESS SA	GS	7/7/2017	USD-LIBOR-BBA	25,734	25,884	(5,107)
REGIS RESOURCES LTD	GS	9/28/2017	USD-LIBOR-BBA	91,518	219,408	(3,108)
ROYAL MAIL PLC	GS	10/25/2017	USD-LIBOR-BBA	22,394	133,319	(2,012)
ROYAL MAIL PLC	GS	10/25/2017	USD-LIBOR-BBA	8,088	48,151	(1,292)
RUENTEX DEVELOPMENT CO LTD	GS	9/21/2017	USD-Federal Funds-H.15	(29,000)	(33,217)	1,361
SAMSUNG ENGINEERING CO LTD	GS	9/21/2017	USD-Federal Funds-H.15	(1,269)	(11,614)	1,431
SANSIRI PUBLIC CO LTD-FORGN	GS	9/21/2017	USD-LIBOR-BBA	3,954,349	184,389	3,264
SELECT HARVESTS LTD	GS	8/9/2017	USD-LIBOR-BBA	39,422	186,929	7,029
SEOBU T&D	GS	11/9/2017	USD-Federal Funds-H.15	(1,455)	(24,794)	(895)
SEVEN GROUP HOLDINGS LTD	GS	9/7/2017	USD-LIBOR-BBA	17,124	113,287	18,896
SLC AGRICOLA SA	GS	11/9/2017	USD-LIBOR-BBA	3,700	17,538	2,956
SLC AGRICOLA SA	GS	11/9/2017	USD-LIBOR-BBA	12,800	62,535	8,559
SNC-LAVALIN GROUP INC	GS	10/23/2017	USD-Federal Funds-H.15	(6,200)	(252,253)	(5,265)

Company Reference	Counterparty	Termination Date	Receive/(Pay)	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
SOFTFRONT HOLDINGS	GS	11/16/2017	USD-Federal Funds-H.15	(24,600)	(54,829)	$2,330
SOPHOS GROUP PLC	GS	9/28/2017	USD-Federal Funds-H.15	(25,550)	(69,960)	10,767
SPARK NEW ZEALAND LTD	GS	10/18/2017	USD-LIBOR-BBA	151,262	383,493	1,785
SPIE SA	GS	10/3/2017	USD-Federal Funds-H.15	(3,308)	(61,798)	828
ST SHINE OPTICAL CO LTD	GS	11/22/2017	USD-LIBOR-BBA	11,000	241,941	39,576
STCUBE	GS	11/9/2016	USD-Federal Funds-H.15	(6,366)	(38,399)	(19,986)
SUNMAX BIOTECHNOLOGY CO LTD	GS	3/20/2017	USD-Federal Funds-H.15	(5,000)	(6,712)	452
SYNCMOLD ENTERPRISE CORP	GS	6/29/2017	USD-LIBOR-BBA	34,087	56,284	3,554
SYSGRATION LIMITED	GS	6/29/2017	USD-Federal Funds-H.15	(37,700)	(14,315)	3,195
TAIMED BIOLOGICS INC	GS	11/1/2017	USD-Federal Funds-H.15	(29,268)	(181,686)	11,633
TAIWAN FU HSING INDUSTRIAL	GS	11/1/2017	USD-LIBOR-BBA	9,000	11,372	(1,087)
TAIWAN STYRENE MONOMER	GS	11/1/2017	USD-LIBOR-BBA	137,000	72,741	3,313
TANAKA CHEMICAL CORP	GS	6/22/2017	USD-Federal Funds-H.15	(4,400)	(35,860)	(4,591)
TEAC CORP	GS	11/30/2017	USD-Federal Funds-H.15	(120,010)	(47,248)	(4,310)
TELEVISION FRANCAISE (T.F.1)	GS	10/4/2017	USD-Federal Funds-H.15	(16,502)	(148,931)	8,150
THAI VEGETABLE OIL PCL-FOR	GS	5/11/2017	USD-LIBOR-BBA	13,000	8,614	3,836
TOKYO KIKAI SEISAKUSHO LTD	GS	11/24/2017	USD-Federal Funds-H.15	(67,000)	(49,349)	(1,380)
TOMY COMPANY LTD	GS	5/11/2017	USD-Federal Funds-H.15	(18,800)	(208,609)	(73,608)
TOURISM HOLDINGS LTD	GS	10/11/2017	USD-LIBOR-BBA	44,120	102,431	(4,744)
TRAIS CO LTD	GS	12/7/2016	USD-Federal Funds-H.15	(5,275)	(9,564)	7,679
TRICON CAPITAL GROUP INC	GS	5/11/2017	USD-Federal Funds-H.15	(16,400)	(110,881)	17,140
TRICON CAPITAL GROUP INC	GS	9/29/2017	USD-Federal Funds-H.15	(16,700)	(112,910)	17,453
TRICON CAPITAL GROUP INC	GS	11/9/2017	USD-Federal Funds-H.15	(1,400)	(9,465)	648
TRUE CORP PCL-FOREIGN	GS	5/11/2017	USD-Federal Funds-H.15	(1,320,000)	(260,006)	43,590
TV AZTECA SAB DE CV-CPO	GS	5/11/2017	USD-Federal Funds-H.15	(22,600)	(4,598)	(101)
TV DIRECT PCL-FOREIGN	GS	5/11/2017	USD-LIBOR-BBA	40,800	3,342	(473)
UNIVERSAL HEALTH INTERNATION	GS	10/24/2017	USD-Federal Funds-H.15	(214,200)	(10,082)	1,477

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2016

Company Reference	Counterparty	Termination Date	Receive/(Pay)	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
USINAS SIDER MINAS GER-PF A	GS	10/24/2017	USD-Federal Funds-H.15	(212,870)	(278,183)	$(65,111)
WELL SHIN TECHNOLOGY CO LTD	GS	10/24/2017	USD-LIBOR-BBA	4,000	5,956	(258)
WESTJET AIRLINES LTD	GS	9/1/2017	USD-LIBOR-BBA	19,400	331,296	(23,321)
WESTON (GEORGE) LTD	GS	10/5/2017	USD-LIBOR-BBA	4,600	378,336	(10,934)
WUXI LITTLE SWAN CO-B	GS	10/24/2017	USD-LIBOR-BBA	1,600	3,729	1,812
XAC AUTOMATION CORPORATION	GS	10/24/2017	USD-LIBOR-BBA	38,000	55,440	2,065
XERO LTD	GS	11/22/2017	USD-Federal Funds-H.15	(5,763)	(73,095)	826
YAGEO CORPORATION	GS	12/8/2016	USD-LIBOR-BBA	35,000	70,033	(50)
YANG MING MARINE TRANSPORT	GS	12/8/2016	USD-Federal Funds-H.15	(49,000)	(10,793)	745
YFC-BONEAGLE ELECTRIC CO LTD	GS	4/7/2017	USD-LIBOR-BBA	84,000	101,377	31,232
21 VIANET DATA CENTER CO LTD	MS	8/16/2017	LIBOR-1M	(9,000)	(65,790)	4,590
2U Inc	MS	8/16/2017	LIBOR-1M	(4,800)	(167,328)	7,248
3I GROUP PLC	MS	10/24/2017	SONIA-1D	59,300	487,232	6,540
8X8 INC	MS	8/16/2017	LIBOR-1M	10,600	151,050	(3,816)
A2 MILK CO LTD	MS	10/15/2018	FEDEF-1D	(141,176)	(187,986)	21,612
A2A SPA	MS	10/24/2017	EONIA-1D	178,382	242,734	(7,041)
ABAXIS INC	MS	8/16/2017	LIBOR-1M	(1,400)	(66,836)	8,526
ABC ARBITRAGE SA	MS	10/24/2017	EONIA-1D	56,766	471,186	12,449
ABC BANCORP	MS	8/16/2017	LIBOR-1M	(4,200)	(152,460)	(504)
ABLYNX NV	MS	10/24/2017	EONIA-1D	(2,700)	(26,645)	(131)
ACCO BRANDS CORP	MS	8/16/2017	LIBOR-1M	16,800	186,480	29,400
ACCUPIX INC	MS	10/15/2018	FEDEF-1D	(48,891)	(24,722)	8,404
ACETO CORP	MS	8/16/2017	LIBOR-1M	(3,700)	(67,821)	3,102
ACTELION LTD.	MS	10/24/2017	TOIS-1D	4,961	716,318	(49,223)
ACTUA CORP	MS	8/16/2017	LIBOR-1M	(4,800)	(55,920)	3,504
ADTRAN INC	MS	8/16/2017	LIBOR-1M	8,200	148,830	(6,806)
ADV ENRGY INDS	MS	8/16/2017	LIBOR-1M	3,800	181,260	950
AEGEAN MARINE PETROLEUM NETWORK	MS	8/16/2017	LIBOR-1M	6,500	55,900	(8,775)
AEROHIVE NETWRKS	MS	8/16/2017	LIBOR-1M	(21,800)	(115,322)	172
AEROPORTS DE PARIS	MS	10/24/2017	EONIA-1D	(7,700)	(776,845)	(22,036)
AGF MGMT B	MS	10/16/2017	LIBOR-1M	27,800	105,915	1,174
AIMMUNE THERAPEU	MS	8/16/2017	LIBOR-1M	(4,200)	(68,376)	3,150
AIR FRANCE-KLM SA	MS	10/24/2017	EONIA-1D	3,300	20,111	70
AIR LIQUIDE	MS	10/24/2017	EONIA-1D	(7,243)	(736,060)	3,415
AK STEEL HOLDING ORD	MS	8/16/2017	LIBOR-1M	23,100	120,120	9,933
AKTIESELSKABET SCHOUW & CO.	MS	10/24/2017	CIBOR-1W	310	19,672	137
AL NOOR HOSPITALS GROUP PLC	MS	10/24/2017	SONIA-1D	(68,830)	(764,019)	(10,060)
AL WAHA CAPITAL	MS	11/15/2017	LIBOR-1M	113,578	58,135	(20,954)
ALLIANCE HEALTHCARE SVCES INC	MS	8/16/2017	LIBOR-1M	6,600	55,110	6,336
ALLIED MINDS PLC	MS	10/24/2017	SONIA-1D	(12,709)	(52,911)	2,070

Company Reference	Counterparty	Termination Date	Receive/ (Pay)	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
ALLIED MOTION TECHNOLOGIES INC	MS	8/16/2017	LIBOR-1M	(3,700)	(73,186)	$(185)
ALMOST FAMILY INC	MS	8/16/2017	LIBOR-1M	2,700	105,975	6,048
ALPHA PRO TECH	MS	8/16/2017	LIBOR-1M	12,800	42,880	(3,200)
ALSO-ACTEBIS HOLDING AG	MS	10/24/2017	TOIS-1D	590	54,033	2,026
ALTICE N.V.	MS	10/24/2017	EONIA-1D	(10,950)	(203,573)	876
ALTICE N.V.	MS	10/24/2017	EONIA-1D	(20,810)	(383,345)	2,712
ALTRA INDUSTRIAL MOTION CORP	MS	8/16/2017	LIBOR-1M	(2,100)	(61,950)	(231)
AMARIN CORP PLC AC	MS	8/16/2017	LIBOR-1M	10,700	33,384	(107)
AMG ADVANCED METALLURGICAL GROU	MS	10/24/2017	EONIA-1D	37,868	753,421	14,948
AMN HEALTHCARE	MS	8/16/2017	LIBOR-1M	3,800	124,640	988
ANHEUSER BUSCH INBEV SA/NV	MS	10/24/2017	EONIA-1D	(2,206)	(252,894)	38,700
APERAM	MS	10/24/2017	EONIA-1D	17,500	794,318	480
APPLIED MICRO CIRCUITS CORPORATION	MS	8/16/2017	LIBOR-1M	(9,500)	(70,300)	(5,890)
APPLIED OPTOELR	MS	8/16/2017	LIBOR-1M	2,100	40,383	(5,901)
ARBOR REALTY	MS	8/16/2017	LIBOR-1M	16,900	123,877	(169)
ARCHROCK INC	MS	8/16/2017	LIBOR-1M	8,600	99,760	(12,642)
ARCTIC CAT INC	MS	8/16/2017	LIBOR-1M	(9,700)	(145,403)	97
ARDMORE SHIPPING	MS	8/16/2017	LIBOR-1M	(6,400)	(37,440)	8,064
ARES COMMERCIAL REAL ESTATE	MS	8/16/2017	LIBOR-1M	6,100	80,032	3,111
ARGAN INC	MS	8/16/2017	LIBOR-1M	3,100	176,235	(1,612)
ARMADA HFLR PR	MS	8/16/2017	LIBOR-1M	6,700	89,981	5,293
ARMSTRONG FLOORING INC	MS	8/16/2017	LIBOR-1M	(4,400)	(71,236)	11,000
ARPIDA	MS	10/24/2017	TOIS-1D	(574,198)	(243,507)	52,180
ASCOPIAVE SPA	MS	10/24/2017	EONIA-1D	127,936	373,711	(5,050)
ASSOCIATED BRITISH FOODS PLC	MS	11/14/2017	FEDEF-1D	(9,798)	(294,562)	56,460
ASSURA PLC	MS	11/14/2017	FEDEF-1D	(101,252)	(72,700)	4,634
ASSYSTEM	MS	11/14/2017	LIBOR-1M	1,181	35,343	5,419
ASTRONICS	MS	8/16/2017	LIBOR-1M	(1,300)	(48,126)	(871)
ASTRONICS CORP C	MS	8/16/2017	LIBOR-1M	(195)	(7,215)	117
AT HOME GROUP INC	MS	8/16/2017	LIBOR-1M	5,779	64,725	(12,714)
ATARA BIOTHERAOEYTICS INC	MS	8/16/2017	LIBOR-1M	(3,200)	(40,960)	18,240
ATGEN CO LTD	MS	10/15/2018	FEDEF-1D	(1,640)	(52,277)	(4,162)
ATRICURE	MS	8/16/2017	LIBOR-1M	(8,400)	(153,216)	(7,224)
AUDIOCODES LTD	MS	8/16/2017	LIBOR-1M	32,200	168,084	(3,864)
AXT INC	MS	8/16/2017	LIBOR-1M	25,800	132,870	(12,642)
AZTECA CPO	MS	12/5/2016	FEDEF-1D	(102,506)	(19,528)	(4,149)
BALFOUR BEATTY PLC	MS	11/14/2017	FEDEF-1D	(47,798)	(158,172)	2,756
Banc of California Inc	MS	8/16/2017	LIBOR-1M	6,100	81,130	(27,450)
BANCO ABC BRASIL SA	MS	11/15/2017	LIBOR-1M	17,000	82,141	7,565
BANKFINANCIAL	MS	8/16/2017	LIBOR-1M	(5,900)	(74,163)	236
BANNER CORP	MS	8/16/2017	LIBOR-1M	3,100	139,934	2,511
BAOZUN INC	MS	8/16/2017	LIBOR-1M	5,300	70,172	(20,564)
BARCO NV	MS	10/24/2017	EONIA-1D	8,349	655,475	(40,187)
BAYERISCHE MOTOREN WERKE AG	MS	10/24/2017	EONIA-1D	(3,400)	(295,899)	(1,355)
BAZAARVOICE INC	MS	8/16/2017	LIBOR-1M	5,800	28,420	(4,930)
BBCK&WLCX ENTRPR	MS	8/16/2017	LIBOR-1M	(4,800)	(75,552)	(925)
BE SEMICONDUCTOR INDUSTRIES N.V.	MS	10/24/2017	EONIA-1D	4,040	131,412	(5,477)
BEAZER HOMES	MS	8/16/2017	LIBOR-1M	3,900	39,897	(4,095)
BEL FUSE CL B	MS	8/16/2017	LIBOR-1M	1,900	45,315	(1,596)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2016

Company Reference	Counterparty	Termination Date	Receive/ (Pay)	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
BENEFICIAL BANCORP INC	MS	8/16/2017	LIBOR-1M	(3,800)	(55,100)	$912
BERKSHIRE HILL	MS	8/16/2017	LIBOR-1M	4,800	141,840	8,832
BES ENG CORP	MS	8/31/2017	FEDEF-1D	(224,000)	(38,171)	683
BIGLARI HOLDINGS INC	MS	8/16/2017	LIBOR-1M	90	39,436	203
BILFINGER SE	MS	10/24/2017	EONIA-1D	(12,110)	(426,177)	14,888
BIOLEADERS CORP	MS	11/1/2017	FEDEF-1D	(844)	(4,997)	276
BIOLEADERS CORP	MS	10/15/2018	FEDEF-1D	(3,684)	(21,813)	2,160
BLACK BOX CORP	MS	8/16/2017	LIBOR-1M	9,600	110,400	(18,528)
Blue Hills Bancorp, Inc. Common Stock	MS	8/16/2017	LIBOR-1M	(11,300)	(175,715)	(7,684)
BLUE NILE	MS	8/16/2017	LIBOR-1M	(4,400)	(153,692)	2,992
BLUE SKY ALTERNATIVE INVESTM	MS	10/15/2018	FEDEF-1D	(2,389)	(13,234)	(36)
BLUEPRINT MEDICI	MS	8/16/2017	LIBOR-1M	(2,300)	(68,954)	(3,266)
BNC BANCORP	MS	8/16/2017	LIBOR-1M	(5,900)	(146,910)	(885)
BNN TECHNOLOGY PLC	MS	11/14/2017	FEDEF-1D	(34,825)	(61,023)	(9,694)
BOBST GROUP SA	MS	10/24/2017	TOIS-1D	2,544	139,995	(771)
BODITECH MED INC	MS	11/1/2017	FEDEF-1D	(1,244)	(22,163)	541
BOINGO WIRELESS INC	MS	8/16/2017	LIBOR-1M	(14,700)	(142,884)	2,940
BOIRON	MS	10/24/2017	EONIA-1D	2,065	174,440	(33,019)
BOLLORE	MS	10/24/2017	EONIA-1D	(214,000)	(703,953)	4,693
BORUSSIA DORTMUND GMBH & CO. KOM	MS	10/24/2017	EONIA-1D	93,498	589,493	8,930
BOSTON PRIVATE FINANCIAL	MS	8/16/2017	LIBOR-1M	6,400	84,160	(448)
BOTA BIO CO LTD	MS	10/15/2018	FEDEF-1D	(4,719)	(11,189)	36,068
BOVIE MEDICAL CP	MS	8/16/2017	LIBOR-1M	6,800	37,468	5,100
BOVIS HOMES GROUP PLC	MS	10/24/2017	SONIA-1D	25,790	239,217	(11,369)
BRASKEM PNA	MS	11/15/2017	LIBOR-1M	38,300	340,153	42,750
BRIDGEPOINT EDUCATION INC	MS	8/16/2017	LIBOR-1M	7,100	47,996	71
BRIGHTCOVE INC	MS	8/16/2017	LIBOR-1M	4,900	54,635	(7,056)
BRISTOW GROUP INC	MS	8/16/2017	LIBOR-1M	(12,300)	(123,123)	45,387
BROOKLINE BANCP	MS	8/16/2017	LIBOR-1M	14,200	181,760	7,242
BUILD A BEAR WRK	MS	8/16/2017	LIBOR-1M	(10,500)	(141,750)	(31,185)
BUMRUNGRAD HOS-F	MS	10/11/2017	FEDEF-1D	(6,600)	(24,220)	9,549
BURU ENERGY LTD	MS	9/13/2017	FEDEF-1D	(32,181)	(5,020)	18,285
CAF CONSTRUCCIONES Y AUXILIAR DE FI	MS	10/24/2017	EONIA-1D	259	97,495	(1,844)
CAIRN HOMES PUBLIC LIMITED COMPAN	MS	10/24/2017	EONIA-1D	(606,253)	(782,751)	(25,782)
CALGON CARB CP	MS	8/16/2017	LIBOR-1M	(3,500)	(55,300)	1,995
CALTEX AUSTRALIA LTD	MS	9/13/2017	LIBOR-1M	6,886	161,012	(413)
CAMBREX CORP	MS	8/16/2017	LIBOR-1M	3,400	137,020	(12,410)
CAP SENR LIVING	MS	8/16/2017	LIBOR-1M	(8,100)	(129,357)	6,237
CAPITAL & COUNTIES PROPERTIES PLC	MS	10/24/2017	SONIA-1D	(112,000)	(395,386)	(1,569)
CAPITAL BANK FINANCIAL	MS	8/16/2017	LIBOR-1M	(4,300)	(140,825)	(2,838)
CAPITAL CITY BK	MS	8/16/2017	LIBOR-1M	(6,900)	(103,776)	(414)
CARDIOVASCULAR SYS INC	MS	8/16/2017	LIBOR-1M	7,300	171,039	(7,446)
CARRIAGE SVCS	MS	8/16/2017	LIBOR-1M	(2,500)	(59,100)	(425)
CARROLS HOLDINGS CORP	MS	8/16/2017	LIBOR-1M	9,300	116,250	(2,418)
CBIZ INC	MS	8/16/2017	LIBOR-1M	9,800	108,290	686
CDI CORP	MS	8/16/2017	LIBOR-1M	(18,900)	(116,235)	(4,347)
CEBU AIR INC	MS	5/11/2017	FEDEF-1D	33,500	72,613	1,459
CELADON GP	MS	8/16/2017	LIBOR-1M	(13,900)	(90,350)	30,024
CENTRL GAR & PET	MS	8/16/2017	LIBOR-1M	5,700	133,038	(9,576)
CENTURY BNCP A	MS	8/16/2017	LIBOR-1M	1,200	54,420	300

Company Reference	Counterparty	Termination Date	Receive/ (Pay)	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
CERUS CORP	MS	8/16/2017	LIBOR-1M	(11,700)	(56,394)	$14,976
CHANGYOU.COM LTD-ADR	MS	8/16/2017	LIBOR-1M	2,500	66,125	600
CHARGEURS	MS	10/24/2017	EONIA-1D	24,140	419,542	4,500
CHATHAM LODGING TRUST	MS	8/16/2017	LIBOR-1M	(8,200)	(145,140)	7,410
CHEFS WAREHOUSE HOLDINGS LLC	MS	8/16/2017	LIBOR-1M	(2,500)	(28,500)	875
CHEMRING GROUP PLC	MS	11/14/2017	FEDEF-1D	(40,947)	(72,501)	2,169
CHES UTIL CP	MS	8/16/2017	LIBOR-1M	1,000	64,050	4,950
CHIMERIX INC	MS	8/16/2017	LIBOR-1M	(5,700)	(23,085)	6,384
CHINA DST ED HLD	MS	8/16/2017	LIBOR-1M	2,300	30,590	(989)
CHINA DVLP FIN H	MS	10/12/2017	FEDEF-1D	(649,000)	(162,599)	(3,084)
CHOCOLADEFABRIKEN LINDT & SPRUNGL	MS	10/24/2017	TOIS-1D	(127)	(659,124)	24,344
CHR. HANSEN HOLDING A/S	MS	10/24/2017	CIBOR-1W	(380)	(22,731)	(274)
CHUYS HOLDINGS INC	MS	8/16/2017	LIBOR-1M	(4,000)	(113,600)	(6,400)
CIE AUTOMOTIVE SA	MS	10/24/2017	EONIA-1D	24,139	497,341	27,016
CINEWORLD GROUP PLC	MS	10/24/2017	SONIA-1D	9,800	64,861	(6,326)
CITIZENS & NORTH	MS	8/16/2017	LIBOR-1M	(5,100)	(106,692)	6,426
CITY HOLDING	MS	8/16/2017	LIBOR-1M	(2,300)	(120,221)	(3,979)
CIVITAS SOLUTIONS INC	MS	8/16/2017	LIBOR-1M	(1,600)	(27,360)	1,216
CLEAN ENERGY FUELS CORP	MS	8/16/2017	LIBOR-1M	16,400	67,404	(4,592)
CLIFTON BANCORP INC	MS	8/16/2017	LIBOR-1M	(11,200)	(171,248)	(1,792)
CLOVIS ONCOLOGY INC	MS	8/16/2017	LIBOR-1M	(1,500)	(43,620)	5,040
CMPTR PRG & SYS	MS	8/16/2017	LIBOR-1M	(1,300)	(33,930)	390
CNH INDUSTRIAL NV	MS	10/24/2017	EONIA-1D	(14,600)	(113,343)	(503)
COEUR MINING INC	MS	8/16/2017	LIBOR-1M	10,700	119,626	4,815
COHERUS BIOSCIENCES INC	MS	8/16/2017	LIBOR-1M	(1,900)	(51,965)	2,584
COHU INC	MS	8/16/2017	LIBOR-1M	8,200	91,758	(1,640)
COMMERCIAL VHCLE	MS	8/16/2017	LIBOR-1M	28,400	128,936	(31,524)
COMPAGNIE FINANCIERE RICHEMONT SA	MS	10/24/2017	TOIS-1D	(5,750)	(369,544)	12,735
CONIFER HOLDINGS INC.	MS	8/16/2017	LIBOR-1M	(4,400)	(33,880)	2,464
CONTROL4 CORP	MS	8/16/2017	LIBOR-1M	2,700	30,483	(2,106)
CORE MOLDING TECH	MS	8/16/2017	LIBOR-1M	7,100	123,682	(9,230)
COSAN LTD -CL A	MS	8/16/2017	LIBOR-1M	16,800	149,520	16,296
COUNTRYWIDE PLC	MS	11/14/2017	FEDEF-1D	(28,418)	(62,532)	80,454
COUNTY BANCORP INC	MS	8/16/2017	LIBOR-1M	3,300	65,010	(1,320)
COVENANT TRANSPORTATION GRP	MS	8/16/2017	LIBOR-1M	(4,700)	(75,153)	10,011
CRA INTL INC	MS	8/16/2017	LIBOR-1M	5,400	168,156	24,300
CRAFT BREW ALLIANCE INC	MS	8/16/2017	LIBOR-1M	8,500	136,425	(13,770)
CRAMO OY	MS	10/24/2017	EONIA-1D	1,110	29,150	53
CRAWFORD CO B	MS	8/16/2017	LIBOR-1M	9,600	108,000	(3,360)
CRUCIALTEC	MS	10/15/2018	FEDEF-1D	(763)	(5,337)	1,603
DAIMLER AG	MS	10/24/2017	EONIA-1D	(3,990)	(283,984)	7,615
DAIRY CREST GROUP PLC	MS	11/14/2017	FEDEF-1D	(8,615)	(64,171)	5,035
DAKTRONICS INC	MS	8/16/2017	LIBOR-1M	7,500	62,625	(4,125)
DAQO NEW ENERGY CORP	MS	8/16/2017	LIBOR-1M	4,200	94,962	(126)
DATALINK CORP	MS	8/16/2017	LIBOR-1M	4,200	39,816	(3,696)
DAVIDSTEA INC	MS	8/16/2017	LIBOR-1M	(7,600)	(80,180)	15,808
DAWSON GEOPHYSICAL CO	MS	8/16/2017	LIBOR-1M	6,300	41,265	(6,111)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2016

Company Reference	Counterparty	Termination Date	Receive/ (Pay)	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
DBH DEUTSCHE BETEILIGUNGS- HOLDIN	MS	10/24/2017	EONIA-1D	15,748	531,068	$2,504
DEL FRISCO’S RESTARUANT GROUP	MS	8/16/2017	LIBOR-1M	2,100	30,030	2,121
DEL TACO RESTAURANTS INC	MS	8/16/2017	LIBOR-1M	(7,800)	(104,598)	(10,686)
DELEK US HOLDINGS INC	MS	8/16/2017	LIBOR-1M	(9,900)	(167,310)	9,306
DELTA APPAREL	MS	8/16/2017	LIBOR-1M	7,400	122,100	10,582
DELTIC TIMBER	MS	8/16/2017	LIBOR-1M	(1,600)	(89,888)	16,208
DESTINATION XL GROUP	MS	8/16/2017	LIBOR-1M	(20,600)	(83,430)	9,064
DEUTSCHE BANK AG	MS	10/24/2017	EONIA-1D	(23,850)	(344,023)	(2,307)
DFDS A/S	MS	10/24/2017	CIBOR-1W	890	42,965	(92)
DHI GROUP INC	MS	8/16/2017	LIBOR-1M	14,200	80,940	(31,950)
D’IETEREN SA	MS	10/24/2017	EONIA-1D	12,075	532,059	2,189
DIGI INTL INC	MS	8/16/2017	LIBOR-1M	8,900	81,435	(17,177)
DIME COMMUNITY BANCSHARES	MS	8/16/2017	LIBOR-1M	9,300	150,660	(3,348)
DIOS FASTIGHETER AB	MS	10/24/2017	STIBO-1W	6,700	44,661	(559)
DIRECTCASH PAYMENTS INC	MS	10/16/2017	LIBOR-1M	3,162	44,769	(73)
DOUGLAS DYNAMICS INC	MS	8/16/2017	LIBOR-1M	5,400	173,340	5,022
DUCOMMUN INC	MS	8/16/2017	LIBOR-1M	7,100	135,184	(14,200)
DUERR AG	MS	10/24/2017	EONIA-1D	260	19,358	(579)
DUKSAN NEOLUX	MS	10/15/2018	FEDEF-1D	(2,573)	(66,288)	1,461
DX GROUP PLC	MS	11/14/2017	LIBOR-1M	102,718	23,518	(8,855)
DXB ENTERTAINMENTS PJSC	MS	11/15/2017	FEDEF-1D	(81,221)	(34,718)	(106)
DYNAMIC MATRL	MS	8/16/2017	LIBOR-1M	(4,800)	(52,080)	(1,536)
E INVESTMENT AND DEVELOPMENT CO L	MS	10/15/2018	FEDEF-1D	(64,241)	(40,899)	15,510
EASYJET PLC	MS	10/24/2017	SONIA-1D	(68,100)	(781,350)	(2,085)
ECHO GLOBAL LOGISTICS INC	MS	8/16/2017	LIBOR-1M	(4,900)	(103,880)	9,506
EL POLLO LOCO HOLDINGS INC	MS	8/16/2017	LIBOR-1M	(9,200)	(112,240)	(4,600)
ELDORADO RESORTS INC	MS	8/16/2017	LIBOR-1M	10,100	122,210	(18,180)
ELECTRICITE DE FRANCE	MS	10/24/2017	EONIA-1D	(3,890)	(43,550)	(3)
EMCORE CORP	MS	8/16/2017	LIBOR-1M	8,400	55,020	10,500
EMERCHANTS LTD	MS	9/13/2017	FEDEF-1D	(29,439)	(40,432)	1,856
ENDOLOGIX INC	MS	8/16/2017	LIBOR-1M	(12,100)	(126,566)	33,275
ENERNOC INC	MS	8/16/2017	LIBOR-1M	(9,500)	(49,400)	1,330
ENTERCOM COMMUNICATIONS CORP	MS	8/16/2017	LIBOR-1M	12,900	170,280	3,483
ENTERPRISE FINANCIAL SERVICES CORP	MS	8/16/2017	LIBOR-1M	2,500	82,750	1,925
ENTRAVISION COMM	MS	8/16/2017	LIBOR-1M	(6,900)	(46,230)	5,934
ENZO BIOCHEM INC	MS	8/16/2017	LIBOR-1M	20,300	123,830	21,112
ESCALADE INC	MS	8/16/2017	LIBOR-1M	(3,600)	(43,740)	540
ESPERION THERAPEUTIC	MS	8/16/2017	LIBOR-1M	(2,400)	(24,720)	7,560
ESSENDANT INC	MS	8/16/2017	LIBOR-1M	(4,200)	(64,470)	17,178
ESSENTRA PLC	MS	11/14/2017	FEDEF-1D	(28,611)	(178,178)	25,399
ESTRN VIRGINIA	MS	8/16/2017	LIBOR-1M	3,800	32,072	(152)
EUROPCAR GROUPE SA	MS	10/24/2017	EONIA-1D	(30,500)	(283,131)	8,688
EVOLVING SYS R/S	MS	8/16/2017	LIBOR-1M	10,900	46,325	(1,744)
EXACTECH INC	MS	8/16/2017	LIBOR-1M	4,300	103,845	(9,460)
EXPRESS INC	MS	8/16/2017	LIBOR-1M	(15,400)	(185,108)	11,242
EXTREME NETWORKS	MS	8/16/2017	LIBOR-1M	38,800	163,348	(8,730)
EZCORP INC A	MS	8/16/2017	LIBOR-1M	4,000	39,000	(3,440)
FABRINET	MS	8/16/2017	LIBOR-1M	3,900	148,044	(14,937)
FAIRPOINT COMMUNICATIONS	MS	8/16/2017	LIBOR-1M	(2,300)	(35,880)	—

Company Reference	Counterparty	Termination Date	Receive/ (Pay)	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
FAMOUS DAVE S	MS	8/16/2017	LIBOR-1M	(9,300)	(46,500)	$2,604
FARMERS NAT BNCP	MS	8/16/2017	LIBOR-1M	15,500	162,750	(2,170)
FARO TECHNOLOG	MS	8/16/2017	LIBOR-1M	3,200	107,360	(5,760)
FAURECIA	MS	10/24/2017	EONIA-1D	2,990	109,864	1,621
FBR AMP CO	MS	8/16/2017	LIBOR-1M	(5,700)	(79,230)	(1,710)
FED AGRIC MTG CORP-CL C	MS	8/16/2017	LIBOR-1M	1,900	77,577	(399)
FEDERAL SIGNAL	MS	8/16/2017	LIBOR-1M	2,700	33,156	(2,214)
FEDERATED NATIONAL HOLDING CO	MS	8/16/2017	LIBOR-1M	(3,800)	(68,058)	342
FELCOR SUITE HTL	MS	8/16/2017	LIBOR-1M	(27,200)	(173,808)	5,168
FERREXPO PLC	MS	11/14/2017	LIBOR-1M	94,806	116,346	94,086
FERROVIAL SA	MS	10/24/2017	EONIA-1D	(37,080)	(720,667)	33,136
FEVERTREE DRINKS PLC	MS	11/14/2017	FEDEF-1D	(15,071)	(177,315)	(1,957)
FIELMANN AG	MS	10/24/2017	EONIA-1D	(1,350)	(93,524)	1,117
FIESTA RSTRN GRP	MS	8/16/2017	LIBOR-1M	(6,300)	(166,320)	(9,324)
FIFTH STRT SNR	MS	8/16/2017	LIBOR-1M	(6,900)	(59,271)	2,139
FIRST BUSI FINCL	MS	8/16/2017	LIBOR-1M	(3,600)	(67,860)	15,192
FIRST DEFIANCE	MS	8/16/2017	LIBOR-1M	3,900	153,972	(19,071)
FIRST L I CORP	MS	8/16/2017	LIBOR-1M	2,200	70,290	(770)
FIRST REP BANCP	MS	8/16/2017	LIBOR-1M	(7,800)	(30,810)	1,170
FLEXION THERAPEUTICS INC	MS	8/16/2017	LIBOR-1M	(3,900)	(74,490)	5,265
FLY LEASING LTD	MS	8/16/2017	LIBOR-1M	(3,300)	(40,458)	99
FORESTAR GROUP INC	MS	8/16/2017	LIBOR-1M	(5,800)	(63,800)	1,334
FRANCESCAS HOLDINGS CORP	MS	8/16/2017	LIBOR-1M	7,600	122,132	(5,396)
Franklin Covey Co	MS	8/16/2017	LIBOR-1M	(5,100)	(93,330)	(510)
Franklin Financial Network Inc. Com Accr	MS	8/16/2017	LIBOR-1M	4,800	156,480	(20,688)
FREDS INC	MS	8/16/2017	LIBOR-1M	(18,400)	(167,992)	6,440
FST BUSEY CORP	MS	8/16/2017	LIBOR-1M	6,266	144,807	7,018
FST MERCHANTS	MS	8/16/2017	LIBOR-1M	5,300	149,195	5,406
FTD COMPANIES IN	MS	8/16/2017	LIBOR-1M	(8,600)	(173,032)	8,858
FutureFuel Corp Common shares	MS	8/16/2017	LIBOR-1M	9,100	99,736	(6,552)
GAIN CAPITAL HOLDINGS INC	MS	8/16/2017	LIBOR-1M	(16,000)	(73,600)	22,880
GALAXY RESOURCES LTD	MS	10/15/2018	FEDEF-1D	(222,136)	(59,158)	(7,070)
GAMCO INVESTORS INC	MS	8/16/2017	LIBOR-1M	(3,500)	(99,435)	2,730
GAMESA CORPORACION TECNOLOGICA S	MS	10/24/2017	EONIA-1D	14,220	328,606	(759)
GEM DIAMONDS LTD	MS	11/14/2017	LIBOR-1M	41,092	58,206	(21,325)
GENER8 MARITIME	MS	8/16/2017	LIBOR-1M	(9,300)	(39,246)	12,462
GENMARK DIAGNOSTICS INC	MS	8/16/2017	LIBOR-1M	(11,800)	(125,906)	27,376
GEORG FISCHER AG	MS	10/24/2017	TOIS-1D	165	146,195	2,045
GEOSPACE TECHNOLOGIES CORP	MS	8/16/2017	LIBOR-1M	(2,200)	(40,546)	2,310
GET SA	MS	11/14/2017	FEDEF-1D	(31,046)	(290,332)	28,075
GIBRALTAR INDUSTRIES INC	MS	8/16/2017	LIBOR-1M	4,700	182,830	7,426
GLOBAL BRASS AND COPPER HOLDING	MS	8/16/2017	LIBOR-1M	4,100	117,670	(4,510)
GLOBAL EAGLE ENTERTAINMENT	MS	8/16/2017	LIBOR-1M	(8,300)	(66,815)	12,035
GMR INFRASTRUCTURE Nov16 FUTURE	MS	4/28/2017	EONIA-1D	270,000	55,812	(684)
GOLDEN ENTERTAINMENT INC	MS	8/16/2017	LIBOR-1M	(7,900)	(90,534)	7,110

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2016

Company Reference	Counterparty	Termination Date	Receive/ (Pay)	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
GOLDFIELD CORP	MS	8/16/2017	LIBOR-1M	11,100	30,525	$(2,886)
GRAHAM CORP	MS	8/16/2017	LIBOR-1M	(5,300)	(94,605)	8,904
GREAT CDN GAM	MS	10/16/2017	LIBOR-1M	1,900	31,562	(793)
GREEN BANCORP INC	MS	8/16/2017	LIBOR-1M	(7,100)	(73,485)	11,573
GREEN BRICK PARTNERS INC	MS	8/16/2017	LIBOR-1M	(6,800)	(52,020)	3,604
GREENHILL	MS	8/16/2017	LIBOR-1M	(3,000)	(70,350)	(1,350)
GREENLIGHT CAPITAL RE LTD	MS	8/16/2017	LIBOR-1M	(8,700)	(173,130)	5,568
GREGGS PLC	MS	10/24/2017	SONIA-1D	37,140	434,542	(10,460)
GURIT HOLDING AG	MS	10/24/2017	TOIS-1D	583	493,302	(10,301)
GW PHARMACEUTICALS PLC	MS	10/24/2017	SONIA-1D	(37,145)	(361,598)	26,153
GWA GROUP LTD	MS	10/15/2018	LIBOR-1M	52,379	113,986	(2,595)
H & M HENNES & MAURITZ AB	MS	10/24/2017	STIBO-1W	(25,930)	(728,964)	14,344
H&E EQUIPMENT SERVICES INC	MS	8/16/2017	LIBOR-1M	(8,300)	(115,785)	12,457
H&R AKTIENGESELLSCHAFT	MS	10/24/2017	EONIA-1D	3,410	63,022	3,189
HABIT RESTAURANTS INC/THE	MS	8/16/2017	LIBOR-1M	(8,800)	(124,520)	(1,936)
HACKETT GROUP INC	MS	8/16/2017	LIBOR-1M	9,500	153,140	190
HAENGNAM HOUSEHOLD AND HEALTH C	MS	10/15/2018	FEDEF-1D	(27,198)	(39,904)	(2,564)
HAL TRUST	MS	10/24/2017	EONIA-1D	(263)	(51,908)	554
HANMI FINANCIAL	MS	8/16/2017	LIBOR-1M	2,900	72,500	(5,481)
HANSSEM	MS	11/1/2017	FEDEF-1D	(1,577)	(244,458)	(12,066)
HANSSEM	MS	10/15/2018	FEDEF-1D	(1,788)	(277,166)	(474)
HARDINGE INC	MS	8/16/2017	LIBOR-1M	7,500	72,750	(9,225)
HARVARD BIOSCI	MS	8/16/2017	LIBOR-1M	20,800	49,920	(3,744)
Health Insurance Innovations Inc	MS	8/16/2017	LIBOR-1M	5,500	30,800	(1,925)
HEALTHWAYS INC	MS	8/16/2017	LIBOR-1M	1,900	47,120	(399)
HECLA MINING CO	MS	8/16/2017	LIBOR-1M	19,900	119,201	17,313
HEIDELBERGCEMENT AG	MS	10/24/2017	EONIA-1D	(1,140)	(107,701)	(900)
HEIDELBERGCEMENT AG	MS	10/24/2017	EONIA-1D	1,140	107,876	1,000
HEIDELBERGER DRUCKMASCHINEN AG	MS	10/24/2017	EONIA-1D	7,800	20,698	145
HEIDRICK STRUGG	MS	8/16/2017	LIBOR-1M	7,100	131,350	(7,455)
HELIX ENERGY SOLUTIONS GROUP INC	MS	8/16/2017	LIBOR-1M	4,000	34,880	(2,520)
HERITAGE INSURANCE HOLDINGS IN	MS	8/16/2017	LIBOR-1M	(3,700)	(43,623)	3,478
HERITAGE-CRYSTAL CLEAN INC	MS	8/16/2017	LIBOR-1M	2,700	35,370	—
HERTZ GLOBAL HOLDINGS INC	MS	8/16/2017	LIBOR-1M	(2,800)	(84,252)	10,556
HESKA CORP	MS	8/16/2017	LIBOR-1M	1,300	64,220	(5,252)
HIBBETT SPORTS INC	MS	8/16/2017	LIBOR-1M	(2,900)	(112,665)	8,062
HOLCIM LTD	MS	10/24/2017	TOIS-1D	(5,160)	(275,356)	2,367
HOMESTREET INC	MS	8/16/2017	LIBOR-1M	6,600	181,830	18,612
HORIZON GBL CORP	MS	8/16/2017	LIBOR-1M	9,600	192,384	(9,600)
HORNBECK OFF SRV	MS	8/16/2017	LIBOR-1M	(20,900)	(82,973)	50,787
HORTONWORKS INC	MS	8/16/2017	LIBOR-1M	(8,300)	(63,412)	8,383
HSBC HOLDINGS PLC	MS	10/24/2017	SONIA-1D	(98,400)	(742,464)	6,386
HYSTR YL MRL HND	MS	8/16/2017	LIBOR-1M	(700)	(40,747)	(427)
HYUNDAI MIPO DOCKYARD	MS	11/1/2017	FEDEF-1D	(3,193)	(196,032)	17,325
ICADE	MS	11/14/2017	FEDEF-1D	(2,352)	(168,825)	(10,582)
ICU MEDICAL INC	MS	8/16/2017	LIBOR-1M	1,100	153,230	(10,395)
IEC ELTR	MS	8/16/2017	LIBOR-1M	11,600	41,760	(17,400)

Company Reference	Counterparty	Termination Date	Receive/ (Pay)	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
IMMERSION CORP	MS	8/16/2017	LIBOR-1M	(18,300)	(149,328)	$(5,124)
IMPAC MORTGAGE	MS	8/16/2017	LIBOR-1M	2,200	34,870	2,222
IMPEDIMED LTD	MS	9/13/2017	FEDEF-1D	(39,332)	(48,782)	(3,078)
IMPEDIMED LTD	MS	10/15/2018	FEDEF-1D	(53,380)	(66,205)	(186)
INDEPENDENCE REALTY TRUST IN	MS	8/16/2017	LIBOR-1M	3,400	28,322	(544)
INDEPENDENT BANK GROUP INC	MS	8/16/2017	LIBOR-1M	3,800	183,540	13,490
INDIVIOR PLC	MS	11/14/2017	LIBOR-1M	89,623	344,075	46,375
INFRAREIT INC	MS	8/16/2017	LIBOR-1M	(4,400)	(73,128)	1,056
INGENIA COMMUNITIES GROUP	MS	9/13/2017	FEDEF-1D	(19,701)	(40,774)	2,131
INGENIA COMMUNITIES GROUP	MS	10/15/2018	FEDEF-1D	(34,122)	(70,621)	2,403
INGLES CL A	MS	8/16/2017	LIBOR-1M	800	31,600	(200)
INLAND PLC	MS	10/24/2017	STIBO-1W	75,112	54,725	(1,265)
INNERWORKINGS INC	MS	8/16/2017	LIBOR-1M	15,400	135,674	—
INSTRUCTURE INC	MS	8/16/2017	LIBOR-1M	(2,400)	(61,080)	(1,795)
INTELLIA THERAPEUTICS INC	MS	8/16/2017	LIBOR-1M	3,800	52,364	2,546
INTERSECT ENT INC	MS	8/16/2017	LIBOR-1M	(3,900)	(56,940)	7,410
INTL FCSTONE INC	MS	8/16/2017	LIBOR-1M	800	28,720	(2,000)
INTRALINKS HOLDINGS INC	MS	8/16/2017	LIBOR-1M	7,900	72,443	(3,002)
INV RE TRUST	MS	8/16/2017	LIBOR-1M	(27,900)	(169,353)	(7,812)
INVACARE INC	MS	8/16/2017	LIBOR-1M	(14,600)	(133,590)	41,610
INVENTURE FOODS INC	MS	8/16/2017	LIBOR-1M	(15,000)	(126,900)	16,200
INVEST TECH GRP	MS	8/16/2017	LIBOR-1M	(10,100)	(154,631)	16,362
INVUITY INC	MS	8/16/2017	LIBOR-1M	(4,600)	(46,690)	16,192
IPSOS	MS	10/24/2017	EONIA-1D	1,570	51,215	1,759
IRISH RESIDENTIAL PROPERTIES REIT PL	MS	10/24/2017	EONIA-1D	18,200	23,449	(898)
IROBOT CORPORATION	MS	8/16/2017	LIBOR-1M	(1,300)	(65,910)	(9,243)
ITURAN LOCATION AND CONTROL	MS	8/16/2017	LIBOR-1M	2,000	53,200	(120)
JA SOLAR HOLDING CO LTD	MS	8/16/2017	LIBOR-1M	14,200	82,644	(10,792)
JAYJUN CO LTD	MS	10/15/2018	FEDEF-1D	(2,460)	(10,044)	8,699
JD SPORTS FASHION PLC	MS	10/24/2017	SONIA-1D	30,130	560,423	(15,581)
JENAX INC	MS	10/15/2018	FEDEF-1D	(1,646)	(36,440)	(13,405)
JENOPTIK AG	MS	10/24/2017	EONIA-1D	1,700	29,116	(298)
K12 INC	MS	8/16/2017	LIBOR-1M	3,500	37,940	(12,495)
K2M GROUP HOLDINGS INC	MS	8/16/2017	LIBOR-1M	(2,600)	(44,382)	5,356
KAPPAHL AB (PUBL)	MS	10/24/2017	STIBO-1W	13,092	68,222	(145)
KAPSCH TRAFFICCOM AG	MS	10/24/2017	EONIA-1D	501	22,386	467
KARDEX AG	MS	10/24/2017	TOIS-1D	5,303	452,994	(24,095)
KEARNY FINANCIAL	MS	8/16/2017	LIBOR-1M	(7,719)	(107,680)	(1,698)
KERRY GROUP	MS	11/14/2017	FEDEF-1D	(3,840)	(278,410)	47,358
KEYWARE HOLDING CORP	MS	8/16/2017	LIBOR-1M	(5,400)	(56,646)	1,318
KIMBALL INTL B	MS	8/16/2017	LIBOR-1M	11,800	147,500	(2,596)
KINDRED HLTHCARE	MS	8/16/2017	LIBOR-1M	2,900	28,565	145
KIRKLANDS INC	MS	8/16/2017	LIBOR-1M	(8,900)	(108,669)	(445)
KLOECKNER & CO. SE	MS	10/24/2017	EONIA-1D	5,930	73,931	520
KNM GROUP BHD	MS	12/5/2017	FEDEF-1D	(422,500)	(40,277)	8,685
KNOLL INC	MS	8/16/2017	LIBOR-1M	6,500	140,660	5,070
KOENIG & BAUER AKTIENGESELLSCHAFT	MS	10/24/2017	EONIA-1D	1,360	63,803	1,171
KONA GRILL	MS	8/16/2017	LIBOR-1M	(10,500)	(112,875)	13,755
KOPIN CORP	MS	8/16/2017	LIBOR-1M	(14,200)	(29,678)	1,988
KOPPERS HOLDINGS INC	MS	8/16/2017	LIBOR-1M	5,400	176,850	3,078

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2016

Company Reference	Counterparty	Termination Date	Receive/(Pay)	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
KOREA AEROSPACE INDUSTRIES LTD	MS	11/1/2017	FEDEF-1D	(1,799)	(101,808)	$5,178
KRATON CORP	MS	8/16/2017	LIBOR-1M	4,900	125,587	(43,316)
KUDELSKI SA	MS	10/24/2017	TOIS-1D	980	16,871	(445)
KUMHO TIRE	MS	11/1/2017	FEDEF-1D	(7,132)	(63,842)	6,203
KVAERNER ASA	MS	10/24/2017	NIBOR-1W	313,000	410,545	11,351
L.B. FOSTER	MS	8/16/2017	LIBOR-1M	5,500	68,200	1,650
LABRADOR IRON ORE ROYALTY CORP	MS	10/16/2017	LIBOR-1M	13,300	145,668	20,514
LADDER CAPITAL CORP	MS	8/16/2017	LIBOR-1M	(4,800)	(60,864)	(960)
LANDENBURG THALMANN FINL	MS	8/16/2017	LIBOR-1M	(14,200)	(28,968)	3,408
LANTHEUS HOLDINGS INC	MS	8/16/2017	LIBOR-1M	10,500	90,825	6,615
LAWSON PRODS	MS	8/16/2017	LIBOR-1M	(4,600)	(86,710)	(6,394)
LEE ENTERPRISES	MS	8/16/2017	LIBOR-1M	8,300	21,165	(6,723)
LEGOCHEM BIOSCIE	MS	10/15/2018	FEDEF-1D	(1,236)	(33,786)	(5,710)
LI PENG ENT.	MS	10/12/2017	FEDEF-1D	(69,000)	(15,517)	126
LIMELIGHT NETWORKS INC	MS	8/16/2017	LIBOR-1M	33,400	59,452	(2,672)
LINDBLAD EXPEDITIONS HOLDINGS INC	MS	8/16/2017	LIBOR-1M	(9,300)	(76,167)	5,580
LIQUEFIED NATURAL GAS LTD	MS	10/15/2018	FEDEF-1D	(71,878)	(30,628)	9,304
LIQUIDITY SERVICES INC	MS	8/16/2017	LIBOR-1M	2,900	25,665	(2,755)
LIVE OAK BANCSHA	MS	8/16/2017	LIBOR-1M	(12,608)	(201,098)	(16,138)
LOGITECH INTERNATIONAL SA	MS	10/24/2017	TOIS-1D	5,070	122,607	12,798
LONZA GROUP LTD.	MS	10/24/2017	TOIS-1D	393	74,126	1,261
LSB INDS INC	MS	8/16/2017	LIBOR-1M	(8,500)	(44,965)	13,260
LT GROUP INC	MS	5/11/2017	FEDEF-1D	160,229	47,763	(643)
LUMINEX CORP	MS	8/16/2017	LIBOR-1M	2,000	41,660	(4,120)
LUMS NTWRK CORP	MS	8/16/2017	LIBOR-1M	(2,200)	(31,262)	396
LYDALL INC	MS	8/16/2017	LIBOR-1M	2,200	102,850	(8,624)
M T S SYSTEMS	MS	8/16/2017	LIBOR-1M	(1,700)	(80,835)	(6,239)
M/I HOMES INC	MS	8/16/2017	LIBOR-1M	7,000	150,570	(13,230)
MAIL.RU GROUP-GDR REGS	MS	9/7/2017	FEDEF-1D	(5,105)	(83,569)	4,744
MAINSOURCE FINANCIAL GROUP INC	MS	8/16/2017	LIBOR-1M	1,500	37,440	(1,110)
MAKEMYTRIP LTD	MS	8/16/2017	LIBOR-1M	(3,900)	(110,760)	(24,999)
Malvern Bancorp, Inc. Common Stock	MS	8/16/2017	LIBOR-1M	2,100	37,275	1,494
MARCUS & MILICHP	MS	8/16/2017	LIBOR-1M	(2,200)	(51,546)	3,564
MARCUS CP	MS	8/16/2017	LIBOR-1M	2,000	53,000	3,260
MARTEN TRANS	MS	8/16/2017	LIBOR-1M	(5,500)	(112,750)	1,650
MATRIX SERVICE	MS	8/16/2017	LIBOR-1M	2,200	38,940	(2,244)
MBK CO LTD	MS	10/15/2018	FEDEF-1D	(20,000)	(17,641)	23,566
MCCLATCHY NEWS	MS	8/16/2017	LIBOR-1M	2,000	28,200	(7,380)
MCDERMOTT INTL	MS	8/16/2017	LIBOR-1M	11,100	57,054	(1,110)
MDC PARTNERS INC	MS	8/16/2017	LIBOR-1M	(11,700)	(98,865)	28,314
MED FACILS UN	MS	10/16/2017	LIBOR-1M	6,825	111,337	27,800
MEDGENICS INC	MS	8/16/2017	LIBOR-1M	(9,200)	(44,344)	5,888
MEDIASET ESPANA COMUNICACION SA	MS	10/24/2017	EONIA-1D	42,850	478,073	(3,554)
MEDIFAST INC	MS	8/16/2017	LIBOR-1M	4,000	164,240	9,240
MERCER INTL	MS	8/16/2017	LIBOR-1M	11,000	86,900	(4,290)
MERIDIAN BIOSCIENCE INC	MS	8/16/2017	LIBOR-1M	(5,600)	(92,120)	17,080
MERIT MEDIC	MS	8/16/2017	LIBOR-1M	1,800	39,510	(4,086)
MERRIMACK PHARMACEUTICALS INC	MS	8/16/2017	LIBOR-1M	(13,400)	(69,948)	5,896

Company Reference	Counterparty	Termination Date	Receive/(Pay)	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
MESA LAB	MS	8/16/2017	LIBOR-1M	(1,500)	(189,360)	$(6,375)
META FINANCIAL GROUP INC	MS	8/16/2017	LIBOR-1M	2,900	212,425	19,894
METALL ZUG AG	MS	10/24/2017	TOIS-1D	29	93,116	(59)
METRO BANK PLC	MS	10/24/2017	SONIA-1D	(22,880)	(775,779)	(6,444)
MGP INGREDIENTS INC	MS	8/16/2017	LIBOR-1M	(2,900)	(102,109)	18,415
MICRONIC MYDATA AB	MS	10/24/2017	STIBO-1W	7,360	76,746	(1,674)
MIDLAND STATES BANCORP INC	MS	8/16/2017	LIBOR-1M	3,700	94,461	(37)
MILACRN HLD CRP	MS	8/16/2017	LIBOR-1M	(5,600)	(81,536)	7,952
MIMECAST LTD	MS	8/16/2017	LIBOR-1M	(2,000)	(40,480)	(2,460)
MIRAEING CO LTD	MS	10/15/2018	FEDEF-1D	(5,716)	(6,989)	1,987
MIRATI THERAPEUTICS	MS	8/16/2017	LIBOR-1M	(6,700)	(33,835)	6,164
MOBISTAR SA	MS	10/24/2017	EONIA-1D	4,340	97,627	(2,464)
MODEL N INC	MS	8/16/2017	LIBOR-1M	(14,200)	(146,260)	1,420
MODINE MANUFACTURING	MS	8/16/2017	LIBOR-1M	13,500	147,825	(8,775)
MONASH IVF GROUP LTD	MS	10/15/2018	LIBOR-1M	53,107	85,263	(12,828)
MONOTYPE IMAGING HOLDING INC	MS	8/16/2017	LIBOR-1M	(3,700)	(70,670)	8,695
MORPHOSYS AG	MS	10/24/2017	EONIA-1D	(9,330)	(412,590)	8,922
MOTHERCARE PLC	MS	11/14/2017	FEDEF-1D	(30,780)	(40,310)	17,079
MTGE INVESTMENT CROP	MS	8/16/2017	LIBOR-1M	6,700	114,235	3,551
MULTI-COLOR CP	MS	8/16/2017	LIBOR-1M	(2,600)	(168,805)	2,795
NATIONAL CINEMEDIA INC	MS	8/16/2017	LIBOR-1M	(5,500)	(76,285)	2,970
NATIONAL STORAGE	MS	8/16/2017	LIBOR-1M	6,800	133,144	1,088
NATURAL GROCERS BY VITAMIN COTTAG	MS	8/16/2017	LIBOR-1M	(15,200)	(180,576)	1,064
NATURECELL CO LTD	MS	10/15/2018	FEDEF-1D	(17,479)	(63,272)	12,202
NAVIGANT CONSUL	MS	8/16/2017	LIBOR-1M	3,500	81,900	13,020
NCC GROUP PLC	MS	10/24/2017	SONIA-1D	(164,200)	(381,014)	67,356
NCI INC CLASS A	MS	8/16/2017	LIBOR-1M	7,648	89,864	3,059
NEOMETALS LTD	MS	10/15/2018	FEDEF-1D	(192,532)	(49,809)	5,251
NETCOMM WIRELESS LTD	MS	10/15/2018	FEDEF-1D	(32,136)	(55,507)	18,340
NEW MDA INVT GRP	MS	8/16/2017	LIBOR-1M	(6,400)	(92,160)	2,368
NEW SENIOR INVE	MS	8/16/2017	LIBOR-1M	(5,351)	(55,757)	(642)
NEXANS SA	MS	10/24/2017	EONIA-1D	4,920	279,342	(4,963)
NEXPOINT RESIDENTIAL	MS	8/16/2017	LIBOR-1M	4,700	87,608	3,948
NICOLET BANKSHARES INC	MS	8/16/2017	LIBOR-1M	(2,100)	(81,396)	315
NII Holdings Inc. Common Stock Par $	MS	8/16/2017	LIBOR-1M	(9,700)	(23,765)	6,208
NIMBLE STORAGE	MS	8/16/2017	LIBOR-1M	(12,300)	(93,849)	16,482
NKT CABLES A/S	MS	10/24/2017	CIBOR-1W	4,954	333,286	6,061
NMC HEALTH PLC	MS	9/7/2017	FEDEF-1D	(1,955)	(34,878)	(5,613)
NOKIA CORPORATION	MS	10/24/2017	EONIA-1D	(151,600)	(676,221)	79,649
NORTHFIELD BNCRP	MS	8/16/2017	LIBOR-1M	(3,200)	(52,640)	(800)
NORTHWEST PIPE	MS	8/16/2017	LIBOR-1M	3,600	47,196	3,528
NORWEGIAN AIR SHUTTLE ASA	MS	10/24/2017	NIBOR-1W	(7,048)	(237,374)	18,489
NOVADAQ TECH	MS	8/16/2017	LIBOR-1M	(11,600)	(128,876)	(1,450)
NOVANTA INC	MS	8/16/2017	LIBOR-1M	6,700	116,915	67
NOVOZYMES A/S	MS	10/24/2017	CIBOR-1W	(9,590)	(355,810)	55,542
NUMEREX CORP	MS	8/16/2017	LIBOR-1M	(9,600)	(68,256)	5,568
NV5 GLOBAL INC	MS	8/16/2017	LIBOR-1M	4,500	128,700	(10,035)
OBI	MS	10/12/2017	FEDEF-1D	(3,100)	(32,451)	14,081
OBR HUARTE LAIN	MS	11/14/2017	FEDEF-1D	(71,647)	(287,690)	(104,808)
OCEAN FINCL CP	MS	8/16/2017	LIBOR-1M	(8,400)	(173,712)	(11,676)
OCI N.V.	MS	10/24/2017	EONIA-1D	(33,560)	(465,502)	(14,075)
OLD SECOND BNCP	MS	8/16/2017	LIBOR-1M	3,800	29,450	(1,368)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2016

Company Reference	Counterparty	Termination Date	Receive/ (Pay)	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
OMEGA PROTEIN CP	MS	8/16/2017	LIBOR-1M	6,800	151,640	$(6,868)
OMNOVA SOLUTIONS	MS	8/16/2017	LIBOR-1M	10,000	76,000	(8,500)
OPUS BANK	MS	8/16/2017	LIBOR-1M	(2,700)	(54,135)	11,338
ORBCOMM CORP	MS	8/16/2017	LIBOR-1M	(7,400)	(66,082)	7,252
ORBOTECH	MS	8/16/2017	LIBOR-1M	1,000	27,400	(1,220)
ORCHIDS PAPR PRO	MS	8/16/2017	LIBOR-1M	(6,500)	(166,790)	15,145
ORDINA NV	MS	10/24/2017	EONIA-1D	8,000	21,290	(158)
ORION CORP	MS	10/15/2018	FEDEF-1D	(97)	(60,569)	9,483
ORITANI FINANCIAL CORP	MS	8/16/2017	LIBOR-1M	4,600	71,990	506
OROCOBRE LTD	MS	9/13/2017	FEDEF-1D	(3,630)	(10,579)	(1,890)
OROCOBRE LTD	MS	10/15/2018	FEDEF-1D	(5,954)	(17,351)	(3,100)
OTONOMY INC	MS	8/16/2017	LIBOR-1M	(1,600)	(24,160)	5,200
OVERSTOCK.COM	MS	8/16/2017	LIBOR-1M	(2,700)	(39,555)	1,269
P.T.C.L. (A)	MS	10/10/2018	FEDEF-1D	72,000	11,419	(1,435)
PAC CONTINENTAL	MS	8/16/2017	LIBOR-1M	(8,500)	(145,775)	2,550
PAC MERCANTL BK	MS	8/16/2017	LIBOR-1M	(17,100)	(95,760)	31,464
PACIFIC BIOSCIENCES OF CALIFORNIA	MS	8/16/2017	LIBOR-1M	(3,300)	(28,050)	1,815
PACIFIC ETHANOL	MS	8/16/2017	LIBOR-1M	9,300	69,285	2,511
PAK SUZUKI MOTOR	MS	10/10/2018	FEDEF-1D	14,000	69,500	(4,801)
PAM TRANS SVC	MS	8/16/2017	LIBOR-1M	(2,900)	(57,130)	4,495
PANGEN BIOTECH INC	MS	10/15/2018	FEDEF-1D	(3,409)	(51,058)	3,817
PAR PACIFIC HOLDINGS INC	MS	8/16/2017	LIBOR-1M	(10,540)	(134,280)	14,545
PARATEK PHARMACEUTICALS INC	MS	8/16/2017	LIBOR-1M	(4,700)	(50,290)	16,685
PARK OHIO INDS	MS	8/16/2017	LIBOR-1M	(2,600)	(83,070)	9,672
PARROT	MS	10/24/2017	EONIA-1D	(28,441)	(252,603)	24,013
PATRICK INDS	MS	8/16/2017	LIBOR-1M	2,900	166,315	(16,356)
PC CONNECTION	MS	8/16/2017	LIBOR-1M	4,100	95,161	(11,029)
PCM	MS	8/16/2017	LIBOR-1M	4,300	91,160	(5,719)
PDF SOLUTIONS	MS	8/16/2017	LIBOR-1M	(5,100)	(100,725)	(6,834)
PDL BIOPHARMA	MS	8/16/2017	LIBOR-1M	21,700	69,874	(1,519)
PEAB AB	MS	10/24/2017	STIBO-1W	2,300	19,505	573
PEAPACK GLADSTON	MS	8/16/2017	LIBOR-1M	4,500	95,175	(4,860)
PENNYMAC FINANCIAL SERVICE	MS	8/16/2017	LIBOR-1M	10,000	171,000	10,800
PEPTRON INC	MS	11/1/2017	FEDEF-1D	(1,500)	(54,757)	13,171
PERION NETWORK LTD	MS	8/16/2017	LIBOR-1M	31,092	32,336	(4,664)
PERRY ELLIS	MS	8/16/2017	LIBOR-1M	5,300	98,527	(2,862)
PEUGEOT SA	MS	10/24/2017	EONIA-1D	51,040	763,647	18,006
PHARMERICA CP	MS	8/16/2017	LIBOR-1M	4,800	114,240	(16,512)
PHH	MS	8/16/2017	LIBOR-1M	(6,200)	(90,024)	1,488
PHOENIX GROUP HOLDINGS	MS	10/24/2017	SONIA-1D	12,200	109,129	(18,902)
PHOENIX GROUP HOLDINGS	MS	10/24/2017	SONIA-1D	5,600	15,223	15,223
PIONEER ENERGY SERVICES CORPORATI	MS	8/16/2017	LIBOR-1M	15,700	55,735	(14,915)
PLUS500UK LTD.	MS	10/24/2017	SONIA-1D	88,500	670,258	(42,261)
PLY GEM HOLDINGS INC	MS	8/16/2017	LIBOR-1M	7,300	100,010	(2,555)
PREFERRED BK LA	MS	8/16/2017	LIBOR-1M	4,600	174,432	12,098
PREMIER OIL PLC	MS	10/24/2017	SONIA-1D	140,148	113,263	(11,584)
PRIMO WATER CORP	MS	8/16/2017	LIBOR-1M	11,100	145,299	888
PRIMORIS SVCS CP	MS	8/16/2017	LIBOR-1M	(5,700)	(114,171)	4,503
PRO HOLDINGS INC	MS	8/16/2017	LIBOR-1M	(4,700)	(103,024)	3,196
PROTEOSTASIS THE RAPEUTICS IN	MS	8/16/2017	LIBOR-1M	2,500	17,800	(19,700)
PROVIDENT FINANCIAL PLC	MS	10/24/2017	SONIA-1D	(12,360)	(446,477)	2,845
PTC THERAPEUTICS	MS	8/16/2017	LIBOR-1M	(3,900)	(24,219)	28,782
Q2 HOLDINGS INC	MS	8/16/2017	LIBOR-1M	(3,100)	(87,110)	1,829

Company Reference	Counterparty	Termination Date	Receive/ (Pay)	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
QANTAS AIRWAYS LTD	MS	10/15/2018	LIBOR-1M	66,619	155,113	$(9,855)
QINETIQ GROUP PLC	MS	10/24/2017	SONIA-1D	181,600	511,894	(2,446)
QUAD GRAPHIC INC	MS	8/16/2017	LIBOR-1M	6,100	144,936	(12,810)
QUANEX BUILDING PRODUCTS CORP	MS	8/16/2017	LIBOR-1M	3,900	63,570	(1,950)
QUIDEL CORP	MS	8/16/2017	LIBOR-1M	(2,200)	(42,460)	6,138
RADIANT LOGISTICS INC	MS	8/16/2017	LIBOR-1M	(20,400)	(51,000)	1,224
RADWARE LTD	MS	8/16/2017	LIBOR-1M	(12,300)	(166,173)	(11,316)
RAIN INDUSTRIES LTD	MS	11/14/2017	FEDEF-1D	86,159	67,433	(4,390)
RAMAYANA LESTARI	MS	10/12/2017	FEDEF-1D	802,800	84,292	8,224
RANDGOLD RESOURCES LTD	MS	10/24/2017	SONIA-1D	(850)	(75,356)	(1,383)
RATHBONE BROTHERS PLC	MS	11/14/2017	FEDEF-1D	(2,961)	(64,504)	15,824
RAVEN INDS	MS	8/16/2017	LIBOR-1M	5,100	109,395	(3,264)
RAYONR ADV MTRL	MS	8/16/2017	LIBOR-1M	14,600	188,778	(2,774)
RCI HOSPITALITY HOLDINGS INC	MS	8/16/2017	LIBOR-1M	6,399	74,292	(2,112)
RE/MAX HLDGS INC	MS	8/16/2017	LIBOR-1M	3,000	130,350	5,340
REALIA BUSINESS	MS	11/14/2017	LIBOR-1M	71,709	69,175	(11,046)
RED ROBIN GOURM	MS	8/16/2017	LIBOR-1M	(3,100)	(142,600)	(6,376)
REGULUS THERAPEUTICS	MS	8/16/2017	LIBOR-1M	(8,800)	(24,200)	6,336
REIS INC	MS	8/16/2017	LIBOR-1M	(5,600)	(110,040)	3,640
RENTECH INC	MS	8/16/2017	LIBOR-1M	9,700	23,377	(3,880)
RESOLUTE ENERGY CORP	MS	8/16/2017	LIBOR-1M	1,500	38,850	(4,920)
RESOLUTE FOREST PRODUCTS	MS	8/16/2017	LIBOR-1M	(7,500)	(35,625)	3,225
RETAIL FOOD GROUP LTD	MS	10/15/2018	LIBOR-1M	42,029	216,504	(3,633)
RIETER HOLDING AG	MS	10/24/2017	TOIS-1D	1,713	325,520	(8,711)
RIGEL PHARMA	MS	8/16/2017	LIBOR-1M	13,400	34,840	(15,678)
RIGNET INC	MS	8/16/2017	LIBOR-1M	(4,000)	(60,000)	3,040
RING ENERGY INC	MS	8/16/2017	LIBOR-1M	(4,800)	(44,304)	11,568
RIO TINTO LTD	MS	9/13/2017	LIBOR-1M	9,945	409,988	46,661
ROGERS SUGAR INC	MS	10/16/2017	LIBOR-1M	23,100	108,159	7,405
ROYAL DUTCH SHELL PLC	MS	10/24/2017	EONIA-1D	(3,970)	(98,859)	2,394
ROYAL UNIBREW A/S	MS	10/24/2017	CIBOR-1W	4,260	199,060	(5,526)
RTI SURGICAL INC	MS	8/16/2017	LIBOR-1M	9,600	24,480	(5,280)
RUDOLPH TECHNOLOGIES INC	MS	8/16/2017	LIBOR-1M	2,700	48,870	702
RUENTEX DEVELOPMENT	MS	10/12/2017	FEDEF-1D	(45,000)	(51,881)	655
RURAL ELECTRIFICATION CORPORATION	MS	11/14/2017	FEDEF-1D	202,153	408,485	56,685
RYERSON HOLDING CORP	MS	8/16/2017	LIBOR-1M	2,600	26,650	2,236
SAFEGUARD SCIEN	MS	8/16/2017	LIBOR-1M	(6,200)	(73,160)	10,044
SAFESTORE HOLDINGS PLC	MS	10/24/2017	SONIA-1D	53,200	233,409	(10,618)
SAFETY INS GP	MS	8/16/2017	LIBOR-1M	(900)	(60,930)	252
SAMSUNG EL-MECH	MS	11/1/2017	FEDEF-1D	(3,606)	(148,327)	8,898
SAMSUNG ENG	MS	11/1/2017	FEDEF-1D	(6,339)	(52,426)	264
SAMSUNG ENG	MS	10/15/2018	FEDEF-1D	(27,568)	(227,997)	8,401
SAMSUNG SDI	MS	10/15/2018	FEDEF-1D	(4,223)	(347,781)	(7,136)
SAPA AB	MS	10/24/2017	STIBO-1W	63,098	612,578	—
SARACEN MINERAL HOLDINGS LTD	MS	10/15/2018	FEDEF-1D	(282,726)	(239,866)	70,970
SCANDIC HOTELS GROUP AB	MS	10/24/2017	STIBO-1W	19,740	171,987	(1,092)
SCICLONE	MS	8/16/2017	LIBOR-1M	6,100	54,595	(7,076)
SEACHANGE INTL	MS	8/16/2017	LIBOR-1M	(9,100)	(23,933)	1,456
SEACOR HLDGS	MS	8/16/2017	LIBOR-1M	(2,600)	(128,206)	31,174
SEVEN WEST MEDIA LTD	MS	9/13/2017	LIBOR-1M	241,816	125,119	(9,825)
SEVEN WEST MEDIA LTD	MS	10/15/2018	LIBOR-1M	40,936	21,181	(650)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2016

Company Reference	Counterparty	Termination Date	Receive/ (Pay)	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
SGL CARBON SE	MS	10/24/2017	EONIA-1D	(8,490)	(105,753)	$1,722
SHORETEL INC	MS	8/16/2017	LIBOR-1M	(12,200)	(81,130)	15,616
SIERRA BANCORP	MS	8/16/2017	LIBOR-1M	3,700	66,082	(3,182)
SIGMA DESIGNS	MS	8/16/2017	LIBOR-1M	(14,400)	(105,120)	8,208
SIGMA PHARMACEUTICALS LTD	MS	9/13/2017	LIBOR-1M	157,893	159,787	(7,874)
SIGMA PHARMACEUTICALS LTD	MS	10/15/2018	LIBOR-1M	168,635	170,658	19,353
SILICON MOTION	MS	8/16/2017	LIBOR-1M	2,000	81,220	(24,100)
SILVER SPRING NETWORKS INC	MS	8/16/2017	LIBOR-1M	5,700	80,142	1,539
SIMULATNS PLUS	MS	8/16/2017	LIBOR-1M	(7,300)	(61,320)	2,555
SINO-THAI ENGI	MS	10/11/2017	FEDEF-1D	(21,339)	(9,760)	4,522
SISTEMA PJSC FC	MS	8/3/2017	LIBOR-1M	358,800	109,113	(14,221)
SMARK CO LTD	MS	10/15/2018	FEDEF-1D	(2,100)	(7,253)	(3,898)
SMART & FINAL	MS	8/16/2017	LIBOR-1M	(14,000)	(168,000)	14,000
SODASTREAM INTERNATIONAL LTD	MS	8/16/2017	LIBOR-1M	1,100	28,468	990
SORIBADA INC	MS	11/1/2017	FEDEF-1D	(1,967)	(2,491)	914
SORIBADA INC	MS	10/15/2018	FEDEF-1D	(27,399)	(34,696)	12,756
SOUTHERN CROSS MEDIA GROUP L	MS	9/13/2017	LIBOR-1M	145,753	159,701	(18,540)
SOUTHERN CROSS MEDIA GROUP L	MS	10/15/2018	LIBOR-1M	143,528	157,263	(6,907)
SPAREBANK 1 SR-BANK ASA	MS	10/24/2017	NIBOR-1W	17,500	104,297	313
SPARK NETWORKS	MS	8/16/2017	LIBOR-1M	(5,200)	(7,748)	416
SPARK NETWORKS	MS	8/16/2017	LIBOR-1M	5,200	7,748	(572)
SPARTON CORP	MS	8/16/2017	LIBOR-1M	(6,000)	(143,580)	8,580
SPEEDCAST INTERNATIONAL LTD	MS	10/15/2018	FEDEF-1D	(21,123)	(64,129)	692
SPORTS DIRECT INTERNATIONAL	MS	11/14/2017	FEDEF-1D	(3,507)	(11,849)	99
SPORTS DIRECT INTERNATIONAL PLC	MS	10/24/2017	SONIA-1D	(50,300)	(170,426)	3,141
SSAB SVENSKT STAL AB	MS	10/24/2017	STIBO-1W	(6,100)	(19,322)	526
STAAR SURG NEW	MS	8/16/2017	LIBOR-1M	(5,400)	(45,630)	9,720
STAGE STORES	MS	8/16/2017	LIBOR-1M	(13,100)	(66,679)	3,537
STEIN MART	MS	8/16/2017	LIBOR-1M	(8,200)	(49,364)	902
STERLING CONSTRUCTION COMPANY INC	MS	8/16/2017	LIBOR-1M	8,300	60,424	(7,055)
STONERIDGE	MS	8/16/2017	LIBOR-1M	9,100	134,862	(30,212)
STRATTEC SEC	MS	8/16/2017	LIBOR-1M	(1,900)	(67,450)	1,007
SUBSEA 7 S.A.	MS	10/24/2017	NIBOR-1W	2,650	29,697	1,001
SUN HYDRAULICS	MS	8/16/2017	LIBOR-1M	(5,700)	(167,751)	11,286
SUNCOKE ENERGY INC	MS	8/16/2017	LIBOR-1M	7,300	74,533	17,374
SUPER MICRO COMPUTER INC	MS	8/16/2017	LIBOR-1M	(3,800)	(90,060)	(3,762)
SUPREME INDS INC	MS	8/16/2017	LIBOR-1M	8,500	103,615	(53,720)
SVG CAPITAL PLC	MS	10/24/2017	SONIA-1D	60,652	521,735	371
SWISS LIFE HOLDING AG	MS	10/24/2017	TOIS-1D	2,839	751,047	14,046
SYKES ENTERPRIS	MS	8/16/2017	LIBOR-1M	5,400	144,396	(540)
SYNERGY RES CORP	MS	8/16/2017	LIBOR-1M	(3,100)	(21,204)	1,085
TAILORED BRANDS INC	MS	8/16/2017	LIBOR-1M	11,000	173,800	(2,420)
TAIMED BIO	MS	10/12/2017	FEDEF-1D	(3,000)	(18,862)	881

Company Reference	Counterparty	Termination Date	Receive/ (Pay)	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
TAIWAN COOPERATIVE FINANCIAL	MS	9/13/2017	FEDEF-1D	(291,000)	(127,656)	$3,538
TANDEM DIABETES CARE INC	MS	8/16/2017	LIBOR-1M	(8,600)	(52,030)	14,362
TANGOE INC/CT	MS	8/16/2017	LIBOR-1M	(11,100)	(95,238)	(4,107)
TARENA INTERNATIONAL INC	MS	8/16/2017	LIBOR-1M	7,800	125,970	10,686
TARGET HEALTHCARE REIT LTD	MS	11/14/2017	FEDEF-1D	(30,747)	(41,581)	3,166
TATUNG CO LTD	MS	10/12/2017	FEDEF-1D	(197,000)	(51,852)	(20,739)
TEAM INC	MS	8/16/2017	LIBOR-1M	(5,800)	(178,350)	10,962
TEEKAY CORP	MS	8/16/2017	LIBOR-1M	(4,100)	(26,773)	8,938
TEEKAY TANKERS LTD—CLASS A	MS	8/16/2017	LIBOR-1M	(11,700)	(24,921)	8,073
TELE COLUMBUS BETEILIGUNGS GMBH	MS	10/24/2017	EONIA-1D	(5,000)	(39,501)	339
TELECOM ITALIA SPA	MS	10/24/2017	EONIA-1D	31,300	22,171	666
TELIGENT INC	MS	8/16/2017	LIBOR-1M	(8,000)	(52,080)	11,280
TEN NETWORK HOLDINGS LTD	MS	10/15/2018	FEDEF-1D	(11,348)	(8,937)	441
TENARIS	MS	10/24/2017	EONIA-1D	(22,130)	(312,540)	7,540
TERANGA GOLD	MS	10/16/2017	LIBOR-1M	126,500	102,803	(399)
TESCO CORP	MS	8/16/2017	LIBOR-1M	(13,900)	(95,215)	27,105
TESCO PLC	MS	10/24/2017	SONIA-1D	(11,900)	(30,710)	(22)
TETHYS OIL AB (PUBL)	MS	10/24/2017	STIBO-1W	24,648	179,298	(9,544)
TETRA TECH	MS	8/16/2017	LIBOR-1M	13,600	74,120	(8,840)
THE GO-AHEAD GROUP PLC	MS	10/24/2017	SONIA-1D	2,330	59,173	371
THE ROYAL BANK OF SCOTLAND GROUP P	MS	10/24/2017	SONIA-1D	(265,700)	(615,236)	(9,110)
THE SWATCH GROUP SA	MS	10/24/2017	TOIS-1D	(1,374)	(413,015)	15,538
THERMON GROUP HOLDINGS INC	MS	8/16/2017	LIBOR-1M	(9,200)	(168,636)	13,064
Tier Reit Inc. Com	MS	8/16/2017	LIBOR-1M	(5,400)	(79,650)	(324)
TILLY’S INC A SHARES	MS	8/16/2017	LIBOR-1M	18,000	167,040	(3,960)
TIPP24 SE	MS	10/24/2017	EONIA-1D	9,740	330,864	6,717
TITAN INTERNATIONAL INC	MS	8/16/2017	LIBOR-1M	3,300	33,627	(429)
TLG IMMOBILIEN AG	MS	10/24/2017	EONIA-1D	3,940	82,430	(34)
TPG TELECOM LTD	MS	9/13/2017	FEDEF-1D	(37,355)	(214,881)	87,348
TPG TELECOM LTD	MS	10/15/2018	FEDEF-1D	(42,394)	(243,867)	95,236
TRAIS CO LTD	MS	11/1/2017	FEDEF-1D	(3,000)	(5,122)	1,984
TRAIS CO LTD	MS	10/15/2018	FEDEF-1D	(5,012)	(8,557)	2,946
TRAVELZOO INC	MS	8/16/2017	LIBOR-1M	4,500	45,900	(9,450)
TRAVIS PERKINS PLC	MS	11/14/2017	FEDEF-1D	(12,916)	(210,237)	56,635
TRENCOR LTD	MS	11/20/2017	LIBOR-1M	7,020	14,909	198
TRICO BANCSHRS	MS	8/16/2017	LIBOR-1M	(2,700)	(71,064)	1,431
TRIPLE-S MANAGEMENT CORP	MS	8/16/2017	LIBOR-1M	1,300	26,884	(858)
TSAKOS ENERGY	MS	8/16/2017	LIBOR-1M	(8,900)	(40,050)	4,257
TUBACEX TUBOS INOXIDABLES S.A.	MS	10/24/2017	EONIA-1D	6,800	20,206	(298)
TUBEMOGUL INC	MS	8/16/2017	LIBOR-1M	(3,300)	(24,090)	5,478
TUCOWS INC	MS	8/16/2017	LIBOR-1M	(4,700)	(140,295)	7,755
TUNGSTEN CORP PLC	MS	11/14/2017	FEDEF-1D	(56,927)	(40,665)	18,678
TUNGSTEN CORPORATION PLC	MS	10/24/2017	SONIA-1D	(237,203)	(169,916)	10,166
U S Concrete Inc. Common	MS	8/16/2017	LIBOR-1M	(1,200)	(59,880)	(528)
UFLEX LIMITED	MS	11/14/2017	FEDEF-1D	17,950	84,830	36,892
UNIV ELECTRONIC	MS	8/16/2017	LIBOR-1M	(900)	(63,135)	2,619

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2016

Company Reference	Counterparty	Termination Date	Receive/ (Pay)	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
UNIVERSAL FOR	MS	8/16/2017	LIBOR-1M	1,500	128,985	$(18,150)
UNIVERSAL LOGISTICS HOLDINGS I	MS	8/16/2017	LIBOR-1M	(2,900)	(36,105)	(493)
USA TRUCK INC	MS	8/16/2017	LIBOR-1M	(9,000)	(74,070)	12,780
UTD CMNTY BK GA	MS	8/16/2017	LIBOR-1M	7,400	159,618	814
UTD COMMUN FINL	MS	8/16/2017	LIBOR-1M	8,700	63,945	957
UTD MOBILE HOME	MS	8/16/2017	LIBOR-1M	6,100	73,932	3,904
VALLOUREC SA	MS	10/24/2017	EONIA-1D	(41,087)	(201,652)	22,475
VALMET CORPORATION	MS	10/24/2017	EONIA-1D	1,307	19,390	993
VASCO DATA SECU	MS	8/16/2017	LIBOR-1M	(7,200)	(99,000)	33,768
VECTRUS INC	MS	8/16/2017	LIBOR-1M	2,900	48,633	609
VEDANTA RESOURCES PLC	MS	10/24/2017	EONIA-1D	53,300	465,672	31,437
VERITIV CORPRATN	MS	8/16/2017	LIBOR-1M	1,000	53,950	1,700
VERTU MOTORS PLC	MS	10/24/2017	SONIA-1D	921,567	482,416	2,821
VERTU MOTORS PLC	MS	11/14/2017	LIBOR-1M	193,172	100,840	(66,904)
VICOR CORP	MS	8/16/2017	LIBOR-1M	(3,000)	(38,250)	(3,000)
VIRBAC	MS	11/14/2017	FEDEF-1D	(427)	(67,871)	1,998
VIRGIN AUSTRALIA HOLDINGS LT	MS	10/15/2018	FEDEF-1D	(112,189)	(20,061)	(459)
VIRTUSA CORP	MS	8/16/2017	LIBOR-1M	(2,700)	(51,138)	12,231
VITAMIN SHOPPE INC	MS	8/16/2017	LIBOR-1M	(3,000)	(75,150)	8,610
VOCERA COMMUNICATIONS INC	MS	8/16/2017	LIBOR-1M	8,400	154,560	2,352
VOCUS COMMUNICATIONS LTD	MS	9/13/2017	FEDEF-1D	(5,437)	(23,622)	1,409
VOCUS COMMUNICATIONS LTD	MS	10/15/2018	FEDEF-1D	(8,746)	(37,999)	7,519
VSE CORP	MS	8/16/2017	LIBOR-1M	2,200	63,448	(7,194)
VZ HOLDING AG	MS	10/24/2017	SONIA-1D	(2,058)	(608,854)	(24,936)
WABASH NATL CORP	MS	8/16/2017	LIBOR-1M	9,800	110,250	(24,696)
WAJAX CORP	MS	10/16/2017	LIBOR-1M	8,200	93,234	(1,219)
WALKER & DUNLOP INC	MS	8/16/2017	LIBOR-1M	6,800	163,676	(884)
WASH TR BNCP	MS	8/16/2017	LIBOR-1M	(2,900)	(133,110)	(15,747)
WATERSTONE FINANCIAL INC COMMON S	MS	8/16/2017	LIBOR-1M	4,400	74,580	1,100
WENDEL	MS	10/24/2017	TOIS-1D	335	38,496	422
WESTERN AREAS LTD	MS	9/13/2017	FEDEF-1D	(79,002)	(148,478)	6,143
WESTERN AREAS LTD	MS	10/15/2018	FEDEF-1D	(87,448)	(164,352)	5,343
WESTERN ASSET MORTGAGE CAPIT	MS	8/16/2017	LIBOR-1M	10,900	110,417	3,924
WEYCO GRP INC	MS	8/16/2017	LIBOR-1M	(4,200)	(106,302)	6,426
WHA CORPORATIO-F	MS	10/11/2017	FEDEF-1D	(1,032,500)	(97,399)	3,453
WHITBREAD PLC	MS	10/24/2017	STIBO-1W	(7,160)	(316,942)	19,697
WHITEHAVEN COAL LTD	MS	9/13/2017	LIBOR-1M	146,606	338,004	116,372
WHITESTONE REIT CLASS B	MS	8/16/2017	LIBOR-1M	(8,100)	(107,730)	(1,620)
WILLDAN GROUP INC	MS	8/16/2017	LIBOR-1M	8,100	130,086	(5,589)
WINMARK CORP	MS	8/16/2017	LIBOR-1M	(400)	(42,780)	(384)
WINNEBAGO INDS	MS	8/16/2017	LIBOR-1M	3,900	110,175	(218)
WIRECARD AG	MS	10/24/2017	EONIA-1D	(7,780)	(368,657)	6,100
WIZZ AIR HOLDINGS PLC	MS	10/24/2017	SONIA-1D	4,010	74,194	(411)
WOORI TECH INV	MS	10/15/2018	FEDEF-1D	(84,265)	(50,557)	10,071
WOORIDUL HUEBRAIN LTD	MS	10/15/2018	FEDEF-1D	(8,048)	(88,559)	(66,094)
WORKIVA INC	MS	8/16/2017	LIBOR-1M	(6,500)	(107,575)	6,695

Company Reference	Counterparty	Termination Date	Receive/ (Pay)	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
WUESTENROT & WUERTTEMBERGISCHE	MS	10/24/2017	EONIA-1D	21,172	420,193	$2,438
YOOX SPA	MS	10/24/2017	EONIA-1D	(1,040)	(29,877)	2,418
YOWIE GROUP LTD	MS	10/15/2018	FEDEF-1D	(143,319)	(64,340)	28,776
ZAGG INC	MS	8/16/2017	LIBOR-1M	14,700	95,550	(19,110)
ZELTIQ AESTHETICS INC	MS	8/16/2017	LIBOR-1M	(4,300)	(142,330)	34,529
ZODIAC AEROSPACE SA	MS	10/24/2017	EONIA-1D	(7,660)	(186,210)	(5,249)

						$3,704,119

For the year ended October 31, 2016, the total amount of all open swap agreements, as presented in the tables above, are representative of the volume of activity for this derivative type during the year.

The open futures contracts held by the Fund at October 31, 2016, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation)
Mini MSCI Emerging Markets	81	Dec-16	$(69,752)
Mini MSCI EAFE	40	Dec-16	(31,757)
S&P500 E-MINI	(51)	Dec-16	44,817

			$(56,692)

For the year ended October 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on net assets of $488,390,905.

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	All or a portion of this security is held as collateral for securities sold short.
(B)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(C)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.”
(D)	Security, or portion thereof, has been pledged as collateral on options and securities sold short.

ADR — American Depositary Receipt

BAML — Bank of America Merrill Lynch

BBA — British Banker’s Association

CIBOR — Copenhagen Interbank Offered Rate

Cl — Class

DB — Deutsche Bank

EAFE — Europe, Australasia and Far East

EONIA — Euro Overnight Index Average

FEDEF — Federal Funds Effective Rate

GS — Goldman Sachs

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

MS — Morgan Stanley

MSCI — Morgan Stanley Capital International

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2016

NIBOR — Norwegian Interbank Offered Rate

PLC — Public Limited Company

SONIA — Sterling Overnight Index Average

STIBO — Stockholm Interbank Offered Rate

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipts

TOIS — Tom/next Indexed Swaps

The following is a list of the inputs used as of October 31, 2016, in valuing the Fund’s investments and other financial instruments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Registered Investment Companies	$ 281,786,276	$—	$—	$ 281,786,276
U.S. Treasury Obligations	—	37,486,309	—	37,486,309
Common Stock	110,358,580	—	—	110,358,580
Rights	4,837	—	—	4,837
Warrant	—	500	—	500

Total Investments in Securities	$392,149,693	$37,486,809	$—	$429,636,502

Securities Sold Short	Level 1	Level 2	Level 3	Total
Common Stock	$(90,460,053)	$—	$—	$(90,460,053)
Registered Investment Companies	(4,907,980)	—	—	(4,907,980)

Total Securities Sold Short	$(95,368,033)	$—	$—	$(95,368,033)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$76,857	$—	$—	$76,857
Written Options	(1,898,424)	—	—	(1,898,424)
Futures Contracts * Unrealized Appreciation	44,817	—	—	44,817
Unrealized Depreciation	(101,509)	—	—	(101,509)
Total Return Swaps* Unrealized Appreciation	—	7,267,913	—	7,267,913
Unrealized Depreciation	—	(3,563,794)	—	(3,563,794)

Total Other Financial Instruments	$(1,878,259)	$3,704,119	$—	$1,825,860

* Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended October 31, 2016, there were no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For the year ended October 31, 2016, there were no Level 3 securities.

Amounts designated as $— are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS REAL ASSETS FUND
October 31, 2016

Sector Weightings (unaudited) †:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
REGISTERED INVESTMENT COMPANIES — 33.9%
	Shares	Value

OPEN-END FUNDS — 33.9%
AQR Risk-Balanced Commodities Fund	4,845,925	$32,176,941
PIMCO CommoditiesPlus Strategy, Cl Institutional	5,077,725	30,720,236

Total Registered Investment Companies (Cost $73,860,325)		62,897,177

COMMON STOCK — 31.3%
ENERGY — 30.0%
Buckeye Partners LP (A)	30,300	1,955,562
Columbia Pipeline Partners (A)	20,750	332,000
DCP Midstream Partners LP (A)	33,600	1,120,560
Dominion Midstream Partners (A)	2,137	50,433
Enbridge	19,900	859,083
Enbridge Energy Escrow Account *	238,065	—
Enbridge Energy Management *	93,501	2,283,294
Energy Transfer Equity LP (A)	97,500	1,455,675
Energy Transfer Partners LP (A)	84,193	2,945,071
EnLink Midstream	22,200	338,550
Enterprise Products Partners LP (A)	155,200	3,917,248
Equities GP Holdings (A)	36,250	846,800
Equities Midstream Partners (A)	27,750	2,077,642
GasLog Partners LP (A)	11,900	243,950
Golar LNG Partners LP (A)	34,370	706,647
Hoegh LNG Partners LP (A)	12,300	218,940
Kinder Morgan	47,802	976,595
Magellan Midstream Partners (A)	37,750	2,537,932
MPLX (A)	71,097	2,418,720
Noble Midstream Partners * (A)	3,300	99,000
NuStar Energy LP (A)	6,900	325,611
ONEOK	59,500	2,881,585

COMMON STOCK — continued
	Shares/ Face Amount	Value

ENERGY — continued
ONEOK Partners LP (A)	64,325	$2,556,276
PBF Logistics (A)	19,600	383,180
Phillips 66 Partners LP (A)	24,850	1,098,370
Plains GP Holdings, Cl A	187,300	2,352,488
SemGroup, Cl A	11,404	367,779
Shell Midstream Partners (A)	47,650	1,292,745
Spectra Energy	48,400	2,023,604
Spectra Energy Partners (A)	49,350	2,104,284
Sunoco Logistics Partners (A)	79,500	2,038,380
Tallgrass Energy GP, Cl A	100,600	2,367,118
Targa Resources	39,500	1,734,050
TC Pipelines LP (A)	6,600	344,256
Tesoro Logistics LP (A)	14,400	687,456
TransCanada	21,100	955,408
Valero Energy Partners (A)	3,600	146,628
VTTI Energy Partners (A)	48,200	853,140
Western Gas Equity Partners LP (A)	14,280	608,614
Western Gas Partners LP (A)	59,200	3,264,880
Williams Companies	14,600	426,320
Williams Partners (A)	38,200	1,368,324

		55,564,198

INDUSTRIALS — 0.9%
Macquarie Infrastructure	20,100	1,644,381

REAL ESTATE — 0.3%
InfraREIT ‡	34,100	566,742

UTILITIES — 0.1%
8Point3 Energy Partners, Cl A (A)	14,600	223,380

Total Common Stock (Cost $58,894,775)		57,998,701

U.S. TREASURY OBLIGATIONS — 30.8%
U.S. Treasury Inflation Protected Securities
3.875%, 04/15/29	$1,989,606	2,833,939
3.625%, 04/15/28	863,701	1,180,286
2.500%, 01/15/29	1,290,082	1,620,266
2.375%, 01/15/25	1,105,262	1,308,611
2.375%, 01/15/27	728,541	885,726
2.125%, 02/15/40	807,897	1,054,355

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS REAL ASSETS FUND
October 31, 2016

U.S. TREASURY OBLIGATIONS — continued
	Face Amount(1)		Value

2.125%, 02/15/41		$1,098,730	$1,445,187
2.000%, 01/15/26		934,395	1,089,301
1.750%, 01/15/28		810,524	940,357
1.375%, 01/15/20		529,050	561,031
1.375%, 02/15/44		613,863	711,043
1.250%, 07/15/20		1,209,318	1,291,260
1.125%, 01/15/21		1,321,236	1,404,133
1.000%, 02/15/46		341,049	361,971
0.750%, 02/15/42		1,028,603	1,035,024
0.750%, 02/15/45		1,534,215	1,541,328
0.625%, 07/15/21		5,749,229	6,030,488
0.625%, 01/15/24		2,741,629	2,864,098
0.625%, 01/15/26		2,062,757	2,124,190
0.625%, 02/15/43		1,812,959	1,773,071
0.375%, 07/15/23		2,095,794	2,166,464
0.375%, 07/15/25		2,203,939	2,262,376
0.250%, 01/15/25		2,526,947	2,560,401
0.125%, 04/15/19		5,725,292	5,816,639
0.125%, 04/15/20		3,903,120	3,977,353
0.125%, 04/15/21		1,295,693	1,321,506
0.125%, 01/15/22		26,604	27,128
0.125%, 07/15/22		455,602	465,983
0.125%, 01/15/23		2,590,911	2,628,031
0.125%, 07/15/24		2,476,028	2,501,192
0.125%, 07/15/26		1,261,024	1,264,463

Total U.S. Treasury Obligations (Cost $56,150,262)			57,047,201

SOVEREIGN DEBT — 1.1%
Italy Buoni Poliennali Del Tesoro
2.800%, 03/01/67 (B)		158,000	158,521
2.600%, 09/15/23		46,258	59,019
2.350%, 09/15/24 (B)		82,820	103,676
1.250%, 09/15/32 (B)		102,204	115,933
Japanese Government CPI Linked Bond
0.100%, 03/10/26	JPY	110,000,000	1,110,280
New Zealand Government Bond
3.000%, 09/20/30		681,000	579,464
Spain Government Inflation Linked Bond
0.550%, 11/30/19 (B)		724	825

Total Sovereign Debt (Cost $2,199,141)			2,127,718

PREFERRED STOCK — 0.4%
	Shares/ Contracts/ Notional Amount	Value
ENERGY — 0.4% (C)
Anadarko Petroleum (Cost $717,628) *	18,630	$785,255

Total Investments — 97.5% (Cost $191,822,131)		$180,856,052

PURCHASED OPTIONS/SWAPTIONS * — 0.1%
3 Month LIBOR, Expires 10/21/17, Strike Price $USD 2.00%	1,240,000	$97,736
CHF/NOK Currency, Expires 02/18/17, Strike Price $8.100	565,000	3,312
CHF/NOK Currency, Expires 02/18/17, Strike Price $8.000	565,000	2,064
EUR/USD Currency, Expires 12/17/16, Strike Price $1.130	2,185,000	8,644
EUR/USD Currency, Expires 12/17/16, Strike Price $1.050	1,095,000	1,915
EUR/USD Currency, Expires 11/19/16, Strike Price $1.088	1,015,000	—
EUR/USD Currency, Expires 11/19/16, Strike Price $1.020	1,015,000	—
GBP/USD Currency, Expires 12/17/16, Strike Price $1.348	460,000	149
GBP/USD Currency, Expires 12/17/16, Strike Price $1.255	460,000	21,217
U.S. 10-Year Bond Future Option, Expires 11/19/16, Strike Price $128.500	83	20,750
USD/CAD Currency, Expires 11/19/16, Strike Price $1.420	1,155,000	—
USD/MXN Currency, Expires 11/19/16, Strike Price $19.870	1,155,000	158

Total Purchased Options/Swaptions —0.0% (Cost $185,647)		$155,945

WRITTEN SWAPTIONS * — 0.1%
3 Month LIBOR, Expires 10/21/17, Strike Price $USD 1.46%	(6,470,000)	$(78,696)
CHF/NOK Currency, Expires 02/18/17, Strike Price $7.900	(565,000)	(1,375)
EUR/USD Currency, Expires 01/21/17, Strike Price $1.065	(1,095,000)	(51,005)
EUR/USD Currency, Expires 11/19/16, Strike Price $1.055	(2,030,000)	—

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS REAL ASSETS FUND
October 31, 2016

WRITTEN SWAPTIONS * — continued
	Notional Amount	Value

GBP/USD Currency, Expires 12/17/16, Strike Price $1.320	(460,000)	$(424)
GBP/USD Currency, Expires 12/17/16, Strike Price $1.255	(460,000)	(21,217)
GBP/USD Currency, Expires 12/17/16, Strike Price $1.348	(460,000)	(149)

Total Written Swaptions— 0.0% (Proceeds ($133,561))		$(152,866)

For the year ended October 31, 2016, the total amount of all open purchased options/swaptions and written swaptions, as presented in the above Schedule of Investments, are representative of the volume of activity for this derivative type during the year.

A list of the open futures contracts held by the Fund at October 31, 2016, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation)
90-Day Euro$	24	Dec-2017	$(10,539)
90-Day Euro$	(24)	Dec-2018	13,779
90-Day Euro$	34	Sep-2018	(11,932)
Euro-BTP	(6)	Dec-2016	27,504
Euro-Bund	1	Dec-2016	(1,830)
Euro-Buxl 30 Year Bond	(1)	Dec-2016	11,930
Japanese 10-Year Bond	(1)	Dec-2016	226
U.S. 10-Year Treasury Note	6	Dec-2016	(10,134)
U.S. 10-Year Ultra Bond	(4)	Dec-2016	4,747
U.S. 2-Year Treasury Note	(18)	Jan-2017	5,880
U.S. 5-Year Treasury Note	34	Jan-2017	(15,983)
U.S. Long Treasury Bond	10	Dec-2016	(24,549)
U.S. Ultra Long Treasury Bond	(15)	Dec-2016	135,861

			$124,960

For the year ended October 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

A list of the outstanding forward foreign currency contracts held by the Fund at October 31, 2016, is as follows:

Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
11/3/16	GBP	7,000	USD	9,084	$516
11/3/16	EUR	383,000	USD	429,797	9,306
11/3/16-12/5/16	NZD	1,620,000	USD	1,166,523	8,946
11/4/16	JPY	112,806,000	USD	1,113,579	37,943
12/5/2016	JPY	112,277,000	USD	1,069,358	(2,637)
12/5/2016	EUR	350,000	USD	383,563	(1,223)
1/27/17	USD	293,544	GBP	240,000	837

					$53,688

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at October 31, 2016, is as follows:

Counterparty	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
Bank of America	$	(535,997)	$	533,915	$(2,082)
Goldman Sachs		(293,544)		294,381	837
JPMorgan Chase Bank		(589,152)		608,546	19,394
Morgan Stanley		(376,575)		385,018	8,443
Merrill Lynch		(1,499,203)		1,497,688	(1,515)
UBS		(2,480)		2,570	90
Wells Fargo		(1,115,826)		1,144,347	28,521

					$53,688

For the year ended October 31, 2016, the total amount of all open forward foreign currency contracts, as presented in the tables above, are representative of the volume of activity for this derivative type during the year.

A list of the open centrally cleared swap agreements held by Fund at October 31, 2016, is as follows:

Interest Rate Swaps
							Swap Contracts, at Value
Counterparty	Fund Pays	Fund Received	Termination Date	Notional Amount	Premiums Paid	Unrealized Appreciation (Depreciation)	Asset	Liability
Goldman Sachs	3M Libor +0 bps	1.13%	02/28/21	2,100,000	$—	$21,569	$21,569	$—
JPMorgan	1D USOIS +0 bps	0.78%	02/28/17	640,000	—	2,772	2,772	—

					$—	$24,341	$24,341	$—

For the year ended October 31, 2016, the total amount of all open swap agreements, as presented in the tables above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on net assets of $185,518,700.

*	Non-income producing security.
‡	Real Estate Investment Trust
(1)	In U.S. Dollars unless otherwise indicated.
(A)	Security considered Master Limited Partnership. At October 31, 2016, these securities amounted to $38,221,704 or 20.6% of Net Assets.
(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.”
(C)	Interest rate unavailable.

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

EUR — Euro

GBP — British Pound

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

LP — Limited Partnership

MXN — Mexican Peso

NOK — Norwegian Krone

NZD — New Zealand Dollar

USD — United States Dollar

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS REAL ASSETS FUND
October 31, 2016

The following is a list of the inputs used as of October 31, 2016, in valuing the Fund’s investments and other financial instruments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Registered Investment Companies	$62,897,177	$—	$—	$62,897,177
Common Stock	57,998,701	—	—	57,998,701
U.S. Treasury Obligations	—	57,047,201	—	57,047,201
Sovereign Debt	—	2,127,718	—	2,127,718
Preferred Stock	—	785,255	—	785,255

Total Investments in Securities	$120,895,878	$59,960,174	$—	$180,856,052

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options/Swaptions	$155,945	$—	$—	$155,945
Written Swaptions	(152,866)	—	—	(152,866)
Futures Contracts * Unrealized Appreciation	199,927	—	—	199,927
Unrealized Depreciation	(74,967)	—	—	(74,967)
Forwards Contracts * Unrealized Appreciation	—	57,548	—	57,548
Unrealized Depreciation	—	(3,860)	—	(3,860)
Interest Rate Swaps * Unrealized Appreciation	—	24,341	—	24,341

Total Other Financial Instruments	$128,039	$78,029	$—	$206,068

* Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended October 31, 2016, there were no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

Amounts designated as $— are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2016

Sector Weightings (unaudited)†:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
U.S. TREASURY OBLIGATIONS — 25.8%
	Face Amount	Value

U.S. Treasury Bills
0.250%, 02/23/17 (A)	$6,390,000	$6,383,342
0.061%, 11/03/16 (A)	5,010,000	5,009,970
U.S. Treasury Bonds
3.875%, 08/15/40	250,000	312,754
3.750%, 08/15/41	250,000	307,529
3.625%, 08/15/43	250,000	303,936
3.125%, 08/15/44	250,000	278,106
2.875%, 08/15/45	250,000	264,922
2.750%, 08/15/42	250,000	259,766
2.500%, 02/15/45	250,000	245,645
2.500%, 02/15/46	250,000	245,303
2.500%, 05/15/46	990,000	971,863
2.250%, 08/15/46	4,280,000	3,980,566
U.S. Treasury Inflation Protected Securities
1.000%, 02/15/46	843,695	894,154
0.750%, 02/15/45	6,162,430	6,191,000
0.375%, 07/15/25	1,599,633	1,642,047
0.250%, 01/15/25	1,937,156	1,962,802
U.S. Treasury Notes
2.750%, 02/15/24	500,000	538,086
2.250%, 11/15/24	250,000	259,922
2.000%, 02/28/21	500,000	515,352
2.000%, 05/31/21	500,000	515,347
2.000%, 08/31/21	500,000	515,293
2.000%, 02/15/25	250,000	254,785
2.000%, 08/15/25	250,000	254,287
1.875%, 08/31/22	500,000	510,625
1.750%, 02/28/22	500,000	508,574
1.625%, 11/30/20	500,000	507,852
1.625%, 10/31/23	500,000	499,981
1.625%, 02/15/26	250,000	245,860
1.500%, 12/31/18	2,180,000	2,207,080

U.S. TREASURY OBLIGATIONS — continued
	Face Amount	Value

1.500%, 02/28/19	$500,000	$506,504
1.500%, 11/30/19	500,000	507,168
1.500%, 02/28/23	500,000	498,203
1.500%, 08/15/26	3,385,000	3,283,978
1.375%, 02/29/20	500,000	504,688
1.375%, 05/31/20	500,000	504,317
1.375%, 08/31/23	500,000	492,578
1.250%, 11/30/18	500,000	503,574
1.250%, 10/31/21	12,605,000	12,566,100
1.125%, 05/31/19	500,000	502,188
1.125%, 07/31/21	2,955,000	2,928,768
1.125%, 08/31/21	3,925,000	3,890,349
1.125%, 09/30/21	2,235,000	2,213,873
1.000%, 05/31/18	500,000	501,387
1.000%, 08/31/19	500,000	500,235
0.750%, 10/31/17	3,300,000	3,300,771
0.750%, 08/31/18	23,210,000	23,168,291
0.750%, 09/30/18	385,000	384,173
0.625%, 11/30/17	500,000	499,375
0.500%, 02/28/17	8,045,000	8,049,480

Total U.S. Treasury Obligations (Cost $102,785,788)		101,892,749

CORPORATE OBLIGATIONS — 23.2%
CONSUMER DISCRETIONARY — 2.5%
21st Century Fox America
3.700%, 10/15/25	250,000	265,733
American Honda Finance MTN
1.700%, 09/09/21	1,000,000	989,495
Aramark Services
5.125%, 01/15/24	32,000	33,520
4.750%, 06/01/26 (B)	85,000	85,000
Asbury Automotive Group
6.000%, 12/15/24	175,000	180,250
Carmike Cinemas
6.000%, 06/15/23 (B)	70,000	74,725
CBS
2.300%, 08/15/19	500,000	506,379
2.900%, 01/15/27	250,000	243,582
CCO Holdings
5.500%, 05/01/26 (B)	115,000	117,804
Churchill Downs
5.375%, 12/15/21	115,000	119,025

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2016

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY (continued)
Daimler Finance North America
2.000%, 07/06/21 (B)	$1,000,000	$990,835
DISH DBS
5.875%, 11/15/24	180,000	181,238
ERAC USA Finance
2.700%, 11/01/23 (B)	1,000,000	991,005
Ford Motor Credit
1.724%, 12/06/17	350,000	350,050
2.375%, 03/12/19	500,000	504,289
5.750%, 02/01/21	645,000	722,796
General Motors
5.000%, 04/01/35	340,000	346,215
5.200%, 04/01/45	380,000	387,441
Home Depot
2.125%, 09/15/26	500,000	482,589
Hyundai Capital America MTN
3.000%, 10/30/20 (B)	260,000	266,963
Myriad International Holdings
6.000%, 07/18/20 (B)	355,000	390,276
NBCUniversal Enterprise
5.250%, 03/29/49 (B)	170,000	181,101
President and Fellows of Harvard College
3.300%, 07/15/56	120,000	118,577
SACI Falabella
3.750%, 04/30/23 (B)	200,000	206,824
Tenneco
5.000%, 07/15/26	60,000	60,300
Time Warner
2.100%, 06/01/19	500,000	503,821
3.600%, 07/15/25	250,000	259,799
Toll Brothers Finance
4.875%, 11/15/25	45,000	45,900
Viacom
5.250%, 04/01/44	55,000	58,059
Whirlpool MTN
4.850%, 06/15/21	205,000	228,571
Wolverine World Wide
5.000%, 09/01/26 (B)	125,000	125,000

		10,017,162

CONSUMER STAPLES — 1.5%
Anheuser-Busch InBev Finance
2.625%, 01/17/23	500,000	504,439
4.700%, 02/01/36	250,000	277,134

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER STAPLES (continued)
Archer-Daniels-Midland
2.500%, 08/11/26	$500,000	$492,955
Bunge Finance
3.250%, 08/15/26	250,000	250,229
CVS Health
2.800%, 07/20/20	500,000	515,194
5.125%, 07/20/45	200,000	233,318
El Puerto de Liverpool
3.875%, 10/06/26 (B)	390,000	382,200
Kraft Heinz Foods
6.125%, 08/23/18	250,000	270,075
Kroger
2.650%, 10/15/26	250,000	242,501
Mondelez International Holdings Netherlands
1.625%, 10/28/19 (B)	350,000	348,770
Pernod Ricard
2.950%, 01/15/17 (B)	350,000	350,982
Reynolds American
5.700%, 08/15/35	430,000	519,908
Sigma Alimentos
5.625%, 04/14/18 (B)	200,000	209,800
Walgreens Boots Alliance
3.100%, 06/01/23	500,000	505,943
4.650%, 06/01/46	200,000	210,864
Wal-Mart Stores
4.750%, 10/02/43	500,000	589,730

		5,904,042

ENERGY — 1.9%
Anadarko Petroleum
6.600%, 03/15/46	100,000	123,607
Chevron
2.566%, 05/16/23	450,000	456,325
CNPC General Capital
3.950%, 04/19/22 (B)	200,000	213,842
ConocoPhillips
2.200%, 05/15/20	500,000	503,864
Dolphin Energy
5.500%, 12/15/21 (B)	200,000	228,505
Energy Transfer Partners
6.050%, 06/01/41	445,000	453,050
3.903%, 11/01/66 (C)	160,000	111,600
Ensco
4.500%, 10/01/24	90,000	72,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2016

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

ENERGY (continued)
5.750%, 10/01/44	$65,000	$43,388
Kinder Morgan
5.625%, 11/15/23 (B)	400,000	442,540
MEG Energy
7.000%, 03/31/24 (B)	40,000	32,800
Nabors Industries
5.100%, 09/15/23	265,000	264,091
Newfield Exploration
5.750%, 01/30/22	210,000	218,925
Pertamina Persero MTN
5.625%, 05/20/43 (B)	345,000	346,065
Petrobras Global Finance
5.625%, 05/20/43	140,000	109,998
6.850%, 06/05/15	300,000	255,000
Phillips 66
4.300%, 04/01/22	250,000	274,601
5.875%, 05/01/42	145,000	177,104
QEP Resources
5.250%, 05/01/23	190,000	186,675
Range Resources
5.000%, 03/15/23 (B)	105,000	101,588
Ruby Pipeline
6.000%, 04/01/22 (B)	250,000	257,308
Shell International Finance
1.750%, 09/12/21	1,000,000	988,167
3.750%, 09/12/46	280,000	266,557
SM Energy
6.500%, 01/01/23	320,000	318,400
5.625%, 06/01/25	40,000	38,100
TC PipeLines
4.650%, 06/15/21	400,000	425,787
Thai Oil
4.875%, 01/23/43 (B)	200,000	211,212
Ultrapar International
5.250%, 10/06/26 (B)	280,000	284,172
Williams Partners
3.600%, 03/15/22	300,000	305,349

		7,710,620

FINANCIALS — 6.3%
Ally Financial
3.750%, 11/18/19	375,000	375,469
Banco Santander Chile
3.875%, 09/20/22 (B)	185,000	196,270

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

FINANCIALS (continued)
Bangkok Bank MTN
3.300%, 10/03/18 (B)	$350,000	$358,985
Bank of America MTN
5.650%, 05/01/18	750,000	793,304
5.000%, 05/13/21	690,000	764,964
3.300%, 01/11/23	500,000	514,308
Bank of America
6.000%, 09/01/17	400,000	415,077
Barclays
2.875%, 06/08/20	610,000	612,725
BB&T
5.250%, 11/01/19	1,000,000	1,098,775
BBVA Banco Continental
3.250%, 04/08/18 (B)	275,000	279,675
Capital One
2.250%, 09/13/21	500,000	497,186
3.375%, 02/15/23	500,000	510,721
Cielo
3.750%, 11/16/22 (B)	250,000	231,375
Citigroup
6.125%, 11/21/17	750,000	785,803
2.700%, 03/30/21	580,000	590,002
3.750%, 06/16/24	500,000	526,580
Fifth Third Bank MTN
2.150%, 08/20/18	1,000,000	1,010,629
Franklin Resources
4.625%, 05/20/20	350,000	383,229
Goldman Sachs Group
5.950%, 01/18/18	750,000	789,102
2.600%, 04/23/20	405,000	411,681
3.750%, 05/22/25	500,000	520,141
6.750%, 10/01/37	140,000	176,573
HSBC Holdings
4.300%, 03/08/26	500,000	531,792
Intercontinental Exchange
2.750%, 12/01/20	1,007,000	1,037,096
JPMorgan Chase
6.000%, 10/01/17	1,000,000	1,041,598
2.550%, 10/29/20	500,000	508,512
4.625%, 05/10/21	530,000	583,432
3.875%, 09/10/24	500,000	522,186
KeyCorp MTN
2.900%, 09/15/20	500,000	514,808

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2016

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

FINANCIALS (continued)
Metropolitan Life Global Funding I
1.550%, 09/13/19 (B)	$1,000,000	$995,213
1.950%, 09/15/21 (B)	550,000	545,176
Morgan Stanley MTN
6.625%, 04/01/18	650,000	694,000
3.700%, 10/23/24	300,000	314,255
3.125%, 07/27/26	500,000	497,617
Morgan Stanley
2.800%, 06/16/20	595,000	609,444
National Rural Utilities Cooperative Finance
4.750%, 04/30/43 (C)	175,000	178,704
Nationwide Mutual Insurance
3.140%, 12/15/24 (B) (C)	400,000	393,548
Navient MTN
8.000%, 03/25/20	345,000	374,325
New York Life Global Funding
2.350%, 07/14/26 (B)	450,000	438,429
Quicken Loans
5.750%, 05/01/25 (B)	150,000	148,125
Santander UK Group Holdings
5.625%, 09/15/45 (B)	200,000	198,756
Springleaf Finance
5.250%, 12/15/19	250,000	250,938
Toronto-Dominion Bank MTN
1.450%, 09/06/18	1,000,000	999,883
Wells Fargo
2.150%, 01/15/19	500,000	505,379
2.500%, 03/04/21	585,000	591,534
3.000%, 10/23/26	425,000	422,082

		24,739,406

HEALTH CARE — 3.0%
AbbVie
1.750%, 11/06/17	200,000	200,714
1.800%, 05/14/18	250,000	250,786
3.600%, 05/14/25	250,000	254,933
Actavis Funding
2.350%, 03/12/18	500,000	504,905
4.550%, 03/15/35	500,000	516,254
Aetna
2.800%, 06/15/23	375,000	380,002
Amgen
3.625%, 05/15/22	500,000	532,383
4.663%, 06/15/51 (B)	350,000	360,663

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

HEALTH CARE (continued)
Anthem
1.875%, 01/15/18	$500,000	$501,789
Baylor Scott & White Holdings
4.185%, 11/15/45	250,000	263,467
Biogen
2.900%, 09/15/20	60,000	61,877
Celgene
3.875%, 08/15/25	250,000	261,901
5.000%, 08/15/45	250,000	268,233
Centene
5.625%, 02/15/21	135,000	141,616
4.750%, 01/15/25	300,000	298,688
DaVita
5.125%, 07/15/24	75,000	73,359
5.000%, 05/01/25	50,000	48,250
Express Scripts Holding
3.000%, 07/15/23	500,000	497,262
Fresenius Medical Care US Finance
6.875%, 07/15/17	110,000	113,300
Gilead Sciences
3.500%, 02/01/25	250,000	259,961
4.000%, 09/01/36	250,000	250,430
4.150%, 03/01/47	275,000	272,976
HCA
5.250%, 04/15/25	165,000	172,838
Kindred Healthcare
8.000%, 01/15/20	185,000	183,150
MEDNAX
5.250%, 12/01/23 (B)	35,000	36,575
Medtronic
3.500%, 03/15/25	500,000	530,539
Molina Healthcare
5.375%, 11/15/22	70,000	72,843
Northwell Healthcare
3.979%, 11/01/46	335,000	327,827
PerkinElmer
5.000%, 11/15/21	205,000	224,029
Providence St. Joseph Health Obligated Group
2.746%, 10/01/26	335,000	331,948
3.744%, 10/01/47	175,000	171,814
Quintiles IMS
4.875%, 05/15/23 (B)	110,000	113,438
5.000%, 10/15/26 (B)	200,000	206,750

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2016

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

HEALTH CARE (continued)
RWJ Barnabas Health
3.949%, 07/01/46	$350,000	$345,754
Shire Acquisitions Investments Ireland
1.900%, 09/23/19	390,000	389,269
2.875%, 09/23/23	500,000	492,250
Tenet Healthcare
6.000%, 10/01/20	100,000	105,338
Teva Pharmaceutical Finance Netherlands III
1.400%, 07/20/18	500,000	497,852
Thermo Fisher Scientific
2.950%, 09/19/26	300,000	295,452
Universal Health Services
4.750%, 08/01/22 (B)	220,000	225,940
Valeant Pharmaceuticals International
6.375%, 10/15/20 (B)	185,000	159,563
5.875%, 05/15/23 (B)	175,000	137,813
Zoetis
3.250%, 02/01/23	385,000	393,422

		11,728,153

INDUSTRIALS — 2.5%
3M MTN
3.125%, 09/19/46	250,000	234,183
Aircastle
5.000%, 04/01/23	85,000	87,975
Braskem America Finance
7.125%, 07/22/41 (B)	280,000	290,326
Burlington Northern Santa Fe
3.900%, 08/01/46	500,000	511,199
Clean Harbors
5.125%, 06/01/21	80,000	81,900
Continental Airlines Pass-Through Trust, Ser 2000-1, Cl A
8.048%, 11/01/20	198,410	222,318
Continental Airlines Pass-Through Trust, Ser 2012-2, Cl A
4.000%, 10/29/24	248,544	266,564
Continental Airlines Pass-Through Trust, Ser 1998-1, Cl A
6.648%, 09/15/17	49,386	50,033
CSX
4.750%, 05/30/42	250,000	278,195

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

INDUSTRIALS (continued)
Eaton
1.500%, 11/02/17	$500,000	$501,158
Embraer Netherlands Finance
5.050%, 06/15/25	145,000	145,363
EnerSys
5.000%, 04/30/23 (B)	50,000	51,250
FedEx
3.875%, 08/01/42	250,000	239,263
Ferreycorp SAA
4.875%, 04/26/20 (B)	200,000	201,250
GATX
3.250%, 09/15/26	250,000	244,943
General Dynamics
1.875%, 08/15/23	500,000	489,475
General Electric
4.125%, 10/09/42	250,000	265,380
IHS Markit
5.000%, 11/01/22 (B)	55,000	58,163
International Lease Finance
6.250%, 05/15/19	600,000	648,750
JetBlue Airways Pass-Through Trust, Ser 2004-2, Cl G2
1.267%, 11/15/16 (C)	600,000	600,000
John Deere Capital MTN
1.250%, 10/09/19	1,000,000	991,723
Johnson Controls
1.400%, 11/02/17	500,000	500,570
Lockheed Martin
4.500%, 05/15/36	250,000	279,954
Molex Electronic Technologies
3.900%, 04/15/25 (B)	87,000	87,705
Norfolk Southern
4.450%, 06/15/45	250,000	272,552
Owens Corning
4.200%, 12/01/24	95,000	100,449
Republic Services
3.550%, 06/01/22	250,000	267,715
Siemens Financieringsmaatschappij
2.350%, 10/15/26 (B)	400,000	386,637
TTX MTN
3.900%, 02/01/45 (B)	400,000	379,664
Union Pacific
4.150%, 01/15/45	250,000	267,541

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2016

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

INDUSTRIALS (continued)
United Technologies
4.500%, 06/01/42	$250,000	$273,858
3.750%, 11/01/46	425,000	421,551
Waste Management
3.500%, 05/15/24	250,000	264,995

		9,962,602

INFORMATION TECHNOLOGY — 0.7%
Cisco Systems
1.850%, 09/20/21	1,000,000	998,215
Diamond 1 Finance
7.125%, 06/15/24 (B)	60,000	65,727
8.100%, 07/15/36 (B)	95,000	113,407
8.350%, 07/15/46 (B)	65,000	78,760
First Data
5.375%, 08/15/23 (B)	22,000	22,770
5.000%, 01/15/24 (B)	150,000	152,250
Flex
4.750%, 06/15/25	125,000	134,347
Hewlett Packard Enterprise
3.850%, 10/15/20 (B)	315,000	333,733
6.450%, 10/15/35 (B)	195,000	201,631
Micron Technology
5.250%, 08/01/23 (B)	200,000	196,000
Tencent Holdings
3.375%, 03/05/18 (B)	355,000	362,298

		2,659,138

MATERIALS — 1.1%
Air Liquide Finance
2.500%, 09/27/26 (B)	500,000	493,067
Albemarle
4.150%, 12/01/24	250,000	265,574
Amcor Finance USA
3.625%, 04/28/26 (B)	200,000	203,656
ArcelorMittal
7.750%, 03/01/41	215,000	225,750
Axalta Coating Systems
4.875%, 08/15/24 (B)	150,000	152,250
Celulosa Arauco y Constitucion
5.000%, 01/21/21	205,000	221,190
Freeport-McMoRan
2.375%, 03/15/18	90,000	88,875
3.550%, 03/01/22	310,000	284,425

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

MATERIALS (continued)
Graphic Packaging International
4.125%, 08/15/24	$85,000	$84,575
International Paper
3.800%, 01/15/26	250,000	263,448
LyondellBasell Industries
5.000%, 04/15/19	500,000	534,430
Mexichem
6.750%, 09/19/42 (B)	205,000	217,300
OCP
5.625%, 04/25/24 (B)	200,000	215,040
PolyOne
5.250%, 03/15/23	90,000	92,115
Sealed Air
4.875%, 12/01/22 (B)	55,000	57,956
5.250%, 04/01/23 (B)	110,000	115,500
Southern Copper
5.875%, 04/23/45	210,000	209,801
Suzano Austria GmbH
5.750%, 07/14/26 (B)	245,000	242,256
Valvoline
5.500%, 07/15/24 (B)	80,000	84,400
Votorantim Cimentos
7.250%, 04/05/41 (B)	345,000	335,512

		4,387,120

REAL ESTATE — 1.1%
Boston Properties
3.125%, 09/01/23	225,000	228,628
Camden Property Trust
5.700%, 05/15/17	400,000	409,175
CBRE Services
5.000%, 03/15/23	75,000	78,751
DDR MTN
7.500%, 07/15/18	150,000	163,727
HCP
3.400%, 02/01/25	500,000	490,058
iStar
6.500%, 07/01/21	355,000	357,663
Liberty Property
4.750%, 10/01/20	350,000	378,367
Prologis
4.000%, 01/15/18	350,000	357,985
Realty Income
2.000%, 01/31/18	200,000	201,137

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2016

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

REAL ESTATE (continued)
Ventas Realty
3.250%, 10/15/26	$450,000	$446,927
VEREIT Operating Partnership
3.000%, 02/06/19	55,000	55,633
4.875%, 06/01/26	80,000	84,086
WEA Finance
1.750%, 09/15/17 (B)	755,000	755,946
Welltower
2.250%, 03/15/18	500,000	504,404

		4,512,487

TELECOMMUNICATION SERVICES — 1.2%
Altice US Finance I
5.375%, 07/15/23 (B)	200,000	204,610
AT&T
3.900%, 03/11/24	250,000	261,783
4.350%, 06/15/45	10,000	9,174
4.750%, 05/15/46	525,000	513,752
4.500%, 03/09/48 (B)	60,000	56,273
Bharti Airtel International Netherlands
5.350%, 05/20/24 (B)	435,000	472,498
Colombia Telecomunicaciones
5.375%, 09/27/22 (B)	200,000	199,000
Cox Communications
3.350%, 09/15/26 (B)	200,000	197,227
CSC Holdings
8.625%, 02/15/19	100,000	111,000
Embarq
7.995%, 06/01/36	450,000	456,750
Level 3 Financing
5.625%, 02/01/23	175,000	179,813
5.250%, 03/15/26 (B)	55,000	55,825
Ooredoo International Finance MTN
3.250%, 02/21/23 (B)	200,000	203,500
SBA Communications
4.875%, 09/01/24 (B)	112,000	112,000
Sprint Capital
6.875%, 11/15/28	120,000	110,400
Sprint Communications
9.000%, 11/15/18 (B)	100,000	110,000
Sprint Spectrum
3.360%, 09/20/21 (B)	200,000	200,500

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

TELECOMMUNICATION SERVICES (continued)
Telefonica Emisiones
5.462%, 02/16/21	$210,000	$236,520
Time Warner Cable
4.500%, 09/15/42	415,000	390,259
Verizon Communications
2.625%, 02/21/20	240,000	244,746
4.272%, 01/15/36	250,000	251,023

		4,576,653

UTILITIES — 1.4%
Baltimore Gas & Electric
3.500%, 08/15/46	500,000	488,145
Duke Energy Carolinas
4.250%, 12/15/41	500,000	542,182
Duke Energy Florida
3.400%, 10/01/46	500,000	477,233
Empresa Nacional de Electricidad
4.250%, 04/15/24	45,000	47,595
Enersis Americas
4.000%, 10/25/26	40,000	39,944
FirstEnergy
2.750%, 03/15/18	130,000	131,506
Georgia Power
4.300%, 03/15/43	250,000	262,977
HKCG Finance
6.250%, 08/07/18 (B)	200,000	215,162
Kansas City Power & Light
3.150%, 03/15/23	300,000	307,011
Metropolitan Edison
4.000%, 04/15/25 (B)	400,000	414,211
PacifiCorp
5.750%, 04/01/37	250,000	319,357
Public Service Electric & Gas MTN
2.250%, 09/15/26	325,000	318,348
4.000%, 06/01/44	500,000	535,384
Southern Gas Capital
2.450%, 10/01/23	400,000	399,959
Southwestern Electric Power
6.200%, 03/15/40	350,000	443,167
Talen Energy Supply
6.500%, 06/01/25	65,000	54,275
Transelec
4.250%, 01/14/25 (B)	200,000	211,127

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2016

CORPORATE OBLIGATIONS — continued
	Face Amount(1)	Value

UTILITIES (continued)
Virginia Electric & Power
4.450%, 02/15/44	250,000	$279,156

		5,486,739

Total Corporate Obligations (Cost $92,719,695)		91,684,122

SOVEREIGN DEBT — 22.0%
Argentine Bonos del Tesoro
18.200%, 10/03/21	ARS 23,590,000	1,659,589
16.000%, 10/17/23	ARS 5,644,000	377,136
15.500%, 10/17/26	ARS 22,578,000	1,508,677
Argentine Republic Government International Bond
7.500%, 04/22/26 (B)	225,000	245,813
Bank Negara Malaysia Monetary Notes
2.310%, 04/20/17 (A)	MYR 15,630,000	3,680,994
Brazil Letras do Tesouro Nacional
12.619%, 01/01/19 (A)	BRL 18,000,000	4,471,263
Brazil Notas do Tesouro Nacional
10.000%, 01/01/27	BRL 30,100,000	8,864,753
Colombia Government International Bond
4.500%, 01/28/26	400,000	428,000
Colombian TES
7.750%, 09/18/30	CLP 8,117,000,000	2,760,435
Indonesia Treasury Bond
8.375%, 03/15/24	IDR 118,130,000,000	9,623,575
Korea Monetary Stabilization Bond
1.250%, 08/02/18	KRW 4,000,000,000	3,483,068
Korea Treasury Bond
2.000%, 03/10/21	KRW 4,100,000,000	3,654,162
1.500%, 06/10/19	KRW 4,100,000,000	3,588,891
1.375%, 09/10/21	KRW 4,200,000,000	3,648,793
Malaysia Government Bond
4.240%, 02/07/18	MYR 2,830,000	689,306
4.012%, 09/15/17	MYR 3,554,000	859,258
3.314%, 10/31/17	MYR 23,705,000	5,697,122
3.260%, 03/01/18	MYR 14,920,000	3,586,868

SOVEREIGN DEBT — continued
	Face Amount(1)	Value

Mexican Bonos
6.500%, 06/10/21	MXN 27,000,000	$1,459,990
5.750%, 03/05/26	MXN 12,500,000	637,914
5.000%, 06/15/17	MXN 83,500,000	4,415,892
4.750%, 06/14/18	MXN 84,300,000	4,412,952
Mexico Cetes
4.582%, 02/02/17 (A)	MXN 862,000,000	4,502,302
4.556%, 03/02/17 (A)	MXN 865,000,000	4,499,849
Mexico Government International Bond
4.000%, 03/15/15	140,000	138,778
Philippine Government International Bond
6.250%, 01/14/36	PHP 10,000,000	238,009
3.900%, 11/26/22	PHP 10,000,000	202,421
2.125%, 05/23/18	PHP 218,000,000	4,447,250
Saudi Government International Bond
4.500%, 10/26/46 (B)	240,000	236,100
3.250%, 10/26/26 (B)	385,000	379,664
Ukraine Government International Bond
7.750%, 09/01/22 (B)	1,920,000	1,853,568
4.624%, 05/31/40 (B) (C)	3,100,000	979,817

Total Sovereign Debt (Cost $88,736,746)		87,232,209

MORTGAGE-BACKED SECURITIES — 19.6%
AGENCY MORTGAGE-BACKED OBLIGATION — 17.3%
FHLMC
4.000%, 05/01/46	2,027,497	2,169,438
3.500%, 10/01/45	9,830,391	10,374,885
3.000%, 10/01/46	5,606,718	5,791,610
2.500%, 05/01/28	974,049	1,003,122
FNMA
4.500%, 08/01/43	103,155	113,390
4.200%, 02/01/17	569,644	569,570
4.000%, 04/01/46	2,429,952	2,602,261
3.850%, 08/01/25	195,573	216,837
3.820%, 01/01/29	521,142	592,206
3.760%, 12/01/35	494,509	540,324
3.500%, 10/01/45	6,010,154	6,309,772
3.390%, 01/01/31	210,000	224,145
3.260%, 09/01/24	206,594	221,333

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2016

MORTGAGE-BACKED SECURITIES — continued
	Face Amount	Value

AGENCY MORTGAGE-BACKED OBLIGATION (continued)
3.210%, 01/01/26	$197,495	$210,670
3.190%, 06/01/25	208,957	222,303
3.170%, 02/01/30	255,000	267,068
3.110%, 02/01/28	215,000	226,044
3.010%, 04/01/28	215,000	223,966
3.000%, 08/01/46	4,198,747	4,342,613
2.960%, 04/01/27	209,461	218,943
2.950%, 06/01/31	220,000	225,110
2.780%, 05/01/28	215,000	219,703
2.710%, 12/01/27	195,241	199,577
2.500%, 06/01/29	1,628,417	1,677,093
2.000%, 01/01/24	1,952,310	1,971,122
FNMA TBA
4.000%, 11/12/39	5,345,000	5,720,681
3.500%, 12/01/40	3,675,000	3,854,300
3.000%, 11/25/26	11,870,000	12,220,016
2.500%, 11/25/27	1,775,000	1,826,447
GNMA
3.500%, 06/20/46	1,523,194	1,615,062
3.000%, 08/20/46	1,539,824	1,606,141
GNMA TBA
3.000%, 11/01/42	1,040,000	1,083,388

		68,659,140

NON-AGENCY MORTGAGE-BACKED OBLIGATION — 2.3%
225 Liberty Street Trust, Ser 2016-225L, Cl A
3.597%, 02/10/36 (B)	85,000	90,592
BAMLL Commercial Mortgage Securities Trust, Ser 2012-PARK, Cl A
2.959%, 12/10/30 (B)	105,000	108,735
BAMLL Commercial Mortgage Securities Trust, Ser 2014-520M, Cl A
4.185%, 08/15/46 (B) (C)	105,000	117,522
BB-UBS Trust, Ser 2012-TFT, Cl A
2.892%, 06/05/30 (B)	360,000	362,160
COMM Mortgage Trust, Ser 2014-UBS5, Cl A4
3.838%, 09/10/47	310,000	335,309
COMM Mortgage Trust, Ser 2016-SAVA, Cl A
3.550%, 10/15/18	195,000	195,000

MORTGAGE-BACKED SECURITIES — continued
	Face Amount	Value

NON-AGENCY MORTGAGE-BACKED OBLIGATION (continued)
COMM Mortgage Trust, Ser 2016-SAVA, Cl C
3.550%, 10/15/34	$100,000	$100,000
DBRR Trust, Ser 2011-LC2, Cl A4A
4.537%, 07/12/44 (B) (C)	110,000	119,296
GS Mortgage Securities Trust, Ser 2007-GG10, Cl A4
5.794%, 08/10/45 (C)	354,118	357,961
Homestar Mortgage Acceptance, Ser 2004-3, Cl AV2C
1.114%, 07/25/34 (C)	391,129	387,680
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C18, Cl A3
3.578%, 02/15/47	265,000	279,824
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl A4
3.801%, 09/15/47	330,000	357,287
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-C1, Cl A4
5.716%, 02/15/51	455,010	466,131
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-LD11, Cl A4
5.755%, 06/15/49 (C)	582,526	588,900
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C4, Cl A3
4.106%, 07/15/46 (B)	329,544	341,081
ML-CFC Commercial Mortgage Trust, Ser 2007-6, Cl A4
5.485%, 03/12/51 (C)	500,000	503,811
Morgan Stanley BAML Trust
3.621%, 02/15/24	235,000	250,223
Morgan Stanley Capital I Trust, Ser 2014-CPT, Cl A
3.350%, 07/13/29 (B)	105,000	110,820
SFAVE Commercial Mortgage Securities Trust, Ser 2015-5AVE, Cl A1
3.872%, 01/05/43 (B) (C)	105,000	106,033
Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-12, Cl 2A
2.720%, 09/25/34 (C)	588,345	578,889

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2016

MORTGAGE-BACKED SECURITIES — continued
	Face Amount	Value

NON-AGENCY MORTGAGE-BACKED OBLIGATION (continued)
Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-16, Cl 5A1
2.997%, 11/25/34 (C)	$401,708	$399,920
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2004-2AC, Cl A1
2.922%, 02/25/34 (C)	557,527	559,881
Towd Point Mortgage Trust, Ser 2015-2, Cl 1A12
2.750%, 11/25/60 (B) (C)	371,626	377,341
UBS-Citigroup Commercial Mortgage Trust, Ser 2011-C1, Cl AS
5.154%, 01/10/45 (B)	515,000	579,056
WaMu Mortgage Pass-Through Certificates Trust, Ser 2005-AR15, Cl A1A1
0.794%, 11/25/45 (C)	570,581	532,137
WaMu Mortgage Pass-Through Certificates Trust, Ser 2005-AR2, Cl 1A1A
0.864%, 01/25/45 (C)	602,496	576,333
WFRBS Commercial Mortgage Trust, Ser 2011-C4, Cl A3
4.394%, 06/15/44 (B)	232,748	241,794

		9,023,716

Total Mortgage-Backed Securities (Cost $77,976,232)		77,682,856

ASSET-BACKED SECURITIES — 3.9%
AUTOMOTIVE — 0.4%
Americredit Automobile Receivables Trust, Ser 2016-4, Cl B
1.830%, 12/08/21	575,000	574,645
Credit Acceptance Auto Loan Trust, Ser 2016-3A, Cl A
2.150%, 04/15/24	250,000	249,962
DT Auto Owner Trust, Ser 2016-4A, Cl C
2.740%, 10/17/22 (B)	220,000	219,472
Santander Drive Auto Receivables Trust, Ser 2016-3, Cl B
1.890%, 06/15/21	365,000	364,669
Westlake Automobile Receivables Trust, Ser 2016-3A, Cl A2
1.420%, 10/15/19 (B)	150,000	149,913

		1,558,661

ASSET-BACKED SECURITIES — continued
	Face Amount	Value

CREDIT CARDS — 1.4%
BA Credit Card Trust, Ser 2015-A2, Cl A
1.360%, 09/15/20	$1,000,000	$1,002,279
Chase Issuance Trust, Ser 2016-A4, Cl A
1.490%, 07/15/22	1,000,000	1,001,684
Citibank Credit Card Issuance Trust, Ser 2014-A1, Cl A1
2.880%, 01/23/23	1,000,000	1,051,475
Discover Card Execution Note Trust, Ser 2016-A4, Cl A4
1.390%, 03/15/22	1,000,000	1,000,387
World Financial Network Credit Card Master Trust, Ser 2012-A, Cl A
3.140%, 01/17/23	1,000,000	1,036,407
World Financial Network Credit Card Master Trust, Ser 2016-A, Cl A
2.030%, 04/15/25	550,000	550,268

		5,642,500

MORTGAGE RELATED SECURITIES — 0.6%
BNC Mortgage Loan Trust, Ser 2007-2, Cl A2
0.634%, 05/25/37 (C)	516,792	507,563
Morgan Stanley Home Equity Loan Trust, Ser 2006-1, Cl A2C
0.864%, 12/25/35 (C)	562,543	547,706
Morgan Stanley Home Equity Loan Trust, Ser 2006-1, Cl A1
0.764%, 12/25/35 (B) (C)	566,952	552,828
Nomura Home Equity Loan Trust, Ser 2006-HE1, Cl M1
0.944%, 02/25/36 (C)	570,000	558,064

		2,166,161

OTHER ASSET-BACKED SECURITIES — 1.5%
CIT Education Loan Trust, Ser 2007-1, Cl A
0.947%, 03/25/42 (B) (C)	105,055	97,739
First Franklin Mortgage Loan Trust, Ser 2006-FF10, Cl A4
0.684%, 07/25/36 (C)	581,676	566,759
Home Partners of America Trust, Ser 2016-1, Cl A
2.185%, 03/17/33 (B) (C)	137,613	139,103
Navient Student Loan Trust, Ser 2014-2, Cl A
1.174%, 03/25/83 (C)	354,697	343,012

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2016

ASSET-BACKED SECURITIES — continued
	Face Amount	Value

OTHER ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust, Ser 2014-3, Cl A
1.154%, 03/25/83 (C)	$357,029	$345,208
Navient Student Loan Trust, Ser 2014-4, Cl A
1.154%, 03/25/83 (C)	201,577	194,894
Navient Student Loan Trust, Ser 2016-1A, Cl A
1.234%, 02/25/70 (B) (C)	300,264	291,982
Nelnet Student Loan Trust, Ser 2008-3, Cl A4
2.475%, 11/25/24 (C)	300,000	300,485
Nelnet Student Loan Trust, Ser 2014-4A, Cl A2
1.484%, 11/25/48 (B) (C)	300,000	276,905
Nelnet Student Loan Trust, Ser 2015-2A, Cl A2
1.134%, 09/25/47 (B) (C)	290,908	285,591
OneMain Financial Issuance Trust, Ser 2016-1A, Cl A
3.660%, 02/20/29 (B)	540,000	552,043
Park Place Securities Asset-Backed Pass-Through Certificates, Ser 2005-WHQ2, Cl M1
1.164%, 05/25/35 (C)	562,912	560,755
SLC Student Loan Trust, Ser 2006-2, Cl A5
0.950%, 09/15/26 (C)	295,544	292,434
SLM Student Loan Trust, Ser 2004-5A, Cl A5
1.482%, 10/25/23 (B) (C)	175,865	176,131
SLM Student Loan Trust, Ser 2006-8, Cl A6
1.042%, 01/25/41 (C)	410,000	364,594
SLM Student Loan Trust, Ser 2008-5, Cl A4
2.582%, 07/25/23 (C)	261,941	263,436
SLM Student Loan Trust, Ser 2011-2, Cl A2
1.734%, 10/25/34 (C)	150,000	150,545
SLM Student Loan Trust, Ser 2014-1, Cl A3
1.134%, 02/26/29 (C)	300,000	287,798
SoFi Professional Loan Program, Ser 2015-D, Cl A2
2.720%, 10/27/36 (B)	338,827	345,055

ASSET-BACKED SECURITIES — continued
	Face Amount	Value

OTHER ASSET-BACKED SECURITIES (continued)
Wachovia Student Loan Trust, Ser 2006-1, Cl A6
1.052%, 04/25/40 (B) (C)	$310,000	$267,311

		6,101,780

Total Asset-Backed Securities (Cost $15,466,573)		15,469,102

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.4%
FHLB
5.500%, 07/15/36	250,000	351,272
4.000%, 09/01/28	315,000	368,232
2.875%, 09/11/20	250,000	264,915
2.375%, 09/10/21	250,000	260,817
1.875%, 03/13/20	250,000	255,721
1.750%, 12/14/18	500,000	508,065
1.500%, 03/08/19	500,000	505,790
1.375%, 03/09/18	500,000	503,741
1.375%, 02/18/21	250,000	250,207
1.250%, 06/08/18	500,000	502,807
0.255%, 11/30/16 (A)	530,000	529,914
0.170%, 11/04/16 (A)	255,000	254,995
0.100%, 11/03/16 (A)	255,000	254,999

		4,811,475

FHLMC
2.375%, 01/13/22	250,000	261,152

FNMA
2.625%, 09/06/24	250,000	263,637
2.125%, 04/24/26	250,000	249,964
1.875%, 09/18/18	500,000	508,948
1.875%, 09/24/26	500,000	487,484
1.750%, 06/20/19	500,000	508,951
1.625%, 01/21/20	500,000	507,936
1.250%, 05/06/21	250,000	248,396
1.000%, 08/28/19	500,000	498,848
0.875%, 12/20/17	500,000	500,723

		3,774,887

Tennessee Valley Authority
3.500%, 12/15/42	635,000	670,099

Total U.S. Government Agency Obligations (Cost $9,596,955)		9,517,613

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2016

MUNICIPAL BONDS — 1.1%
	Face Amount	Value

CALIFORNIA — 0.4%
Anaheim, Housing & Public Improvements Authority, RB
2.712%, 10/01/28	$400,000	$388,724
Regents of the University of California Medical Center, Ser M, RB
2.859%, 05/15/30	500,000	488,605
University of California, Ser AS, RB
3.552%, 05/15/39	500,000	495,730

		1,373,059

FLORIDA — 0.1%
Greater Orlando, Aviation Authority, Ser C, RB
3.494%, 10/01/36	500,000	485,045

MAINE — 0.1%
Maine State, Housing Authority, Ser D, RB
3.289%, 11/15/31	250,000	246,213

MASSACHUSETTS — 0.1%
Massachusetts State, GO
4.910%, 05/01/29	450,000	554,018

NEW YORK — 0.3%
New York State, Dormitory Authority, Ser C, RB
0.750%, 02/15/18	500,000	498,225
Port Authority of New York & New Jersey, Ser 181, RB
4.960%, 08/01/46	500,000	598,289

		1,096,514

WEST VIRGINIA — 0.1%
West Virginia University, Ser B, RB
4.471%, 10/01/42	500,000	542,020

Total Municipal Bonds (Cost $4,436,868)		4,296,869

Total Investments — 98.0% (Cost $391,718,857)		$387,775,520

A list of the outstanding forward foreign currency contracts held by the Fund at October 31, 2016, is as follows:

Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
12/6/16-1/9/17	EUR	34,006,000	USD	38,309,583	$887,112
12/7/16	USD	2,500,000	CLP	1,698,750,000	93,429
1/31/17-3/31/17	KRW	16,560,000,000	USD	15,094,340	623,119
3/6/17	AUD	11,887,000	USD	8,959,293	(55,867)
3/6/17-9/6/17	JPY	3,390,940,000	USD	33,294,119	637,633
3/7/17	USD	6,334,792	INR	434,250,000	47,149
9/6/17-9/7/17	USD	2,000,000	MXN	38,872,000	(15,381)

					$2,217,194

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at October 31, 2016, is as follows:

Counterparty	Currency to Deliver		Currency to Receive		Unrealized Appreciation
Bank of America	$	(154,057)	$	158,029	$3,972
Citigroup		(58,511,424)		59,999,349	1,487,925
JPMorgan Chase Bank		(45,734,649)		46,459,946	725,297

					$2,217,194

For the period ended October 31, 2016, the total amount of all open forward foreign currency contracts, as presented in the tables above, is representative of the volume of activity for this derivative type during the period.

A list of the open centrally cleared swap agreements held by Fund at October 31, 2016, is as follows:

Interest Rate Swaps
							Swap Contracts, at Value
Counterparty	Fund Pays	Fund Received	Termination Date	Notional Amount	Premiums Paid	Unrealized Appreciation (Depreciation)	Asset	Liability
Goldman Sachs	1.53%	3-Month USD—LIBOR	09/16/26	19,800,000	$—	$282,831	$282,831	$—

For the period ended October 31, 2016, the total amount of all open swap agreements, as presented in the tables above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on net assets of $395,709,888.

(1)	In U.S. Dollars unless otherwise indicated.
(A)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.”
(C)	Floating rate security — Rate disclosed is the rate in effect on October 31, 2016.

ARS — Argentine Peso

AUD — Australian Dollar

BRL — Brazilian Real

Cl — Class

CLP — Colombian Peso

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2016

EUR — Euro

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — Government Obligation

IDR — Indonesian Rupiah

INR — Indian Rupee

IO — Interest Only—face amount represents notional amount

JPY — Japanese Yen

KRW — Korean Won

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

MXN — Mexican Peso

MYR — Malaysian Ringgit

PHP — Philippine Peso

RB — Revenue Bond

Ser — Series

TBA — To Be Announced

USD — United States Dollar

As of October 31, 2016, all of the Fund’s investments and other financial instruments were considered level 2 in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2016, there were no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

Amounts designated as $— are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2016

STATEMENTS OF ASSETS AND LIABILITIES

	Global Public Equity Fund		Income Opportunities Fund
Assets:
Investments, at Value †	$874,264,166	*	$188,245,944
Foreign Currency, at Value ††	898,965		—
Cash	2,015		—
Cash Equivalents	22,926,302		2,693,306
Receivable for Investment Securities Sold	4,089,261		151,556
Receivable for Capital Shares Sold	1,294,112		150,123
Dividends and Interest Receivable	865,874		1,044,841
Reclaims Receivable	839,299		12,583
Unrealized Appreciation on Forward Foreign Currency Contracts	318,970		—
Prepaid Expenses	15,057		7,975
Unrealized Appreciation on Spot Foreign Currency Contracts	7,284		—
Cash Pledged as Collateral for Futures Contracts and Swap Contracts	—		165,438
Variation Margin Receivable	—		2,519

Total Assets	905,521,305		192,474,285

Liabilities:
Payable upon return of Securities Loaned	15,617,666		—
Payable for Investment Securities Purchased	2,880,084		706,536
Payable for Capital Shares Redeemed	1,110,953		50,003
Investment Advisory Fees Payable — Note 6	506,526		51,654
Payable due to Administrator	51,058		11,092
Shareholder Servicing Fees Payable	38,412		8,337
Payable due to Trustees	12,048		2,842
Chief Compliance Officer Fees Payable	10,488		2,474
Management Fees Payable — Note 6	7,572		1,645
Unrealized Depreciation on Forward Foreign Currency Contracts	5,785		—
Unrealized Depreciation on Spot Foreign Currency Contracts	2,717		1
Variation Margin Payable	—		6,625
Other Accrued Expenses	258,312		123,945

Total Liabilities	20,501,621		965,154

Net Assets	$885,019,684		$191,509,131

† Cost of Investments	$782,517,973		$197,795,167
†† Cost of Foreign Currency	894,714		—
* Includes Market Value of Securities on Loan	14,698,212		—

NET ASSETS CONSIST OF:
Paid-in Capital	$800,420,996		$204,821,714
Undistributed Net Investment Income	6,560,333		11,823,493
Accumulated Net Realized Loss on Investments, Future and Foreign Currency Transactions	(13,955,177)		(15,758,391)
Net Unrealized Appreciation (Depreciation) on Investments	91,746,193		(9,549,223)
Net Unrealized Appreciation on Futures Contracts	—		173,355
Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Contracts and Foreign Currency Translations	247,339		(1,817)

Net Assets	$885,019,684		$191,509,131

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	76,457,432		21,009,686

Net Asset Value, Offering and Redemption Price Per Share	$11.58		$9.12

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2016

STATEMENTS OF ASSETS AND LIABILITIES

	Public Alternatives Fund	Real Assets Fund	Core Plus Bond Fund
Assets:
Investments, at Value †	$429,636,502	$180,856,052	$387,775,520
Foreign Currency, at Value ††	—	154,574	93,740
Cash Equivalents	23,917,122	4,085,222	33,020,260
Cash Pledged as Collateral for Futures Contracts and Swap Contracts	127,219,294	77,091	1,064,875
Swap Contracts, at value ††††††	8,770,323	—	—
Receivable for Investment Securities Sold	5,155,314	157,300	17,325,438
Dividends and Interest Receivable	1,222,808	481,165	2,082,836
Receivable for Capital Shares Sold	521,334	147,003	274,815
Purchased Option/Swaption Contracts, at Value †††	76,857	155,945	—
Reclaims Receivable	22,559	718	—
Prepaid Expenses	10,866	7,728	427
Deferred Offering Costs — Note 2	—	—	31,629
Variation Margin Receivable	40,683	21,975	12,042
Unrealized Appreciation on Spot Foreign Currency Contracts	—	3,683	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	57,548	2,288,442

Total Assets	596,593,662	186,206,004	443,970,024

Liabilities:
Securities Sold Short, at Value †††††	95,368,033	—	—
Swap Contracts, at Value ††††††	3,563,794	—	—
Payable for Investment Securities Purchased	5,486,342	278,492	47,947,016
Written Option/Swaption Contracts, at Value ††††	1,898,424	152,866	—
Dividends Payable on Securities Sold Short	1,030,289	—	—
Investment Advisory Fees Payable — Note 6	273,199	73,380	89,982
Payable to Prime Broker	191,830	—	—
Stock Loan Fees Payable	134,920	—	—
Payable due to Administrator	27,773	10,682	22,565
Shareholder Servicing Fees Payable	21,149	7,927	15,202
Payable due to Trustees	7,056	2,715	5,753
Chief Compliance Officer Fees Payable	6,142	2,363	5,008
Management Fees Payable — Note 6	4,119	1,584	3,347
Payable for Capital Shares Redeemed	6	3	3,029
Unrealized Depreciation on Forward Foreign Currency Contracts	—	3,860	71,248
Unrealized Depreciation on Spot Foreign Currency Contracts	1	235	—
Variation Margin Payable	—	18,107	—
Other Accrued Expenses	189,680	135,090	96,986

Total Liabilities	108,202,757	687,304	48,260,136

Net Assets	$488,390,905	$185,518,700	$395,709,888

† Cost of Investments	$449,177,589	$191,822,131	$391,718,857
†† Cost of Foreign Currency	—	154,554	93,741
††† Cost of Purchased Option/Swaption Contracts	151,985	185,647	—
†††† Proceeds from Written Option/Swaption Contracts	2,091,707	133,561	—
††††† Proceeds from Securities Sold Short	99,706,330	—	—
†††††† Swap premiums received	1,502,410	—	—

NET ASSETS CONSIST OF:
Paid-in Capital	$494,677,704	$212,546,473	$397,332,455
Undistributed (Distributions in Excess of) Net Investment Income	(324,221)	7,621,243	127,352
Accumulated Net Realized Gain (Loss) on Investments, Purchased Options/Swaptions, Written Options/Swaptions, Securities Sold Short, Futures, Swaps and Foreign Currency Transactions	5,495,244	(23,840,981)	(305,137)
Net Unrealized (Depreciation) on Investments, Purchased Options/Swaptions, Written Options/Swaptions and Securities Sold Short	(15,084,635)	(11,015,086)	(3,943,337)
Net Unrealized Appreciation (Depreciation) on Futures Contracts	(56,692)	124,960	—
Net Unrealized Appreciation on Swap Contracts	3,704,119	24,341	282,831
Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Contracts and Foreign Currency Translations	(20,614)	57,750	2,215,724

Net Assets	$488,390,905	$185,518,700	$395,709,888

Outstanding Shares of Beneficial Interest (unlimited authorization no par value)	49,143,087	23,630,831	39,746,487

Net Asset Value, Offering and Redemption Price Per Share	$9.94	$7.85	$9.96

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
For the year ended October 31, 2016

STATEMENTS OF OPERATIONS

	Global Public Equity Fund	Income Opportunities Fund
Investment Income
Dividends	$18,392,396	$4,240,817
Income Distributions from Registered Investment Companies	647,226	2,915,762
Interest	59,944	3,262,639
Security Lending Income	38,771	—
Less: Foreign Taxes Withheld	(1,398,784)	(8,196)

Total Investment Income	17,739,553	10,411,022

Expenses
Investment Advisory Fees — Note 6	5,638,828	545,352
Administration Fees — Note 5	566,246	116,178
Shareholder Servicing Fees — Note 5	396,358	81,324
Management Fees — Note 6	84,324	17,301
Trustees’ Fees	58,642	12,222
Chief Compliance Officer Fees	36,407	8,005
Custodian Fees	445,346	48,064
Legal Fees	85,187	24,399
Audit Fees	64,130	56,320
Transfer Agent Fees	57,318	33,124
Printing Fees	46,253	8,642
Registration Fees	20,232	14,977
Insurance and Other Expenses	224,543	38,322

Total Expenses	7,723,814	1,004,230

Less:
Commission Recapture — Note 5	(21,464)	—
Fees Paid Indirectly — Note 5	(3)	(3)

Net Expenses	7,702,347	1,004,227

Net Investment Income	10,037,206	9,406,795

Net Realized Gain (Loss) on:
Investments	(9,191,889)	(15,435,928)
Capital Gain Distributions from Registered Investment Companies	638,668	3,066,019
Futures Contracts	—	228,760
Foreign Currency Transactions	82,644	(15,275)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	20,413,274	15,080,181
Futures Contracts	—	125,509
Foreign Currency Transactions	281,638	1,872

Net Realized and Unrealized Gain	12,224,335	3,051,138

Net Increase in Net Assets Resulting from Operations	$22,261,541	$12,457,933

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
For the year ended October 31, 2016

STATEMENTS OF OPERATIONS

	Public Alternatives Fund	Real Assets Fund	Core Plus Bond Fund*
Investment Income
Dividends	$2,753,431	$3,121,212	$—
Income Distributions from Registered Investment Companies	10,743,122	148,290	—
Interest	721,700	712,757	1,638,005
Less: Foreign Taxes Withheld	(191,148)	(5,120)	(24,754)

Total Investment Income	14,027,105	3,977,139	1,613,251

Expenses
Investment Advisory Fees — Note 6	3,094,042	787,345	174,543
Administration Fees — Note 5	319,773	112,318	43,497
Shareholder Servicing Fees — Note 5	223,688	78,590	30,461
Management Fees — Note 6	47,589	16,720	6,480
Trustees’ Fees	33,538	11,764	5,753
Chief Compliance Officer Fees	20,905	7,705	5,007
Dividend Expense on Securities Sold Short — Note 2	1,531,511	—	—
Stock Loan Fees — Note 2	1,496,425	—	—
Custodian Fees	471,279	68,720	13,140
Legal Fees	47,914	16,863	11,828
Transfer Agent Fees	44,245	33,551	9,021
Audit Fees	43,372	55,806	28,122
Printing Fees	21,535	7,645	5,364
Registration Fees	15,127	13,170	39,941
Deferred Offering Costs	—	—	11,466
Insurance and Other Expenses	81,744	17,357	2,463

Total Expenses	7,492,687	1,227,554	387,086

Less:
Fees Paid Indirectly — Note 5	(3)	(3)	—

Net Expenses	7,492,684	1,227,551	387,086

Net Investment Income	6,534,421	2,749,588	1,226,165

Net Realized Gain (Loss) on:
Investments	3,916,764	(9,270,360)	(328,841)
Capital Gain Distributions from Registered Investment Companies	1,731,709	—	—
Securities Sold Short	930,563	—	—
Futures Contracts	(253,198)	(288,441)	—
Swap Contracts	297,520	58,485	(15,156)
Purchased Option/Swaption Contracts	(1,010,147)	(376,083)	—
Written Option/Swaption Contracts	5,302,340	216,191	—
Foreign Currency Transactions	(180,974)	58,452	110,280

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(13,525,284)	13,649,376	(3,943,337)
Securities Sold Short	(5,981,902)	—	—
Futures Contracts	157,337	197,475	—
Swap Contracts	2,457,334	60,507	282,831
Purchased Option/Swaption Contracts	(254,329)	35,860	—
Written Option/Swaption Contracts	685,010	(58,363)	—
Foreign Currency Transactions	(347)	7,401	2,215,724

Net Realized and Unrealized Gain (Loss)	(5,727,604)	4,290,500	(1,678,499)

Net Increase (Decrease) in Net Assets Resulting from Operations	$806,817	$7,040,088	$(452,334)

*	The Fund commenced operations on August 30, 2016.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Global Public Equity Fund		Income Opportunities Fund
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Operations:
Net Investment Income	$10,037,206	$7,703,676	$9,406,795	$6,853,254
Net Realized Gain (Loss) on Investments, Capital Gain Distributions from Registered Investment Companies, Futures Contracts and Foreign Currency Transactions	(8,470,577)	52,640,233	(12,156,424)	4,449,316
Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Foreign Currency Transactions	20,694,912	(49,401,804)	15,207,562	(32,384,941)

Net Increase (Decrease) in Net Assets Resulting from Operations	22,261,541	10,942,105	12,457,933	(21,082,371)

Dividends and Distributions from:
Net Investment Income	(11,255,805)	(8,604,898)	(7,902,475)	(6,517,102)
Net Realized Gains	(52,163,500)	(58,054,993)	(2,519,770)	—
Return of Capital	—	—	(607,464)	—

Total Dividends and Distributions	(63,419,305)	(66,659,891)	(11,029,709)	(6,517,102)

Capital Share Transactions:
Issued	119,454,414	124,286,730	36,718,720	29,895,200
Reinvestment of Dividends	63,419,304	66,659,891	11,029,708	6,517,102
Redeemed	(109,838,028)	(84,809,892)	(21,032,228)	(8,625,553)

Net Increase in Net Assets from Capital Share Transactions	73,035,690	106,136,729	26,716,200	27,786,749

Total Increase in Net Assets	31,877,926	50,418,943	28,144,424	187,276

Net Assets:
Beginning of Year	853,141,758	802,722,815	163,364,707	163,177,431

End of Year	$885,019,684	$853,141,758	$191,509,131	$163,364,707

Undistributed Net Investment Income	$6,560,333	$6,920,015	$11,823,493	$7,060,620

Shares Issued and Redeemed:
Issued	10,835,023	10,022,164	4,464,454	2,959,191
Reinvestment of Dividends	5,713,141	5,421,403	1,295,182	660,401
Redeemed	(9,740,237)	(6,802,164)	(2,459,453)	(861,185)

Net Increase in Shares Outstanding from Share Transactions	6,807,927	8,641,403	3,300,183	2,758,407

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Public Alternatives Fund		Real Assets Fund
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Operations:
Net Investment Income	$6,534,421	$10,722,503	$2,749,588	$2,645,221
Net Realized Gain (Loss) on Investments, Capital Gain Distributions from Registered Investment Companies, Purchased Options/Swaptions, Written Options/Swaptions, Securities Sold Short, Futures Contracts, Swap Contracts and Foreign Currency Transactions	10,734,577	20,242,241	(9,601,756)	(9,386,525)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Purchased Options/Swaptions, Written Options/Swaptions, Securities Sold Short, Futures Contracts, Swap Contracts and Foreign Currency Transactions	(16,462,181)	(8,705,872)	13,892,256	(26,425,267)

Net Increase (Decrease) in Net Assets Resulting from Operations	806,817	22,258,872	7,040,088	(33,166,571)

Dividends and Distributions from:
Net Investment Income	(8,564,648)	(15,413,990)	(7,984)	(808,185)
Net Realized Gains	(18,290,297)	(4,112,032)	—	—
Return of Capital	—	—	(2,094,940)	(2,152,474)

Total Dividends and Distributions	(26,854,945)	(19,526,022)	(2,102,924)	(2,960,659)

Capital Share Transactions:
Issued	60,546,259	60,590,037	40,396,339	36,395,097
Reinvestment of Dividends	26,854,941	19,526,022	2,102,924	2,960,659
Redeemed	(53,097,628)	(32,786,484)	(15,250,140)	(6,037,752)

Net Increase in Net Assets from Capital Share Transactions	34,303,572	47,329,575	27,249,123	33,318,004

Total Increase (Decrease) in Net Assets	8,255,444	50,062,425	32,186,287	(2,809,226)

Net Assets:
Beginning of Year	480,135,461	430,073,036	153,332,413	156,141,639

End of Year	$488,390,905	$480,135,461	$185,518,700	$153,332,413

Undistributed (Distributions in Excess of) Net Investment Income	$(324,221)	$(389,474)	$7,621,243	$5,007,543

Shares Issued and Redeemed:
Issued	6,049,343	5,780,884	5,642,095	4,201,312
Reinvestment of Dividends	2,672,833	1,896,512	266,878	351,336
Redeemed	(5,269,967)	(3,147,631)	(2,058,746)	(694,468)

Net Increase in Shares Outstanding from Share Transactions	3,452,209	4,529,765	3,850,227	3,858,180

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

Core Plus Bond Fund
Period ended October 31, 2016*
Operations:
Net Investment Income	$1,226,165
Net Realized Loss on Investments, Capital Gain Distributions from Registered Investment Companies, Purchased Options/Swaptions, Written Options/Swaptions, Securities Sold Short, Futures Contracts, Swap Contracts and Foreign Currency Transactions	(233,717)
Net Change in Unrealized Depreciation on Investments, Purchased Options/Swaptions, Written Options/Swaptions, Securities Sold Short, Futures Contracts, Swap Contracts and Foreign Currency Transactions	(1,444,782)

Net Decrease in Net Assets Resulting from Operations	(452,334)

Dividends and Distributions from:
Net Investment Income	(1,170,233)

Total Dividends and Distributions	(1,170,233)

Capital Share Transactions:
Issued	403,469,038
Reinvestment of Dividends	1,169,745
Redeemed	(7,306,328)

Net Increase in Net Assets from Capital Share Transactions	397,332,455

Total Increase in Net Assets	395,709,888

Net Assets:
Beginning of Period	—

End of Period	$395,709,888

Undistributed Net Investment Income	$127,352

Shares Issued and Redeemed:
Issued	40,361,360
Reinvestment of Dividends	117,509
Redeemed	(732,382)

Net Increase in Shares Outstanding from Share Transactions	39,746,487

*	The Fund commenced operations on August 30, 2016.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2016

FINANCIAL HIGHLIGHTS

For the year or period ended October 31,

For a share outstanding throughout the period

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (including dividend expense, broker fees, interest on short sales and commission recapture)	Ratio of Expenses to Average Net Assets (including dividend expense, broker fees and interest on short sales, excluding commission recapture)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover†
Global Public Equity Fund
2016	$12.25	$0.13	$0.12	$0.25	$(0.16)	$(0.76)	$—	$(0.92)	$11.58	2.40%	$885,020	0.91%	0.91%	1.19%	49%
2015	$13.16	$0.12	$0.06	$0.18	$(0.14)	$(0.95)	$—	$(1.09)	$12.25	1.39%	$853,142	0.93%	0.94%	0.93%	74%
2014	$12.85	$0.13	$0.85	$0.98	$(0.14)	$(0.53)	$—	$(0.67)	$13.16	7.96%	$802,723	0.94%	0.95%	0.97%	75%
2013	$10.22	$0.13	$2.59	$2.72	$(0.05)	$(0.04)	$—	$(0.09)	$12.85	26.84%	$732,239	0.97%	0.98%	1.11%	82%
2012#	$10.00	$0.01	$0.21	$0.22	$—	$—	$—	$—	$10.22	2.20%	$551,126	1.11%	1.11%	0.56%	17%

Income Opportunities Fund
2016	$9.22	$0.47	$—	$0.47	$(0.40)	$(0.14)	$(0.03)	$(0.57)	$9.12	5.72%	$191,509	0.58%	0.58%	5.44%	35%
2015	$10.91	$0.42	$(1.71)	$(1.29)	$(0.40)	$—	$—	$(0.40)	$9.22	(12.00)%	$163,365	0.54%	0.54%	4.16%	22%
2014	$10.94	$0.48	$0.34	$0.82	$(0.60)	$(0.20)	$(0.05)	$(0.85)	$10.91	7.73%	$163,177	0.55%	0.55%	4.40%	17%
2013	$10.12	$0.51	$0.82	$1.33	$(0.51)	$— **	$—	$(0.51)	$10.94	13.42%	$144,207	0.50%	0.52%	4.76%	63%
2012#	$10.00	$0.06	$0.08	$0.14	$(0.02)	$—	$—	$(0.02)	$10.12	1.37%	$121,936	0.75%	0.75%	3.44%	0%

Public Alternatives Fund
2016	$10.51	$0.14	$(0.13)	$0.01	$(0.18)	$(0.40)	$—	$(0.58)	$9.94	0.18%	$488,391	1.58%‡	1.58%	1.37%	92%
2015	$10.45	$0.24	$0.29	$0.53	$(0.37)	$(0.10)	$—	$(0.47)	$10.51	5.16%	$480,135	1.78%‡	1.78%	2.33%	117%
2014	$10.17	$0.21	$0.29	$0.50	$(0.22)	$—	$—	$(0.22)	$10.45	4.98%	$430,073	1.03%‡	1.03%	2.10%	153%
2013	$9.97	$0.06	$0.24	$0.30	$(0.10)	$—	$—	$(0.10)	$10.17	3.02%	$353,176	1.05%‡	1.05%	0.60%	109%
2012#	$10.00	$—	$(0.03)	$(0.03)	$—	$—	$—	$—	$9.97	(0.30)%	$312,444	1.38%‡	1.38%	(0.14)%	19%

Real Assets Fund
2016	$7.75	$0.12	$0.07	$0.19	$— **	$—	$(0.09)	$(0.09)	$7.85	2.46%	$185,519	0.73%	0.73%	1.65%	36%
2015	$9.81	$0.15	$(2.04)	$(1.89)	$(0.05)	$—	$(0.12)	$(0.17)	$7.75	(19.43)%	$153,332	0.73%	0.73%	1.71%	55%
2014	$9.71	$0.20	$0.28	$0.48	$(0.14)	$(0.07)	$(0.17)	$(0.38)	$9.81	4.94%	$156,142	0.74%	0.74%	1.96%	81%
2013	$10.05	$0.17	$(0.32)	$(0.15)	$(0.18)	$(0.01)	$—	$(0.19)	$9.71	(1.45)%	$133,602	0.78%	0.78%	1.78%	50%
2012#	$10.00	$0.04	$0.02	$0.06	$(0.01)	$—	$—	$(0.01)	$10.05	0.63%	$122,492	1.05%	1.05%	2.10%	7%

Core Plus Bond Fund
2016##	$10.00	$0.03	$(0.04)	$(0.01)	$(0.03)	$—	$—	$(0.03)	$9.96	(0.10)%	$395,710	0.60%	0.60%	1.94%	72%

#	The Funds commenced operations on August 30, 2012. All ratios for the period have been annualized.
##The	Fund commenced operations on August 30, 2016. All ratios for the period have been annualized.
*	Per share data calculated using average shares.
**	Amount represents less than $0.01
†	Total return and portfolio turnover rates are for the period indicated and have not been annualized.
‡	Excluding dividend expense, broker fees, and interest on short sales, the ratio of expenses to average net assets would have been 0.94%, 0.96%, 0.63%, 0.67% and 0.84%, respectively.

Amounts designated as (“—”) are $0.00 or have been rounded to $0.00.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2016

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 56 funds. The financial statements herein are those of the Cornerstone Advisors Funds. The Cornerstone Advisors Funds include the Cornerstone Advisors Global Public Equity Fund (the “Global Public Equity Fund”), Cornerstone Advisors Income Opportunities Fund (the Income Opportunities Fund”), Cornerstone Advisors Public Alternatives Fund (the “Public Alternatives Fund”), Cornerstone Advisors Real Assets Fund (the “Real Assets Fund”), and Cornerstone Advisors Core Plus Bond Fund (the “Core Plus Bond Fund”) (each a “Fund” and collectively the “Funds”). The Global Public Equity Fund, Income Opportunities Fund and Public Alternative Fund commenced operations on August 30, 2012. The Core Plus Bond Fund commenced operations on August 30, 2016. Each of the Cornerstone Funds is classified as a non-diversified investment company under the 1940 Act. The Global Public Equity Fund seeks capital appreciation. The Income Opportunities Fund seeks current income. The Public Alternatives Fund seeks capital appreciation with lower correlation to traditional global fixed income and public equity markets. The Real Assets Fund seeks capital appreciation and, as a secondary objective, current income. The Core Plus Bond Fund seeks total return, consisting of current income and capital appreciation. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The financial statements of the remaining funds of the Trust are presented separately.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The Funds are investment companies in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies. The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized third-party independent pricing agents.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for long positions and at the closing ask price for written options. Options not traded on a national securities exchange are valued at the last quoted bid price.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statements of Operations.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2016

All registered investment companies held in the Funds’ portfolios are valued at the published net asset value.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Cornerstone Advisors, Inc., (the “Adviser”) becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called.

The Global Public Equity Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market after the close of the foreign market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market and a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” or threshold based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

Securities for which market prices are not “readily available” are valued in good faith in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a Fair Value Pricing Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine its value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2016, the Income Opportunities Fund had two fair valued securities which amounted to $69,158 and represented 0.04% of net assets.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2016

components of the overall fair value measurement. For details of the investment classification, refer to the Schedules of Investments.

For the year ended October 31, 2016, there have been no changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements. The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains earned.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

During the year ended October 31, 2016, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended October 31, 2016, the Funds did not incur any interest or penalties.

Security Transactions, Dividend and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on the specific identification method. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discounts. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Funds, including investments in international securities, are maintained in U.S. dollars on the following basis: (I) market value of investment securities, assets and liabilities at the current rate of exchange; and (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — The Funds will hedge currency exposure utilizing forward foreign currency contracts if deemed appropriate by the Adviser or sub-adviser(s). Currency hedging, if utilized, is done to protect against specific transactions or Fund positions for a given stock from being significantly undermined by dollar/foreign currency fluctuations when the Adviser or sub-adviser perceives currency risk to be high. All forward foreign currency contracts are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds may also invest in securities denominated in foreign currencies and engage in foreign currency transactions on a spot (cash) basis. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Additionally, the risk exists that losses could exceed amounts disclosed on the Schedules of Investments or the Statements of Assets and Liabilities.

Futures Contracts — The Income Opportunities Fund, Public Alternatives Fund and Real Assets Fund each utilized futures contracts during the year ended October 31, 2016. To the extent consistent with its Investment Objective and Strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The futures contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2016

received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of October 31, 2016, if applicable.

Options/Swaptions Written/Purchased — The Funds may invest in financial options contracts to add return or to hedge their existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation. When a Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by a Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss. The risk in writing a call option/swaption is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option/swaption is that a Fund pays a premium whether or not the option/swaption is exercised. A Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Finally, for written options/swaptions, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. The Public Alternatives Fund and Real Assets Fund had open option/swaption contracts as of October 31, 2016, as disclosed in the Funds’ Schedules of Investments.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is determined and recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Funds intend to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2016

taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Securities Sold Short — As consistent with each Fund’s investment objectives, a Fund may engage in short sales. Short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. That Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends declared or interest that accrues during the period of the loan. Dividends and interest are shown on securities sold short as an expense for financial reporting purposes. To borrow the security, a Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The premium charged to a Fund is recorded as Stock Loan Fees on the Statements of Operations. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until a Fund closes its short position or replaces the borrowed security, that Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover a Fund’s short positions. As of October 31, 2016, the Public Alternatives Fund had open short positions.

In accordance with the terms of its prime brokerage agreement, the Public Alternatives Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Public Alternatives Fund records these prime broker charges on a net basis as interest income or interest expense on securities sold short. In addition, the Public Alternatives Fund is required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividend expense on securities sold short.

Short sales are collateralized by cash deposits with the counterparty brokers, Morgan Stanley & Co. LLC, and pledged securities held at the custodian, Brown Brothers & Harriman (“BBH”). The collateral required is determined daily by reference to the market value on short positions.

The Public Alternatives Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis and is charged an interest expense at the Fed Funds Rate plus 200 basis points on the amount of any shortfall in the required cash margin. These amounts are disclosed as Receivable from Prime Broker on the Statements of Assets and Liabilities.

Swap Contracts — The Funds are authorized to enter into swap contracts, including interest rate swap contracts, for the purposes of managing a Fund’s interest rate duration, yield curve exposure and yield spread sensitivity. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered. Interest rate swaps involve the exchange by a Fund with another party of their respective commitment to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal.

Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Interest rate and Total Return swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2016

Periodic payments made or received are recorded as realized gains or losses. At period end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Funds may have open at year end.

Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swaps outstanding at year end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds’ custodian. As of October 31, 2016, the Public Alternatives Fund, Real Assets Fund and Core Plus Bond Fund each have entered into swap contracts as shown on the Schedules of Investments.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds in the future, or requires increased fees, which could impair the Funds’ ability to achieve their investment objective. A counterparty may also increase its collateral requirements, which may limit the Funds ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, they will not be able to implement their investment strategy. As of October 31, 2016 the Public Alternatives Fund swap agreements were with four counterparties, Real Assets Fund swap agreements were with two counterparties and the Core Plus Bond Fund swap agreement was with one counterparty.

Expenses — Expenses that are directly related to the Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the Funds based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Global Public Equity Fund and the Public Alternatives Fund will distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually. The Income Opportunities Fund and the Real Assets Fund will distribute their net investment income quarterly and make distributions of their net realized capital gains, if any, at least annually. The Core Plus Bond Fund will distribute their net investment income monthly and make distributions of their net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs, including costs of printing the initial prospectus, legal and registration fees, are amortized over twelve months from inception of the Funds. As of October 31, 2016, the remaining amount still to be amortized was $31,629 for the Core Plus Bond Fund.

3. Derivative Transactions:

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the year. For Funds that held derivatives throughout the year with only one type of risk exposure, additional information can be found on the Schedules of Investments, Statements of Assets and Liabilities and the Statements of Operations.

The fair value of derivative instruments as of October 31, 2016, was as follows:

	Asset Derivatives			Liability Derivatives
	Year Ended October 31, 2016			Year Ended October 31, 2016
	Statement of Assets and Liability Location	Fair Value		Statement of Assets and Liability Location	Fair Value
Derivatives not accounted for as hedging instruments:
Real Asset Fund
Foreign exchange contracts	Unrealized appeciation on forward foreign currency contracts	$57,548		Unrealized depreciation on forward foreign currency contracts	$3,860
	Purchased options/swaptions contracts, at Value	37,459		Written options/swaptions contracts, at Value	74,170
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	199,927	*	Net Assets — Unrealized depreciation on futures contracts	74,967	*
	Purchased options/swaptions contracts, at Value	118,486		Written options/swaptions contracts, at Value	78,696
	Net Assets — Unrealized appreciation on swap contracts	24,341	†	Net Assets — Unrealized depreciation on swap contracts	—	†

Total Derivatives not accounted for as hedging instruments		$437,761			$231,693

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2016

	Asset Derivatives			Liability Derivatives
	Year Ended October 31, 2016			Year Ended October 31, 2016
	Statement of Assets and Liability Location	Fair Value		Statement of Assets and Liability Location	Fair Value
Core Plus Bond Fund
Foreign exchange contracts	Unrealized appeciation on forward foreign currency contracts	$2,288,442		Unrealized depreciation on forward foreign currency contracts	$71,248
Interest rate contracts	Net Assets — Unrealized appreciation on swap contracts	282,831	†	Net Assets — Unrealized depreciation on swap contracts	—	†

Total Derivatives not accounted for as hedging instruments		$2,571,273			$71,248

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

†	Includes cumulative appreciation (depreciation) of swap contracts as reported in the Schedule of Investments. Market value is reported within the Statement of Assets and Liabilities for swap contracts that have paid premiums and variation margin for centrally cleared swaps.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2016, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Purchased Options/ Swaptions	Written Options/ Swaptions	Total
Public Alternatives Fund
Equity contracts	$(389,183)	$—	$297,520	$(1,010,147)	$5,302,340	$4,200,530
Interest rate contracts	135,985	—	—	—	—	135,985
Total	$(253,198)	$—	$297,520	$(1,010,147)	$5,302,340	$4,336,515
Real Assets Fund
Foreign exchange contracts	$—	$102,215	$—	$(176,297)	$175,064	$100,982
Interest rate contracts	(288,441)	—	58,485	(199,786)	41,127	(388,615)
Total	$(288,441)	$102,215	$58,485	$(376,083)	$216,191	$(287,633)
Core Plus Bond Fund
Foreign exchange contracts	$—	$746,340	$—	$—	$—	$746,340
Interest rate contracts	—	—	(15,156)	—	—	(15,156)
Total	$—	$746,340	$(15,156)	$—	$—	$731,184

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Purchased Options/ Swaptions	Written Options/ Swaptions	Total
Public Alternatives Fund
Equity contracts	$137,751	$—	$2,457,334	$(254,329)	$685,010	$3,025,766
Interest rate contracts	19,586	—	—	—	—	19,586
Total	$157,337	$—	$2,457,334	$(254,329)	$685,010	$3,045,352
Real Assets Fund
Foreign exchange contracts	$—	$(3,671)	$—	$26,481	$(58,008)	$(35,198)
Interest rate contracts	197,475	—	60,507	9,379	(355)	267,006
Total	$197,475	$(3,671)	$60,507	$35,860	$(58,363)	$231,808
Core Plus bond Fund
Foreign exchange contracts	$—	$2,217,194	$—	$—	$—	$2,217,194
Interest rate contracts	—	—	282,831	—	—	282,831
Total	$—	$2,217,194	$282,831	$—	$—	$2,500,025

Written option and swaption transactions entered into during the year ended October 31, 2016 are summarized as follows:

Fund	Written Options		Swaptions
Public Alternatives Fund	Number of Contracts	Premium
Balance as of October 31, 2015	606	$2,503,933
Written	141,941	29,245,468
Expired	(29,962)	—
Closing buys	(112,024)	(29,657,694)
Balance as of October 31, 2016	561	$2,091,707

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2016

Fund	Written Options		Swaptions
Real Assets Fund	Number of Contracts	Premium	Notional Amount	Premium
Balance as of October 31, 2015	23	$14,650	6,655,000	$115,400
Written	300	40,543	48,860,000	346,821
Expired	(212)	(26,760)	—	—
Exercised	(60)	(8,903)	(9,290,000)	(125,146)
Closing buys	(51)	(19,530)	(34,685,000)	(203,514)
Balance as of October 31, 2016	—	$—	11,540,000	$133,561

The International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and effect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

To reduce counterparty risk with respect to OTC transactions, the Funds have entered into master netting arrangements, established within the Funds’ ISDA Master Agreements, which allow the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA Master Agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from their respective counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of October 31, 2016:

Public Alternatives Fund
Type	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received	Net Amount‡
Total return swaps**	$7,267,913	$(3,563,794)	$3,704,119	$—	$3,704,119
	$7,267,913	$(3,563,794)	$3,704,119	$—	$3,704,119
Counterparty	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Collateral Pledged†	Net Amount
Total return swaps**	$3,563,794	$(3,563,794)	$—	$—	$—
Short sales	95,368,033	—	95,368,033	(95,368,033)	—
	$98,931,827	$(3,563,794)	$95,368,033	$(95,368,033)	$—

**Amounts	presented represent net unrealized appreciation/(depreciation) on total return swap in the capital section of the Statement of Assets and Liabilities. The Statement of Assets and Liabilities also includes amounts for market value and premiums received on fully funded total return swap contracts.

†	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

‡	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2016

4. Transactions with Affiliates:

Certain officers and a trustee of the Trust are also employees of the Administrator, a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and trustee are paid no fees by the Trust.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

5. Administration, Distribution, Commission Recapture, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2016, the Funds paid $566,246 in the Global Public Equity Fund, $116,178 in the Income Opportunities Fund, $319,773 in the Public Alternatives Fund, $112,318 in the Real Assets Fund and $43,497 in the Core Plus Bond Fund for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Funds and the Distributor are parties to a Commission Recapture Agreement. The Funds direct certain fund trades to the Distributor, via a network of executing brokers, who pays a portion of the Fund’s expenses. Under this arrangement, the Global Public Equity Fund had expenses reduced by $21,464, which was used to pay operating expenses. This amount is labeled as “Commission Recapture” on the Statements of Operations.

The Funds have each adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.05% based on the Funds’ average daily net assets. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Funds may earn cash management credits that can be used to offset transfer agent expenses. During the year ended October 31, 2016, the Funds earned credits of $3 each, which were used to offset transfer agent expenses. These amounts are included in Fees Paid Indirectly on the Statements of Operations.

BBH acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

6. Investment Advisory Agreement:

The Adviser serves as the overall investment adviser to the Funds. The Adviser continuously monitors the performance of various investment sub-advisers to the Funds. Although the Adviser advises the Board of Trustees with regard to investment matters, the Adviser does not make the day-to-day investment decisions for the Funds except for allocating Fund assets directly to affiliated and unaffiliated open-end funds, closed-end funds, unregistered funds (including hedge funds) and exchange-traded funds (“Underlying Funds”). The Adviser is, however, responsible for establishing and/or rebalancing allocation of the Funds’ assets among strategies and sub-advisers and/or Underlying Funds. Each of the Funds is authorized by the Board of Trustees to operate on a “multi-manager” basis. This means that a single Fund may be managed by one or more sub-advisers. The Adviser may, from time to time, reallocate the assets of a multi-manager Fund among the sub-advisers that provide portfolio management services to the Fund when it believes that such action would be appropriate to achieve the overall objectives of the particular Fund. Pursuant to an investment advisory agreement between the Funds and the Adviser, the Adviser receives an annual fee of 0.01% of each of the Fund’s average net assets. The fees that the Adviser receives are labeled as “Management Fees” on the Statements of Operations. In addition to the fee payable by each Fund to the Adviser, each of the Funds pays a fee directly to its sub-adviser(s). For each Fund, the sub-advisers receive a fee based on the specified percentage of that portion of the Fund’s assets allocated to that sub-adviser. The total fees paid to sub-advisers directly are labeled as “Investment Advisory Fees” on the Statements of Operations.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2016

As of October 31, 2016, the Adviser has entered into investment sub-advisory agreements with the following parties:

Global Public Equity Fund
Acadian Asset Management LLC
Allianz Global Investors Capital LLC
Chautauqua Capital Management, LLC
ClariVest Asset Management LLC
Cramer Rosenthal McGlynn LLC
Driehaus Capital Management LLC — Emerging Markets Growth
Driehaus Capital Management LLC — International Small Cap Growth
Fairpointe Capital LLC
Harris Associates LP
LSV Asset Management — Global Concentrated
LSV Asset Management — Micro Cap
Marsico Capital Management LLC
Numeric Investors LLC
Parametric Portfolio Associates LLC
Phocas Financial Corporation
Thornburg Investment Management Inc.

Income Opportunities Fund
OFI SteelPath, Inc.
Strategic Income Management LLC

Public Alternatives Fund
AJO, LP
AJO Global Market Neutral
ClariVest Asset Management LLC
Numeric Investors LLC
Wells Fargo Portfolio Risk Advisors

Real Assets Fund
BlackRock Financial Management LLC
Kayne Anderson Capital Advisors LP

Core Plus Bond Fund
Franklin Advisers, Inc.
Loomis, Sayles & Company, L.P.
Metropolitan West Asset Management LLC
Prime Advisors, Inc.

7. Investment Transactions:

The cost of security purchases and proceeds from security sales, other than short-term securities, short sales and purchases to cover for the year ended October 31, 2016, were as follows:

	Purchases	Sales and Maturities	U.S. Government Purchases	U.S. Government Sales and Maturities
Global Public Equity Fund	$423,790,508	$404,671,978	$—	$—
Income Opportunities Fund	86,637,262	58,503,206	386,576	381,566
Public Alternatives Fund	310,642,679	284,188,265	80,875,406	83,536,938
Real Assets Fund	47,078,147	23,798,948	43,748,893	33,934,528
Core Plus Bond Fund*	150,833,194	3,697,761	351,417,873	156,168,180

*	Commenced operations on August 30, 2016

The cost of short sales and purchases to cover for the year ended October 31, 2016, were as follows:

	Purchases	Sales and Maturities	U.S. Government Purchases	U.S. Government Sales and Maturities
Public Alternatives Fund	$240,953,432	$241,896,539	$—	$—

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2016

The following permanent differences primarily attributable to the tax treatment of PFIC’s, MLP basis adjustments, foreign currency gain (loss), real estate investment trust adjustments, return of capital distributions, swap activity reclasses, distributions reclasses and IRC 263(h) adjustments have been reclassified to/from the following accounts during the year ended October 31, 2016:

	Increase (Decrease) in Undistributed Net Investment Income	Increase (Decrease) in Accumulated Realized Gain	Increase (Decrease) in Paid-in Capital
Global Public Equity Fund	$858,917	$(858,917)	$—
Income Opportunities Fund	3,258,553	(3,247,782)	(10,771)
Public Alternatives Fund	2,095,480	(2,089,715)	(5,765)
Real Assets Fund	(127,904)	122,793	5,111
Core Plus Bond Fund	71,420	(71,420)	—

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal years ended October 31, 2016 and October 2015, were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Global Public Equity Fund
2016	$15,697,593	$47,721,712	$—	$63,419,305
2015	17,766,015	48,893,876	—	66,659,891
Income Opportunities Fund
2016	$4,427,967	$5,994,277	$607,465	$11,029,709
2015	4,444,148	2,072,954	—	6,517,102
Public Alternatives Fund
2016	$22,307,358	$4,547,587	$—	$26,854,945
2015	15,413,990	4,112,032	—	19,526,022
Real Assets Fund
2016	$7,984	$—	$2,094,940	$2,102,924
2015	808,988	—	2,151,671	2,960,659
Core Plus Bond Fund
2016	$1,170,233	$—	$—	$1,170,233

As of October 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Global Public Equity Fund	$7,870,113	$—	$(9,128,637)	$86,170,402	$(313,190)	$84,598,688
Income Opportunities Fund	—	—	—	(13,302,654)	(9,929)	(13,312,583)
Public Alternatives Fund	4,766,438	4,913,263	—	(15,617,269)	(349,231)	(6,286,799)
Real Assets Fund	—	—	(17,208,152)	(8,513,256)	(1,306,365)	(27,027,773)
Core Plus Bond Fund	2,346,571	—	(198,329)	(1,553,614)	(2,217,195)	(1,622,567)

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Global Public Equity Fund has $9,128,637 of short-term capital losses and $0 of long-term capital losses that may be carried forward indefinitely. The Real Assets Fund has $7,928,441 of short-term capital losses and $9,279,711 of long-term capital losses that may be carried forward indefinitely. The Core Plus Bond Fund has $198,329 of short-term capital losses and $0 of long-term capital losses that may be carried forward indefinitely.

During the year ended October 31, 2016, the Real Assets Fund utilized $4,516,036 of short-term capital losses and $7,280,763 of long-term capital losses to offset capital gains.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2016

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, excluding securities sold short, held by the Funds at October 31, 2016, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Public Equity Fund	$788,341,104	$127,039,644	$(41,116,582)	$85,923,062
Income Opportunities Fund	201,720,136	662,940	(14,137,132)	(13,474,192)
Public Alternatives Fund	453,337,034	6,662,810	(30,363,342)	(23,700,532)
Real Assets Fund	189,527,352	4,021,954	(12,693,254)	(8,671,300)
Core Plus Bond Fund	391,827,690	579,155	(4,631,325)	(4,052,170)

9. Securities Lending:

The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Funds will not lend portfolio securities to their Adviser or their affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned by the Fund that might occur during the term of the loan would be for the account of the Fund.

The following is a summary of securities lending agreements held by the Global Public Equity Fund which would be subject to offset as of October 31, 2016:

Securities Loaned at Value	Cash Collateral Received (1)	Net Amount
$14,698,212	$14,698,212	$—

(1)	Excess collateral received in connection with the above securities lending transactions is not shown for financial reporting purposes. See the Global Public Equity Fund’s Schedule of Investments for the total collateral received.

10. Concentration of Risk:

In the normal course of business, the Global Public Equity Fund, the Income Opportunities Fund, the Public Alternatives Fund, the Real Assets Fund, and the Core Plus Bond Fund, invest substantially in underlying funds that are comprised of fixed income and equity securities in specific industries and that may engage in short selling activities, writing option contracts, and equity swaps, and therefore, the Funds may be affected by events in these industries. The Funds’ Prospectus provides a description of concentration and risk associated with the different investments in the underlying funds.

11. Other:

At October 31, 2016, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Global Public Equity Fund	1	100%
Income Opportunities Fund	1	99%
Public Alternatives Fund	1	100%
Real Assets Fund	1	99%
Core Plus Bond Fund	1	100%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2016

12. Regulatory Matters:

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Funds’ current financial statement presentation and expects that the Funds will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

13. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of:

Cornerstone Advisors Global Public Equity Fund

Cornerstone Advisors Income Opportunities Fund

Cornerstone Advisors Public Alternatives Fund

Cornerstone Advisors Real Assets Fund

Cornerstone Advisors Core Plus Bond Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Cornerstone Advisors Global Public Equity Fund, Cornerstone Advisors Income Opportunities Fund, Cornerstone Advisors Public Alternatives Fund, and Cornerstone Advisors Real Assets Fund, (collectively, with the Cornerstone Advisors Core Plus Bond Fund, the “Funds”, each a portfolio of The Advisors’ Inner Circle Fund), as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cornerstone Advisors Core Plus Bond Fund, as of October 31, 2016, and the related statements of operations, changes in net assets and the financial highlights for the period from August 30, 2016, commencement of operations, through October 31, 2016. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cornerstone Advisors Global Public Equity Fund, Cornerstone Advisors Income Opportunities Fund, Cornerstone Advisors Public Alternatives Fund, Cornerstone Advisors Real Assets Fund, and Cornerstone Advisors Core Plus Bond Fund, as of October 31, 2016, the results of their operations, changes in their net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania

December 23, 2016

[THIS PAGE INTENTIONALLY LEFT BLANK]

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2016

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (unaudited)

Set forth below are the names, years of birth, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be interested persons of the Trust are referred to as “Independent Trustees”.” Messrs. Nesher and Doran are Trustees who may be deemed to be interested persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-762-1442. The following chart lists Trustees and Officers as of October 31, 2016.

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years[4]
INTERESTED TRUSTEES[2,3]

ROBERT A. NESHER (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

WILLIAM M. DORAN (Born: 1940)	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016.

1	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Trustees oversee 56 funds in The Advisors’ Inner Circle Fund.
4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2016

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years[3]
INDEPENDENT TRUSTEES[2]

JOHN K. DARR (Born: 1944)	Trustee (Since 2008)	Retired. Chief Executive Officer, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.
JOSEPH T. GRAUSE JR. (Born: 1952)	Trustee (Since 2011)	Self-Employed Consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager — Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.
MITCHELL A. JOHNSON (Born: 1942)	Trustee (Since 2005)	Retired. Private Investor since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

BETTY L. KRIKORIAN (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

1	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Trustees oversee 56 funds in The Advisors’ Inner Circle Fund.
3	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2016

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years[3]
INDEPENDENT TRUSTEES[2]

BRUCE R. SPECA (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
GEORGE J. SULLIVAN, JR. (Born: 1942)	Trustee Lead Independent Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

OFFICERS

MICHAEL BEATTIE (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.	None.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.	None.

1	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Trustees oversee 56 funds in The Advisors’ Inner Circle Fund.
3	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2016

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years	Other Directorships Held in the Past Five Years
OFFICERS (continued)

DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis and Bockius LLP from 2006 to 2010.	None.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016.	None.
LISA WHITTAKER (Born: 1978)	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel and Compliance Office, The Glenmede Trust Company, N.A. (2011-2012). Associate, DrinkerBiddle & Reath LLP (2006-2011).	None.
JOHN Y. KIM (Born: 1981)	Vice President and Assistant Secretary (since 2014)	Attorney, SEI Investments Company (2014-present). Associate, Stradley Ronon Stevens & Young, LLP (2009-2014)	None.
BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners from 2007 to 2011.	None.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2016

DISCLOSURE OF FUND EXPENSES (unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2016 to October 31, 2016).

The table below illustrates your Fund’s costs in two ways:

Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The Expenses Paid During Period column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the Ending Account Value number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Fund under Expenses Paid During Period.”

Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the Expense Paid During Period column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes NOT your Fund’s actual return, the account values shown do not apply to your specific investment.

	Beginning Account Value 5/1/2016	Ending Account Value 10/31/2016	Annualized Expense Ratios	Expenses Paid During Period*
Global Public Equity Fund

Actual Fund Return	$1,000.00	$1,033.00	0.91%	$4.66
Hypothetical 5% Return	$1,000.00	$1,020.55	0.91%	$4.63
Income Opportunities Fund

Actual Fund Return	$1,000.00	$1,063.20	0.59%	$3.05
Hypothetical 5% Return	$1,000.00	$1,022.18	0.59%	$2.99
Public Alternatives Fund (1)

Actual Fund Return	$1,000.00	$999.00	1.58%	$7.93
Hypothetical 5% Return	$1,000.00	$1,017.20	1.58%	$8.00
Real Assets Fund

Actual Fund Return	$1,000.00	$1,008.70	0.74%	$3.74
Hypothetical 5% Return	$1,000.00	$1,021.42	0.74%	$3.76

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2016

	Beginning Account Value 5/1/2016	Ending Account Value 10/31/2016	Annualized Expense Ratios	Expenses Paid During Period*
Core Plus Bond Fund

Actual Fund Return	$1,000.00	$999.00	0.61%	$1.01	**

Hypothetical 5% Return	$1,000.00	$1,022.08	0.61%	$3.09

* Expenses are equal to the Funds annualized expense ratio, (including dividend expense and brokerage fees on short sales(1)), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the commencement of operations period shown.)

** Expenses are equal to the Funds annualized expense ratio, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the commencement of operations period shown.)

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2016

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (unaudited)

Board Considerations in Renewing the Advisory Agreement and Sub-Advisory Agreements for Cornerstone Advisors Global Public Equity Fund, Cornerstone Advisors Income Opportunities Fund, Cornerstone Advisors Public Alternatives Fund, and Cornerstone Advisors Real Assets Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory and sub-advisory agreements must be renewed after their initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the advisory and sub-advisory agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

Board meetings were held on May 17, 2016 and August 16, 2016 to decide whether to renew the following agreements (the “Agreements”) for additional one-year terms:

•	the advisory agreement between Cornerstone Advisors, Inc. (the “Adviser”) and the Trust, on behalf of the Funds; and

•	the sub-advisory agreements between the Adviser and certain sub-advisers (each, a “Sub-Adviser” and together, the “Sub-Advisers”), pursuant to which the Sub-Advisers serve as investment sub-advisers to the Funds, as set forth in the following table:

Sub-Adviser	Fund(s)
Acadian Asset Management LLC	Cornerstone Advisors Global Public Equity Fund
AJO, LP	Cornerstone Advisors Public Alternatives Fund
Allianz Global Investors U.S. LLC	Cornerstone Advisors Global Public Equity Fund
BlackRock Financial Management, LLC	Cornerstone Advisors Real Assets Fund
ClariVest Asset Management LLC	Cornerstone Advisors Global Public Equity Fund Cornerstone Advisors Public Alternatives Fund
Cramer Rosenthal McGlynn LLC	Cornerstone Advisors Global Public Equity Fund
Driehaus Capital Management LLC	Cornerstone Advisors Global Public Equity Fund
Fairpointe Capital LLC	Cornerstone Advisors Global Public Equity Fund
Harris Associates L.P.	Cornerstone Advisors Global Public Equity Fund
Kayne Anderson Capital Advisors, L.P.	Cornerstone Advisors Real Assets Fund
Marsico Capital Management, LLC	Cornerstone Advisors Global Public Equity Fund
Numeric Investors LLC	Cornerstone Advisors Global Public Equity Fund Cornerstone Advisors Public Alternatives Fund
OFI SteelPath, Inc.	Cornerstone Advisors Income Opportunities Fund
Parametric Portfolio Associates LLC	Cornerstone Advisors Global Public Equity Fund
Phocas Financial Corporation	Cornerstone Advisors Global Public Equity Fund
Strategic Income Management, LLC	Cornerstone Advisors Income Opportunities Fund
Thornburg Investment Management Inc.	Cornerstone Advisors Global Public Equity Fund
Wells Fargo Portfolio Risk Advisors	Cornerstone Advisors Public Alternatives Fund

In preparation for the meetings, the Trustees requested that the Adviser and the Sub-Advisers furnish information necessary to evaluate the terms of the Agreements. Prior to the meetings, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser and the Sub-Advisers, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser, the Sub-Advisers and other service providers of the Funds presented or submitted to the Board at the meetings and other meetings held during the prior year, to help them decide whether to renew the Agreements for an additional year.

Specifically, the Board requested and received written materials from the Adviser, the Sub-Advisers and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s and the Sub-Advisers’ services; (ii) the Adviser’s and the Sub-Advisers’ investment management personnel; (iii) the Adviser’s and the Sub-Advisers’ operations and financial condition; (iv) the Adviser’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and the Sub-Advisers and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s and the Sub-Advisers’ profitability from their relationship with the Funds,

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2016

including both direct and indirect benefits accruing to the Adviser and the Sub-Advisers and their affiliates; (vii) the Adviser’s and the Sub-Advisers’ potential economies of scale; (viii) the Adviser’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser and the Sub-Advisers, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meetings to help the Trustees evaluate the Adviser’s and the Sub-Advisers’ services, fees and other aspects of the Agreements. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser and the Sub-Advisers.

At the Board meetings, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser, the Sub-Advisers and other service providers of the Funds, renewed the Agreements. In considering the renewal of the Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser and the Sub-Advisers; (ii) the investment performance of the Funds and the Adviser and the Sub-Advisers; (iii) the costs of the services provided and profits realized by the Adviser and the Sub-Advisers from their relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and the Sub-Advisers and their affiliates; (iv) the extent to which economies of scale are being realized by the Adviser and the Sub-Advisers; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser and the Sub-Advisers

In considering the nature, extent and quality of the services provided by the Adviser and the Sub-Advisers, the Board reviewed the portfolio management services provided by the Adviser and the Sub-Advisers to the Funds, including the quality and continuity of the Adviser’s and the Sub-Advisers’ portfolio management personnel, the resources of the Adviser and the Sub-Advisers, and the Adviser’s and the Sub-Advisers’ compliance history and compliance program. The Trustees reviewed the terms of the Agreements. The Trustees also reviewed the Adviser’s and the Sub-Advisers’ investment and risk management approaches for the Funds. The Trustees considered that the Adviser supervises and monitors the performance of the Sub-Advisers. The most recent investment adviser registration forms (“Form ADV”) for the Adviser and the Sub-Advisers were provided to the Board, as were the responses of the Adviser and the Sub-Advisers to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser and the Sub-Advisers to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser and the Sub-Advisers such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser and the Sub-Advisers were sufficient to support renewal of the Agreements.

Investment Performance of the Funds, the Adviser and the Sub-Advisers

The Board was provided with regular reports regarding the Funds’ performance over various time periods, including since their inception, and information regarding the Funds’ performance since the Agreements were last renewed. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser and the Sub-Advisers provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser and the Sub-Advisers in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser and the Sub-Advisers had been able to achieve for the Funds were sufficient to support renewal of the Agreements.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser and the Sub-Advisers, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser and the Sub-Advisers. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2016

funds as classified by Lipper. The Trustees reviewed the management fees charged by the Sub-Advisers to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Trustees also considered that the fees payable to the Sub-Advisers reflected arms-length negotiations between the Adviser and the Sub-Advisers. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser and the Sub-Advisers.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser and the Sub-Advisers from their relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and the Sub-Advisers and their affiliates. The Trustees considered how the Adviser’s and the Sub-Advisers’ profitability was affected by factors such as their organizational structures and methods for allocating expenses. The Trustees concluded that the profit margins of the Adviser and the Sub-Advisers with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s and the Sub-Advisers’ commitment to managing the Funds.

The Trustees considered the Adviser’s and Sub-Advisers’ views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fees were reasonable in light of the information that was provided to the Trustees by the Adviser and the Sub-Advisers with respect to economies of scale.

Renewal of the Agreements

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreements, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreements for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Board Considerations in Approving the Advisory Agreement and Sub-Advisory Agreements for the Cornerstone Advisors Core Plus Bond Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory and sub-advisory agreements must be approved: (i) by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) who are not parties to the advisory or sub-advisory agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

A Board meeting was held on May 17, 2016 to decide whether to approve the following agreements (the “Agreements”) for initial two-year terms:

•	the advisory agreement between Cornerstone Advisors, Inc. (the “Adviser”) and the Trust, on behalf of the Fund; and

•	the sub-advisory agreements between the Adviser and each of Metropolitan West Asset Management, LLC, Prime Advisors, Inc., Franklin Advisers, Inc. and Loomis, Sayles & Company, L.P. (each, a “Sub-Adviser” and together, the “Sub-Advisers”), pursuant to which the Sub-Advisers would serve as investment sub-advisers to the Fund.

In preparation for the meeting, the Trustees requested that the Adviser and the Sub-Advisers furnish information necessary to evaluate the terms of the Agreements. The Trustees used this information, as well as other information that the Adviser, the Sub-Advisers and other service providers of the Fund presented or submitted to the Board at the meeting, to help them decide whether to approve the Agreements for initial two-year terms.

Specifically, the Board requested and received written materials from the Adviser, the Sub-Advisers and other service providers of the Fund regarding: (i) the nature, extent and quality of the services to be provided by the Adviser and the Sub-Advisers; (ii) the

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2016

Adviser’s and the Sub-Advisers’ investment management personnel; (iii) the Adviser’s and the Sub-Advisers’ operations and financial condition; (iv) the Adviser’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s proposed advisory fees to be paid to the Adviser and the Sub-Advisers and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the Adviser’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (vii) the Adviser’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (viii) the Adviser’s and the Sub-Advisers’ investment experience; (ix) the Adviser’s rationale for introducing the Fund as well as the Fund’s proposed objective and strategy; and (x) the Sub-Advisers’ performance in managing similar accounts.

Representatives from the Adviser and the Sub-Advisers, along with other Fund service providers, presented additional information and participated in question and answer sessions at the meeting to help the Trustees evaluate the Adviser’s and the Sub-Advisers’ services, fees and other aspects of the Agreements. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and the Adviser and the Sub-Advisers.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser, the Sub-Advisers and other service providers of the Fund, approved the Agreements. In considering the approval of the Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Adviser and the Sub-Advisers; and (ii) the fees to be paid to the Adviser and the Sub-Advisers, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser and the Sub-Advisers

In considering the nature, extent and quality of the services to be provided by the Adviser and the Sub-Advisers, the Board reviewed the portfolio management services to be provided by the Adviser and the Sub-Advisers to the Fund, including the quality and continuity of the Adviser’s and the Sub-Advisers’ portfolio management personnel, the resources of the Adviser and the Sub-Advisers, and the Adviser’s and the Sub-Advisers’ compliance history and compliance program. The Trustees reviewed the terms of the proposed Agreements. The Trustees also reviewed the Adviser’s and the Sub-Advisers’ proposed investment and risk management approaches for the Fund. The Trustees considered that the Adviser would supervise and monitor the performance of the Sub-Advisers. The most recent investment adviser registration forms (“Form ADV”) for the Adviser and the Sub-Advisers were provided to the Board, as were the responses of the Adviser and the Sub-Advisers to a detailed series of questions which included, among other things, information about the investment advisory services to be provided by the Adviser and the Sub-Advisers to the Fund.

The Trustees also considered other services to be provided to the Fund by the Adviser and the Sub-Advisers such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by the Adviser and the Sub-Advisers would be satisfactory.

Costs of Advisory Services

In considering the advisory fees payable by the Fund to the Adviser and the Sub-Advisers, the Trustees reviewed, among other things, a report of the proposed advisory fees to be paid to the Adviser and the Sub-Advisers. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper, an independent provider of investment company data. The Trustees reviewed pro forma fee and expense information, as well as the management fees charged by the Sub-Advisers to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Trustees also considered that the fees payable to the Sub-Advisers would reflect arms-length negotiations between the Adviser and the Sub-Advisers. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services expected to be rendered by the Adviser and the Sub-Advisers. The Board also considered the Adviser’s and the Sub-Advisers’ commitment to managing the Fund.

Because the Fund was new and had not commenced operations, it did not yet have an investment performance record and it was not possible to determine the profitability that the Adviser or the Sub-Advisers might achieve with respect to the Fund or the extent to which economies of scale would be realized by the Adviser or the Sub-Advisers as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding the Fund’s investment performance, the Adviser’s or the Sub-Advisers’

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2016

profitability, or the extent to which economies of scale would be realized by the Adviser or the Sub-Advisers as the assets of the Fund grow, but will do so during future considerations of the Agreements.

Approval of the Agreements

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreements, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Agreements for initial terms of two years. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2016

NOTICE TO SHAREHOLDERS (unaudited)

For shareholders that do not have an October 31, 2016 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2016 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2016, the Funds are designating the following items with regard to distributions paid during the year.

	Return of Capital	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Qualified Interest Income (4)	Qualified Short- Term Capital Gain (5)
Global Public Equity Fund	0.00%	75.25%	24.75%	100.00%	49.96%	100.00%	0.00%	0.03%	0.00%
Income Opportunities Fund	5.50%	54.35%	40.15%	100.00%	27.21%	28.56%	0.00%	36.96%	0.00%
Public Alternatives Fund	0.00%	16.93%	83.07%	100.00%	0.18%	7.10%	0.00%	0.66%	0.00%
Real Assets Fund	99.62%	0.00%	0.38%	100.00%	100.00%	100.00%	0.19%	34.62%	0.00%
Core Plus Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	11.49%	20.89%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors.

(5)	The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2016. Complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV.

Cornerstone Advisors Funds

c/o DST Systems, Inc.

P.O. Box 219009

Kansas City, MO 64121-9009

1-888-762-1442

Investment Adviser

Cornerstone Advisors, Inc.

225 108th Avenue NE, Suite 400

Bellevue, Washington 98004-5782

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis, Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$49,000	N/A	N/A	$116,100	$0	$0
(b) Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c) Tax Fees	$25,000	$0	$110,000	$25,000	$0	$0
(d) All Other Fees	$0	$0	$0	$0	$0	$4,000

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$725,065	N/A	N/A	$723,360	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$160,000	N/A	N/A	$130,000	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	$82,450	N/A	N/A	$72,450	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$141,000	N/A	N/A	$110,000	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $135,000 and $29,000 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $62,500 and $55,300 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $82,450 and $72,450 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2016 and 2015, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2017

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller and Chief Financial Officer

Date: January 6, 2017

*	Print the name and title of each signing officer under his or her signature.